Filed pursuant to rule 497(c)
Registration No. 333-11283

March 1, 2011   PROSPECTUS

SUNAMERICA SERIES, INC.

SUNAMERICA FOCUSED PORTFOLIOS

Focused Large-Cap Growth Portfolio

Focused Growth Portfolio

Focused Small-Cap Growth Portfolio

Focused Small-Cap Value Portfolio

Focused Dividend Strategy Portfolio

Focused Growth and Income Portfolio

Focused Technology Portfolio

Focused StarALPHA Portfolio

SunAmerica Strategic Value Portfolio

Class	Focused Large-Cap Growth Portfolio: Ticker Symbols	Focused Growth Portfolio: Ticker Symbols	Focused Small-Cap Growth Portfolio: Ticker Symbols	Focused Small-Cap Value Portfolio: Ticker Symbols	Focused Dividend Strategy Portfolio: Ticker Symbols
A Shares	SSFAX	SSAAX	NSKAX	SSSAX	FDSAX
B Shares	SSFBX	SSABX	NBSCX	SSSBX	FDSBX
C Shares	SSFTX	SSACX	NCSCX	SSSTX	FDSTX
I Shares	—	—	NSKIX	—	—
Z Shares	SSFZX	—	—	—	—

Class	Focused Growth and Income Portfolio: Ticker Symbols	Focused Technology Portfolio: Ticker Symbols	Focused StarALPHA Portfolio: Ticker Symbols	SunAmerica Strategic Value Portfolio
A Shares	FOGAX	STNAX	FSAPX	SFVAX
B Shares	FOGBX	STNBX	—	SFDBX
C Shares	FOGTX	STNTX	N/A	SFVTX
I Shares	N/A	—	—	—
Z Shares	—	—	—	—

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Portfolio Highlights: Focused Large-Cap Growth Portfolio

Investment Goal

The investment goal of the Focused Large-Cap Growth Portfolio (the “Portfolio”) is long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information-Sales Charge Reductions and Waivers” section on page 49 of the Portfolio’s Prospectus and in the “Additional Information Regarding Purchase of Shares” section on page B-68 of the Portfolio’s statement of additional information. Class Z shares are offered exclusively to participants in certain retirement plans and other programs.

	Class A	Class B	Class C	Class Z
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	4.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
Maximum Account Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.35%	1.00%	1.00%	—%
Other Expenses	0.35%	0.41%	0.36%	0.09%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses(2)	1.46%	2.17%	2.12%	0.85%

(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 48-50 of the Prospectus for more information about the CDSCs.
(2)	The Total Annual Fund Operating Expenses do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table which reflects the operating expenses of each Class and does not include Acquired Fund Fees and Expenses.

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Focused Large-Cap Growth Portfolio
Class A Shares	$715	$1,010	$1,327	$2,221
Class B Shares	620	979	1,364	2,323
Class C Shares	315	664	1,139	2,452
Class Z Shares	87	271	471	1,049

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Focused Large-Cap Growth Portfolio
Class A Shares	$715	$1,010	$1,327	$2,221
Class B Shares	220	679	1,164	2,323
Class C Shares	215	664	1,139	2,452
Class Z Shares	87	271	471	1,049

Portfolio Turnover:

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 101% of the average value of its portfolio.

Principal Investment Strategies and Techniques of the Portfolio

The Portfolio’s principal investment strategies are growth and “focused.” The growth oriented philosophy to which the Focused Large-Cap Growth Portfolio subscribes—that of investing in securities believed to offer the potential for long-term growth of capital—focuses on securities considered to have a historical record of above-average earnings growth; to have significant growth potential for earnings growth; to have above-average earnings growth or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand. A focused strategy is one in which an investment adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers’ “highest confidence” stocks exceeds that of their more diversified portfolios. The Portfolio will generally hold between 30 to 50 securities, although an adviser may, in its discretion, hold less than 30 securities. Examples of when the Portfolio may hold more than the specified number of securities include, but are not limited to, re-balancing or purchase and sale transactions, including where a new adviser is selected to manage the Portfolio or a portion of the Portfolio’s assets. The adviser may invest in additional financial instruments for the purpose of cash management or to hedge a security portfolio position.

The principal investment technique of the Portfolio is active trading of equity securities that offer the potential for long-term growth of capital. Under normal market conditions, at least 80% of the Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in large-cap companies.

Large-cap companies will generally include companies whose market capitalizations are equal to or greater than the smallest company in the Russell 1000 Index during the most recent 12-month period. As of the most recent annual reconstitution on June 25, 2010, the market capitalization range of companies in the Russell 1000 Index was approximately $0.97 billion to $290.86 billion, which range will vary daily.

The principal investment strategies and principal investment techniques of the Portfolio may be changed without shareholder approval. You will receive at least sixty (60) days’ notice of any change to the 80% investment policy set forth above.

Portfolio Highlights: Focused Large-Cap Growth Portfolio

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goals will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Fund.

Stock Market Volatility and Securities Selection. The Portfolio invests primarily in equity securities. As with any fund that invests in equity securities, the value of your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of “value” stocks and “growth” stocks may rise or decline under varying market conditions—for example, value stocks may perform well under circumstances in which growth stocks in general have fallen. In addition, individual stocks selected for the Portfolio may underperform the market generally.

Non-Diversification. The Portfolio is non-diversified, which means it can invest a larger portion of its assets in the stock of a single company than can some other mutual funds. By investing in a smaller number of stocks, a Portfolio’s risk is increased because the effect of each stock on the Portfolio’s performance is greater.

Active Trading. As part of the Portfolio’s principal investment technique, the Portfolio may engage in active trading of its portfolio securities. Because the Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and which will affect the Portfolio’s performance. During periods of increased market volatility, active trading may be more pronounced.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year, and compares the Portfolio’s average annual returns to those of the Russell 1000® Growth Index, a broad measure of market performance. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Of course, past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. Updated information on the Portfolio’s performance can be obtained by visiting www.sunamericafunds.com or can be obtained by phone at 800-858-8850, ext. 6003.

FOCUSED LARGE-CAP GROWTH PORTFOLIO        (CLASS A)

During the 10-year period shown in the Bar Chart, the highest return for a quarter was 18.69% (quarter ended June 30, 2003) and the lowest return for a quarter was -25.34% (quarter ended December 31, 2008).

	Average Annual Total Returns (as of the periods ended December 31, 2010)
	Past One Year	Past Five Years	Past Ten Years
Class B	4.84%	-1.98%	-1.04%
Class C	7.96%	-1.55%	-1.15%
Class Z	10.30%	-0.32%	0.02%
Class A	3.34%	-2.07%	-1.09%
Return After Taxes on Distributions (Class A)	3.34%	-2.07%	-1.09%
Return After Taxes on Distributions and Sale of Portfolio Shares (Class A)[1]	2.17%	-1.75%	-0.92%

Russell 1000® Growth Index	16.71%	3.75%	0.02%

[1]

When the return after taxes on distributions and sale of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

Portfolio Highlights: Focused Large-Cap Growth Portfolio

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. (“SunAmerica” or the “Adviser”).

Portfolio Manager

Name	Portfolio Manager of the Portfolio Since	Title
John Massey	2006	Senior Vice President at SunAmerica

For important information about purchase and sale of Portfolio shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 47 of the Prospectus.

Portfolio Highlights: Focused Growth Portfolio

Investment Goal

The investment goal of the Focused Growth Portfolio (the “Portfolio”) is long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information-Sales Charge Reductions and Waivers” section on page 49 of the Portfolio’s Prospectus and in the “Additional Information Regarding Purchase of Shares” section on page B-68 of the Portfolio’s statement of additional information.

	Class A	Class B	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	4.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Maximum Account Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.35%	1.00%	1.00%
Other Expenses	0.40%	0.47%	0.42%

Total Annual Fund Operating Expenses Before Fee Waiver and/or Expense Reimbursement	1.75%	2.47%	2.42%

Fee Waiver and/or Expense Reimbursement(2)	0.03%	0.10%	0.05%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	1.72%	2.37%	2.37%

(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 48-50 of the Prospectus for more information about the CDSCs.
(2)	Any waivers or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the expense limitations set forth in note 3 below.
(3)	Pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.72%, 2.37% and 2.37% for Class A, Class B and Class C shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. This agreement will continue in effect indefinitely, unless terminated by the Board of Directors, including a majority of the Independent Directors.

Portfolio Highlights: Focused Growth Portfolio

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Focused Growth Portfolio
Class A Shares	$740	$1,086	$1,455	$2,488
Class B Shares	640	1,039	1,465	2,545
Class C Shares	340	739	1,265	2,706

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Focused Growth Portfolio
Class A Shares	$740	$1,086	$1,455	$2,488
Class B Shares	240	739	1,265	2,545
Class C Shares	240	739	1,265	2,706

Portfolio Turnover:

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies and Techniques of the Portfolio

The Portfolio’s principal investment strategies are growth and “focused.” The growth oriented philosophy to which the Focused Growth Portfolio subscribes—that of investing in securities believed to offer the potential for long-term growth of capital—focuses on securities considered to have a historical record of above-average earnings growth; to have significant growth potential for earnings growth; to have above-average earnings growth or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand. A focused strategy is one in which an investment adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers’ “highest confidence” stocks exceeds that of their more diversified portfolios. The Portfolio will generally hold between 30 to 50 securities, although an adviser may, in its discretion, hold less than 30 securities. Examples of when the Portfolio may hold more than the specified number of securities include, but are not limited to, re-balancing or purchase and sale transactions, including where a new adviser is selected to manage the Portfolio or a portion of the Portfolio’s assets. The adviser may invest in additional financial instruments for the purpose of cash management or to hedge a security portfolio position.

The principal investment technique of the Portfolio is active trading of equity securities of companies of any market capitalization that offer the potential for long-term growth of capital.

The principal investment strategies and principal investment techniques of the Portfolio may be changed without shareholder approval.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goals will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Fund.

Stock Market Volatility and Securities Selection. The Portfolio invests primarily in equity securities. As with any fund that invests in equity securities, the value of your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of “value” stocks and “growth” stocks may rise or decline under varying market conditions—for example, value stocks may perform well under circumstances in which growth stocks in general have fallen. In addition, individual stocks selected for the Portfolio may underperform the market generally.

Non-Diversification. The Portfolio is non-diversified, which means it can invest a larger portion of its assets in the stock of a single company than can some other mutual funds. By investing in a smaller number of stocks, a Portfolio’s risk is increased because the effect of each stock on the Portfolio’s performance is greater.

Small- and Mid-Market Capitalization. The Portfolio invests in securities without regard to capitalization. Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

Active Trading. As part of the Portfolio’s principal investment technique, the Portfolio may engage in active trading of its portfolio securities. Because the Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and which will affect the Portfolio’s performance. During periods of increased market volatility, active trading may be more pronounced.

Portfolio Highlights: Focused Growth Portfolio

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year, and compares the Portfolio’s average annual returns to those of the Russell 3000® Growth Index, a broad measure of market performance. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Of course, past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. Updated information on the Portfolio’s performance can be obtained by visiting www.sunamericafunds.com or can be obtained by phone at 800-858-8850, ext. 6003.

FOCUSED GROWTH PORTFOLIO        (CLASS A)

During the 10-year period shown in the Bar Chart, the highest return for a quarter was 20.61% (quarter ended June 30, 2009) and the lowest return for a quarter was -24.33% (quarter ended September 30, 2008).

	Average Annual Total Returns (as of the periods ended December 31, 2010)
	Past One Year	Past Five Years	Past Ten Years
Class B	5.26%	0.17%	0.32%
Class C	8.21%	0.55%	0.19%
Class A	3.63%	0.02%	0.26%
Return After Taxes on Distributions (Class A)	3.63%	-0.15%	0.17%
Return After Taxes on Distributions and Sale of Portfolio Shares (Class A)[1]	2.36%	-0.03%	0.19%

Russell 3000® Growth Index	17.64%	3.88%	0.28%

[1]

When the return after taxes on distributions and sale of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. (“SunAmerica” or the “Adviser”). The Portfolio is subadvised by Janus Capital Management LLC (“Janus”). With respect to the Focused Growth Portfolio, when the Prospectus refers to the “Adviser,” it means SunAmerica or Janus, as applicable.

Portfolio Manager

Name	Portfolio Manager of the Portfolio Since	Title
Ron Sachs, CFA	2008	Portfolio Manager and Vice President at Janus

For important information about purchase and sale of Portfolio shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 47 of the Prospectus.

Portfolio Highlights: Focused Small-Cap Growth Portfolio

Investment Goal

The investment goal of the Focused Small-Cap Growth Portfolio (the “Portfolio” ) is long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information-Sales Charge Reductions and Waivers” section on page 49 of the Portfolio’s Prospectus and in the “Additional Information Regarding Purchase of Shares” section on page B-68 of the Portfolio’s statement of additional information. Class I shares are offered exclusively to participants in certain retirement plans and other programs.

	Class A	Class B	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	4.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
Maximum Account Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.35%	1.00%	1.00%	None
Other Expenses	0.42%	0.56%	0.48%	2.37%
Acquired Funds Fees and Expenses	0.01%	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses Before Fee Waiver and/or Expense Reimbursement/(Recoupment)	1.53%	2.32%	2.24%	3.13%

Fee Waiver and/or Expense Reimbursement/(Recoupment)(3)	(0.05)%	(0.06)%	(0.14)%	1.79%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement/(Recoupment)(4)(5)	1.58%	2.38%	2.38%	1.34%

(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 48-50 of the Prospectus for more information about the CDSCs.
(2)	The management fee for the Portfolio was decreased effective December 7, 2009. The expense information in the table reflects the current management fee as if it had been in effect for a full fiscal year and, therefore, the “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements/(Recoupment)” shown in the table may not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table.
(3)	Any waivers or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the expense limitations set forth in note 4 below.
(4)	Pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.72%, 2.37%, 2.37% and 1.33% for Class A, Class B, Class C and Class I shares, respectively. Effective December 7, 2009, the contractual expense cap for the Portfolio’s Class I shares was decreased from 1.62% to 1.33%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. This agreement will continue in effect indefinitely, unless terminated by the Board of Directors, including a majority of the Independent Directors.
(5)	The Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements/(Recoupment) do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table which reflects the operating expenses of each Class and does not include Acquired Fund Fees and Expenses. The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements/(Recoupment) shown in the table above for the Class I shares exceed the contractual expense limitations shown in footnote 4 because they include Acquired Fund Fees and Expenses, whereas the contractual expense limitations are based on operating expenses and do not include Acquired Fund Fees and Expenses.

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Focused Small-Cap Growth Portfolio
Class A Shares	$726	$1,045	$1,386	$2,345
Class B Shares	641	1,042	1,470	2,517
Class C Shares	341	742	1,270	2,716
Class I Shares	136	425	734	1,613

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Focused Small-Cap Growth Portfolio
Class A Shares	$726	$1,045	$1,386	$2,345
Class B Shares	241	742	1,270	2,517
Class C Shares	241	742	1,270	2,716
Class I Shares	136	425	734	1,613

Portfolio Turnover:

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 261% of the average value of its portfolio.

Principal Investment Strategies and Techniques of the Portfolio

The Portfolio’s principal investment strategies are growth and “focused.” The growth oriented philosophy to which the Focused Small-Cap Growth Portfolio subscribes—that of investing in securities believed to offer the potential for long-term growth of capital—focuses on securities considered to have a historical record of above-average earnings growth; to have significant growth potential for earnings growth; to have above-average earnings growth or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand. A focused strategy is one in which an investment adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers’ “highest confidence” stocks exceeds that of their more diversified portfolios. The Portfolio will generally hold between 30 to 50 securities, although an adviser may, in its discretion, hold less than 30 securities. Examples of when the Portfolio may hold more than the specified number of securities include, but are not limited to, re-balancing or purchase and sale transactions, including where a new adviser is selected to manage the Portfolio or a portion of the Portfolio’s assets. The adviser may invest in additional financial instruments for the purpose of cash management or to hedge a security portfolio position.

The principal investment technique of the Portfolio is active trading of equity securities that offer the potential for long-term growth of capital. Under normal market conditions, at least 80% of the Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in small-cap companies with characteristics similar to those contained in the Russell 2000 Growth Index, the Portfolio’s Benchmark Index.

Small-cap companies will generally include companies whose market capitalizations are equal to or less than the largest company in the Russell 2000 Index during the most recent 12-month period. As of the most recent annual reconstitution on June 25, 2010, the market capitalization range of companies in the Russell 2000 Index was $0.04 billion to $2.54 billion, which range will vary daily.

The principal investment strategies and principal investment techniques of the Portfolio may be changed without shareholder approval. You will receive at least sixty (60) days’ notice of any change to the 80% investment policy set forth above.

Portfolio Highlights: Focused Small-Cap Growth Portfolio

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goals will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Fund.

Stock Market Volatility and Securities Selection. The Portfolio invests primarily in equity securities. As with any fund that invests in equity securities, the value of your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of “value” stocks and “growth” stocks may rise or decline under varying market conditions—for example, value stocks may perform well under circumstances in which growth stocks in general have fallen. In addition, individual stocks selected for the Portfolio may underperform the market generally.

Non-Diversification. The Portfolio is non-diversified, which means it can invest a larger portion of its assets in the stock of a single company than can some other mutual funds. By investing in a smaller number of stocks, a Portfolio’s risk is increased because the effect of each stock on the Portfolio’s performance is greater.

Small-Market Capitalization. The Portfolio invests in small-cap companies. Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

Active Trading. As part of the Portfolio’s principal investment technique, the Portfolio may engage in active trading of its portfolio securities. Because the Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and which will affect the Portfolio’s performance. During periods of increased market volatility, active trading may be more pronounced.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year, and compares the Portfolio’s average annual returns to those of the Russell 2000® Growth Index, a broad measure of market performance. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Of course, past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. Updated information on the Portfolio’s performance can be obtained by visiting www.sunamericafunds.com or can be obtained by phone at 800-858-8850, ext. 6003.

FOCUSED SMALL-CAP GROWTH        (CLASS A)

During the 10-year period shown in the Bar Chart, the highest return for a quarter was 31.82% (quarter ended December 31, 2001) and the lowest return for a quarter was -25.45% (quarter ended September 30, 2001).

	Average Annual Total Returns (as of the periods ended December 31, 2010)
	Past One Year	Past Five Years	Past Ten Years
Class B	13.30%	1.25%	2.49%
Class C	16.28%	1.56%	2.31%
Class I	18.53%	2.37%	3.14%
Class A	11.44%	1.04%	2.37%
Return After Taxes on Distributions (Class A)	11.44%	0.10%	1.76%
Return After Taxes on Distributions and Sale of Portfolio Shares (Class A)[1]	7.44%	0.86%	2.02%

Russell 2000® Growth Index	29.09%	5.30%	3.78%

[1]

When the return after taxes on distributions and sale of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

Portfolio Highlights: Focused Small-Cap Growth Portfolio

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. (“SunAmerica” or the “Adviser”).

Portfolio Managers

Name	Portfolio Manager of the Portfolio Since	Title
Andrew Sheridan	2010	Vice President

For important information about purchase and sale of Portfolio shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 47 of the Prospectus.

Portfolio Highlights: Focused Small-Cap Value Portfolio

Investment Goal

The investment goal of the Focused Small-Cap Value Portfolio (the “Portfolio”) is long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information-Sales Charge Reductions and Waivers” section on page 49 of the Portfolio’s Prospectus and in the “Additional Information Regarding Purchase of Shares” section on page B-68 of the Portfolio’s statement of additional information.

	Class A	Class B	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	4.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Maximum Account Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.35%	1.00%	1.00%
Other Expenses(2)	0.37%	0.53%	0.43%

Total Annual Fund Operating Expenses Before Fee Waiver Expense Reimbursement/(Recoupment)	1.47%	2.28%	2.18%

Fee Waiver and/or Expense Reimbursement/(Recoupment)(3)	—%	(0.09)%	—%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(4)	1.47%	2.37%	2.18%

(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 48-50 of the Prospectus for more information about the CDSCs.
(2)	“Other Expenses” include “acquired fund fees and expenses.”
(3)	Any waivers or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the expense limitations set forth in note 4 below.
(4)	Pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.72%, 2.37% and 2.37% for Class A, Class B and Class C shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. This agreement will continue in effect indefinitely, unless terminated by the Board of Directors, including a majority of the Independent Directors.

Portfolio Highlights: Focused Small-Cap Value Portfolio

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Focused Small-Cap Value Portfolio
Class A Shares	$716	$1,013	$1,332	$2,231
Class B Shares	640	1,039	1,465	2,482
Class C Shares	321	682	1,169	2,513

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Focused Small-Cap Value Portfolio
Class A Shares	$716	$1,013	$1,332	$2,231
Class B Shares	240	739	1,265	2,482
Class C Shares	221	682	1,169	2,513

Portfolio Turnover:

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 237% of the average value of its portfolio.

Principal Investment Strategies and Techniques of the Portfolio

The Portfolio’s principal investment strategies are value and “focused.” The value oriented philosophy to which the Focused Small-Cap Value Portfolio subscribes is that of investing in securities believed to be undervalued in the market. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have attractive valuations (e.g., as measured by low price earnings ratios) and may have generally been overlooked by the market. A focused strategy is one in which an investment adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers’ “highest confidence” stocks exceeds that of their more diversified portfolios. The Portfolio will generally hold between 30 to 50 securities, although an adviser may, in its discretion, hold less than 30 securities. Examples of when the Portfolio may hold more than the specified number of securities include, but are not limited to, re-balancing or purchase and sale transactions, including where a new adviser is selected to manage the Portfolio or a portion of the Portfolio’s assets. The adviser may invest in additional financial instruments for the purpose of cash management or to hedge a security portfolio position.

The principal investment technique of the Portfolio is active trading of equity securities that offer the potential for long-term growth of capital. Under normal market conditions, at least 80% of the Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in small-cap companies with characteristics similar to those contained in the Russell 2000 Value Index, the Portfolio’s Benchmark index.

Small-cap companies will generally include companies whose market capitalizations are equal to or less than the largest company in the Russell 2000 Index during the most recent 12-month period. As of the most recent annual reconstitution on June 25, 2010, the market capitalization range of companies in the Russell 2000 Index was $0.04 billion to $2.54 billion, which range will vary daily.

The principal investment strategies and principal investment techniques of the Portfolio may be changed without shareholder approval. You will receive at least sixty (60) days’ notice of any change to the 80% investment policy set forth above.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goals will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Fund.

Stock Market Volatility and Securities Selection. The Portfolio invests primarily in equity securities. As with any fund that invests in equity securities, the value of your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of “value” stocks and “growth” stocks may rise or decline under varying market conditions—for example, value stocks may perform well under circumstances in which growth stocks in general have fallen. In addition, individual stocks selected for the Portfolio may underperform the market generally.

Non-Diversification. The Portfolio is non-diversified, which means it can invest a larger portion of its assets in the stock of a single company than can some other mutual funds. By investing in a smaller number of stocks, a Portfolio’s risk is increased because the effect of each stock on the Portfolio’s performance is greater.

Small-market capitalization. The Portfolio invests in small-cap companies. Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

Active Trading. As part of the Portfolio’s principal investment technique, the Portfolio may engage in active trading of its portfolio securities. Because the Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and which will affect the Portfolio’s performance. During periods of increased market volatility, active trading may be more pronounced.

Portfolio Highlights: Focused Small-Cap Value Portfolio

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year, and compares the Portfolio’s average annual returns to those of the Russell 2000® Value Index, a broad measure of market performance. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Of course, past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. Updated information on the Portfolio’s performance can be obtained by visiting www.sunamericafunds.com or can be obtained by phone at 800-858-8850, ext. 6003.

FOCUSED SMALL-CAP VALUE PORTFOLIO        (CLASS A)

During the 10-year period shown in the Bar Chart, the highest return for a quarter was 26.39% (quarter ended June 30, 2009) and the lowest return for a quarter was -26.56% (quarter ended December 31, 2008).

	Average Annual Total Returns (as of the periods ended December 31, 2010)
	Past One Year	Past Five Years	Past Ten Years
Class B	33.11%	2.61%	7.06%
Class C	36.28%	3.02%	6.93%
Class A	30.38%	2.50%	7.00%
Return After Taxes on Distributions (Class A)	29.28%	1.35%	5.46%
Return After Taxes on Distributions and Sale of Portfolio Shares (Class A)[1]	19.89%	1.61%	5.43%

Russell 2000® Value Index	24.50%	3.52%	8.42%

[1]

When the return after taxes on distributions and sale of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. (“SunAmerica” or the “Adviser”).

Portfolio Manager

Name	Portfolio Manager of the Portfolio Since	Title
Daniel Lew, CFA	2005	Portfolio Manager and Senior Vice President at SunAmerica

For important information about purchase and sale of Portfolio shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 47 of the Prospectus.

Portfolio Highlights: Focused Dividend Strategy Portfolio

Investment Goal

The investment goal of the Focused Dividend Strategy Portfolio (the “Portfolio” ) is total return (including capital appreciation and current income).

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information-Sales Charge Reductions and Waivers” section on page 49 of the Portfolio’s Prospectus and in the “Additional Information Regarding Purchase of Shares” section on page B-68 of the Portfolio’s statement of additional information.

	Class A	Class B	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	4.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Maximum Account Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.35%	1.00%	1.00%
Other Expenses	0.35%	0.41%	0.35%

Total Annual Fund Operating Expenses	1.05%	1.76%	1.70%

(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 48-50 of the Prospectus for more information about the CDSCs.

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Focused Dividend Strategy Portfolio
Class A Shares	$676	$890	$1,121	$1,784
Class B Shares	579	854	1,154	1,886
Class C Shares	273	536	923	2,009

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Focused Dividend Strategy Portfolio
Class A Shares	$676	$890	$1,121	$1,784
Class B Shares	179	554	954	1,886
Class C Shares	173	536	923	2,009

Portfolio Turnover:

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies and Techniques of the Portfolio

The Portfolio’s principal investment strategy is value. The value oriented philosophy to which the Focused Dividend Strategy Portfolio subscribes is that of investing in securities believed to be undervalued in the market. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have attractive valuations (e.g., as measured by low price earnings ratios) and that may have generally been overlooked by the market.

The principal investment technique of the Portfolio is to employ a “buy and hold” strategy with up to thirty high dividend yielding equity securities selected annually from the Dow Jones Industrial Average and broader market. At least 80% of the Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in dividend yielding equity securities.

The Focused Dividend Strategy Portfolio will select up to thirty high dividend yielding common stocks, which will be evaluated and adjusted at the discretion of the portfolio manager on an annual basis. The first ten stocks selected will represent the ten highest yielding stocks within the Dow Jones Industrial Average. The next twenty stocks will be selected from the Russell 1000 Index. The selection criteria for these twenty stocks will generally include dividend yield as well as a combination of factors that relate to profitability and valuation. Selections for the Portfolio may include securities of foreign issuers, but such securities may not exceed 20% of the Portfolio at the time of the annual rebalancing. While the securities selection process will take place on an annual basis, the portfolio manager may, from time to time, substitute certain securities for those selected for the Portfolio or reduce the position size of a portfolio security in between the annual rebalancings, under certain limited circumstances. These circumstances will generally include where a security held by the Portfolio no longer meets the dividend yielding criteria or when the value of a security becomes a disproportionately large percentage of the Portfolio’s holdings, in the discretion of the portfolio manager.

The annual consideration of the stocks that meet the selection criteria will take place on or about the end of the Focused Dividend Strategy Portfolio’s fiscal year (October 31). Immediately after the Focused Dividend Strategy Portfolio buys and sells stock in connection with the Portfolio’s annual rebalancing, it will hold approximately an equal value of each of the thirty stocks. In other words, the Focused Dividend Strategy Portfolio will invest about 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Focused Dividend Strategy Portfolio, the Adviser will generally invest additional funds in the pre-selected stocks based on each stock’s respective percentage of the Portfolio’s assets at the time.

Portfolio Highlights: Focused Dividend Strategy Portfolio

The Focused Dividend Strategy Portfolio employs a strategy to hold stocks between its annual rebalancing, even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. Due to changes in the market value of the stocks held by the Focused Dividend Strategy Portfolio, it is likely that the weighting of the stocks in its portfolio will fluctuate throughout the course of the year.

The principal investment strategies and principal investment techniques of the Portfolio may be changed without shareholder approval. You will receive at least sixty (60) days’ notice of any change to the 80% investment policy set forth above.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goals will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Fund.

Stock Market Volatility and Securities Selection. The Portfolio invests primarily in equity securities. As with any fund that invests in equity securities, the value of your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of “value” stocks and “growth” stocks may rise or decline under varying market conditions—for example, value stocks may perform well under circumstances in which growth stocks in general have fallen. In addition, individual stocks selected for the Portfolio may underperform the market generally.

Disciplined Strategy. The Portfolio will not deviate from its strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Portfolio is committed to a strategy that is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio generally will not use certain techniques available to other mutual funds to reduce stock market exposure (e.g., derivatives), the Portfolio may be more susceptible to general market declines than other mutual funds.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year, and compares the Portfolio’s average annual returns to those of the S&P 500 Index, a broad measure of market performance. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Of course, past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. Updated information on the Portfolio’s performance can be obtained by visiting www.sunamericafunds.com or can be obtained by phone at 800-858-8850, ext. 6003.

FOCUSED DIVIDEND STRATEGY PORTFOLIO        (CLASS A)

During the 10-year period shown in the Bar Chart, the highest return for a quarter was 30.16% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.91% (quarter ended December 31, 2008).

	Average Annual Total Returns (as of the periods ended December 31, 2010)
	Past One Year	Past Five Years	Past Ten Years
Class B	8.66%	4.90%	5.34%
Class C	11.66%	5.18%	5.23%
Class A	6.80%	4.60%	5.28%
Return After Taxes on Distributions (Class A)	6.37%	2.95%	4.21%
Return After Taxes on Distributions and Sale of Portfolio Shares (Class A)[1]	4.95%	3.52%	4.27%

S&P 500 Index	15.06%	2.29%	1.41%

[1]

When the return after taxes on distributions and sale of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

Portfolio Highlights: Focused Dividend Strategy Portfolio

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. (“SunAmerica” or the “Adviser”).

Portfolio Manager

Name	Portfolio Manager of the Portfolio Since	Title
Brendan Voege, CFA	2006	Vice President at SunAmerica

For important information about purchase and sale of Portfolio shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 47 of the Prospectus.

Portfolio Highlights: Focused Growth and Income Portfolio

Investment Goals

The investment goals of the Focused Growth and Income Portfolio (the “Portfolio”) are long-term growth of capital and current income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information-Sales Charge Reductions and Waivers” section on page 49 of the Portfolio’s Prospectus and in the “Additional Information Regarding Purchase of Shares” section on page B-68 of the Portfolio’s statement of additional information. Class I shares are offered exclusively to participants in certain retirement plans and other programs.

	Class A	Class B	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	4.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
Maximum Account Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.35%	1.00%	1.00%	None
Other Expenses(3)	0.41%	0.50%	0.43%	4.51%

Total Annual Fund Operating Expenses Before Expense Reimbursement/(Recoupment)	1.51%	2.25%	2.18%	5.26%

Fee Waiver and/or Expense Reimbursement/(Recoupment)(4)	(0.04)%	(0.12)%	(0.08)%	3.94%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement/(Recoupment)(5)	1.55%	2.37%	2.26%	1.32%

(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 48-50 of the Prospectus for more information about the CDSCs.
(2)	The management fee for the Portfolio was decreased effective January 25, 2010. The expense information in the table reflects the current management fee as if it had been in effect for a full fiscal year and, therefore, the “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements/(Recoupment)” shown in the table may not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table.
(3)	“Other Expenses” include “acquired fund fees and expenses”.
(4)	Any waivers or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the expense limitations set forth in note 5 below.
(5)	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management Corp. is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.72%, 2.37%, 2.37% and 1.32% for Class A, Class B, Class C and Class I shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. This agreement will continue in effect indefinitely, unless terminated by the Board of Directors, including a majority of the Independent Directors.

Portfolio Highlights: Focused Growth and Income Portfolio

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Focused Growth and Income Portfolio
Class A Shares	$724	$1,036	$1,371	$2,314
Class B Shares	640	1,039	1,465	2,502
Class C Shares	329	706	1,210	2,595
Class I Shares	134	418	723	1,590

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Focused Growth and Income Portfolio
Class A Shares	$724	$1,036	$1,371	$2,314
Class B Shares	240	739	1,265	2,502
Class C Shares	229	706	1,210	2,595
Class I Shares	134	418	723	1,590

Portfolio Turnover:

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 240% of the average value of its portfolio.

Principal Investment Strategies and Techniques of the Portfolio

The Portfolio’s principal investment strategies are growth, value and “focused.” The growth oriented philosophy to which the Focused Growth and Income Portfolio subscribes—that of investing in securities believed to offer the potential for long—term growth of capital-focuses on securities considered to have a historical record of above-average earnings growth; to have significant growth potential for earnings growth; to have above-average earnings growth or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand. The value oriented philosophy to which the Focused Growth and Income Portfolio partly subscribes is that of investing in securities believed to be undervalued in the market. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have attractive valuations (e.g., as measured by low price earnings ratios) and that may have generally been overlooked by the market. A focused strategy is one in which an investment adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers’ “highest confidence” stocks exceeds that of their more diversified portfolios. The Portfolio will generally hold between 30 to 50 securities, although an adviser may, in its discretion, hold less than 30 securities. Examples of when the Portfolio may hold more than the specified number of securities include, but are not limited to, re-balancing or purchase and sale transactions, including where a new adviser is selected to manage the Portfolio or a portion of the Portfolio’s assets. The adviser may invest in additional financial instruments for the purpose of cash management or to hedge a security portfolio position.

The principal investment technique of the Portfolio is active trading of equity securities to achieve a blend of growth companies, value companies and companies that the Adviser believes have elements of growth and value, issued by large-cap companies that offer the potential for long-term growth of capital, including those that offer the potential for a reasonable level of current income.

Large-cap companies will generally include companies whose market capitalizations are equal to or greater than the smallest company in the Russell 1000 Index during the most recent 12-month period. As of the most recent annual reconstitution on June 29, 2010, the market capitalization range of companies in the Russell 1000 Index was approximately $0.97 billion to $290.86 billion, which range will vary daily.

The principal investment strategies and principal investment techniques of the Portfolio may be changed without shareholder approval. You will receive at least sixty (60) days’ notice of any change to the principal investment strategies and principal investment techniques of the Fund.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goals will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Fund.

Stock Market Volatility and Securities Selection. The Portfolio invests primarily in equity securities. As with any fund that invests in equity securities, the value of your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of “value” stocks and “growth” stocks may rise or decline under varying market conditions—for example, value stocks may perform well under circumstances in which growth stocks in general have fallen. In addition, individual stocks selected for the Portfolio may underperform the market generally.

Active Trading. As part of the Portfolio’s principal investment technique, the Portfolio may engage in active trading of its portfolio securities. Because the Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and which will affect the Portfolio’s performance. During periods of increased market volatility, active trading may be more pronounced.

Portfolio Highlights: Focused Growth and Income Portfolio

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year, and compares the Portfolio’s average annual returns to those of the S&P 500 Index, a broad measure of market performance. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Of course, past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. Updated information on the Portfolio’s performance can be obtained by visiting www.sunamericafunds.com or can be obtained by phone at 800-858-8850, ext. 6003.

FOCUSED GROWTH AND INCOME PORTFOLIO        (CLASS A)

During the 10-year period shown in the Bar Chart, the highest return for a quarter was 20.63% (quarter ended June 30, 2003) and the lowest return for a quarter was -23.14% (quarter ended December 31, 2008).

	Average Annual Total Returns (as of the periods ended December 31, 2010)
	Past One Year	Past Five Years	Past Ten Years
Class B	4.33%	-1.76%	-0.86%
Class C	7.33%	-1.40%	-1.01%
Class A	2.96%	-1.90%	-0.93%
Return After Taxes on Distributions (Class A)	2.83%	-2.56%	-1.28%
Return After Taxes on Distributions and Sale of Portfolio Shares (Class A)[1]	2.08%	-1.64%	-0.80%

S&P 500 Index	15.06%	2.29%	1.41%

[1]

When the return after taxes on distributions and sale of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. (“SunAmerica” or the “Adviser”).

Portfolio Managers

Name	Portfolio Manager of the Portfolio Since	Title
John Massey	2010	Senior Vice President at SunAmerica
Steve Neimeth	2010	Senior Vice President at SunAmerica

For important information about purchase and sale of Portfolio shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 47 of the Prospectus.

Portfolio Highlights: Focused Technology Portfolio

Investment Goal

The investment goal of the Focused Technology Portfolio (the “Portfolio”) is long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information-Sales Charge Reductions and Waivers” section on page 49 of the Portfolio’s Prospectus and in the “Additional Information Regarding Purchase of Shares” section on page B-68 of the Portfolio’s statement of additional information.

	Class A	Class B	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	4.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Maximum Account Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.35%	1.00%	1.00%
Other Expenses	0.47%	0.77%	0.59%

Total Annual Fund Operating Expenses Before Expense Reimbursement	1.82%	2.77%	2.59%

Fee Waiver and/or Expense Reimbursement(2)	(0.04)%	0.24%	0.06%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	1.86%	2.53%	2.53%

(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 48-50 of the Prospectus for more information about the CDSCs.
(2)	Any waivers or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the expense limitations set forth in note 3 below.
(3)	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management Corp. is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.88%, 2.53% and 2.53% for Class A, Class B and Class C shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. This agreement will continue in effect indefinitely, unless terminated by the Board of Directors, including a majority of the Independent Directors.

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Focused Technology Portfolio
Class A Shares	$753	$1,126	$1,523	2,629
Class B Shares	656	1,088	1,545	2,702
Class C Shares	356	788	1,345	2,866

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Focused Technology Portfolio
Class A Shares	$753	$1,126	$1,523	$2,629
Class B Shares	256	788	1,345	2,702
Class C Shares	256	788	1,345	2,866

Portfolio Turnover:

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 64% of the average value of its portfolio.

Principal Investment Strategies and Techniques of the Portfolio

The Portfolio’s principal investment strategies are growth and “focused.” The growth oriented philosophy to which the Focused Technology Portfolio subscribes—that of investing in securities believed to offer the potential for long-term growth of capital-focuses on securities considered to have a historical record of above-average earnings growth; to have significant growth potential for earnings growth; to have above-average earnings growth or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand. A focused strategy is one in which an investment adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers’ “highest confidence” stocks exceeds that of their more diversified portfolios. The Portfolio will generally hold between 30 to 50 securities, although an adviser may, in its discretion, hold less than 30 securities. Examples of when the Portfolio may hold more than the specified number of securities include, but are not limited to, re-balancing or purchase and sale transactions, including where a new adviser is selected to manage the Portfolio or a portion of the Portfolio’s assets. The adviser may invest in additional financial instruments for the purpose of cash management or to hedge a security portfolio position.

The principal investment technique of the Portfolio is active trading of equity securities of companies that offer the potential for long-term growth of capital and that the Adviser believes will benefit significantly from technological advances or improvements, without regard to market capitalization. Under normal market conditions, at least 80% of the Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in such securities.

The Focused Technology Portfolio will generally invest in between 30 to 50 companies whose principal business, the Adviser believes, will significantly benefit from advances or improvement in technology. Technology companies include companies in many industries that rely extensively on technology in their product development or operations, are expected to benefit from technological advances and improvements, or may be experiencing growth in sales and earnings driven by technology related research, products or services. The broad industry categories in which technology companies may be found include computer software and hardware, network and capital broadcasting, internet and internet-related businesses, the development, production, sale, and distribution of goods or services used in the broadcast and media industries, communications services or equipment, the design, manufacture, or sale of electric components, defense and data storage and retrieval, healthcare and biotechnology. The relative size of the Portfolio’s

Portfolio Highlights: Focused Technology Portfolio

investment within these industries will vary from time to time, and at times, one of these industries may not be represented in the Portfolio’s holdings. Under normal market conditions, all of the Portfolio’s holdings will be in technology companies.

The principal investment strategies and principal investment techniques of the Portfolio may be changed without shareholder approval. You will receive at least sixty (60) days’ notice of any change to the 80% investment policy set forth above.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goals will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Fund.

Stock Market Volatility and Securities Selection. The Portfolio invests primarily in equity securities. As with any fund that invests in equity securities, the value of your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of “value” stocks and “growth” stocks may rise or decline under varying market conditions—for example, value stocks may perform well under circumstances in which growth stocks in general have fallen. In addition, individual stocks selected for the Portfolio may underperform the market generally.

Non-Diversification. The Portfolio is non-diversified, which means it can invest a larger portion of its assets in the stock of a single company than can some other mutual funds. By investing in a smaller number of stocks, a Portfolio’s risk is increased because the effect of each stock on the Portfolio’s performance is greater.

Small- and Mid-Market Capitalization. Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

Technology Companies. Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio’s returns may be considerably more volatile than a fund that does not have significant investments in technology companies.

Active Trading. As part of the Portfolio’s principal investment technique, the Portfolio may engage in active trading of its portfolio securities. Because the Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and which will affect the Portfolio’s performance. During periods of increased market volatility, active trading may be more pronounced.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year, and compares the Portfolio’s average annual returns to those of the S&P 500 Index, a broad measure of market performance, and the Morgan Stanley Technology Index. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Of course, past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. Updated information on the Portfolio’s performance can be obtained by visiting www.sunamericafunds.com or can be obtained by phone at 800-858-8850, ext. 6003.

FOCUSED TECHNOLOGY PORTFOLIO        (CLASS A)

During the 10-year period shown in the Bar Chart, the highest return for a quarter was 42.82% (quarter ended December 31, 2001) and the lowest return for a quarter was -47.21% (quarter ended September 30, 2001).

	Average Annual Total Returns (as of the periods ended December 31, 2010)
	Past One Year	Past Five Years	Past Ten Years
Class B	5.83%	-0.47%	-5.18%
Class C	8.83%	-0.06%	-5.31%
Class A	3.98%	-0.61%	-5.28%
Return After Taxes on Distributions (Class A)	3.98%	-0.61%	-5.28%
Return After Taxes on Distributions and Sale of Portfolio Shares (Class A)[1]	2.58%	-0.51%	-4.30%

S&P 500 Index	15.06%	2.29%	1.41%
Morgan Stanley Technology Index	16.04%	5.75%	0.50%

[1]

When the return after taxes on distributions and sale of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

Portfolio Highlights: Focused Technology Portfolio

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. (“SunAmerica” or the “Adviser”).

Portfolio Manager

Name	Portfolio Manager of the Portfolio Since	Title
Dominic Vignola	2010	Portfolio Manager

For important information about purchase and sale of Portfolio shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 47 of the Prospectus.

Portfolio Highlights: Focused StarALPHA Portfolio

Investment Goal

The investment goal of the Focused StarALPHA Portfolio (the “Portfolio” ) is total return.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information-Sales Charge Reductions and Waivers” section on page 49 of the Portfolio’s Prospectus and in the “Additional Information Regarding Purchase of Shares” section on page B-68 of the Portfolio’s statement of additional information.

	Class A	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Maximum Account Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.35%	1.00%
Other Expenses(2)	0.49%	0.65%

Total Annual Fund Operating Expenses Before Fee Waiver Expense Reimbursement	1.84%	2.65%

Fee Waiver and/or Expense Reimbursement(3)	0.12%	0.28%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(4)	1.72%	2.37%

(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 48-50 of the Prospectus for more information about the CDSCs.
(2)	“Other Expenses” include “acquired fund fees and expenses.”
(3)	Any waivers or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the expense limitations set forth in note 4 below.
(4)	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management Corp. is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.72% and 2.37% for Class A and Class B, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. This agreement will continue in effect indefinitely, unless terminated by the Board of Directors, including a majority of the Independent Directors.

Portfolio Highlights: Focused StarALPHA Portfolio

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Focused StarALPHA Portfolio
Class A Shares	$740	$1,086	$1,455	$2,488
Class C Shares	340	739	1,265	2,706

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Focused StarALPHA Portfolio
Class A Shares	$740	$1,086	$1,455	$2,488
Class C Shares	240	739	1,265	2,706

Portfolio Turnover:

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 254% of the average value of its portfolio.

Principal Investment Strategies and Techniques of the Portfolio

The Portfolio’s principal investment strategy is “focused.” A focused strategy is one in which an investment adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers’ “highest confidence” stocks exceeds that of their more diversified portfolios. Each Adviser to the Focused StarALPHA Portfolio will generally invest in up to 10 securities and this Portfolio will generally hold 30 to 50 securities depending on the number of advisers that it employs. Examples of when the Portfolio may hold more than the specified number of securities include, but are not limited to, re-balancing or purchase and sale transactions, including where a new Adviser is selected to manage the Portfolio or a portion of a Portfolio’s assets. Each Adviser may invest in additional financial instruments for the purpose of cash management or to hedge a security portfolio position.

The principal investment technique of the Portfolio is active trading of equity securities selected on the basis of company fundamentals, without regard to investment style or market capitalization. While the Advisers will invest in companies primarily selected on the basis of company fundamentals, they may also consider macroeconomic and other factors.

The Focused StarALPHA Portfolio’s portfolio managers seek to provide risk-adjusted excess returns (“alpha”) over the Portfolio’s benchmark index, the S&P 500 Index. The S&P 500 Index is the Standard & Poor’s Composite Stock Price Index, a widely recognized unmanaged index of common stock prices.

The Focused StarALPHA Portfolio is managed by three to five Advisers, with each Adviser generally investing in up to 10 securities, without regard to investment style or market capitalization. The Focused StarALPHA Portfolio will initially have five Advisers and will generally hold up to a total of 50 securities. In the future, SunAmerica may, in its sole discretion, determine to decrease the number of advisers for the Portfolio to a minimum of three. For example, in the event SunAmerica terminates an adviser, it may opt not to replace the Adviser. In addition to the factors normally considered by SunAmerica in selecting subadvisers, Advisers for the StarALPHA Portfolio are selected based on the following criteria:

•

Expertise. The Adviser has investment management expertise in a broad and varied range of equity asset classes. Such capability is expected to add investment value for the Portfolio by providing greater diversity of risk and non-correlated sources of returns.

•

Lack of Stock Selection Bias. The Adviser has a flexible investment management infrastructure and experience that allows it to meet the Portfolio’s wide-ranging mandate without imposing selection-biases and has demonstrated the ability to implement that approach effectively.

The principal investment strategies and principal investment techniques of the Portfolio may be changed without shareholder approval.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goals will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Fund.

Stock Market Volatility and Securities Selection. The Portfolio invests primarily in equity securities. As with any fund that invests in equity securities, the value of your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of “value” stocks and “growth” stocks may rise or decline under varying market conditions—for example, value stocks may perform well under circumstances in which growth stocks in general have fallen. In addition, individual stocks selected for the Portfolio may underperform the market generally.

Foreign Exposure and Currency Volatility. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

IPOs. The Portfolio may invest in securities purchased in initial public offerings (“IPOs”). While the Portfolio’s investments in IPOs are based, as are its other investments, on solid company fundamentals, investments in IPOs can be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons. Additionally, investments in IPOs may magnify the Portfolio’s performance if it has a small asset base. The Portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the Portfolio will be able to obtain proportionately larger IPO allocations.

Small- and Mid-Market Capitalization. Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

Active Trading. As part of the Portfolio’s principal investment technique, the Portfolio may engage in active trading of its portfolio securities. Because the Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and which will affect the Portfolio’s performance. During periods of increased market volatility, active trading may be more pronounced.

Portfolio Highlights: Focused StarALPHA Portfolio

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year, and compares the Portfolio’s average annual returns to those of the S&P 500 Index, a broad measure of market performance. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Of course, past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. Updated information on the Portfolio’s performance can be obtained by visiting www.sunamericafunds.com or can be obtained by phone at 800-858-8850, ext. 6003.

FOCUSED STARALPHA PORTFOLIO        (CLASS A)

During the 3-year period shown in the Bar Chart, the highest return for a quarter was 21.84% (quarter ended June 30, 2009) and the lowest return for a quarter was -25.73% (quarter ended December 31, 2008).

	Average Annual Total Returns (as of the periods ended December 31, 2010)
	Past One Year	Since Inception (5/3/2007)
Class C	5.34%	-6.60%
Class A	0.85%	-7.52%
Return After Taxes on Distributions (Class A)	0.79%	-7.54%
Return After Taxes on Distributions and Sale of Portfolio Shares (Class A)[1]	0.58%	-6.29%

S&P 500 Index	15.06%	-2.31%

[1]

When the return after taxes on distributions and sale of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. (“SunAmerica”). The term “Adviser” refers to subadvisers selected by SunAmerica and to SunAmerica, to the extent it manages portions of the Portfolio. The Portfolio is subadvised by BlackRock Investment Management, LLC (“BlackRock”), Kinetics Asset Management, Inc. (“Kinetics”) and Thornburg Asset Management, Inc. (“Thornburg”). SunAmerica also acts as Adviser for two portions of the Portfolio. Each portion of the Portfolio managed by SunAmerica will be treated as if managed by a separate Adviser, including for purposes of determining the number of securities in which an Adviser may invest under the Portfolio’s “focused” strategy. With respect to the Focused StarALPHA Portfolio, when the Prospectus refers to an “Adviser,” it means SunAmerica, BlackRock, Kinetics and Thornburg, as applicable.

Portfolio Managers

Name	Portfolio Manager of the Portfolio Since	Title
Robert C. Doll, Jr.	2007	Vice Chairman and Director, Global Chief Investment Officer for Equities, and Lead Portfolio Manager (BlackRock)
Peter B. Doyle	2007	Portfolio Manager and Chief Investment Strategist (Kinetics)
Alex Motola, CFA	2007	Co-Portfolio Manager and Managing Director (Thornburg)
Connor Browne, CFA	2007	Co-Portfolio Manager and Managing Director (Thornburg)
John Massey	2007	Portfolio Manager and Senior Vice President (SunAmerica)
Dan Lew, CFA	2009	Portfolio Manager and Senior Vice President (SunAmerica)

For important information about purchase and sale of Portfolio shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 47 of the Prospectus.

Portfolio Highlights: SunAmerica Strategic Value Portfolio

Investment Goal

The investment goal of the SunAmerica Strategic Value Portfolio (the “Portfolio” ) is long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information-Sales Charge Reductions and Waivers” section on page 49 of the Portfolio’s Prospectus and in the “Additional Information Regarding Purchase of Shares” section on page B-68 of the Portfolio’s statement of additional information.

	Class A	Class B	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	4.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Maximum Account Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.35%	1.00%	1.00%
Other Expenses	0.38%	0.44%	0.39%

Total Annual Fund Operating Expenses Before Expense Reimbursement(2)	1.48%	2.19%	2.14%

Fee Waiver and/or Expense Reimbursement/(Recoupment)(3)	(0.06)%	(0.18)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)(4)	1.54%	2.37%	2.21%

(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 48-50 of the Prospectus for more information about the CDSCs.
(2)	Effective February 28, 2011, the management fee for the Portfolio was decreased from 1.00% to 0.75%. Accordingly, the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect current fees.
(3)	Any waivers or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the expense limitations set forth in note 4 below.
(4)	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management Corp. is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.72%, 2.37% and 2.37% for Class A, Class B and Class C shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. This agreement will continue in effect indefinitely, unless terminated by the Board of Directors, including a majority of the Independent Directors.

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
SunAmerica Strategic Value Portfolio
Class A Shares	$723	$1,033	$1,366	$2,304
Class B Shares	640	1,039	1,465	2,500
Class C Shares	324	691	1,185	2,544

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
SunAmerica Strategic Value Portfolio
Class A Shares	$723	$1,033	$1,366	$2,304
Class B Shares	240	739	1,265	2,500
Class C Shares	224	691	1,185	2,544

Portfolio Turnover:

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies and Techniques of the Portfolio

The Portfolio’s principal investment strategy is based on value. The value oriented philosophy to which the SunAmerica Strategic Value Portfolio subscribes is that of investing in securities believed to be undervalued in the market. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have attractive valuations (e.g., as measured by low price earnings ratios) and that may have generally been overlooked by the market.

The principal investment technique of the Portfolio is to employ a “buy and hold” strategy with securities selected annually from the Russell 3000 Value Index. The portfolio manager selects securities through extensive quantitative research, which includes the use of a multi-factor model that the portfolio manager employs to identify and rank companies within the Russell 3000 Value Index. Through this selection process, the portfolio manager will select approximately 100 securities from the Russell 3000 Value Index. The selection criteria for these securities will generally include a combination of factors that relate to profitability and valuation. The process also includes the use of a multi-factor model that is designed to control the portfolio’s volatility relative to the Russell 3000 Value Index. While the securities selection process will take place on an annual basis, the portfolio manager may in his discretion, substitute certain securities for those selected for the Portfolio or reduce the position size of a portfolio security in between the annual rebalancings, under certain limited circumstances. These circumstances will generally include where a security held by the Portfolio becomes a disproportionately large percentage of the Portfolio’s holdings or when the security substantially underperforms relative to the Russell 3000 Value Index.

The Portfolio will be evaluated and adjusted at the discretion of the portfolio manager on an annual basis. The annual consideration of the securities that meet the selection criteria will take place on or about March 1. The Portfolio employs a strategy to hold securities between its annual rebalancing, even if there are adverse developments concerning a particular security, an industry, the economy or the stock market generally.

Portfolio Highlights: SunAmerica Strategic Value Portfolio

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goals will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Fund.

Stock Market Volatility and Securities Selection. The Portfolio invests primarily in equity securities. As with any fund that invests in equity securities, the value of your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of “value” stocks and “growth” stocks may rise or decline under varying market conditions—for example, value stocks may perform well under circumstances in which growth stocks in general have fallen. In addition, individual stocks selected for the Portfolio may underperform the market generally.

Disciplined Strategy. The Portfolio will not deviate from its strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Portfolio is committed to a strategy that is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio generally will not use certain techniques available to other mutual funds to reduce stock market exposure (e.g., derivatives), the Portfolio may be more susceptible to general market declines than other mutual funds.

Small- and Mid-Market Capitalization. The Portfolio invests in securities without regard to capitalization. Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year, and compares the Portfolio’s average annual returns to those of the Russell 3000® Value Index, a broad measure of market performance. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Of course, past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. Updated information on the Portfolio’s performance can be obtained by visiting www.sunamericafunds.com or can be obtained by phone at 800-858-8850, ext. 6003.

SUNAMERICA STRATEGIC VALUE PORTFOLIO        (CLASS A)

During the 10-year period shown in the Bar Chart, the highest return for a quarter was 29.12% (quarter ended June 30, 2009) and the lowest return for a quarter was -32.77% (quarter ended December 31, 2008).

	Average Annual Total Returns (as of the periods ended December 31, 2010)
	Past One Year	Past Five Years	Past Ten Years
Class B	7.34%	1.02%	3.59%
Class C	10.34%	1.33%	3.45%
Class A	5.59%	0.80%	3.51%
Return After Taxes on Distributions (Class A)	5.60%	-0.11%	2.81%
Return After Taxes on Distributions and Sale of Portfolio Shares (Class A)[1]	3.64%	0.73%	3.00%

Russell 3000 Value Index	16.23%	1.45%	3.63%

[1]

When the return after taxes on distributions and sale of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

Portfolio Highlights: SunAmerica Strategic Value Portfolio

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. (“SunAmerica” or the “Adviser”).

Portfolio Manager

Name	Portfolio Manager of the Portfolio Since	Title
Brendan Voege, CFA	2010	Vice President at SunAmerica

For important information about purchase and sale of Portfolio shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 47 of the Prospectus.

Important Additional Information

Purchase and Sale of Portfolio Shares

Each Portfolio’s initial investment minimums generally are as follows:

	Class A, Class B and Class C Shares	Class I Shares	Class Z Shares
Minimum Initial Investment	•non-retirement account: $500 •retirement account: $250 •dollar cost averaging: $500 to open; you must invest at least $25 a month.	None	None
Minimum Subsequent Investment	•non-retirement account: $100 •retirement account: $25	None	None

You may purchase or sell shares of each Portfolio each day the New York Stock Exchange is open. You should contact your broker, financial advisor or financial institution, or, if you hold your shares through the Portfolio, you should contact the Portfolio by phone at 800-858-8850, by regular mail (SunAmerica Mutual Funds c/o BFDS, PO Box 219186, Kansas City, MO 64121-9186), by express, certified and registered mail (SunAmerica Mutual Funds c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514), or by the Internet at www.sunamericafunds.com.

Tax Information

Each Portfolio’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase a Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Shareholder Account Information

SELECTING A SHARE CLASS

Each Portfolio offers a number of classes of shares through this Prospectus, which may include Class A, Class B, Class C, Class I and Class Z shares.

Each class of shares has its own cost structure, or requirements, so you can choose the one best suited to your investment needs. An investor may purchase Class B shares up to $99,999.99 in any one purchase. Your broker or financial adviser can help you determine which class is right for you.

Class A	Class B	Class C
•Front-end sales charges, as described below. There are several ways to reduce these charges, also described below. •Lower annual expenses than Class B or Class C shares.

•No front-end sales charges; all your money goes to work for you right away.

•Higher annual expenses than Class A shares.

•Deferred sales charge on shares you sell within six years of purchase, as described below.

•Automatic conversion to Class A shares approximately eight years after purchase.

•Purchases in an amount of $100,000 or more will not be permitted. You should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances.

•No front-end sales charges; all your money goes to work for you right away.

•Higher annual expenses than Class A shares.

•Deferred sales charge on shares you sell within twelve months of purchase, as described below.

•No conversion to Class A shares.

Class I		Class Z
•Offered exclusively to certain institutions. •No sales charges. •Lower annual expenses than Class A, B or C shares.		•Offered exclusively to certain SunAmerica affiliated companies’ retirement plans (the “Plan”). •No sales charges. •Lower annual expenses than Class A, B, C or I shares.

CALCULATION OF SALES CHARGES

Class A. Sales charges are as follows:	Sales Charges		Concession to Dealers
Your Investment	% of Offering Price	% of Net Amount Invested	% of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more*	None	None	1.00%

*	Purchases of $1,000,000 or more are subject to a concession to dealers of up to 1.00%.

Investments of $1 million or more. Class A shares are available with no front-end sales charge with respect to investments of $1 million or more. However, a 1% CDSC is imposed on any shares you sell within one year of purchase and a 0.50% CDSC is charged on any shares you sell after the first year and within the second year after purchase.

Class B. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC on shares you sell within six years of purchase. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC.

Class B deferred charges:

Years after purchase	CDSC on shares being sold
1st year or 2nd year	4.00%
3rd or 4th year	3.00%
5th year	2.00%
6th year	1.00%
7th year and thereafter	None

Class C. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC of 1% on shares you sell within 12 months after purchase.

Determination of CDSC. Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

For purposes of the CDSC, we count all purchases made during a calendar month as having been made on the FIRST day of that month.

SALES CHARGE REDUCTIONS AND WAIVERS

To receive a waiver or a reduction in sales charges under the programs described below, the shareholder must notify the Portfolios’ transfer agent (the “Transfer Agent”) (or financial intermediary through which shares are being purchased) at the time of purchase or notify the Transfer Agent at the time of redeeming shares for those reductions or waivers that apply to CDSCs. Such notification must be provided in writing by the shareholder (or other financial intermediary through which shares are being purchased). In addition, a shareholder must provide certain information and records to the Portfolio as described below under “Information and records to be provided to the Portfolio.”

Reduction in Sales Charges for Certain Investors of Class A shares. Various individuals and institutions may be eligible to purchase Class A shares at reduced sales charge rates under the programs described below. The Portfolio reserves the right to modify or cease offering these programs at any time without prior notice.

•

Rights of Accumulation. A purchaser of Portfolio shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described below) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at net asset value) amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Portfolio that were previously purchased, shares of other classes of the same Portfolio, as well as shares of any class of any other Portfolio or of any other Portfolios advised by SunAmerica, as long as such shares were sold with a sales charge at the time of purchase.

•

Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent, establishes a total investment goal in Class A shares of one or more Portfolios to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Portfolios made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.

•

Combined Purchases. In order to take advantage of reductions in sales charges that may be available to you when you purchase Portfolio shares, you must inform the Transfer Agent if you have entered into a Letter of Intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your financial intermediary must inform the Portfolio at the time of your purchase of Portfolio shares that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify eligibility for reduced sales charges.

Waivers for Certain Investors for Class A shares. The following individuals and institutions may purchase Class A shares without front-end sales charges. The Portfolio reserves the right to modify or to cease offering these programs at any time.

•

Financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Portfolio shares in fee-based investment products under an agreement with SunAmerica Capital Services, Inc. (“SACS” or the “Distributor”). The following conditions established by SACS apply: (i) the financial planner, financial institution or broker-dealer has signed a supplemental selling agreement and charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such financial planner, financial institution or broker-dealer does not advertise that shares of the Portfolios may be purchased by clients at net asset value.

Shareholder Account Information

•

Participants in certain employer-sponsored benefit plans. The sales charge is waived with respect to shares purchased by employer-sponsored retirement plans, whether or not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that offer the Portfolio(s) as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, a Portfolio or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services.

•	Portfolio Directors and other individuals and their families who are affiliated with SunAmerica or any fund distributed by the Distributor.

•	Selling brokers and their employees and sales representatives and their families.

•	Registered management investment companies that are advised by SunAmerica.

Waivers for Certain Investors for Class B and Class C Shares. Under the following circumstances, the CDSC may be waived on redemption of Class B and Class C Shares. The Portfolios reserve the right to modify or cease offering these programs at any time without prior notice:

•	Within one year of the shareholder’s death or becoming legally disabled (individual and spousal joint tenancy accounts only)

•

Taxable distributions to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Funds Services, Inc. serves as fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

•	To make payments through the Systematic Withdrawal Plan (subject to certain conditions).

•

Eligible participant distributions from employer-sponsored retirement plans that meet the eligibility criteria set forth above under “Waivers For Certain Investors for Class A Shares,” such as distributions due to death, disability, financial hardship, loans, retirement and termination of employment, or any return of excess contributions.

•	Involuntary redemptions (e.g., closing of small accounts described under Shareholder Account Information).

Other Sales Charge Arrangements and Waivers. The Portfolio and SACS offer other opportunities to purchase shares without sales charges under the programs described below. The Portfolios reserve the right to modify or cease offering these programs at any time without prior notice.

•

Dividend Reinvestment. Dividends and/or capital gains distributions received by a shareholder from a Portfolio will automatically be reinvested in additional shares of the Portfolio and share class without sales charge, at the net asset value per share in effect on the payable date. Alternatively, dividends and distributions may be reinvested in any retail fund distributed by SACS. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options.

•

Exchange of Shares. Shares of the Portfolio may be exchanged for the same class of shares of one or more other retail funds distributed by SACS at net asset value per share at the time of exchange. Please refer to the “Additional Investor Services” in this Prospectus for more details about this program.

•

Reinstatement Privilege. Within one year of a redemption of Class A, Class B and Class C shares of a Portfolio, the proceeds of the sale may be invested in the same share class of any Portfolio or in the same share class of any other retail fund distributed by SACS without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).

Information and records to be provided to the Portfolio. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility to receive a reduction or waiver of sales charge.

For more information regarding the sales charge reductions and waivers described above, please visit our website at www.sunamericafunds.com and select the “Mutual Fund Services” hyperlink. The Portfolios’ Statement of Additional Information also contains additional information about the sales charges and certain reductions and waivers.

DISTRIBUTION AND SERVICE FEES

Each class of shares (other than Class I and Class Z) of each Portfolio has its own plan of distribution pursuant to Rule 12b-1 (“Rule 12b-1 Plans”) that provides for distribution and account maintenance fees (collectively, “Rule 12b-1 Fees”) (payable to SACS) based on a percentage of average daily net assets, as follows:

Class	Distribution Fee	Account Maintenance Fee
A	0.10%	0.25%
B	0.75%	0.25%
C	0.75%	0.25%

Because Rule 12b-1 Fees are paid out of a Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, SACS is paid a fee of 0.25% of average daily net assets of Class I shares in compensation for providing additional shareholder services to Class I shareholders.

OPENING AN ACCOUNT (CLASSES A, B AND C)

1.	Read this Prospectus carefully.

2.	Determine how much you want to invest. The minimum initial investments for the Portfolios are as follows:

•	non-retirement account: $500

•	retirement account: $250

•	dollar cost averaging: $500 to open; you must invest at least $25 a month

The minimum subsequent investments for the Portfolios are as follows:

•	non-retirement account: $100

•	retirement account: $25

The minimum initial and subsequent investments may be waived for certain fee-based programs and/or group plans held in omnibus accounts.

3.	Complete the appropriate parts of the Account Application, carefully following the instructions. If you have any questions, please contact your broker or financial adviser or call Shareholder Services at 800-858-8850.

4.	Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5.	Make your initial investment using the chart on the next page. You can also initiate any purchase, exchange or sale of shares through your broker or financial adviser.

As part of your application, you are required to provide information regarding your personal identification under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the “PATRIOT Act”). If we are unable to obtain the required information, your application will be considered to be not in good order (as described below), and it therefore cannot be processed. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this Prospectus in order to receive that day’s net asset value. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver’s license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within a reasonable time after receipt of your application, the account will not be processed or, if processed, the Portfolios reserve the right to redeem the shares purchased and close the account. If a Portfolio closes an account in this manner, the shares will be redeemed at the net asset value next calculated after the Portfolio decides to close the account. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with your tax adviser for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the Transfer Agent.

Shareholder Account Information

Investment Through Financial Institutions. Dealers, brokers, financial advisers or other financial institutions (collectively, “Financial Institutions” or “Financial Intermediaries”) may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Portfolios directly. Accordingly, the net yield and/or return to investors who invest through Financial Institutions may be less than an investor would receive by investing in the Portfolios directly. Financial Institutions may also set deadlines for receipt of orders that are earlier than the order deadline of the Portfolios due to processing or other reasons. An investor purchasing through a Financial Institution should read this Prospectus in conjunction with the materials provided by the Financial Institution describing the procedures under which Portfolio shares may be purchased and redeemed through the Financial Institution. For any questions concerning the purchase or redemption of Portfolio shares through a Financial Institution, please call your Financial Institution or the Portfolios at 800-858-8850.

HOW TO BUY SHARES (CLASSES A, B AND C)

Buying Shares Through Your Financial Institution

You may generally open an account and buy Class A, B and C shares through any Financial Institution. Your Financial Institution will place your order on your behalf. You may purchase additional shares in a variety of ways, including through your Financial Institution or by sending your check or wire directly to the Portfolio or its agents as described below under “Adding to an Account.” The Portfolios will generally not accept new accounts that are not opened through a Financial Institution except for accounts opened by current and former Trustees and other individuals who are affiliated with, or employed by an affiliate of, any Portfolio or any fund distributed by the Distributor, selling brokers and their employees and sales representatives, family members of these individuals and certain other individuals at the discretion of the Portfolio or its agents.

Buying Shares Through the Portfolio

Opening an Account	Adding to an Account

By check

•   Make out a check for the investment amount, payable to the Portfolio or to SunAmerica Mutual Funds. An account cannot be opened with a Fund check.

•   Deliver the check and your completed Account Application (and Supplemental Account Application, if applicable) to:

(via regular mail)

SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

SunAmerica Mutual Funds

c/o BFDS

330 W 9th St.

Kansas City, MO 64105-1514

•   All purchases must be in U.S. dollars. Cash, money orders and/or travelers checks will not be accepted. A $25.00 fee will be charged for all checks returned due to insufficient funds.

•   Accounts can only be opened by check by a non-resident alien or on funds drawn from a non-U.S. bank if they are processed through a brokerage account or the funds are drawn from a U.S. branch of a non-U.S. bank. A personal check from an investor should be drawn from the investor’s bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.

•   Make out a check for the investment amount, payable to the Portfolio or to SunAmerica Mutual Funds. Shares cannot be purchased with a Fund check.

•   Include the stub from your Portfolio statement or a note specifying the Portfolio name, your share class, your account number and the name(s) in which the account is registered.

•   Indicate the Portfolio and account number in the memo section of your check.

•   Deliver the check and your stub or note to your broker or financial adviser, or mail them to:

(via regular mail)

SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

SunAmerica Mutual Funds

c/o BFDS

330 W 9th St.

Kansas City, MO 64105-1514

By wire

•   Fax your completed application to SunAmerica Fund Services, Inc. at 816-218-0519.

•   Obtain your account number by calling Shareholder Services at 800-858-8850.

•   Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

Boston, MA

ABA #0110-00028

DDA #99029712

ATTN:   (Include name of Portfolio and share class).

FBO:       (Include account number and name(s) in which the account is registered).

Your bank may charge a fee to wire funds.

•   Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

Boston, MA

ABA #0110-00028

DDA #99029712

ATTN:   (Include name of Portfolio and share class).

FBO:       (Include account number and name(s) in which the account is registered).

Your bank may charge a fee to wire funds.

To open or add to an account using dollar cost averaging, see “Additional Investor Services.”

Shareholder Account Information

HOW TO SELL SHARES (CLASSES A, B AND C)

Selling Shares Through Your Financial Institution

You can sell shares through your Financial Institution or through the Portfolios as described below under “Selling Shares Through the Portfolio.” Shares held for you in your various Financial Institution’s name must be sold through the Financial Institution.

Selling Shares Through the Portfolio

By mail

Send your request to:

(via regular mail)

SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

SunAmerica Mutual Funds

c/o BFDS

330 West 9th Street

Kansas City, MO 64105-1514

Your request should include:

• Your name

• Portfolio name, share class and account number

• The dollar amount or number of shares to be redeemed

• Any special payment instructions

• The signature of all registered owners exactly as the account is registered, and

• Any special documents required to assure proper authorization

On overnight mail redemptions, a $15 fee will be deducted from your account.

By phone
• Call Shareholder Services at 800-858-8850 between 8:30 a.m. and 6:00 p.m. Eastern Time on most business days. • Or, for automated 24-hour account access, call FastFacts at 800-654-4760.

By wire

If banking instructions exist on your account, this may be done by calling Shareholder Services at 800-858-8850 between 8:30 a.m. and 6:00 p.m. Eastern Time on most business days. Otherwise, you must provide, in writing, the following:

• The Portfolio name, share class and account number you are redeeming

• Bank or Financial Institution name

• ABA routing number, and

• Account registration

If account registration at your bank is different than your account at SunAmerica, your request must be Medallion Guaranteed. A notarization is not acceptable.

Minimum amount to wire money is $250. A $15 fee per fund will be deducted from your account.

By Internet
Visit our website at www.sunamericafunds.com, and select the “View Your Account” hyperlink (generally not available for retirement accounts).	Proceeds for all transactions will normally be sent on the business day after the trade date. Additional documents may be required for certain transactions.

To sell shares through a systematic withdrawal plan, see “Additional Investor Services.”

Certain Requests Require a Medallion Guarantee:

To protect you and the Portfolio from fraud, the following redemption requests must be in writing and include a Medallion Guarantee (although there may be other situations that also require a Medallion Guarantee) if:

•	Redemptions of $100,000 or more

•	The proceeds are to be payable other than as the account is registered

•	The redemption check is to be sent to an address other than the address of record

•	Your address of record has changed within the previous 30 days

•	Shares are being transferred to an account with a different registration

•	Someone (such as an Executor) other than the registered shareholder(s) is redeeming shares (additional documents may be required).

You can generally obtain a Medallion Guarantee from the following sources:

•	A broker or securities dealer

•	A federal savings, cooperative or other type of bank

•	A savings and loan or other thrift institution

•	A credit union

•	A securities exchange or clearing agency.

A notary public CANNOT provide a Medallion Guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS I)

Class I shares of the Portfolios are offered exclusively for sale to certain trust institutions, bank trust departments, group plans and employee plans that have an agreement with SACS to sell Class I shares. Inquiries regarding the purchase, redemption or exchange of Class I shares or the making or changing of investment choices should be directed to your financial adviser or plan administrator.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS Z)

Class Z shares of the Portfolios are offered exclusively for sale to participants in the Plan. Such shares may be purchased or redeemed only by the Plan on behalf of individual Plan participants at net asset value without any sales or redemption charge. Class Z shares are not subject to any minimum investment requirements. The Plan purchases and redeems shares to implement the investment choices of individual Plan participants with respect to their contributions in the Plan. All purchases of Portfolio shares through the Plan will be of Class Z shares.

Inquiries regarding the purchase, redemption or exchange of Class Z shares or the making or changing of investment choices in the Plan should be directed to the Plan’s administrator.

TRANSACTION POLICIES (ALL PORTFOLIOS AND ALL CLASSES)

Valuation of shares. The net asset value per share (“NAV”) for each Portfolio and class is determined each Fund business day at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) by dividing the net assets of each class by the number of such class’s outstanding shares. Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE, unless, in accordance with pricing procedures approved by the Portfolio’s Board of Directors, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures periodically reviewed and approved by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. The value of any shares of open-end funds held by the Portfolios will be calculated using the NAV of such funds. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of fair value pricing.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside of the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the

Shareholder Account Information

Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Portfolios may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities, the Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Buy and sell prices. When you buy Class A, Class B or Class C shares, you pay the NAV plus any applicable sales charges, as described above. When you sell Class A, Class B or Class C shares, you receive the NAV minus any applicable CDSCs. When you buy Class I or Class Z shares, you pay the NAV. When you sell Class I and Class Z shares, you receive NAV.

Execution of requests. Each Portfolio is open on those days when the NYSE is open for regular trading (“Fund business day”). We execute buy and sell requests at the next NAV to be calculated after the Portfolio receives your request in good order. A purchase, exchange or redemption order is in “good order” when a Fund, SACS and/or its agent, receives all required information, including properly completed and signed documents. If the Portfolio, SACS or its agent receives your order before the Portfolio’s close of business (generally 4:00 p.m., Eastern Time), you will receive that day’s closing price. If the Portfolio, SACS or its agent receives your order after that time, you will receive the next business day’s closing price. The Portfolios reserve the right to reject any order to buy shares.

Certain qualified Financial Institutions may transmit an investor’s purchase or redemption order to the Portfolio’s Transfer Agent after the close of regular trading on the NYSE on a Fund business day. As long as the investor has placed the order with the Financial Institution by the close of regular trading on the NYSE on that day, the investor will then receive the NAV of the Portfolio’s shares determined by the close of regular trading on the NYSE on the day the order was placed with the qualified Financial Institution. Orders received after such time will not result in execution until the following Fund business day. Financial Institutions are responsible for instituting procedures to ensure that purchase and redemption orders by their respective clients are processed expeditiously.

The payment of proceeds may generally not be postponed for more than seven days, except when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission (“SEC”). The Portfolios and their agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to: (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations; (ii) where a Portfolio or its agents detect suspicious activity or suspect fraudulent or illegal activity; or (iii) when certain notifications have been received by a Portfolio or its agents that there is a dispute between the registered or beneficial account owners.

Each Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. As a result, the value of this Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares.

If a Portfolio determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment of redemption proceeds wholly or partly in cash, the Portfolio may pay the redemption price by a distribution in kind of securities from the Portfolio in lieu of cash. However, the Focused Large-Cap Growth Portfolio and the Focused Growth and Income Portfolio have each made an election which requires them to pay a certain portion of redemption proceeds in cash. At various times, a Portfolio may be requested to redeem shares for which it has not yet received good payment. The Portfolio may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., wire transfer or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

Telephone transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Portfolio is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Exchanges. You may exchange shares of a Portfolio for shares of the same class of any other retail fund distributed by SACS. Such exchange may constitute a taxable event for U.S. federal income tax purposes. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under “Additional Investor Services.”

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange.

A Portfolio may change or cancel the exchange privilege at any time, upon 60 days’ written notice to its shareholders. The Portfolios at all times also reserve the right to restrict, reject or cancel any exchange transactions, for no reason or any reason, without notice. For example, the Portfolios may refuse any sale of Portfolio shares through an exchange by any investor or group if, in the Portfolio’s judgment, the trade: (i) may interfere with the efficient management of the Portfolio’s portfolio; (ii) may appear to be connected with a strategy of market timing (as described below under “Market Timing Trading Policies and Procedures” section); or (iii) may have the potential of otherwise adversely affecting the Portfolio. In making a decision to reject an exchange request, the Portfolio may consider, among other factors, the investor’s trading history in the Portfolio and in other SunAmerica Mutual Funds.

Rejected exchanges. If a Portfolio rejects an exchange request involving the sale of Portfolio shares, the rejected exchange request will also mean that there will be no sales of the shares that would have been used for the exchange purchase. Of course, you may generally redeem shares of the Portfolio at any time, subject to any applicable CDSCs.

Certificated shares. The Portfolios do not issue certificated shares.

Portfolio holdings. A schedule of the Portfolios’ holdings, current as of month-end, will be available on the Fund’s website no earlier than 15 days after the end of each month. This information will remain available on the website at least until updated for the next month or until each Portfolio files with the SEC its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Portfolios’ website at www.sunamericafunds.com or by calling 800-858-8850, ext. 6003. The Portfolios may terminate or modify this policy at any time without further notice to shareholders. A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available in the Statement of Additional Information.

MARKET TIMING TRADING POLICIES AND PROCEDURES

Market timing policies. The Portfolios discourage excessive or short-term trading, often referred to as “market timing,” and seek to restrict or reject such trading or take other action, as described below, if in the judgment of a Portfolio or any of its service providers, such trading may interfere with the efficient management of the Portfolio, may materially increase the Portfolio’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Portfolio and its shareholders. The Portfolios’ Board of Directors has determined that the Portfolios should not serve as vehicles for frequent trading and has adopted policies and procedures with respect to such trading, which are described in this section.

All Portfolio shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Transfer Agent. While the Portfolios’ expectation is that the market timing policies will be enforced by Financial Intermediaries pursuant to the Portfolios’ Prospectus, the Portfolios may be limited in their ability to monitor the trading activity or enforce the Portfolios’ market timing trading policies and procedures with respect to certain customers of Financial Intermediaries. For example, should it occur, a Portfolio may not be able to detect market timing that may be facilitated by Financial Intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

Risks from market timers. Depending on various factors, including the size of a Portfolio, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, excessive short-term trading may interfere with efficient management of the Portfolio, increase the Portfolio’s transactions costs, administrative costs and taxes and/or impact Portfolio performance.

In addition, if the nature of a Portfolio’s holdings expose the Portfolio to investors who engage in the type of excessive short-term trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the net asset value of the fund’s shares, sometimes referred to as “arbitrage market timing,” there is the possibility that such trading, under certain circumstances, may dilute the value of Portfolio shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net delays between the change in the value of a mutual fund’s portfolio holdings and the net asset value of the fund’s shares. Arbitrage market timers may seek to exploit such delays between the change in the value of a mutual fund’s portfolio holdings and the net asset value of the fund’s shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of U.S. markets. Also, market timers may seek to exploit Portfolios that hold significant investments in small-cap companies, which may not be frequently traded. The principal investment techniques of the Focused Small-Cap Growth Portfolio and Focused Small-Cap Value Portfolio include investing in small-cap companies and thus may be susceptible to this type of arbitrage. The Portfolios have adopted certain fair valuation practices intended to protect the Portfolios from arbitrage market timing and other trading practices that seek to exploit variations in valuation that arise from the nature of the securities held by the Portfolios. However, to the extent a Portfolio’s NAV does not immediately reflect a change in market conditions, short-term trading may dilute the value of the Portfolio’s shares.

Shareholder Account Information

Market timing procedures. The Portfolios’ procedures include committing staff of the Portfolios’ shareholder services agent to monitor trading activity in the Portfolios on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to a Portfolio. Factors considered in the monitoring process include, but may not be limited to, the frequency of transactions by the Financial Intermediary, the Portfolio’s investment objective, the size of the Portfolio and the dollar amount of the transaction. In the event that such trading activity is identified and based on the information the Portfolio and its service providers in their sole discretion conclude that the trading may alternatively limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).

SACS has entered into agreements with Financial Intermediaries that maintain omnibus accounts with the Portfolios pursuant to which the Financial Intermediary undertakes to provide certain information to the Portfolios, including trading information, and also agrees to execute certain instructions from the Portfolios in connection with the Portfolios’ market timing policies. In certain circumstances, a Portfolio may rely upon the policy of a Financial Intermediary to deter short-term or excessive trading if the Portfolio believes that the policy of such intermediary is reasonably designed to detect and deter transactions that are not in the best interest of a Portfolio. A Financial Intermediary’s policy relating to short-term or excessive trading may be more or less restrictive than the Portfolio’s policy.

A Portfolio may also accept undertakings by a Financial Intermediary to enforce excessive or short-term trading policies on behalf of the Portfolio using alternative techniques, to the extent such techniques provide a substantially similar level of protection for the Portfolio against such transactions. For example, certain Financial Intermediaries may have contractual or legal restrictions that prevent them from blocking an account. In such instances, the Financial Intermediary may use alternative techniques that the Portfolio considers to be a reasonable substitute for such a block.

Though implementation of the Portfolios’ procedures involve judgments that are inherently subjective and involve some selectivity in their application, the Portfolios and their service providers seek to make judgments that are consistent with the interests of the Portfolios’ shareholders. There is no assurance that the Portfolios or their service providers will gain access to any or all information necessary to detect market timing. While the Portfolios will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Portfolios cannot represent that such trading activity can be completely eliminated.

Revocation of market timing trades. Transactions placed in violation of the Portfolios’ market timing trading policies are not necessarily deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next Fund business day following receipt by the Portfolio.

ADDITIONAL INVESTOR SERVICES (CLASSES A, B and C)

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial adviser, or call Shareholder Services at 800-858-8850.

Dollar Cost Averaging lets you make regular investments from your bank account to any retail fund of your choice distributed by SACS. You determine the frequency and amount of your investments, and you can terminate your participation at any time. Dollar cost averaging does not assure profit or protect against a loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.

Systematic Withdrawal Plan may be used for periodic withdrawals from your account. The periodic withdrawal amount may be determined either by specifying a fixed dollar amount, or by specifying a percentage of your account assets. The periodic withdrawal amount may not exceed 12% per year based on the value of your account at the time the Plan is established or at the time of withdrawal. To use the Systematic Withdrawal Plan:

•	Make sure you have at least $5,000 worth of shares in your account.

•

Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

•

Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a Medallion Guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. The Portfolios reserve the right to reject withdrawal requests that are less than $50.

•	Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

•	Make sure your dividends and capital gains are being reinvested.

Systematic Exchange Program may be used to exchange shares of a Portfolio periodically for the same class of shares of one or more other retail funds distributed by SACS. To use the Systematic Exchange Program:

•	Specify the Portfolio(s) from which you would like money withdrawn and into which you would like money invested.

•	Determine the schedule: monthly, quarterly, semi-annually, annually or certain selected months.

•	Specify the amount(s). The Portfolios reserve the right to reject exchange requests that are less than $50.

•	Accounts must be registered identically; otherwise a Medallion Guarantee will be required.

Retirement plans. SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual (k) plans and other pension and profit-sharing plans. Using these plans, you can invest in any fund distributed by SACS with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 800-858-8850, ext. 6074.

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

Account Mailings:

Account statements. Generally, account statements are mailed to dealers and shareholders on a quarterly basis.

Transaction confirmations. Generally, you will receive an account confirmation:

•	after every transaction that affects your account balance (except a dividend reinvestment, automatic purchase or automatic redemption of systematic exchange); and

•	after any change of name or address of the registered owner(s), or after certain account option changes.

IRS tax forms. Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, typically mailed by January 31st.

These mailings apply to accounts opened through the Portfolio. Accounts opened through a broker/dealer firm will receive statements from that financial institution.

Prospectuses, Annual and Semi-annual Reports. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our website at www.sunamericafunds.com, and select the “Go Paperless” hyperlink (Note: this option is only available to accounts opened through the Portfolio.).

Dividends. The Portfolios generally distribute most or all of their net earnings in the form of dividends. Income dividends, if any, are paid annually by the Portfolios, except for the Focused Dividend Strategy Portfolio and the Focused Growth and Income Portfolio, which pay income dividends, if any, quarterly. Capital gains distributions, if any, are paid at least annually by the Portfolios. Each of the Portfolios reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Dividend reinvestments. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Portfolio and share class on which they were paid, unless you elect in writing, not less than five business days prior to the payment date, to receive amounts in excess of $10 in cash. Alternatively, dividends and distributions may be reinvested in any fund distributed by SACS, or you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial adviser or call Shareholder/Dealer Services at 800-858-8850 to change dividend and distribution payment options. The per share dividends on Class I shares will generally be higher than the per share dividends on Class A, Class B and Class C shares of the same Portfolio as a result of the fact that Class I shares are not subject to any distribution fee. Additionally, the per share dividends on Class Z shares will generally be higher than the per share dividends on Class A, Class B, Class C and Class I shares as a result of the fact that Class Z shares are not subject to any distribution or service fee.

Taxability of dividends. As long as a Portfolio meets the requirements for being a tax-qualified regulated investment company, which each Portfolio has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.

Dividends you receive from the Portfolio, whether reinvested or taken as cash, are generally considered taxable. The Portfolio intends to make distributions that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Portfolio holds its assets). For taxable years beginning before January 1, 2013, distributions of investment income reported by a Portfolio as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, a Portfolio must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Portfolio’s shares, for the lower tax rates to apply.

Some dividends paid in January, if declared in the previous quarter, will be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

Shareholder Account Information

The IRS Form 1099 that is mailed to you every January details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional.

As qualified plans, the employee retirement plans that invest in Class I or Class Z generally pay no federal income tax. Individual participants in the plans should consult their plan documents and their own tax advisers for information on the tax consequences associated with participating in the plans.

“Buying into a dividend.” You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

Taxability of transactions. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.

Other tax considerations. If you are not a resident or a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies.

By law, each Portfolio must withhold 28% of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current United States federal income tax law of an investment in a Portfolio. It is not a substitute for professional tax advice. Consult your tax adviser about the potential tax consequences of an investment in a Portfolio under all applicable laws.

Small accounts (other than Class I or Class Z). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Portfolio may close out your account and mail you the proceeds. Alternatively, you may be charged at the annual rate of $24 to maintain your account. Your account will not be closed if its drop in value is due to Portfolio performance, the effects of sales charges, or administrative fees (for retirement plans only). Certain minimum balance requirements may be waived at the Adviser’s discretion.

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More Information About the Portfolios

PORTFOLIO INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and a strategy for pursuing it. The chart summarizes information about each Portfolio’s investment approach. Following this chart is a Glossary that further describes the investment and risk terminology that we use. Please review the Glossary in conjunction with this chart.

The investment goals of each Portfolio may be changed without shareholder approval.

	Focused Large-Cap Growth Portfolio	Focused Growth Portfolio
What is the Portfolio’s investment goal?	Long-term Growth of Capital	Long-term Growth of Capital
What principal investment strategies does the Portfolio use to implement its investment goal?	Growth and Focus	Growth and Focus
What are the Portfolio’s principal investment techniques?	Active trading of equity securities of large-cap companies that offer the potential for long-term growth of capital. Under normal market conditions, at least 80% of the Portfolio’s net assets plus any borrowing for investment purposes will be invested in large-cap companies.	Active trading of equity securities of companies of any market capitalization that offer the potential for long-term growth of capital.
What are the Portfolio’s other significant (non-principal) investments?	•Foreign securities •Mid-cap companies	•Foreign securities
What other types of securities may the Portfolio normally invest in as part of efficient portfolio management and which may produce some income?	•Short-term investments •Defensive instruments •Special situations •Options and futures •Currency transactions	•Short-term investments •Defensive instruments •Options and futures •Special situations
What risks may affect the Portfolio?

Principal Risks:

•Stock market volatility

•Securities selection

•Non-diversification

•Active trading

Non-principal Risks:

•Foreign exposure

•Derivatives

•Hedging

•Emerging markets

•Mid-market capitalization

Principal Risks:

•Stock market volatility

•Securities selection

•Non-diversification

•Small- and mid-market capitalization

•Active trading

Non-principal Risks:

•Technology companies

•Derivatives

•Hedging

•Foreign exposure

Focused Small-Cap Growth Portfolio	Focused Small-Cap Value Portfolio	Focused Dividend Strategy Portfolio	Focused Growth and Income Portfolio	Focused Technology Portfolio
Long-term Growth of Capital	Long-term Growth of Capital	Total Return (including Capital Appreciation and Current Income)	Long-term Growth of Capital and Current Income	Long-term Growth of Capital
Growth and Focus	Value and Focus	Value	Growth, Value and Focus	Growth and Focus

Active trading of equity securities of companies that offer the potential for long-term growth of capital with characteristics similar to those contained in the Russell 2000 Growth Index. Under normal market conditions, at least 80% of the Portfolio’s net assets plus any borrowing for investment purposes will be invested in such securities.

Active trading of equity securities of companies that offer the potential for long-term growth of capital with characteristics similar to those contained in the Russell 2000 Value Index. Under normal market conditions, at least 80% of the Portfolio’s net assets plus any borrowing for investment purposes will be invested in such securities.

		Employs a “buy and hold” strategy with thirty high dividend yielding equity securities selected annually from the Dow Jones Industrial Average and the broader market. At least 80% of the Portfolio’s net assets plus any borrowing for investment purposes will be invested in dividend yielding equity securities.	Active trading of large-cap companies that offer the potential for long-term growth of capital, including those that offer the potential for a reasonable level of current income.	Active trading of equity securities of companies that offer the potential for long-term growth of capital and that the Adviser believes will benefit significantly from technological advances or improvements, without regard to market capitalization. Under normal market conditions, at least 80% of the Portfolio’s net assets plus any borrowing for investment purposes will be invested in such securities.
•Foreign securities •Mid-cap companies	•Foreign securities •Mid-cap companies	•None	•Foreign securities •Mid-cap companies	•Foreign securities
•Short-term investments •Defensive instruments •Options and futures •Special situations	•Short-term investments •Defensive instruments •Options and futures •Special situations	•Short-term investments	•Short-term investments •Defensive instruments •Options and futures •Special situations •Currency transactions	•Short-term investments •Defensive instruments •Special situations

Principal Risks:

•Stock market volatility

•Securities selection

•Non-diversification

•Small-market capitalization

•Active trading

Non-principal Risks:

•Technology companies

•Foreign exposure

•Derivatives

•Hedging

•Mid-market capitalization

Principal Risks:

•Stock market volatility

•Securities selection

•Non-diversification

•Small-market capitalization

•Active trading

Non-principal Risks:

•Foreign exposure

•Derivatives

•Hedging

•Mid-market capitalization

		Principal Risks: •Stock market volatility •Securities selection •Disciplined strategy	Principal Risks: •Stock market volatility •Securities selection •Active trading Non-principal Risks: •Foreign exposure •Derivatives •Hedging •Emerging markets •Mid-market capitalization

Principal Risks:

•Stock market volatility

•Securities selection

•Non-diversification

•Small- and mid-market capitalization

•Technology companies

•Active trading

Non-principal Risks:

•Foreign exposure

•Derivatives

•Hedging

•Emerging markets

More Information About the Portfolios

	Focused StarALPHA Portfolio	SunAmerica Strategic Value Portfolio
What is the Portfolio’s investment goal?	Total Return	Long-term Growth of Capital
What principal investment strategies does the Portfolio use to implement its investment goal?	Focus	Value
What are the Portfolio’s principal investment techniques?	Active trading of equity securities selected on the basis of company fundamentals, without regard to investment style or market capitalization.	Employs a “buy and hold” strategy with equity securities selected annually from the Russell 3000 Value Index.
What are the Portfolio’s other significant (non-principal) investments?	•Foreign securities •Small-cap companies •Mid-cap companies	•Small-cap companies •Mid-cap companies
What other types of securities may the Portfolio normally invest in as part of efficient portfolio management and which may produce some income?	•Short-term investments •Defensive investments •Options and futures •Special situations •Currency transactions	•Short-term investments
What risks may affect the Portfolio?

Principal Risks:

•Stock market volatility

•Securities selection

•Foreign exposure

•Currency volatility

•IPOs

•Small- and mid-market capitalization

•Active trading

Non-principal Risks:

•Emerging markets

•Derivatives

•Hedging

•Real Estate Investment Trusts (“REITs”)

Principal Risks: •Stock market volatility •Securities selection •Disciplined strategy •Small- and mid-market capitalization

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GLOSSARY

INVESTMENT AND OTHER TERMINOLOGY

Acquired Fund Fees and Expenses are expenses incurred indirectly by a Fund as a result of the investments in shares of one or more “acquired funds,” as defined in the registration form applicable to the Fund, which generally includes investments in other mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

Active trading means that a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.

Annual rebalancing. The Focused Dividend Strategy Portfolio will rebalance its holdings on an annual basis, immediately after which the Portfolio will hold approximately an equal value of each of the stocks selected for each Portfolio. The SunAmerica Strategic Value Portfolio will also rebalance its holdings on an annual basis although the weightings of the securities may vary. SunAmerica will implement the rebalancing by purchasing new securities that meet the selection criteria, selling securities that no longer meet the selection criteria, and adjusting each Portfolio’s ownership of securities that continue to meet the criteria in order to achieve the proper weightings of each of the securities.

Capital appreciation is growth of the value of an investment.

Conservation of principal means investing in a manner that tries to protect the value of an investment against market movements and other economic events.

Convertible securities are bonds or preferred stocks that may be exchanged for common stock of the same or a different company.

Currency transactions include the purchase and sale of currencies to facilitate securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates.

Current income means money that is received on an ongoing basis from investments.

Defensive instruments include high quality fixed income securities and money market instruments. A Portfolio will use temporary defensive instruments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

Depositary receipts. American Depositary Receipts (ADRs) are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) (issued in Europe) and Global Depositary Receipts (GDRs) (issued throughout the world) each evidence a similar ownership arrangement. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Equity securities include common and preferred stocks, convertible securities, warrants and rights.

Exchange-traded funds (“ETFs”) are generally structured as investment companies and are traded like traditional equity securities on a national securities exchange. ETFs are typically designed to represent a fixed portfolio of securities designed to track a particular market index.

Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may include ADRs or other similar securities that convert into foreign securities, such as EDRs and GDRs.

It may be necessary under certain foreign laws, less expensive, or more expedient to invest in foreign investment companies, which invest in certain foreign markets, including emerging markets. Investing through such vehicles may involve frequent or layered fees or expenses, and the Adviser will not invest in such investment companies unless, in its judgment, the potential benefits justify the payment of any associated fees and expenses.

Growth of capital is growth of the value of an investment.

An IPO is an initial public offering. A Portfolio may purchase equity securities in initial public offerings. Securities purchased in IPOs generally have limited operating histories and may involve greater investment risk.

Large-Cap companies will generally include companies whose market capitalizations are equal to or greater than the smallest company in the Russell 1000 Index during the most recent 12-month period. As of the most recent annual reconstitution on June 25, 2010, the market capitalization range of companies in the Russell 1000 Index was approximately $0.97 billion to $290.86 billion, which range will vary daily.

Market capitalization represents the total market value of the outstanding securities of a corporation.

Mid-Cap companies will generally include companies whose market capitalizations range from the smallest company included in the Russell Midcap Index to the largest company in the Russell Midcap Index during the most recent 12-month period. As of the most recent annual reconstitution on June 25, 2010, the market capitalization range of companies in the Russell Midcap Index was $0.97 billion to $13.67 billion, which range will vary daily.

Options and futures are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

REITs are trusts that invest primarily in commercial real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

Small-Cap companies will generally include companies whose market capitalizations are equal to or less than the largest company in the Russell 2000 Index during the most recent 12-month period. As of the most recent annual reconstitution on June 25, 2010, the market capitalization range of companies in the Russell 2000 Index was $0.04 billion to $2.54 billion, which range will vary daily.

A Special Situation arises when, in the opinion of an Adviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Total return is achieved through both growth of capital and income.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

The Morgan Stanley Technology Index is an equal-dollar weighted index designed to measure the performance of a cross section of

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

The Russell 1000 Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000 Value Index measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forcasted growth values.

The Russell 3000 Growth Index measures the performance of those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

More Information About the Portfolios

RISK TERMINOLOGY

Currency volatility: The value of a Portfolio’s foreign portfolio investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-dollar securities.

Derivatives: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

Disciplined strategy: The Focused Dividend Strategy Portfolio and SunAmerica Strategic Value Portfolio will not deviate from their strategy, which entails buying and holding stocks selected through the selection criteria described under “Principal Investment Strategies and Techniques of the Portfolio” on page 23 and 43, respectively, of the prospectus (except under certain circumstances, such as if necessary to comply with federal tax laws applicable to the Portfolio). The Portfolios will not generally sell stocks in their portfolio and buy different stocks except during its annual rebalancing or as otherwise set forth in the prospectus, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

Emerging markets: An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Foreign exposure: Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is from an emerging market country.

Hedging: Hedging is a strategy in which the Adviser uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

IPO risk: A Portfolio may purchase equity securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on a Portfolio’s performance depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on the Portfolio’s performance. Companies offering stock in IPOs generally have limited operating histories and may involve greater investment risk.

Non-diversification: By concentrating in a smaller number of stocks, a Portfolio’s risk is increased because the effect of each stock on the Portfolio’s performance is greater.

REIT risk: Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code of 1986 (the “Code”) requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

Securities selection: A strategy used by a Portfolio, or securities selected by its Adviser, may fail to produce the intended return.

Small- and mid-market capitalization: Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies will be subject to these risks to a lesser extent.

Stock market volatility: The stock market as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio’s portfolio.

Technology companies: The industries in which technology companies may be found can be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, worldwide scientific and technological developments and changes in governmental regulation and policies.

Portfolio Management

Adviser. SunAmerica Asset Management Corp. (“SunAmerica” or the “Adviser”), may manage all or certain portions of Portfolios, provides various administrative services, and supervises the daily business affairs of each Portfolio. SunAmerica also selects subadvisers (“Subadvisers”) to manage the portion of the Portfolios not managed by SunAmerica. The Subadvisers are responsible for decisions to buy and sell securities, selection of broker-dealers and negotiation of commission rates for their respective portion of the relevant Portfolio. SunAmerica may terminate any agreement with any Subadviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Portfolios with unaffiliated Subadvisers approved by the Board of Directors without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated Subadvisers for new or existing Portfolios, change the terms of particular agreements with unaffiliated Subadvisers or continue the employment of existing unaffiliated Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of a Portfolio have the right to terminate an agreement with Subadvisers for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio. Shareholders will be notified of any Subadviser changes. The termination and subsequent replacement of a Subadviser can increase transaction costs and portfolio turnover rates, which may result in distributions of short-term capital gains and other tax consequences to shareholders. The order also permits the Portfolio to disclose the Subadvisers’ fees only in the aggregate for each Portfolio.

SunAmerica is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992. SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered approximately $43.5 billion of assets as of December 31, 2010. In addition to managing the Portfolios, SunAmerica serves as adviser, manager and/or administrator for VALIC I, VALIC II, SunAmerica Specialty Series, Anchor Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., SunAmerica Money Market Funds, Inc., Seasons Series Trust, SunAmerica Senior Floating Rate Fund, Inc. and SunAmerica Series Trust.

For the fiscal year ended October 31, 2010, each Portfolio paid the Adviser an annual fee equal to the following rates, expressed as an annual percentage of average daily net assets of each Portfolio:

Portfolio	Rate of Investment Advisory Fee
Focused Large-Cap Growth Portfolio	0.75%
Focused Growth Portfolio	1.00%
Focused Small-Cap Growth Portfolio	0.77%	*
Focused Small-Cap Value Portfolio	0.75%
Focused Dividend Strategy Portfolio	0.35%
Focused Growth and Income Portfolio	0.78%	*
Focused Technology Portfolio	1.00%
Focused StarALPHA Portfolio	1.00%
SunAmerica Strategic Value Portfolio	1.00%	*

Payments to Subadvisers for their services are made by SunAmerica, not by the Portfolios.

Through directed brokerage arrangements resulting from broker commission recapture, a portion of each Portfolio’s expenses has been reduced for the period ended October 31, 2010. The “Other Expenses” shown in the Funds’ fee table do not take into account this expense reduction and are, therefore, higher than the actual expenses of these Portfolios. Had the expense reductions been taken into account “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” for each class of the Portfolios’ would have been as follows:

	Class A	Class B	Class C	Class I	Class Z
Focused Large-Cap Growth Portfolio	1.46%	2.17%	2.12%	—	0.85%
Focused Growth	1.72%	2.37%	2.37%	—	—
Focused Small-Cap Growth	1.56%	2.36%	2.36%	1.32%	—
Focused Small-Cap Value Portfolio	1.45%	2.35%	2.16%	—	—
Focused Growth and Income	1.54%	2.36%	2.25%	1.30%	—
Focused Technology Portfolio	1.85%	2.52%	2.52%	—	—
Focused StarALPHA Portfolio	1.71%	—	2.36%	—	—

In addition, pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and reimburse expenses to the extent noted in the footnotes of the Fee and Expense Table for each Portfolio. Any waivers or reimbursements with respect to a Portfolio are subject to recoupment within the following two years, provided that the Portfolios are able to effect such payment to SunAmerica and remain in compliance with the expense limitations set forth in the footnotes of the applicable Fee and Expense Table. The Expense Limitation Agreement with respect to the Dividend Strategy Portfolio was terminated on March 1,

* Effective December 7, 2009, with respect to the Focused Small-Cap Growth Portfolio, January 25, 2010, with respect to the Focused Growth and Income Portfolio, and February 28, 2011, with respect to the SunAmerica Strategic Value Portfolio, the investment advisory and management fees were decreased from 1.00% of average daily net assets to 0.75% of average daily net assets.

Portfolio Management

2011, however, any waivers or reimbursements made by SunAmerica with respect to the Dividend Strategy Portfolio pursuant to the Expense Limitation Agreement continue to be subject to recoupment from the Dividend Strategy Portfolio within the following two years, provided that the Dividend Strategy Portfolio is able to effect such payment to SunAmerica and to the extent that the Total Annual Fund Operating Expenses fall below 0.95%, 1.60% and 1.60% for Class A, Class B and Class C shares, respectively.

Additional Information About SunAmerica

SunAmerica, as the Focused StarALPHA Portfolio’s investment manager, will initially allocate the assets of the Portfolio equally among the Portfolio’s Advisers. SunAmerica will also allocate new cash from share purchases and proceeds of redemption requests equally, unless SunAmerica determines that a different allocation of assets would be in the best interests of the Portfolio and its shareholders. SunAmerica intends to periodically review the asset allocation in the Focused StarALPHA Portfolio to determine whether the portion of assets managed by any Adviser significantly differs in size from the portions managed by the other Advisers to the Portfolio. In the event such a significant differential exists, SunAmerica will determine whether to reallocate cash flows among the Advisers differently from the manner described above, in an effort to rebalance the Portfolio’s assets. In some instances, the effect of the reallocation will be to shift assets from a better performing portion of the Portfolio to a portion of the Portfolio with a relatively lower total return. In general, SunAmerica will not rebalance or reallocate the existing assets of the Focused StarALPHA Portfolio among Advisers.

A discussion regarding the basis for the Board of Directors approval of investment advisory agreements for the Portfolios is available in the Fund’s Annual Report to shareholders for the period ended October 31, 2010.

Distributor. SACS distributes each Portfolio’s shares. The Distributor, a SunAmerica affiliate, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under each Portfolio’s Class A, Class B and Class C Rule 12b-1 Plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor in connection with sales of shares of a Portfolio). This compensation may include: (i) full reallowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Portfolios, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Portfolio. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. Broker-dealers may not use sales of the Portfolios’ shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

In certain instances, SunAmerica or its affiliates may pay distribution-related expenses, including providing the additional compensation to broker-dealers or other Financial Intermediaries described above. In addition, SunAmerica, the Distributor or their affiliates (including the Servicing Agent) may make substantial payments to broker-dealers or other Financial Intermediaries and service providers for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or Financial Intermediaries for marketing, promotional, administrative and/or recordkeeping services that may promote sales of Portfolio shares; these payments are often referred to as “revenue sharing.” Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more Portfolios managed and/or administered by the Adviser. In some circumstances, those types of payments may relate to one or more Portfolios’ inclusion on a Financial Intermediary’s preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other Financial Intermediary or its representatives to recommend or offer shares of the Portfolios to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or Financial Intermediary for more details about any such payments it receives.

Payments by SunAmerica are out of its own resources, including the profits from its advisory fees. Payments by the Distributor may be out of its own resources or fees it receives under the Portfolios’ Class A, Class B and Class C Rule 12b-1 Plans. Payments by other affiliates are out of their own resources.

Financial Institution Compensation. If you purchase the Portfolios through a Financial Institution, the Portfolios, SunAmerica, the Distributor or their affiliates may pay the Financial Institution for the sale of Portfolio shares and related services, as described above. These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Institution’s Website for more information.

Servicing Agent. SunAmerica Fund Services, Inc. (the “Servicing Agent”) assists the Transfer Agent in providing shareholder services. The Servicing Agent, a SunAmerica affiliate, is paid a monthly fee by each Portfolio for its services at the annual rate of 0.22% of average daily net assets of Class A, Class B, Class C and Class I shares. For Class Z, the Servicing Agent receives reimbursements from the Portfolios of its costs, which include all direct transfer agency fees and out-of-pocket expenses allocated to providing services to Class Z shares.

SunAmerica, the Distributor and Servicing Agent are located in Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992 and 2929 Allen Parkway, Houston, Texas 77019.

Information About Advisers

The Advisers and Portfolio Managers for each Portfolio are described below. Additional information about the Portfolio Managers’ compensation, other accounts under management, and ownership of the Portfolios’ shares is contained in the Statement of Additional Information,

Portfolio	Portfolio Management allocated among the following Advisers

Focused Large-Cap Growth Portfolio	SunAmerica

Focused Growth Portfolio	Janus Capital Management LLC (“Janus”)

Focused Small-Cap Growth Portfolio	SunAmerica

Focused Small-Cap Value Portfolio	SunAmerica

Focused Growth and Income Portfolio	SunAmerica

Focused Technology Portfolio	SunAmerica

Focused Dividend Strategy Portfolio	SunAmerica

Focused StarALPHA Portfolio	BlackRock Investment Management, LLC (“BlackRock”) Kinetics Thornburg Asset Management, Inc. (“Thornburg”) SunAmerica (John Massey) SunAmerica (Daniel Lew)

SunAmerica Strategic Value Portfolio	SunAmerica

DESCRIPTION OF THE ADVISERS

BlackRock, located at 800 Scudders Mill Road, Plainsboro, New Jersey, 08536, is an indirect wholly owned subsidiary of BlackRock, Inc., BlackRock is a registered investment adviser and a commodity pool operator organized in 1999. BlackRock and its affiliates had approximately $3.56 trillion in investment company and other portfolio assets under management as of December 31, 2010.

Janus is a Delaware limited liability company located at 151 Detroit Street, Denver, Colorado 80206-4805. Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts. Janus is a direct subsidiary of Janus Capital Group, Inc. (“JCGI”), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus with the remaining 5% held by Janus Management Holdings Corporation. JCGI had approximately $169.5 billion in assets under management as of December 31, 2010.

Kinetics, formed in 1996, is located at 16 New Broadway, Sleepy Hollow, New York, 10591. Kinetics and its affiliates provide investment advisory services to a family of six mutual funds and other accounts with discretionary management authority of approximately $4.189 billion as of December 31, 2009. Kinetics and its affiliates now consist of 35 employees, including 10 professionals dedicated to the investment process.

Thornburg is a Delaware corporation with principal offices at 2300 North Ridgetop Road, Santa Fe, New Mexico 87506, and has been in the investment management business since 1982. As of December 31, 2010, Thornburg had approximately $73.4 billion in assets under management.

Information About Advisers

Portfolio	Name, Title and Affiliation of Portfolio Manager	Experience

Focused Large-Cap Growth Portfolio	John Massey, Portfolio Manager and Senior Vice-President (SunAmerica)	Mr. Massey is a Senior Vice President and Portfolio Manager at SunAmerica. Prior to joining SunAmerica in February 2006, Mr. Massey was an Associate Director and member of the Large-Cap Growth Team at Bear Sterns Asset Management from 2001 to 2005. From 1998 to 2001 Mr. Massey was an Investment Officer and a senior analyst covering the healthcare industry with Standard and Poor’s Corporation. Prior to that, he held project finance and merchant banking positions at Marubeni America Corp. Mr. Massey received a B. A. in Economics from University of Southern California.

Focused Growth Portfolio	Ron Sachs, CFA, Portfolio Manager and Vice President (Janus)	Mr. Sachs has managed the Portfolio since January 2008. Mr. Sachs is also a portfolio manager of other Janus accounts. Mr. Sachs joined Janus in 1996 as a research analyst, and has acted as portfolio manager of other Janus-advised mutual funds since June 2000. Mr. Sachs holds a Bachelor’s degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs holds the Chartered Financial Analyst designation.

Focused Small-Cap Growth Portfolio	Andrew Sheridan Portfolio Manager (SunAmerica)

Mr. Sheridan joined SunAmerica in 2003 and is a portfolio manager of the Focused Technology Fund and the Seasons Series Trust Focused Technet Portfolio. In addition to his portfolio management responsibilities, Mr. Sheridan is a member of the SunAmerica research team, covering the technology industry. His analysis seeks out stocks offering potential growth at a reasonable price. Prior to joining SunAmerica, Mr. Sheridan worked in the research department at U.S. Trust and the market research division of Greenwich Associates. He received his BA from St. Lawrence University and his MBA from the Anderson School of Management at the University of California at Los Angeles.

Focused Small-Cap Value Portfolio	Daniel Lew, CFA Portfolio Manager and Senior Vice President (SunAmerica)	Mr. Lew is a portfolio manager of the Focused Small-Cap Value Portfolio. Mr. Lew is a Senior Vice President at SunAmerica and has over 20 years of experience in the investment industry, focusing the last ten years on the small-cap value category. Prior to joining SunAmerica, Mr. Lew was a portfolio manager at Citizens Advisers and a senior analyst at Strong Capital Management, and has held investment positions at William M. Mercer Investment Consulting, RogersCasey, and Equitable Capital Management. Mr. Lew received a Bachelor of Science from Columbia University School of Engineering and Applied Science and a Masters of Business Administration from New York University. He is also a member of the New York Society of Security Analysts. Mr. Lew also holds the Chartered Financial Analyst designation.

Focused Growth and Income Portfolio	John Massey, Portfolio Manager and Senior Vice-President (SunAmerica)	See the Focused Large-Cap Growth Portfolio above.

Portfolio	Name, Title and Affiliation of Portfolio Manager	Experience

	Steven Neimeth Portfolio Manager and Senior Vice President (SunAmerica)	Mr. Neimeth is a Senior Vice President and Portfolio Manager at SunAmerica. Prior to joining SunAmerica in April 2004, Mr. Neimeth was the portfolio manager of the Neuberger Berman Large-Cap Value fund, and between 1997 and 2002, he was a portfolio manager and research analyst at Bear Sterns Asset Management. Mr. Neimeth holds a Bachelor of Arts from Hobart & William Smith Colleges and a Masters of Business Administration from the Johnson School of Management at Cornell University.

Focused Technology Portfolio	Dominic Vignola Portfolio Manager (SunAmerica)	Mr. Vignola joined SunAmerica in July 2010. In addition to his portfolio management responsibilities, Mr. Vignola is a member of the research team at SunAmerica covering the technology industry. Prior to joining SunAmerica, Mr. Vignola managed a technology fund and worked in the research department of Merrill Lynch Investment Management (now BlackRock Financial), was a technology sector analyst with Deutsche Bank, and was an analyst and marketing specialist with Prudential Financial. He received his B.S. from the City University of New York College of Staten Island and M.B.A. from the Zicklin School of Business of the City University of New York—Baruch College.

Focused Dividend Strategy Portfolio	Brendan Voege, CFA Portfolio Manager and Vice President, (SunAmerica)	Mr. Voege is the manager of the Focused Dividend Strategy Portfolio and the Polaris Dogs of Wall Street fund. In addition, Mr. Voege is a quantitative and portfolio analyst at SunAmerica. Before joining SunAmerica in November 2004, Mr. Voege was a portfolio analytics specialist at FactSet Research System, and between 1998-2000, he was a research analyst at John S. Herold, Inc., an independent research firm specializing in the energy sector. Mr. Voege received a B.A. from Fordham University and an M.B.A. from Iona College. He also holds the Chartered Financial Analyst designation.

Focused StarALPHA Portfolio	Robert C. Doll, Jr. (BlackRock)	Mr. Doll is the lead portfolio manager for the Portfolio’s assets subadvised by BlackRock and is primarily responsible for the day-to-day management for the allocated assets and the selection of investments. Mr. Doll has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Private Client Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President and Chief Investment Officer of Fund Asset Management, L.P. and its affiliate, Merrill Lynch Investment Managers, L.P. (“MLIM”), from 2001 to 2006. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining MLIM, Mr. Doll was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

Information About Advisers

Portfolio	Name, Title and Affiliation of Portfolio Manager	Experience

	Peter B. Doyle Portfolio Manager and Chief Investment Strategist (Kinetics)	Mr. Doyle serves as the Chief Investment Strategist and oversees all investment decisions for Kinetics. In early 1996, Mr. Doyle co-founded Kinetics. Mr. Doyle also co-founded Horizon Asset Management, Inc., a New York based investment management and research firm. From 1988 through late 1994, Mr. Doyle was an Investment Officer in Bankers Trust Company’s Investment Services Group. Mr. Doyle received an M.B.A. from Fordham University and a B.S. in Economics from St. John’s University.

	Alex Motola, CFA Co-Portfolio Manager and Managing Director (Thornburg)	Alex Motola is a managing director and portfolio manager of the Thornburg Core Growth Strategy and co-portfolio manager of the Thornburg International Growth Strategy. He is a member of the CFA Society of New Mexico, where he serves on the Board of Directors. Mr. Motola is directly responsible for the Thornburg Core Growth Strategy, which he has managed since its inception in 2000 and the International Growth Strategy which was launched in 2007. Prior to joining Thornburg, Mr. Motola began his financial career as an investment specialist with CoreLink Financial and later served as a portfolio manager with Insight Capital. He holds BAs in English, History, and Medieval Studies and graduated with Honors and Distinction from the University of California, Santa Barbara. He also holds an MBA from the Haas School of Business, University of California at Berkeley. Mr. Motola is a CFA charterholder.

	Connor Browne, CFA Co-Portfolio Manager and Managing Director (Thornburg)	Connor Browne is a managing director and co-portfolio manager of the Thornburg Domestic Equity Strategy. His responsibilities include portfolio management, research and analyzing companies for consideration in the Thornburg equity strategies. He is responsible for evaluating existing positions and overall portfolio performance, with a primary focus on the Domestic Equity Strategy. Mr. Browne joined Thornburg Investment Management in August of 2001 as an associate portfolio manager and in 2006 was promoted to co-portfolio manager for the Domestic Equity Strategy and was also named managing director. Mr. Browne graduated Cum Laude from Princeton University with a BA in Economics and a certificate in Finance. He is a CFA charterholder.

	John Massey Portfolio Manager and Senior Vice President (SunAmerica)	See the Focused Large-Cap Growth Portfolio on page 72.

Portfolio	Name, Title and Affiliation of Portfolio Manager	Experience

	Daniel Lew, CFA Portfolio Manager and Senior Vice President (SunAmerica)	See the Focused Small-Cap Value Portfolio on page 72.

SunAmerica Strategic Value Portfolio	Brendan Voege, CFA Portfolio Manager and Vice President, (SunAmerica)	See the Focused Divided Strategy Portfolio on page 73.

Financial Highlights

The Financial Highlights table for each Portfolio is intended to help you understand the Portfolio’s financial performance for the past five years or since inception in the case of Portfolios that have not been in operation for five years or more. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP whose reports, along with each Portfolio’s financial statements, are incorporated by reference in the Portfolios’ Statement of Additional Information, which is available upon request.

FOCUSED LARGE-CAP GROWTH PORTFOLIO

Period Ended	Net Asset Value beginning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and unrealized)		Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net realized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net invest- ment income (loss) to average net assets		Portfolio Turnover
	Class A
10/31/06	$17.81	$(0.13)	$0.20		$0.07	$—	$—	$—	$—	$17.88	0.39%	$698,801	1.52	%(4)	(0.74	)%(4)	172%
10/31/07	17.88	(0.13)	4.22		4.09	—	—	—	—	21.97	22.87	395,800	1.54	(3)(4)	(0.68	)(3)(4)	146
10/31/08	21.97	(0.10)	(8.63)		(8.73)	—	—	—	—	13.24	(39.74)	216,740	1.55	(3)	(0.54	)(3)	162
10/31/09	13.24	(0.03)	1.90		1.87	—	—	—	—	15.11	14.12	202,257	1.50	(4)	(0.22	)(4)	56
10/31/10	15.11	(0.07)	1.87	(5)	1.80	—	—	—	—	16.91	11.91 (6)	283,123	1.45	(4)	(0.39	)(4)	101
	Class B
10/31/06	$16.95	$(0.24)	$0.20		$(0.04)	$—	$—	$—	$—	$16.91	(0.24)%	$218,894	2.20	%(4)	(1.42	)%(4)	172%
10/31/07	16.91	(0.26)	3.98		3.72	—	—	—	—	20.63	22.00	125,350	2.23	(3)(4)	(1.39	)(3)(4)	146
10/31/08	20.63	(0.21)	(8.07)		(8.28)	—	—	—	—	12.35	(40.14)	56,863	2.19	(3)	(1.17	)(3)	162
10/31/09	12.35	(0.11)	1.76		1.65	—	—	—	—	14.00	13.36	37,695	2.21	(4)	(0.90	)(4)	56
10/31/10	14.00	(0.20)	1.76	(5)	1.56	—	—	—	—	15.56	11.14 (6)	28,175	2.16	(4)	(1.07	)(4)	101
	Class C
10/31/06	$16.96	$(0.24)	$0.20		$(0.04)	$—	$—	$—	$—	$16.92	(0.24)%	$289,503	2.18	%(4)	(1.40	)%(4)	172%
10/31/07	16.92	(0.25)	3.98		3.73	—	—	—	—	20.65	22.05	232,637	2.20	(3)(4)	(1.36	)(3)(4)	146
10/31/08	20.65	(0.21)	(8.08)		(8.29)	—	—	—	—	12.36	(40.15)	106,568	2.19	(3)	(1.17	)(3)	162
10/31/09	12.36	(0.11)	1.77		1.66	—	—	—	—	14.02	13.43	90,940	2.16	(4)	(0.87	)(4)	56
10/31/10	14.02	(0.17)	1.74	(5)	1.57	—	—	—	—	15.59	11.20 (6)	87,620	2.11	(4)	(1.03	)(4)	101
	Class Z
10/31/06	$18.33	$(0.02)	$0.21		$0.19	$—	$—	$—	$—	$18.52	1.04%	$80,266	0.94	%(4)	(0.16	)%(4)	172%
10/31/07	18.52	(0.02)	4.39		4.37	—	—	—	—	22.89	23.60	91,157	0.94	(3)(4)	(0.11	)(3)(4)	146
10/31/08	22.89	0.01	(9.04)		(9.03)	—	—	—	—	13.86	(39.45)	64,392	0.95	(3)	0.03	(3)	162
10/31/09	13.86	0.06	2.00		2.06	—	—	—	—	15.92	14.86	67,187	0.87	(4)	0.41	(4)	56
10/31/10	15.92	0.04	1.97	(5)	2.01	—	—	—	—	17.93	12.63 (6)	74,278	0.84	(4)	0.24	(4)	101

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.
(3)	Net of the following expense reimbursements/fee waivers (based on average net assets):

	10/31/07	10/31/08
Focused Large-Cap Growth A	0.00%	0.01%
Focused Large-Cap Growth B	0.00	0.01
Focused Large-Cap Growth C	0.00	0.01
Focused Large-Cap Growth Z	0.00	0.01

(4)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/06	10/31/07	10/31/09	10/31/010
Focused Large-Cap Growth A	0.04%	0.02%	0.00%	0.00%
Focused Large-Cap Growth B	0.04	0.02	0.00	0.00
Focused Large-Cap Growth C	0.04	0.02	0.00	0.00
Focused Large-Cap Growth Z	0.04	0.02	0.00	0.00

(5)	Includes the effect of a merger.
(6)	The Portfolio’s performance figure was increased by less than 0.01% from gains realized on the disposal of investments in violation of investment restrictions.

FOCUSED GROWTH PORTFOLIO

Period Ended	Net Asset Value beginning of period	Net invest ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net realized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net invest- ment income (loss) to average net assets		Portfolio Turnover
	Class A
10/31/06	$22.02	$(0.21)	$2.36	$2.15	$—	$—	$—	$—	$24.17	9.76%	$279,580	1.72	%(3)(4)	(0.92	)%(3)(4)	115%
10/31/07	24.17	(0.30)	7.11	6.81	—	—	—	—	30.98	28.18	466,805	1.69	(3)(4)	(1.14	)(3)(4)	219
10/31/08	30.98	(0.28)	(13.84)	(14.12)	—	—	(1.01)	(1.01)	15.85	(47.04)	140,827	1.71	(4)	(1.13	)(4)	177
10/31/09	15.85	(0.16)	4.27	4.11	—	—	—	—	19.96	25.93	136,660	1.72	(3)	(0.94	)(3)	42
10/31/10	19.96	(0.20)	3.41	3.21	—	—	—	—	23.17	16.08	135,392	1.72	(3)(4)	(0.94	)(3)(4)	33
	Class B
10/31/06	$20.58	$(0.34)	$2.20	$1.86	$—	$—	$—	$—	$22.44	9.04%	$68,419	2.37	%(3)(4)	(1.56	)%(3)(4)	115%
10/31/07	22.44	(0.44)	6.57	6.13	—	—	—	—	28.57	27.32	58,602	2.37	(3)(4)	(1.80	)(3)(4)	219
10/31/08	28.57	(0.41)	(12.67)	(13.08)	—	—	(1.01)	(1.01)	14.48	(47.38)	24,586	2.37	(3)(4)	(1.79	)(3)(4)	177
10/31/09	14.48	(0.24)	3.88	3.64	—	—	—	—	18.12	25.14	21,253	2.37	(3)	(1.59	)(3)	42
10/31/10	18.12	(0.32)	3.10	2.78	—	—	—	—	20.90	15.34	16,581	2.37	(3)(4)	(1.60	)(3)(4)	33
	Class C
10/31/06	$20.57	$(0.34)	$2.20	$1.86	$—	$—	$—	$—	$22.43	9.04%	$58,332	2.37	%(3)(4)	(1.56	)%(3)(4)	115%
10/31/07	22.43	(0.44)	6.58	6.14	—	—	—	—	28.57	27.37	69,006	2.37	(3)(4)	(1.81	)(3)(4)	219
10/31/08	28.57	(0.41)	(12.67)	(13.08)	—	—	(1.01)	(1.01)	14.48	(47.38)	30,960	2.37	(3)(4)	(1.80	)(3)(4)	177
10/31/09	14.48	(0.24)	3.87	3.63	—	—	—	—	18.11	25.07	30,168	2.37	(3)	(1.59	)(3)	42
10/31/10	18.11	(0.31)	3.09	2.78	—	—	—	—	20.89	15.35	28,094	2.37	(3)(4)	(1.59	)(3)(4)	33

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.
(3)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/06	10/31/07	10/31/08	10/31/09	10/31/10
Focused Growth A	(0.02)%	(0.01)%	—%	0.07%	0.03%
Focused Growth B	0.01	0.03	0.03	0.14	0.10
Focused Growth C	0.00	(0.01)	0.01	0.09	0.05

(4)	Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/06	10/31/07	10/31/08	10/31/10
Focused Growth A	0.01%	0.01%	0.02%	0.00%
Focused Growth B	0.01	0.01	0.02	0.00
Focused Growth C	0.01	0.01	0.02	0.00

Financial Highlights

FOCUSED SMALL-CAP GROWTH PORTFOLIO

Period Ended	Net Asset Value beginning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and unrealized)		Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net realized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(4)		Ratio of net invest- ment income (loss) to average net assets(4)		Portfolio Turnover
	Class A
10/31/06	$17.96	$(0.27)	$2.67		$2.40	$—	$—	$(1.63)	$(1.63)	$18.73	13.62%	$232,720	1.70	%(3)	(1.42	)%(3)	68%
10/31/07	18.73	(0.18)	3.90		3.72	—	—	(2.50)	(2.50)	19.95	21.95	245,208	1.67		(1.03)		95
10/31/08	19.95	(0.18)	(6.35)		(6.53)	—	—	(3.05)	(3.05)	10.37	(38.04)	97,082	1.72	(3)	(1.22	)(3)	56
10/31/09	10.37	(0.13)	1.31		1.18	—	—	—	—	11.55	11.38	89,542	1.72	(3)	(1.24	)(3)	7
10/31/10	11.55	(0.32)	1.71	(5)	1.39	—	—	—	—	12.94	12.03	143,182	1.58	(3)	(1.13	)(3)	261
	Class B
10/31/06	$16.97	$(0.37)	$2.52		$2.15	$—	$—	$(1.63)	$(1.63)	$17.49	12.88%	$36,587	2.37	%(3)	(2.10	)%(3)	68%
10/31/07	17.49	(0.28)	3.60		3.32	—	—	(2.50)	(2.50)	18.31	21.13	32,424	2.37	(3)	(1.70	)(3)	95
10/31/08	18.31	(0.24)	(5.73)		(5.97)	—	—	(3.05)	(3.05)	9.29	(38.45)	13,557	2.37	(3)	(1.85	)(3)	56
10/31/09	9.29	(0.17)	1.15		0.98	—	—	—	—	10.27	10.55	10,636	2.37	(3)	(1.89	)(3)	7
10/31/10	10.27	(0.37)	1.52	(5)	1.15	—	—	—	—	11.42	11.20	13,627	2.37	(3)	(1.89	)(3)	261
	Class C
10/31/06	$16.92	$(0.37)	$2.52		$2.15	$—	$—	$(1.63)	$(1.63)	$17.44	12.92%	$72,803	2.37	%(3)	(2.10	)%(3)	68%
10/31/07	17.44	(0.28)	3.58		3.30	—	—	(2.50)	(2.50)	18.24	21.07	64,808	2.35	(3)	(1.68	)(3)	95
10/31/08	18.24	(0.24)	(5.70)		(5.94)	—	—	(3.05)	(3.05)	9.25	(38.43)	28,766	2.37	(3)	(1.85	)(3)	56
10/31/09	9.25	(0.17)	1.15		0.98	—	—	—	—	10.23	10.59	21,727	2.37	(3)	(1.89	)(3)	7
10/31/10	10.23	(0.27)	1.42	(5)	1.15	—	—	—	—	11.38	11.24	22,208	2.37	(3)	(1.90	)(3)	261
	Class I
10/31/06	$18.17	$(0.25)	$2.72		$2.47	$—	$—	$(1.63)	$(1.63)	$19.01	13.86%	$6,974	1.62	%(3)	(1.37	)%(3)	68%
10/31/07	19.01	(0.20)	3.98		3.78	—	—	(2.50)	(2.50)	20.29	21.96	13,493	1.62	(3)	(1.10	)(3)	95
10/31/08	20.29	(0.16)	(6.48)		(6.64)	—	—	(3.05)	(3.05)	10.60	(37.93)	6,144	1.62	(3)	(1.09	)(3)	56
10/31/09	10.60	(0.11)	1.31		1.20	—	—	—	—	11.80	11.32	1,384	1.62	(3)	(1.03	)(3)	7
10/31/10	11.80	(0.15)	1.61	(5)	1.46	—	—	—	—	13.26	12.37	320	1.38	(3)	(1.04	)(3)	261

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.
(3)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/06	10/31/07	10/31/08	10/31/09	10/31/10
Focused Small-Cap Growth A	(0.02)%	—%	0.03%	0.04%	(0.05)%
Focused Small-Cap Growth B	0.02	0.03	0.12	0.18	(0.04)
Focused Small-Cap Growth C	(0.02)	(0.00)	0.05	0.09	(0.12)
Focused Small-Cap Growth I	0.06	0.01	0.11	0.44	1.76

(4)	Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/06	10/31/07	10/31/08	10/31/09	10/31/10
Focused Small-Cap Growth A	0.00%	0.01%	0.02%	0.01%	0.02%
Focused Small-Cap Growth B	0.00	0.01	0.02	0.01	0.02
Focused Small-Cap Growth C	0.00	0.01	0.02	0.01	0.02
Focused Small-Cap Growth I	0.00	0.01	0.02	0.01	0.02

(5)	Includes the effect of a merger.

FOCUSED SMALL-CAP VALUE PORTFOLIO

Period Ended	Net Asset Value beginning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and unrealized)		Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net realized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(4)		Ratio of net invest- ment income (loss) to average net assets(4)		Portfolio Turnover
	Class A
10/31/06	$20.87	$0.02	$2.65		$2.67	$—	$—	$(3.71)	$(3.71)	$19.83	14.48%	$232,913	1.68%		0.06%		197%
10/31/07	19.83	(0.05)	1.45		1.40	—	—	(1.42)	(1.42)	19.81	7.38	175,137	1.69		(0.28)		170
10/31/08	19.81	0.06	(7.08)		(7.02)	—	—	(1.80)	(1.80)	10.99	(38.76)	131,033	1.71	(5)	0.39	(5)	240
10/31/09	10.99	0.06	1.14	(6)	1.20	(0.03)	—	—	(0.03)	12.16	11.00	130,879	1.48		0.57		293
10/31/10	12.16	(0.04)	3.02		2.98	(0.24)	—	—	(0.24)	14.90	24.89	91,574	1.47		(0.30)		237
	Class B
10/31/06	$19.62	$(0.11)	$2.46		$2.35	$—	$—	$(3.71)	$(3.71)	$18.26	13.65%	$49,714	2.37	%(3)	(0.66	)%(3)	197%
10/31/07	18.26	(0.17)	1.33		1.16	—	—	(1.42)	(1.42)	18.00	6.65	35,120	2.37	(3)	(0.97	)(3)	170
10/31/08	18.00	(0.04)	(6.34)		(6.38)	—	—	(1.80)	(1.80)	9.82	(39.14)	14,771	2.37	(3)(5)	(0.27	)(3)(5)	240
10/31/09	9.82	(0.03)	1.01	(6)	0.98	—	—	—	—	10.80	9.98	11,477	2.37	(3)	(0.32	)(3)	293
10/31/10	10.80	(0.15)	2.69		2.54	(0.18)	—	—	(0.18)	13.16	23.80	8,789	2.37	(3)	(1.21	)(3)	237
	Class C
10/31/06	$19.66	$(0.11)	$2.47		$2.36	$—	$—	$(3.71)	$(3.71)	$18.31	13.68%	$97,913	2.36	%(3)	(0.66	)%(3)	197%
10/31/07	18.31	(0.17)	1.34		1.17	—	—	(1.42)	(1.42)	18.06	6.68	72,679	2.36		(0.95)		170
10/31/08	18.06	(0.04)	(6.36)		(6.40)	—	—	(1.80)	(1.80)	9.86	(39.12)	31,526	2.37	(3)(5)	(0.27	)(3)(5)	240
10/31/09	9.86	(0.01)	1.01	(6)	1.00	—	—	—	—	10.86	10.14	30,083	2.19		(0.16)		293
10/31/10	10.86	(0.12)	2.69		2.57	(0.17)	—	—	(0.17)	13.26	24.02	25,066	2.18		(1.02)		237

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.
(3)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/06	10/31/07	10/31/08	10/31/09	10/31/10
Focused Small-Cap Value A	—%	—%	—%	—%	—%
Focused Small-Cap Value B	0.00	0.03	0.05	(0.11)	(0.09)
Focused Small-Cap Value C	(0.02)	—	0.00	—	—

(4)	Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/06	10/31/07	10/31/08	10/31/09	10/31/10
Focused Small-Cap Value A	0.04%	0.01%	0.02%	0.04%	0.02%
Focused Small-Cap Value B	0.03	0.01	0.02	0.04	0.02
Focused Small-Cap Value C	0.03	0.01	0.02	0.04	0.02

(5)	The ratio reflects an expense cap which is net of custody credits of 0.01%.
(6)	Includes the effect of a merger.

Financial Highlights

FOCUSED DIVIDEND STRATEGY PORTFOLIO

Period Ended	Net Asset Value beginning of period	Net Invest- ment Income (loss)(1)	Net gain (loss) on invest- ments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net realized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Ratio of expenses to average net assets(3)		Ratio of net invest- ment income (loss) to average net assets(3)		Portfolio Turnover
	Class A
10/31/06	$12.35	$0.15	$1.97	$2.12	$(0.17)	$—	$—	$(0.17)	$14.30	17.22%	$61,360	0.95	%(4)(5)	1.11	%(4)(5)	614%
10/31/07	14.30	0.38	2.23	2.61	(0.36)	—	(1.42)	(1.78)	15.13	19.96	61,673	0.95	(5)	2.62	(5)	59
10/31/08	15.13	0.41	(4.80)	(4.39)	(0.48)	—	(2.62)	(3.10)	7.64	(35.09)	57,806	0.95	(5)	4.13	(5)	57
10/31/09	7.64	0.31	1.50	1.81	(0.30)	—	—	(0.30)	9.15	24.63	69,740	0.95		4.13		84
10/31/10	9.15	0.31	1.76	2.07	(0.31)	—	—	(0.31)	10.91	22.87	264,368	0.95		3.22		28
	Class B
10/31/06	$12.31	$0.06	$1.96	$2.02	$(0.07)	$—	$—	$(0.07)	$14.26	16.42%	$42,569	1.60	%(4)(5)	0.44	%(4)(5)	614%
10/31/07	14.26	0.28	2.24	2.52	(0.27)	—	(1.42)	(1.69)	15.09	19.27	40,199	1.60	(5)	1.97	(5)	59
10/31/08	15.09	0.37	(4.82)	(4.45)	(0.41)	—	(2.62)	(3.03)	7.61	(35.55)	16,964	1.60	(5)	3.48	(5)	57
10/31/09	7.61	0.26	1.49	1.75	(0.25)	—	—	(0.25)	9.11	23.80	15,657	1.60		3.53		84
10/31/10	9.11	0.26	1.73	1.99	(0.23)	—	—	(0.23)	10.87	22.11	26,434	1.60		2.64		28
	Class C
10/31/06	$12.31	$0.06	$1.96	$2.02	$(0.07)	$—	$—	$(0.07)	$14.26	16.42%	$87,655	1.60	%(4)(5)	0.44	%(4)(5)	614%
10/31/07	14.26	0.28	2.23	2.51	(0.27)	—	(1.42)	(1.69)	15.08	19.19	89,287	1.60	(5)	1.97	(5)	59
10/31/08	15.08	0.37	(4.81)	(4.44)	(0.41)	—	(2.62)	(3.03)	7.61	(35.50)	41,457	1.60	(5)	3.49	(5)	57
10/31/09	7.61	0.26	1.50	1.76	(0.25)	—	—	(0.25)	9.12	23.93	44,183	1.60		3.50		84
10/31/10	9.12	0.25	1.74	1.99	(0.23)	—	—	(0.23)	10.88	22.09	113,340	1.60		2.60		28

(1)	Calculated based upon average shares outstanding
(2)	Total return is not annualized and does not reflect sales load. It does include expense reimbursement (recoupments) and expense reductions.
(3)	Net of the following expense reimbursements (based on average net assets):

	10/31/06	10/31/07	10/31/08	10/31/09	10/31/10
Focused Dividend Strategy A	0.12%	0.10%	0.14%	0.16%	0.10%
Focused Dividend Strategy B	0.13	0.10	0.15	0.24	0.16
Focused Dividend Strategy C	0.11	0.08	0.12	0.17	0.10

(4)	The ratio reflects an expense cap which is net of custody credits of (0.01)%
(5)	Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/06	10/31/07	10/31/08
Focused Dividend Strategy A	0.01%	0.00%	0.01%
Focused Dividend Strategy B	0.01	0.00	0.01
Focused Dividend Strategy C	0.01	0.00	0.01

FOCUSED GROWTH AND INCOME PORTFOLIO

Period Ended	Net Asset Value beginning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and unrealized)		Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net realized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net invest- ment income (loss) to average net assets		Portfolio Turnover
	Class A
10/31/06	$16.59	$0.04	$2.89		$2.93	$(0.11)	$—	$—	$(0.11)	$19.41	17.69%	$185,913	1.72	%(3)(4)	0.24	%(3)(4)	141%
10/31/07	19.41	(0.01)	3.05		3.04	—	—	(0.73)	(0.73)	21.72	16.01	417,035	1.64	(4)	(0.08	)(4)	257
10/31/08	21.72	0.00	(8.05)		(8.05)	—	—	(2.74)	(2.74)	10.93	(42.15)	146,986	1.68	(4)	(0.05	)(4)	283
10/31/09	10.93	0.02	0.94		0.96	—	—	—	—	11.89	8.78	73,033	1.72	(3)	0.23	(3)	129
10/31/10	11.89	0.11	1.14	(6)	1.25	—	—	—	—	13.14	10.51	156,876	1.58	(3)(4)	0.34	(3)(4)	240
	Class B
10/31/06	$15.72	$(0.06)	$2.72		$2.66	$—	$—	$—	$—	$18.38	16.92%	$63,470	2.37	%(3)(4)	(0.38	)%(3)(4)	141%
10/31/07	18.38	(0.14)	2.87		2.73	—	—	(0.73)	(0.73)	20.38	15.19	62,410	2.37	(3)(4)	(0.73	)(3)(4)	257
10/31/08	20.38	(0.10)	(7.45)		(7.55)	—	—	(2.74)	(2.74)	10.09	(42.52)	25,177	2.37	(3)(4)	(0.74	)(3)(4)	283
10/31/09	10.09	(0.04)	0.86		0.82	—	—	—	—	10.91	8.13	16,808	2.37	(3)	(0.43	)(3)	129
10/31/10	10.91	(0.09)	1.14	(6)	1.05	—	—	—	—	11.96	9.62	19,049	2.37	(3)(4)	(0.44	)(3)(4)	240
	Class C
10/31/06	$15.71	$(0.06)	$2.71		$2.65	$—	$—	$—	$—	$18.36	16.87%	$103,407	2.37	%(3)(4)	(0.39	)%(3)(4)	141%
10/31/07	18.36	(0.13)	2.87		2.74	—	—	(0.73)	(0.73)	20.37	15.27	132,755	2.31	(3)(4)	(0.68	)(3)(4)	257
10/31/08	20.37	(0.10)	(7.44)		(7.54)	—	—	(2.74)	(2.74)	10.09	(42.49)	51,372	2.35	(4)	(0.72	)(4)	283
10/31/09	10.09	(0.04)	0.85		0.81	—	—	—	—	10.90	8.03	36,207	2.37	(3)	(0.43	)(3)	129
10/31/10	10.90	(0.06)	1.13	(6)	1.07	—	—	—	—	11.97	9.82	43,362	2.29	(3)(4)	(0.37	)(3)(4)	240
	Class I
01/25/10- 10/31/10(5)	$12.53	$0.06	$0.62	(6)	$0.68	$—	$—	$—	$—	$13.21	5.43%	$516	1.32	%(3)(4)(7)	0.60	%(3)(4)(7)	240%

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.
(3)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/06	10/31/07	10/31/08	10/31/09	10/31/10
Focused Growth and Income A	(0.03)%	—%	—%	0.08%	(0.04)%
Focused Growth and Income B	0.01	(0.03)	0.01	0.14	(0.09)
Focused Growth and Income C	(0.02)	(0.00)	—	0.09	(0.08)
Focused Growth and Income I	—	—	—	—	3.97

(4)	Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/06	10/31/07	10/31/08	10/31/10
Focused Growth and Income A	0.01%	0.02%	0.05%	0.01%
Focused Growth and Income B	0.01	0.02	0.05	0.01
Focused Growth and Income C	0.01	0.02	0.05	0.01
Focused Growth and Income I	—	—	—	0.02

(5)	Inception date of class.
(6)	Includes the effect of a merger.
(7)	Annualized

Financial Highlights

FOCUSED TECHNOLOGY PORTFOLIO

Period Ended	Net Asset Value beginning of period	Net Invest- ment Income (loss)(1)	Net gain (loss) on invest- ments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net realized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)(4)	Ratio of net invest- ment income (loss) to average net assets(3)(4)	Portfolio Turnover
	Class A
10/31/06	$6.21	$(0.10)	$0.14	$0.04	$—	$—	$—	$—	$6.25	0.64%	$38,400	1.97%	(1.69)%	96%
10/31/07	6.25	(0.11)	1.65	1.54	—	—	—	—	7.79	24.64	44,561	1.97	(1.68)	117
10/31/08	7.79	(0.09)	(3.29)	(3.38)	—	—	—	—	4.41	(43.39)	21,159	1.91	(1.42)	155
10/31/09	4.41	(0.06)	1.17	1.11	—	—	—	—	5.52	25.17	56,315	1.88	(1.32)	122
10/31/10	5.52	(0.08)	0.96	0.88	—	—	—	—	6.40	15.94	45,464	1.86	(1.27)	64
	Class B
10/31/06	$6.01	$(0.14)	$0.14	$(0.00)	$—	$—	$—	$—	$6.01	0.00%	$21,267	2.62%	(2.34)%	96%
10/31/07	6.01	(0.16)	1.60	1.44	—	—	—	—	7.45	23.96	14,611	2.62	(2.33)	117
10/31/08	7.45	(0.13)	(3.13)	(3.26)	—	—	—	—	4.19	(43.76)	5,947	2.56	(2.07)	155
10/31/09	4.19	(0.08)	1.10	1.02	—	—	—	—	5.21	24.34	5,267	2.53	(1.91)	122
10/31/10	5.21	(0.11)	0.90	0.79	—	—	—	—	6.00	15.16	3,652	2.53	(1.93)	64
	Class C
10/31/06	$6.02	$(0.14)	$0.13	$(0.01)	$—	$—	$—	$—	$6.01	(0.17)%	$24,068	2.62%	(2.34)%	96%
10/31/07	6.01	(0.15)	1.59	1.44	—	—	—	—	7.45	23.96	23,461	2.62	(2.33)	117
10/31/08	7.45	(0.13)	(3.13)	(3.26)	—	—	—	—	4.19	(43.76)	10,236	2.56	(2.06)	155
10/31/09	4.19	(0.08)	1.10	1.02	—	—	—	—	5.21	24.34	10,907	2.53	(1.91)	122
10/31/10	5.21	(0.11)	0.90	0.79	—	—	—	—	6.00	15.16	9,918	2.53	(1.94)	64

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.
(3)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/06	10/31/07	10/31/08	10/31/09	10/31/10
Focused Technology A	0.15%	0.17%	0.12%	0.04%	(0.04)%
Focused Technology B	0.22	0.23	0.23	0.30	0.24
Focused Technology C	0.17	0.17	0.13	0.21	0.06

(4)	Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/06	10/31/07	10/31/08	10/31/09	10/31/10
Focused Technology A	0.02%	0.00%	0.02%	0.02%	0.01%
Focused Technology B	0.03	0.01	0.02	0.02	0.01
Focused Technology C	0.03	0.01	0.02	0.02	0.01

FOCUSED STARALPHA PORTFOLIO

Period Ended	Net Asset Value beginning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net realized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)		Net Assets end of period (000's)	Ratio of expenses to average net assets(4)(5)		Ratio of net invest- ment income (loss) to average net assets(4)(5)		Portfolio Turnover
	Class A
05/03/07-10/31/07(3)	$12.50	$(0.03)	$1.25	$1.22	$—	$—	$—	$—	$13.72	9.76%		$139,421	1.72	%(6)(7)	(0.28	)%(6)(7)	87%
10/31/08	13.72	(0.07)	(5.66)	(5.73)	—	(0.01)	—	(0.01)	7.98	(41.81	)(8)	73,921	1.72		(0.60)		155
10/31/09	7.98	(0.05)	0.80	0.75	—	—	—	—	8.73	9.40	(9)	67,722	1.72		(0.65)		229
10/31/10	8.73	(0.09)	0.69	0.60	(0.01)	—	—	(0.01)	9.32	6.83		37,045	1.72		(0.93)		254
	Class C
05/03/07-10/31/07(3)	$12.50	$(0.11)	$1.30	$1.19	$—	$—	$—	$—	$13.69	9.52%		$10,922	2.37	%(6)(7)	(1.03	)%(6)(7)	87%
10/31/08	13.69	(0.13)	(5.64)	(5.77)	—	—	—	—	7.92	(42.15	)(8)	13,156	2.37		(1.24)		155
10/31/09	7.92	(0.10)	0.79	0.69	—	—	—	—	8.61	8.71	(9)	8,748	2.37		(1.29)		229
10/31/10	8.61	(0.14)	0.66	0.52	—	—	—	—	9.13	6.04		4,655	2.37		(1.58)		254

(1)	Calculated based upon average shares outstanding
(2)	Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.
(3)	Commencement of operations
(4)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/07	10/31/08	10/31/09	10/31/10
Focused StarALPHA Class A	0.1;7%	0.02%	0.09%	0.12%
Focused StarALPHA Class C	0.92	0.02	0.22	0.28

(5)	Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/07	10/31/08	10/31/09	10/31/10
Focused StarALPHA Class A	0.01%	0.01%	0.01%	0.01%
Focused StarALPHA Class C	0.01	0.01	0.01	0.01

(6)	Annualized
(7)	Net of custody credits of 0.01%.
(8)	Total return for Class A and Class C were increased by 0.29% and 0.22%, respectively, from gains on the disposal of investments in violation of investment restrictions.
(9)	The Portfolio’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

Financial Highlights

STRATEGIC VALUE PORTFOLIO

Period Ended	Net Asset Value beginning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net realized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(4)(5)		Ratio of net investment income (loss) to average net assets(4)(5)		Portfolio Turnover
	Class A
10/31/06	$20.96	$0.11	$4.40	$4.51	$—	$—	$(1.67)	$(1.67)	$23.80	22.82%	$264,368	1.70	%(3)(4)	0.52	%(3)(4)	39%
10/31/07	23.80	0.14	4.77	4.91	(0.13)	—	(1.82)	(1.95)	26.76	21.99	450,472	1.66	(4)	0.57	(4)	86
10/31/08	26.76	0.12	(10.74)	(10.62)	(0.12)	—	(4.54)	(4.66)	11.48	(47.25)	132,397	1.69	(3)(4)	0.62	(3)(4)	128
10/31/09	11.48	(0.01)	2.09	2.08	(0.06)	(0.02)	—	(0.08)	13.48	18.46	130,860	1.70	(3)(4)	(0.10	)(3)(4)	61
10/31/10	13.48	(0.06)	2.01	1.95	—	—	—	—	15.43	14.47	125,744	1.72	(3)	(0.38	)(3)	22
	Class B
10/31/06	$20.29	$(0.03)	$4.24	$4.21	$—	$—	$(1.67)	$(1.67)	$22.83	22.04%	$168,083	2.37	%(3)(4)	(0.14	)%(3)(4)	39%
10/31/07	22.83	(0.01)	4.56	4.55	(0.01)	—	(1.82)	(1.83)	25.55	21.18	157,514	2.33	(4)	(0.07	)(4)	86
10/31/08	25.55	(0.01)	(10.16)	(10.17)	—	—	(4.54)	(4.54)	10.84	(47.59)	56,367	2.36	(3)(4)	(0.05	)(3)(4)	128
10/31/09	10.84	(0.08)	1.99	1.91	—	—	—	—	12.75	17.62	33,792	2.35	(3)(4)	(0.74	)(3)(4)	61
10/31/10	12.75	(0.15)	1.90	1.75	—	—	—	—	14.50	13.73	17,706	2.37	(3)	(1.06	)(3)	22
	Class C
10/31/06	$20.28	$(0.03)	$4.23	$4.20	$—	$—	$(1.67)	$(1.67)	$22.81	22.00%	$194,997	2.36	(3)(4)	(0.13	)%(3)(4)	39%
10/31/07	22.81	(0.01)	4.56	4.55	(0.01)	—	(1.82)	(1.83)	25.53	21.20	223,206	2.32	(4)	(0.06	)(4)	86
10/31/08	25.53	(0.00)	(10.16)	(10.16)	—	—	(4.54)	(4.54)	10.83	(47.58)	84,936	2.35	(3)(4)	(0.03	)(3)(4)	128
10/31/09	10.83	(0.08)	1.99	1.91	—	—	—	—	12.74	17.64	72,915	2.35	(3)(4)	(0.75	)(3)(4)	61
10/31/10	12.74	(0.14)	1.90	1.76	—	—	—	—	14.50	13.81	62,410	2.37	(3)	(1.05	)(3)	22

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.
(3)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/06	10/31/08	10/31/09	10/31/10
Focused Value A	(0.02)%	(0.00)%	0.09%	0.01%
Focused Value B	(0.03)	(0.00)	0.14	0.07
Focused Value C	(0.02)	(0.00)	0.10	0.02

(4)	Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/06	10/31/07	10/31/08	10/31/09
Focused Value A	0.00%	0.01%	0.02%	0.00%
Focused Value B	0.00	0.01	0.02	0.00
Focused Value C	0.00	0.01	0.02	0.00

For More Information

The following documents contain more information about the Portfolios and are available free of charge upon request:

Annual and Semi-annual Reports. Additional information about the Portfolios’ investments is available in the annual and semi-annual reports to shareholders. In the Portfolios’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during their last fiscal year.

Statement of Additional Information (SAI). The SAI contains additional information about the Portfolios’ policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference, which means it is legally part of this Prospectus.

You may obtain copies of these documents or ask questions about the Portfolios by contacting SunAmerica Fund Services, Inc. at 800-858-8850, by visiting our website at www.sunamericafunds.com, or by calling your broker or financial adviser.

View your account online!

Visit our website at www.sunamericafunds.com and click on “Shareholder Services and Account Information” in order to:

•	View your account and portfolio balance(s)

•	View the transaction history of your account(s)

•	See the net asset value of the Portfolio(s) you own

•	Perform financial transactions (some limitations apply)

•	Update account information (some limitations apply)

•	Access year-to-date tax summary information

For Broker/Dealers: You can view your clients’ account information online by visiting our website at www.sunamericafunds.com and clicking on the “Financial Professionals” link. Please call 800-858-8850, x6003 to obtain a password.

View your shareholder reports online!

•	View the dealer information on your account(s)

Enroll for electronic delivery of prospectuses and annual reports by visiting our website at www.sunamericafunds.com and clicking on “Shareholder Services and Account Information,” and then the “Go Paperless” option to complete the consent form. Why Go Paperless?

•	Immediate receipt of important Portfolio information

•	Elimination of bulky documents from personal files

Once enrolled, paper copies of these documents will be replaced with an e-mail notification that they are available on the Internet. You can even notify us online if your e-mail address changes. You may cancel your enrollment at any time. Please note that the e-mail address you provide will be kept confidential and will only be used for purposes related to the Funds. All personal information is encrypted and is completely secure.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 202-551-8090 for information on the operation of the Public Reference Room. Information about the Portfolios is also available on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-1520.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: SunAmerica Capital Services, Inc.

INVESTMENT COMPANY ACT

File No. 811-07797

Go Paperless!!

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receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

It’s Quick — Fund documents will be received faster than via traditional mail.

It’s Convenient — Elimination of bulky documents from personal files.

It’s Cost Effective — Reduction of your Fund’s printing and mailing costs.

To sign up for electronic delivery, follow

these simple steps:

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The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.sunamericafunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

March 1, 2011        PROSPECTUS

SUNAMERICA SERIES, INC.

SUNAMERICA FOCUSED ASSET ALLOCATION STRATEGIES

Focused Balanced Strategy Portfolio

Focused Equity Strategy Portfolio

Focused Fixed Income and Equity Strategy Portfolio

Focused Fixed Income Strategy Portfolio

Focused Multi-Asset Strategy Portfolio

Class	Focused Balanced Strategy Portfolio: Ticker Symbols	Focused Equity Strategy Portfolio: Ticker Symbols	Focused Fixed Income and Equity Strategy Portfolio: Ticker Symbols	Focused Fixed Income Strategy Portfolio: Ticker Symbols	Focused Multi-Asset Strategy Portfolio: Ticker Symbols
A Shares	FBAAX	FESAX	FFEAX	N/A	FASAX
B Shares	FBABX	FESBX	N/A	N/A	FMABX
C Shares	FBACX	FESTX	FFICX	N/A	FMATX
I Shares	N/A	N/A	—	—	—

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Portfolio Highlights: Focused Balanced Strategy Portfolio

Investment Goals

The investment goals of the Focused Balanced Strategy Portfolio (the “Portfolio”) are growth of capital and conservation of principal.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and your family invest, or agree to invest in the future, at least $50,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information-Sales Charge Reductions and Waivers” section on page 39 of the Portfolio’s Prospectus and in the “Additional Information Regarding Purchase of Shares” section on page 37 of the Portfolio’s statement of additional information. Class I shares are offered exclusively to participants in certain retirement plans and other programs.

	Class A	Class B	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	4.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
Maximum Account Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	None	0.65%	0.65%	None
Acquired Fund Fees and Expenses	1.40%	1.40%	1.40%	1.40%
Other Expenses	0.12%	0.13%	0.11%	1.54%

Total Annual Fund Operating Expenses(2)	1.62%	2.28%	2.26%	3.04%

(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 38-40 of the Prospectus for more information about the CDSCs.
(2)	The Total Annual Fund Operating Expenses for the Class A, Class B, Class C and Class I shares do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table which reflects the operating expenses of each Class and does not include Acquired Fund Fees and Expenses.

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Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Focused Balanced Strategy Portfolio
Class A Shares	$730	$1,057	$1,406	$2,386
Class B Shares	631	1,012	1,420	2,450
Class C Shares	329	706	1,210	2,595
Class I Shares	307	939	1,596	3,355

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Focused Balanced Strategy Portfolio
Class A Shares	$730	$1,057	$1,406	$2,386
Class B Shares	231	712	1,220	2,450
Class C Shares	229	706	1,210	2,595
Class I Shares	307	939	1,596	3,355

Portfolio Turnover:

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies and Techniques of the Portfolio

The Portfolio’s principal investment strategy is a fund of funds strategy focusing in equities and fixed income securities. A fund of funds strategy is an investment strategy in which the assets of a fund are invested in shares of other mutual funds. A fund of funds strategy generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make the selection.

The principal investment technique of the Portfolio is allocation of assets among (i) a combination of funds within SunAmerica Series, Inc., SunAmerica Income Funds, SunAmerica Equity Funds and in the SunAmerica Senior Floating Rate Fund, Inc., investing in equity and fixed income securities, and (ii) the SunAmerica Alternative Strategies Fund.

The Portfolio invests in a combination of SunAmerica funds (collectively, the “Underlying Funds”). In addition to the Underlying Funds listed in the paragraph above, the Portfolio may also invest in any other affiliated SunAmerica fund, including the SunAmerica Money Market Funds, Inc. The following chart reflects the projected asset allocation ranges under normal market conditions for the Portfolio (as invested through the Underlying Funds).

Focused Balanced Strategy Portfolio
Domestic Equity Securities	35%-75%
Foreign Equity Securities	0%-20%
Fixed Income Securities	25%-50%
Alternative Strategies	0%-30%

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Portfolio Highlights: Focused Balanced Strategy Portfolio

The SunAmerica Alternative Strategies Fund is currently the only Underlying Fund in which the Portfolio may invest to gain exposure to the “alternative” asset class. The SunAmerica Alternative Strategies Fund, as an “alternative” asset class, is designed to be a complement to an existing portfolio of equity and fixed income investments. The SunAmerica Alternative Strategies Fund seeks to enhance a traditional portfolio by achieving broad commodity index and hedge fund index exposure, and by employing a managed futures strategy. The returns generated by this exposure are generally expected to provide a low correlation to the returns of equity and fixed income investments and as such, an investment in the SunAmerica Alternative Strategies Fund may provide investors with a way to achieve diversification in their overall portfolio.

The Adviser rebalances the Portfolio on an ongoing basis using cash flows. In addition, under normal market conditions, the Adviser will rebalance the Underlying Funds of the Portfolio quarterly through exchanges, if necessary. However, the Adviser reserves the right to rebalance the Portfolio through exchanges at any time the Adviser deems such rebalancing to be appropriate.

For more complete information about the investment strategies and techniques of the Underlying Funds in which the Portfolio currently intends to invest, see “Information About Underlying Funds” on pages 52 to 54. The Adviser may change the particular Underlying Funds from time to time without notice to investors.

The principal investment strategies and principal investment techniques of the Portfolio may be changed without shareholder approval.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goals will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk. The Portfolio is subject to the risk that the Adviser’s selection of the Underlying Funds, and the allocation and reallocation of Portfolio assets among the Underlying Funds, may not produce the desired result.

Risks of Stock Market Volatility and Securities Selection. The Portfolio is subject to the risks to which the Underlying Funds that invest in equity securities are exposed. Therefore, as with an investment in any equity fund, the value of your investment in the Portfolio may fluctuate in response to stock market movements. This type of fluctuation is expected to increase as the Portfolio’s allocation to Underlying Funds that invest in equity securities increases. You should be aware that the performance of different types of equity stocks may decline under varying market conditions (e.g., “value” stocks may perform well under circumstances in which “growth” stocks in general have fallen). In addition, individual stocks selected for any of the funds within SunAmerica Series, Inc. (“Underlying Focused Funds”) may under perform the market generally.

Risks of Investing in Small and Mid Market Capitalization Companies. The Portfolio invests in Underlying Funds that invest in stocks of smaller companies. Stocks of small-cap companies and, to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

Risks of Bond Market Volatility and Interest Rate Fluctuations. The Portfolio is subject to the risks to which the Underlying Funds that invest in bonds and other fixed income securities are exposed, such as that an issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations (credit quality risk). In addition, as with the Underlying Funds that invest in bonds and other fixed income securities, the Portfolio share prices can be negatively affected when interest rates rise and are subject to the risk that bond markets could go up or down (sometimes dramatically). These risks are expected to increase as the Portfolio’s allocation to Underlying Funds that invest in bonds and other fixed income securities increases.

Prepayment Risks. The Portfolio invests in Underlying Funds that invest significantly in mortgage-backed securities; this entails the risk that the underlying principal may be “prepaid” at any time. As a result of prepayments, in periods of declining interest rates the Underlying Funds may be required to reinvest their assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Underlying Funds may exhibit price characteristics of longer-term debt securities, and therefore may be more sensitive to changes in interest rates.

4

U.S. Government Securities Risk. The Portfolio invests in Underlying Funds that invest significantly in U.S. government Securities. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank are neither insured nor guaranteed by the U.S. government. These securities may be supported only by the credit of the issuing agency, authority, instrumentality or enterprise or by the ability to borrow from the U.S. Treasury and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Disciplined Strategy. The Portfolio may invest in certain Underlying Funds that will not deviate from their strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If these Underlying Funds are committed to a strategy that is unsuccessful, these Underlying Funds will not meet their investment goals. Because these Underlying Funds generally will not use certain techniques available to other mutual funds to reduce stock market exposure (e.g., derivatives), these Underlying Funds may be more susceptible to general market declines than other mutual funds.

Active Trading. Certain Underlying Funds may engage in active trading of their portfolio securities. Because the Underlying Funds may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Underlying Fund and which will affect the Underlying Funds and the Portfolio’s performance. During periods of increased market volatility, active trading may be more pronounced.

Risks of Investing in the SunAmerica Alternative Strategies Fund. The Portfolio, to the extent it invests in the SunAmerica Alternative Strategies Fund, is subject to the following additional risks (these risks increase as a Portfolio’s allocation to the SunAmerica Alternative Strategies Fund increases):

Commodity Exposure Risks. Exposure to the commodities markets may subject the SunAmerica Alternative Strategies Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Hedge Fund Exposure Risks. Indirect exposure to hedge funds may subject the SunAmerica Alternative Strategies Fund to greater volatility than investments in traditional securities. The hedge funds comprising a hedge fund index, for example, invest in and may actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. The managers of the hedge funds also may use proprietary investment strategies that are not fully disclosed, which may involve risks that are not anticipated. In addition, the hedge fund managers often are entitled to receive performance-based allocations out of the net profits of the hedge funds, which may create an incentive for the managers to make investments that are riskier or more speculative than they might have made in the absence of such arrangements.

Futures Contracts Risks. The risks associated with the SunAmerica Alternative Strategies Fund’s use of futures contracts include: (i) although the SunAmerica Alternative Strategies Fund will generally only purchase exchange-traded futures, due to market conditions, there may not always be a liquid secondary market for a futures contract and, as a result, the SunAmerica Alternative Strategies Fund may be unable to close out its futures contracts at a time which is advantageous; (ii) the risk that losses caused by sudden, unanticipated market movements may be potentially unlimited; (iii) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (iv) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (v) if the SunAmerica Alternative Strategies Fund has insufficient cash to meet margin requirements, the SunAmerica Alternative Strategies Fund may need to sell other investments, including at disadvantageous times.

Risks of Commodity-Linked and Hedge Fund-Linked Notes. The commodity-linked and hedge fund-linked notes in which the SunAmerica Alternative Strategies Fund invests have substantial risks, including risk of loss of a significant portion of their principal value. In addition to commodity risk and hedge fund risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and fixed income securities.

Risks of Commodity-Linked and Hedge Fund-Linked Derivatives. The commodity and hedge fund-linked derivative instruments in which the SunAmerica Alternative Strategies Fund invests have substantial risks, including risk of loss of a significant portion of their principal value. Commodity and hedge fund-linked derivative instruments may be more volatile and less liquid than the underlying instruments and their value will be affected by the performance of the commodity markets or underlying hedge funds, as

5

Portfolio Highlights: Focused Balanced Strategy Portfolio

the case may be, as well as economic and other regulatory or political developments, overall market movements and other factors. Typically, the return of the commodity-linked and hedge fund-linked notes and swaps will be based on some multiple of the performance of an index. The multiple (or leverage) will magnify the positive and negative return the Alternative Strategies Fund earns from these notes and/or swaps as compared to the index.

Subsidiary Risk. The SunAmerica Alternative Strategies Fund intends to gain exposure to the commodities markets, in part, through investments in a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”). The investments held by the Subsidiary are similar to those that are permitted to be held by the SunAmerica Alternative Strategies Fund and, therefore, the Subsidiary is subject to risks similar to those of the SunAmerica Alternative Strategies Fund. Because the Subsidiary is organized under Cayman Islands law and is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Subsidiary is not subject to the investor protections of the 1940 Act. Changes in U.S. or Cayman Islands laws could result in the inability of the SunAmerica Alternative Strategies Fund and/or the Subsidiary to operate as intended. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, shareholders would likely suffer decreased investment returns.

Risks of Derivative Instruments. The SunAmerica Alternative Strategies Fund can use other derivative instruments, such as options, futures and swaps, to seek greater investment returns or to hedge against declines in the value of the Alternative Strategies Fund’s other portfolio investments. There are special risks in particular derivative instruments and hedging strategies the SunAmerica Alternative Strategies Fund might use. If the investment adviser uses a derivative instrument at the wrong time or judges market conditions incorrectly, use of a derivative instrument may result in a significant loss to the SunAmerica Alternative Strategies Fund and reduce its return. The SunAmerica Alternative Strategies Fund could also experience losses if the prices of its derivative instruments were not properly correlated with its other investments.

Risks of Leverage. Managed futures instruments and some other derivatives the SunAmerica Alternative Strategies Fund buys involve a degree of leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The SunAmerica Alternative Strategies Fund’s use of certain economically leveraged derivatives can result in a loss substantially greater than the amount invested in the derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the SunAmerica Alternative Strategies Fund uses futures and other derivatives for leverage, a shareholder’s investment will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the SunAmerica Alternative Strategies Fund’s investments.

Credit Risk. The commodity-linked notes, hedge fund-linked notes, swaps, “over-the-counter” (“OTC”) options, and fixed income securities the SunAmerica Alternative Strategies Fund buys are subject to credit risk. Credit risk is the risk that the issuer might not pay interest when due or repay principal at maturity of the obligation. If the issuer fails to pay interest, the SunAmerica Alternative Strategies Fund’s income might be reduced. If the issuer fails to pay principal, the SunAmerica Alternative Strategies Fund can lose money on the investment, and its share price may fall.

Counterparty Risk. The SunAmerica Alternative Strategies Fund will be exposed to the credit of the counterparties to derivative contracts and its ability to satisfy the terms of the agreements, which exposes the SunAmerica Alternative Strategies Fund to the risk that the counterparties may default on their obligations to perform under the agreements. In the event of a bankruptcy or insolvency of a counterparty, the SunAmerica Alternative Strategies Fund could experience delays in liquidating the positions and significant losses, including declines in the value of its investment during the period in which the SunAmerica Alternative Strategies Fund seeks to enforce its rights, inability to realize any gains on its investment during such period and fees and expenses incurred in enforcing its rights.

Interest Rate Risk. Fixed income securities and currency and fixed income futures are subject to changes in their value when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When prevailing interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations is generally greater for debt securities with longer maturities. The value of the SunAmerica Alternative Strategies Fund’s currency and fixed income futures will fluctuate in varying directions and amounts based on the specific types of futures held by the SunAmerica Alternative Strategies Fund. The SunAmerica Alternative Strategies Fund’s share price can go up or down when interest rates change because of the effect of the change in the value of the SunAmerica Alternative Strategies Fund’s portfolio of fixed income securities and currency and fixed income futures.

Illiquidity Risk. Certain investments may be difficult or impossible to sell at the time and the price that the SunAmerica Alternative Strategies Fund would like. In addition, while not necessarily illiquid securities, certain derivatives in which the Fund invests are

6

generally not listed on any exchange and the secondary market for those derivatives has less liquidity relative to markets for other securities. Obtaining valuations for those derivatives may be more difficult than obtaining valuations for actively traded securities. Thus, the value upon disposition on any given derivative may differ from its current valuation.

Foreign Exposure Risk. Investments by the SunAmerica Alternative Strategies Fund that provide exposure to foreign countries, whether directly or indirectly, through a futures contract (e.g., foreign currency futures, foreign equity index futures) or other instrument (e.g., commodity or hedge-fund linked notes issued by foreign banks or indexed to indices with foreign exposure), are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

Currency Risk. The SunAmerica Alternative Strategies Fund will be exposed to currency risk through the currency futures in which it invests. Currency risk is the risk that changes in currency exchange rates will negatively affect securities or instruments denominated in, and/or payments received in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the SunAmerica Alternative Strategies Fund’s investments in securities or instruments denominated in a foreign currency or may widen existing losses.

Risks of Exchange Traded Funds. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the SunAmerica Alternative Strategies Fund could lose money investing in an ETF.

Financial Services Risk. The commodity-linked notes and hedge fund-linked notes in which the SunAmerica Alternative Strategies Fund invests may be issued by companies in the financial services sector, including the banking, brokerage and insurance industries. In addition, companies in the financial services sector may serve as counterparties to other derivative transactions in which the SunAmerica Alternative Strategies Fund engages. As a result, events affecting issuers in the financial services sector may cause the SunAmerica Alternative Strategies Fund’s share value to fluctuate and may impact a company’s creditworthiness or ability to perform under its agreement with the SunAmerica Alternative Strategies Fund.

7

Portfolio Highlights: Focused Balanced Strategy Portfolio

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year, and compares the Portfolio’s average annual returns to those of the Russell 3000® Index, a broad measure of market performance. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. Updated information on the Portfolio’s performance can be obtained by visiting www.sunamericafunds.com or can be obtained by phone at 800-858-8850, ext. 6003.

FOCUSED BALANCED STRATEGY PORTFOLIO        (CLASS A)*

During the 8-year period shown in the Bar Chart, the highest return for a quarter was 13.20% (quarter ended June 30, 2003) and the lowest return for a quarter was –15.92% (quarter ended December 31, 2008).
*	The returns of Class A are shown in the bar chart since Class A shares have the earliest or the same inception date as the Portfolio’s other classes and Class A shares have the largest amount of net assets. Previously, the returns of Class C shares were shown.

	Average Annual Total Returns (as of the periods ended December 31, 2010)
	Past One Year	Past Five Years	Class A, B and C Since Inception (11/8/2002)	Class I Since Inception (2/23/2004)
Class B	4.75%	0.49%	4.65%	N/A
Class C	7.83%	0.83%	4.66%	N/A
Class I	9.57%	1.53%	N/A	2.75%
Return Before Taxes (Class A)	3.27%	0.27%	4.57%	N/A
Return After Taxes on Distributions (Class A)	2.66%	–1.05%	3.43%	N/A
Return After Taxes on Distributions and Sale of Portfolio Shares (Class A)[1]	2.18%	–0.15%	3.60%	N/A

Russell 3000® Index	16.93%	2.74%	7.23%	4.18%

[1]

When the return after taxes on distributions and sale of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

8

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. (“SunAmerica” or the “Adviser”).

Portfolio Manager

Name	Portfolio Manager of the Portfolio Since	Title
Timothy Pettee	2008	Senior Vice President, and Chief Investment Officer at SunAmerica

For important information about purchase and sale of Portfolio shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 37 of the Prospectus.

9

Portfolio Highlights: Focused Equity Strategy Portfolio

Investment Goals

The investment goal of the Focused Equity Strategy Portfolio (the “Portfolio”) is growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and your family invest, or agree to invest in the future, at least $50,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information-Sales Charge Reductions and Waivers” section on page 39 of the Portfolio’s Prospectus and in the “Additional Information Regarding Purchase of Shares” section on page 37 of the Portfolio’s statement of additional information. Class I shares are offered exclusively to participants in certain retirement plans and other programs.

	Class A	Class B	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	4.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
Maximum Account Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	None	0.65%	0.65%	None
Acquired Fund Fees and Expenses	1.56%	1.56%	1.56%	1.56%
Other Expenses	0.14%	0.16%	0.12%	1.93%

Total Annual Fund Operating Expenses(2)	1.80%	2.47%	2.43%	3.59%

(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 38-40 of the Prospectus for more information about the CDSCs.
(2)	The Total Annual Fund Operating Expenses for the Class A, Class B, Class C and Class I shares do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table which reflects the operating expenses of each Class and does not include Acquired Fund Fees and Expenses.

10

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Focused Equity Strategy Portfolio
Class A Shares	$747	$1,109	$1,494	$2,569
Class B Shares	650	1,070	1,516	2,641
Class C Shares	346	758	1,296	2,766
Class I Shares	362	1,100	1,859	3,854

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Focused Equity Strategy Portfolio
Class A Shares	$747	$1,109	$1,494	$2,569
Class B Shares	250	770	1,316	2,641
Class C Shares	246	758	1,296	2,766
Class I Shares	362	1,100	1,859	3,854

Portfolio Turnover:

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies and Techniques of the Portfolio

The Portfolio’s principal investment strategy is a fund of funds strategy focusing in equities. A fund of funds strategy is an investment strategy in which the assets of a fund are invested in shares of other mutual funds. A fund of funds strategy generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make the selection.

The principal investment technique of the Portfolio is allocation of assets among (i) a combination of funds within SunAmerica Series, Inc., SunAmerica Income Funds and SunAmerica Equity Funds, investing in equity and fixed income securities, and (ii) the SunAmerica Alternative Strategies Fund. Under normal market conditions, at least 80% of the Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in Underlying Funds that invest primarily in equity securities.

The Portfolio invests in a combination of SunAmerica funds (collectively, the “Underlying Funds”). In addition to the Underlying Funds listed in the paragraph above the Portfolio may also invest in any other affiliated SunAmerica fund, including the SunAmerica Money Market Funds, Inc. The following chart reflects the projected asset allocation ranges under normal market conditions for the Portfolio (as invested through the Underlying Funds).

Focused Equity Strategy Portfolio
Domestic Equity Securities	80%-100%
Foreign Equity Securities	0%-30%
Fixed Income Securities	0%-5%
Alternative Strategies	0%-20%

11

Portfolio Highlights: Focused Equity Strategy Portfolio

The SunAmerica Alternative Strategies Fund is currently the only Underlying Fund in which the Portfolio may invest to gain exposure to the “alternative” asset class. The SunAmerica Alternative Strategies Fund, as an “alternative” asset class, is designed to be a complement to an existing portfolio of equity and fixed income investments. The SunAmerica Alternative Strategies Fund seeks to enhance a traditional portfolio by achieving broad commodity index and hedge fund index exposure, and by employing a managed futures strategy. The returns generated by this exposure are generally expected to provide a low correlation to the returns of equity and fixed income investments and as such, an investment in the SunAmerica Alternative Strategies Fund may provide investors with a way to achieve diversification in their overall portfolio.

The Adviser rebalances the Portfolio on an ongoing basis using cash flows. In addition, under normal market conditions, the Adviser will rebalance the Underlying Funds of the Portfolio quarterly through exchanges, if necessary. However, the Adviser reserves the right to rebalance the Portfolio through exchanges at any time the Adviser deems such rebalancing to be appropriate.

For more complete information about the investment strategies and techniques of the Underlying Funds in which the Portfolio currently intends to invest, see “Information About Underlying Funds” on pages 52 to 54. The Adviser may change the particular Underlying Funds from time to time without notice to investors.

The principal investment strategies and principal investment techniques of the Portfolio may be changed without shareholder approval. You will receive at least 60 days’ notice of any change to the 80% investment policy set forth above.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goals will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risks. The Portfolio is subject to the risk that the Adviser’s selection of the Underlying Funds, and the allocation and reallocation of Portfolio assets among the Underlying Funds, may not produce the desired result.

Risks of Stock Market Volatility and Securities Selection. The Portfolio is subject to the risks to which the Underlying Funds that invest in equity securities are exposed. Therefore, as with an investment in any equity fund, the value of your investment in the Portfolio may fluctuate in response to stock market movements. This type of fluctuation is expected to increase as the Portfolio’s allocation to Underlying Funds that invest in equity securities increases. You should be aware that the performance of different types of equity stocks may decline under varying market conditions (e.g., “growth” stocks may perform well under circumstances in which “value” stocks in general have fallen). In addition, individual stocks selected for any of the funds within SunAmerica Series, Inc. (“Underlying Focused Funds”) may under perform the market generally.

Risks of Foreign Exposure. The Portfolio may invest in Underlying Funds that invest in foreign securities. While investing internationally may reduce your risk by increasing the diversification of your overall portfolio, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Risks of Investing in Small and Mid Market Capitalization Companies. The Portfolio invests in Underlying Funds that invest in stocks of smaller companies. Stocks of small-cap companies and, to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

Active Trading. Certain Underlying Funds may engage in active trading of their portfolio securities. Because the Underlying Funds may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Underlying Fund and which will affect the Underlying Funds and the Portfolio’s performance. During periods of increased market volatility, active trading may be more pronounced.

Risks of Investing in the SunAmerica Alternative Strategies Fund. The Portfolio, to the extent it invests in the SunAmerica Alternative Strategies Fund, is subject to the following additional risks (these risks increase as a Portfolio’s allocation to the SunAmerica Alternative Strategies Fund increases):

Commodity Exposure Risks. Exposure to the commodities markets may subject the SunAmerica Alternative Strategies Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by

12

changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Hedge Fund Exposure Risks. Indirect exposure to hedge funds may subject the SunAmerica Alternative Strategies Fund to greater volatility than investments in traditional securities. The hedge funds comprising a hedge fund index, for example, invest in and may actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. The managers of the hedge funds also may use proprietary investment strategies that are not fully disclosed, which may involve risks that are not anticipated. In addition, the hedge fund managers often are entitled to receive performance-based allocations out of the net profits of the hedge funds, which may create an incentive for the managers to make investments that are riskier or more speculative than they might have made in the absence of such arrangements.

Futures Contracts Risks. The risks associated with the SunAmerica Alternative Strategies Fund’s use of futures contracts include: (i) although the SunAmerica Alternative Strategies Fund will generally only purchase exchange-traded futures, due to market conditions, there may not always be a liquid secondary market for a futures contract and, as a result, the SunAmerica Alternative Strategies Fund may be unable to close out its futures contracts at a time which is advantageous; (ii) the risk that losses caused by sudden, unanticipated market movements may be potentially unlimited; (iii) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (iv) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (v) if the SunAmerica Alternative Strategies Fund has insufficient cash to meet margin requirements, the SunAmerica Alternative Strategies Fund may need to sell other investments, including at disadvantageous times.

Risks of Commodity-Linked and Hedge Fund-Linked Notes. The commodity-linked and hedge fund-linked notes in which the SunAmerica Alternative Strategies Fund invests have substantial risks, including risk of loss of a significant portion of their principal value. In addition to commodity risk and hedge fund risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and fixed income securities.

Risks of Commodity-Linked and Hedge Fund-Linked Derivatives. The commodity and hedge fund-linked derivative instruments in which the SunAmerica Alternative Strategies Fund invests have substantial risks, including risk of loss of a significant portion of their principal value. Commodity and hedge fund-linked derivative instruments may be more volatile and less liquid than the underlying instruments and their value will be affected by the performance of the commodity markets or underlying hedge funds, as the case may be, as well as economic and other regulatory or political developments, overall market movements and other factors. Typically, the return of the commodity-linked and hedge fund-linked notes and swaps will be based on some multiple of the performance of an index. The multiple (or leverage) will magnify the positive and negative return the Alternative Strategies Fund earns from these notes and/or swaps as compared to the index.

Subsidiary Risk. The SunAmerica Alternative Strategies Fund intends to gain exposure to the commodities markets, in part, through investments in a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”). The investments held by the Subsidiary are similar to those that are permitted to be held by the SunAmerica Alternative Strategies Fund and, therefore, the Subsidiary is subject to risks similar to those of the SunAmerica Alternative Strategies Fund. Because the Subsidiary is organized under Cayman Islands law and is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Subsidiary is not subject to the investor protections of the 1940 Act. Changes in U.S. or Cayman Islands laws could result in the inability of the SunAmerica Alternative Strategies Fund and/or the Subsidiary to operate as intended. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, shareholders would likely suffer decreased investment returns.

Risks of Derivative Instruments. The SunAmerica Alternative Strategies Fund can use other derivative instruments, such as options, futures and swaps, to seek greater investment returns or to hedge against declines in the value of the Alternative Strategies Fund’s other portfolio investments. There are special risks in particular derivative instruments and hedging strategies the SunAmerica Alternative Strategies Fund might use. If the investment adviser uses a derivative instrument at the wrong time or judges market conditions incorrectly, use of a derivative instrument may result in a significant loss to the SunAmerica Alternative Strategies Fund and reduce its return. The SunAmerica Alternative Strategies Fund could also experience losses if the prices of its derivative instruments were not properly correlated with its other investments.

Risks of Leverage. Managed futures instruments and some other derivatives the SunAmerica Alternative Strategies Fund buys involve a degree of leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The SunAmerica Alternative Strategies Fund’s use of certain economically leveraged derivatives can result in a loss substantially greater than the amount invested in the derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial

13

Portfolio Highlights: Focused Equity Strategy Portfolio

investment. When the SunAmerica Alternative Strategies Fund uses futures and other derivatives for leverage, a shareholder’s investment will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the SunAmerica Alternative Strategies Fund’s investments.

Credit Risk. The commodity-linked notes, hedge fund-linked notes, swaps, “over-the-counter” (“OTC”) options, and fixed income securities the SunAmerica Alternative Strategies Fund buys are subject to credit risk. Credit risk is the risk that the issuer might not pay interest when due or repay principal at maturity of the obligation. If the issuer fails to pay interest, the SunAmerica Alternative Strategies Fund’s income might be reduced. If the issuer fails to pay principal, the SunAmerica Alternative Strategies Fund can lose money on the investment, and its share price may fall.

Counterparty Risk. The SunAmerica Alternative Strategies Fund will be exposed to the credit of the counterparties to derivative contracts and its ability to satisfy the terms of the agreements, which exposes the SunAmerica Alternative Strategies Fund to the risk that the counterparties may default on their obligations to perform under the agreements. In the event of a bankruptcy or insolvency of a counterparty, the SunAmerica Alternative Strategies Fund could experience delays in liquidating the positions and significant losses, including declines in the value of its investment during the period in which the SunAmerica Alternative Strategies Fund seeks to enforce its rights, inability to realize any gains on its investment during such period and fees and expenses incurred in enforcing its rights.

Interest Rate Risk. Fixed income securities and currency and fixed income futures are subject to changes in their value when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When prevailing interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations is generally greater for debt securities with longer maturities. The value of the SunAmerica Alternative Strategies Fund’s currency and fixed income futures will fluctuate in varying directions and amounts based on the specific types of futures held by the SunAmerica Alternative Strategies Fund. The SunAmerica Alternative Strategies Fund’s share price can go up or down when interest rates change because of the effect of the change in the value of the SunAmerica Alternative Strategies Fund’s portfolio of fixed income securities and currency and fixed income futures.

Illiquidity Risk. Certain investments may be difficult or impossible to sell at the time and the price that the SunAmerica Alternative Strategies Fund would like. In addition, while not necessarily illiquid securities, certain derivatives in which the Fund invests are generally not listed on any exchange and the secondary market for those derivatives has less liquidity relative to markets for other securities. Obtaining valuations for those derivatives may be more difficult than obtaining valuations for actively traded securities. Thus, the value upon disposition on any given derivative may differ from its current valuation.

Foreign Exposure Risk. Investments by the SunAmerica Alternative Strategies Fund that provide exposure to foreign countries, whether directly or indirectly, through a futures contract (e.g., foreign currency futures, foreign equity index futures) or other instrument (e.g., commodity or hedge-fund linked notes issued by foreign banks or indexed to indices with foreign exposure), are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

Currency Risk. The SunAmerica Alternative Strategies Fund will be exposed to currency risk through the currency futures in which it invests. Currency risk is the risk that changes in currency exchange rates will negatively affect securities or instruments denominated in, and/or payments received in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the SunAmerica Alternative Strategies Fund’s investments in securities or instruments denominated in a foreign currency or may widen existing losses.

Risks of Exchange-Traded Funds. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the SunAmerica Alternative Strategies Fund could lose money investing in an ETF.

Financial Services Risk. The commodity-linked notes and hedge fund-linked notes in which the SunAmerica Alternative Strategies Fund invests may be issued by companies in the financial services sector, including the banking, brokerage and insurance industries. In addition, companies in the financial services sector may serve as counterparties to other derivative transactions in which the SunAmerica Alternative Strategies Fund engages. As a result, events affecting issuers in the financial services sector may cause the SunAmerica Alternative Strategies Fund’s share value to fluctuate and may impact a company’s creditworthiness or ability to perform under its agreement with the SunAmerica Alternative Strategies Fund.

14

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year, and compares the Portfolio’s average annual returns to those of the Russell 3000® Index, a broad measure of market performance. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. Updated information on the Portfolio’s performance can be obtained by visiting www.sunamericafunds.com or can be obtained by phone at 800-858-8850, ext. 6003.

FOCUSED EQUITY STRATEGY PORTFOLIO        (CLASS A)*

During the 8-year period shown in the Bar Chart, the highest return for a quarter was 20.98% (quarter ended June 30, 2009) and the lowest return for a quarter was –25.63% (quarter ended December 31, 2008).

*	The returns of Class A are shown in the bar chart since Class A shares have the earliest or the same inception date as the Portfolio’s other classes and Class A shares have the largest amount of net assets. Previously, the returns of Class C shares were shown.

	Average Annual Total Returns (as of the periods ended December 31, 2010)
	Past One Year	Past Five Years	Class A, B and C Since Inception (11/8/2002)	Class I Since Inception (2/23/2004)
Class B	9.34%	–1.24%	4.91%	N/A
Class C	12.42%	–0.92%	4.92%	N/A
Class I	14.17%	–0.24%	N/A	1.87%
Class A	7.55%	–1.47%	4.84%	N/A
Return After Taxes on Distributions (Class A)	7.49%	–2.64%	3.90%	N/A
Return After Taxes on Distributions and Sale of Portfolio Shares (Class A)[1]	4.99%	–1.31%	4.13%	N/A

Russell 3000® Index	16.93%	2.74%	7.23%	4.18%

[1]

When the return after taxes on distributions and sale of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

15

Portfolio Highlights: Focused Equity Strategy Portfolio

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. (“SunAmerica” or the “Adviser”).

Portfolio Manager

Name	Portfolio Manager of the Portfolio Since	Title
Timothy Pettee	2008	Senior Vice President, and Chief Investment Officer at SunAmerica

For important information about purchase and sale of Portfolio shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 37 of the Prospectus.

16

Portfolio Highlights: Focused Fixed Income and Equity Strategy Portfolio

Investment Goals

The investment goals of the Focused Fixed Income and Equity Strategy Portfolio (the “Portfolio”) are current income with growth of capital as a secondary objective.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and your family invest, or agree to invest in the future, at least $50,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information-Sales Charge Reductions and Waivers” section on page 39 of the Portfolio’s Prospectus and in the “Additional Information Regarding Purchase of Shares” section on page 37 of the Portfolio’s statement of additional information.

	Class A	Class B	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	4.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Maximum Account Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	None	0.65%	0.65%
Acquired Fund Fees and Expenses	1.29%	1.29%	1.29%
Other Expenses	0.42%	0.52%	0.41%

Total Annual Fund Operating Expenses(2)	1.81%	2.56%	2.45%

(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 38-40 of the Prospectus for more information about the CDSCs.
(2)	The Total Annual Fund Operating Expenses for the Class A, Class B and Class C shares do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table which reflects the operating expenses of each Class and does not include Acquired Fund Fees and Expenses.

17

Portfolio Highlights: Focused Fixed Income and Equity Strategy Portfolio

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Focused Fixed Income and Equity Strategy Portfolio
Class A Shares	$748	$1,112	$1,499	$2,579
Class B Shares	659	1,096	1,560	2,712
Class C Shares	348	764	1,306	2,786

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Focused Fixed Income and Equity Strategy Portfolio
Class A Shares	$748	$1,112	$1,499	$2,579
Class B Shares	259	796	1,360	2,712
Class C Shares	248	764	1,306	2,786

Portfolio Turnover:

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies and Techniques of the Portfolio

The Portfolio’s principal investment strategy is a fund of funds strategy focusing in fixed income securities, and secondarily, in equities. A fund of funds strategy is an investment strategy in which the assets of a fund are invested in shares of other mutual funds. A fund of funds strategy generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make the selection.

The principal investment technique of the Portfolio is allocation of assets among a combination of funds within SunAmerica Series, Inc., SunAmerica Income Funds, SunAmerica Equity Funds and in the SunAmerica Senior Floating Rate Fund, Inc., investing in equity and fixed income securities. Under normal market conditions, at least 80% of the Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in Underlying Funds that invest primarily in fixed income and/or equity securities.

The Portfolio invests in a combination of SunAmerica funds (collectively, the “Underlying Funds”). In addition to the Underlying Funds listed in the paragraph above the Portfolio may also invest in any other affiliated SunAmerica fund, including the SunAmerica Money Market Funds, Inc. The following chart reflects the projected asset allocation ranges under normal market conditions for the Portfolio (as invested through the Underlying Funds).

Focused Fixed Income and Equity Strategy Portfolio
Domestic Equity Securities	15%-50%
Foreign Equity Securities	0%-10%
Fixed Income Securities	50%-80%
Alternative Strategies	0%-5%

18

The SunAmerica Alternative Strategies Fund is currently the only Underlying Fund in which the Portfolio may invest to gain exposure to the “alternative” asset class. The SunAmerica Alternative Strategies Fund, as an “alternative” asset class, is designed to be a complement to an existing portfolio of equity and fixed income investments. The SunAmerica Alternative Strategies Fund seeks to enhance a traditional portfolio by achieving broad commodity index and hedge fund index exposure, and by employing a managed futures strategy. The returns generated by this exposure are generally expected to provide a low correlation to the returns of equity and fixed income investments and as such, an investment in the SunAmerica Alternative Strategies Fund may provide investors with a way to achieve diversification in their overall portfolio.

The Adviser rebalances the Portfolio on an ongoing basis using cash flows. In addition, under normal market conditions, the Adviser will rebalance the Underlying Funds of the Portfolio quarterly through exchanges, if necessary. However, the Adviser reserves the right to rebalance the Portfolio through exchanges at any time the Adviser deems such rebalancing to be appropriate.

For more complete information about the investment strategies and techniques of the Underlying Funds in which the Portfolio currently intends to invest, see “Information About Underlying Funds” on pages 52 to 54. The Adviser may change the particular Underlying Funds from time to time without notice to investors.

The principal investment strategies and principal investment techniques of the Portfolio may be changed without shareholder approval. You will receive at least 60 days’ notice of any change to the 80% investment policy set forth above.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goals will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risks. The Portfolio is subject to the risk that the Adviser’s selection of the Underlying Funds, and the allocation and reallocation of Portfolio assets among the Underlying Funds, may not produce the desired result.

Risks of Bond Market Volatility and Interest Rate Fluctuations. The Portfolio is subject to the risks to which the Underlying Funds that invest in bonds and other fixed income securities are exposed, such as that an issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations (credit quality risk). In addition, as with the Underlying Funds that invest in bonds and other fixed income securities, the Portfolio share prices can be negatively affected when interest rates rise and are subject to the risk that bond markets could go up or down (sometimes dramatically). These risks are expected to increase as the Portfolio’s allocation to Underlying Funds that invest in bonds and other fixed income securities increases.

Prepayment Risks. The Focused Fixed Income and Equity Strategy Portfolio invests in Underlying Funds that invest significantly in mortgage-backed securities; this entails the risk that the underlying principal may be “prepaid” at any time. As a result of prepayments, in periods of declining interest rates the Underlying Funds may be required to reinvest their assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Underlying Funds may exhibit price characteristics of longer-term debt securities, and therefore may be more sensitive to changes in interest rates.

U.S. Government Securities Risk. The Portfolio invests in Underlying Funds that invest significantly in U.S. government Securities. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank are neither insured nor guaranteed by the U.S. government. These securities may be supported only by the credit of the issuing agency, authority, instrumentality or enterprise or by the ability to borrow from the U.S. Treasury and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Risks of Stock Market Volatility and Securities Selection. The Portfolio is subject to the risks to which the Underlying Funds that invest in equity securities are exposed. Therefore, as with an investment in any equity fund, the value of your investment in the Portfolio may fluctuate in response to stock market movements. This type of fluctuation is expected to increase as the Portfolio’s allocation to Underlying Funds that invest in equity securities increases. You should be aware that the performance of different types of equity

19

Portfolio Highlights: Focused Fixed Income and Equity Strategy Portfolio

stocks may decline under varying market conditions (e.g., “growth” stocks may perform well under circumstances in which “value” stocks in general have fallen). In addition, individual stocks selected for any of the funds within SunAmerica Series, Inc. (“Underlying Focused Funds”) may under perform the market generally.

Risks of Foreign Exposure. The Focused Fixed Income and Equity Strategy Portfolio may invest in Underlying Funds that invest in foreign securities. While investing internationally may reduce your risk by increasing the diversification of your overall portfolio, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Active Trading. Certain Underlying Funds may engage in active trading of their portfolio securities. Because the Underlying Funds may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Underlying Fund and which will affect the Underlying Funds and the Portfolio’s performance. During periods of increased market volatility, active trading may be more pronounced.

20

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year, and compares the Portfolio’s average annual returns to those of the Barclays Capital U.S. Aggregate Bond Index, a broad measure of market performance. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. Updated information on the Portfolio’s performance can be obtained by visiting www.sunamericafunds.com or can be obtained by phone at 800-858-8850, ext. 6003.

FOCUSED FIXED INCOME AND EQUITY STRATEGY         (CLASS A)*

During the 8-year period shown in the Bar Chart, the highest return for a quarter was 8.32% (quarter ended June 30, 2003) and the lowest return for a quarter was –8.64% (quarter ended December 31, 2008).

*	The returns of Class A are shown in the bar chart since Class A shares have the same inception date as the Portfolio’s other classes and Class A shares have the largest amount of net assets. Previously, the returns of Class C shares were shown.

	Average Annual Total Returns (as of the periods ended December 31, 2010)
	Past One Year	Past Five Years	Class A, B and C Since Inception (11/8/2002)
Class B	0.73%	–0.01%	2.85%
Class C	3.72%	0.33%	2.85%
Class A	–0.62%	–0.20%	2.79%
Return After Taxes on Distributions (Class A)	–1.57%	–1.53%	1.48%
Return After Taxes on Distributions and Sale of Portfolio Shares (Class A)[1]	–0.41%	–0.73%	1.80%

Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.07%

[1]

When the return after taxes on distributions and sale of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

21

Portfolio Highlights: Focused Fixed Income and Equity Strategy Portfolio

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp (“SunAmerica” or the “Adviser”).

Portfolio Manager

Name	Portfolio Manager of the Portfolio Since	Title
Timothy Pettee	2008	Senior Vice President, and Chief Investment Officer at SunAmerica

For important information about purchase and sale of Portfolio shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 37 of the Prospectus.

22

Portfolio Highlights: Focused Fixed Income Strategy Portfolio

Investment Goals

The investment goal of the Focused Fixed Income Strategy Portfolio (the “Portfolio”) is current income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and your family invest, or agree to invest in the future, at least $50,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information-Sales Charge Reductions and Waivers” section on page 39 of the Portfolio’s Prospectus and in the “Additional Information Regarding Purchase of Shares” section on page 37 of the Portfolio’s statement of additional information.

	Class A	Class B	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	4.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Maximum Account Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	None	0.65%	0.65%
Acquired Fund Fees and Expenses	1.12%	1.12%	1.12%
Other Expenses	0.61%	0.76%	0.62%

Total Annual Fund Operating Expenses(2)	1.83%	2.63%	2.49%

(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 38-40 of the Prospectus for more information about the CDSCs.
(2)	The Total Annual Fund Operating Expenses for the Class A, Class B and Class C shares do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table which reflects the operating expenses of each Class and does not include Acquired Fund Fees and Expenses.

23

Portfolio Highlights: Focused Fixed Income Strategy Portfolio

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Focused Fixed Income Strategy Portfolio
Class A Shares	$750	$1,117	$1,508	$2,599
Class B Shares	666	1,117	1,595	2,770
Class C Shares	352	776	1,326	2,826

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Focused Fixed Income Strategy Portfolio
Class A Shares	$750	$1,117	$1,508	$2,599
Class B Shares	266	817	1,395	2,770
Class C Shares	252	776	1,326	2,826

Portfolio Turnover:

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies and Techniques of the Portfolio

The Portfolio’s principal investment strategy is a fund of funds strategy focusing in fixed income securities. A fund of funds strategy is an investment strategy in which the assets of a fund are invested in shares of other mutual funds. A fund of funds strategy generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make the selection.

The principal investment technique of the Portfolio is allocation of assets among a combination of funds within SunAmerica Series, Inc., SunAmerica Income Funds, SunAmerica Equity Funds and in the SunAmerica Senior Floating Rate Fund, Inc., investing in equity and fixed income securities. Under normal market conditions, at least 80% of the Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in Underlying Funds that invest primarily in fixed income securities.

The Portfolio invests in a combination of SunAmerica funds (collectively, the “Underlying Funds”). In addition to the Underlying Funds listed in the paragraph above the Portfolio may also invest in any other affiliated SunAmerica fund, including the SunAmerica Money Market Funds, Inc. The following chart reflects the projected asset allocation ranges under normal market conditions for the Portfolio (as invested through the Underlying Funds).

Focused Fixed Income Strategy Portfolio
Domestic Equity Securities	0%-20%
Foreign Equity Securities	0%-5%
Fixed Income Securities	80%-100%
Alternative Strategies	0%-5%

24

The SunAmerica Alternative Strategies Fund is currently the only Underlying Fund in which the Portfolio may invest to gain exposure to the “alternative” asset class. The SunAmerica Alternative Strategies Fund, as an “alternative” asset class, is designed to be a complement to an existing portfolio of equity and fixed income investments. The SunAmerica Alternative Strategies Fund seeks to enhance a traditional portfolio by achieving broad commodity index and hedge fund index exposure, and by employing a managed futures strategy. The returns generated by this exposure are generally expected to provide a low correlation to the returns of equity and fixed income investments and as such, an investment in the SunAmerica Alternative Strategies Fund may provide investors with a way to achieve diversification in their overall portfolio.

The Adviser rebalances the Portfolio on an ongoing basis using cash flows. In addition, under normal market conditions, the Adviser will rebalance the Underlying Funds of the Portfolio quarterly through exchanges, if necessary. However, the Adviser reserves the right to rebalance the Portfolio through exchanges at any time the Adviser deems such rebalancing to be appropriate.

For more complete information about the investment strategies and techniques of the Underlying Funds in which the Portfolio currently intends to invest, see “Information About Underlying Funds” on pages 52 to 54. The Adviser may change the particular Underlying Funds from time to time without notice to investors.

The principal investment strategies and principal investment techniques of the Portfolio may be changed without shareholder approval. You will receive at least 60 days’ notice of any change to the 80% investment policy set forth above.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goals will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risks. The Portfolio is subject to the risk that the Adviser’s selection of the Underlying Funds, and the allocation and reallocation of Portfolio assets among the Underlying Funds, may not produce the desired result.

Risks of Bond Market Volatility and Interest Rate Fluctuation. The Portfolio is subject to the risks to which the Underlying Funds that invest in bonds and other fixed income securities are exposed, such as that an issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations (credit quality risk). In addition, as with the Underlying Funds that invest in bonds and other fixed income securities, the Portfolio share prices can be negatively affected when interest rates rise and are subject to the risk that bond markets could go up or down (sometimes dramatically). These risks are expected to increase as the Portfolio’s allocation to Underlying Funds that invest in bonds and other fixed income securities increases.

Prepayment Risks. The Focused Fixed Income Strategy Portfolio invests in Underlying Funds that invest significantly in mortgage-backed securities or in senior floating rate loans; this entails the risk that the underlying principal may be “prepaid” at any time. As a result of prepayments, in periods of declining interest rates the Underlying Funds may be required to reinvest their assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Underlying Funds may exhibit price characteristics of longer-term debt securities, and therefore may be more sensitive to changes in interest rates.

U.S. Government Securities Risk. The Portfolio invests in Underlying Funds that invest significantly in U.S. government Securities. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank are neither insured nor guaranteed by the U.S. government. These securities may be supported only by the credit of the issuing agency, authority, instrumentality or enterprise or by the ability to borrow from the U.S. Treasury and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Risks of Stock Market Volatility and Securities Selection. The Portfolio is subject to the risks to which the Underlying Funds that invest in equity securities are exposed. Therefore, as with an investment in any equity fund, the value of your investment in the Portfolio may fluctuate in response to stock market movements. This type of fluctuation is expected to increase as the Portfolio’s allocation to Underlying Funds that invest in equity securities increases. You should be aware that the performance of different types

25

Portfolio Highlights: Focused Fixed Income Strategy Portfolio

of equity stocks may decline under varying market conditions (e.g., “growth” stocks may perform well under circumstances in which “value” stocks in general have fallen). In addition, individual stocks selected for any of the funds within SunAmerica Series, Inc. (“Underlying Focused Funds”) may under perform the market generally.

Active Trading. Certain Underlying Funds may engage in active trading of their portfolio securities. Because the Underlying Funds may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Underlying Fund and which will affect the Underlying Funds and the Portfolio’s performance. During periods of increased market volatility, active trading may be more pronounced.

26

Performance Information*

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year, and compares the Portfolio’s average annual returns to those of the Barclays Capital U.S. Aggregate Bond Index, a broad measure of market performance. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. Updated information on the Portfolio’s performance can be obtained by visiting www.sunamericafunds.com or can be obtained by phone at 800-858-8850, ext. 6003.

FOCUSED FIXED INCOME STRATEGY PORTFOLIO        (CLASS A)

During the 8-year period shown in the Bar Chart, the highest return for a quarter was 4.47% (quarter ended June 30, 2003) and the lowest return for a quarter was –2.90% (quarter ended December 31, 2008).

	Average Annual Total Returns (as of the periods ended December 31, 2010)
	Past One Year	Past Five Years	Class A, B and C Since Inception (11/8/2002)
Class B	–0.23%	1.74%	3.04%
Class C	2.68%	2.07%	3.03%
Class A	–1.58%	1.52%	2.95%
Return After Taxes on Distributions (Class A)	–3.09%	–0.05%	1.38%
Return After Taxes on Distributions and Sale of Portfolio Shares (Class A)[1]	–1.03%	0.45%	1.65%

Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.07%

[1]

When the return after taxes on distributions and sale of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

27

Portfolio Highlights: Focused Fixed Income Strategy Portfolio

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp (“SunAmerica” or the “Adviser”).

Portfolio Manager

Name	Portfolio Manager of the Portfolio Since	Title
Timothy Pettee	2008	Senior Vice President, and Chief Investment Officer at SunAmerica

For important information about purchase and sale of Portfolio shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 37 of the Prospectus.

28

Portfolio Highlights: Focused Multi-Asset Strategy Portfolio

Investment Goals

The investment goal of the Focused Multi-Asset Strategy Portfolio (the “Portfolio”) is growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information-Sales Charge Reductions and Waivers” section on page 39 of the Portfolio’s Prospectus and in the “Additional Information Regarding Purchase of Shares” section on page 37 of the Portfolio’s statement of additional information.

	Class A	Class B	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	4.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Maximum Account Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	None	0.65%	0.65%
Acquired Fund Fees and Expenses	1.61%	1.61%	1.61%
Other Expenses	0.10%	0.10%	0.09%

Total Annual Fund Operating Expenses(2)	1.81%	2.46%	2.45%

(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 38-40 of the Prospectus for more information about the CDSCs.
(2)	The Total Annual Fund Operating Expenses for the Class A, Class B and Class C shares do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table which reflects the operating expenses of each Class and does not include Acquired Fund Fees and Expenses.

29

Portfolio Highlights: Focused Multi-Asset Strategy Portfolio

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Focused Multi-Asset Strategy Portfolio
Class A Shares	$748	$1,112	$1,499	$2,579
Class B Shares	649	1,067	1,511	2,636
Class C Shares	348	764	1,306	2,786

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Focused Multi-Asset Strategy Portfolio
Class A Shares	$748	$1,112	$1,499	$2,579
Class B Shares	249	767	1,311	2,636
Class C Shares	248	764	1,306	2,786

Portfolio Turnover:

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies and Techniques of the Portfolio

The Portfolio’s principal investment strategy is a fund of funds strategy focusing in equities and fixed income securities. A fund of funds strategy is an investment strategy in which the assets of a fund are invested in shares of other mutual funds. A fund of funds strategy generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make the selection.

The principal investment technique of the Portfolio is allocation of assets among (i) a combination of funds within SunAmerica Series, Inc., SunAmerica Income Funds and SunAmerica Equity Funds, investing in equity and fixed income securities, and (ii) the SunAmerica Alternative Strategies Fund.

The Portfolio invests in a combination of SunAmerica funds (collectively, the “Underlying Funds”). In addition to the Underlying Funds listed in the paragraph above the Portfolio may also invest in any other affiliated SunAmerica fund, including the SunAmerica Money Market Funds, Inc. The following chart reflects the projected asset allocation ranges under normal market conditions for the Portfolio (as invested through the Underlying Funds).

Focused Multi-Asset Strategy Portfolio
Domestic Equity Securities	20%-60%
Foreign Equity Securities	10%-30%
Fixed Income Securities	10%-30%
Alternative Strategies	0%-30%

30

The SunAmerica Alternative Strategies Fund is currently the only Underlying Fund in which the Portfolio may invest to gain exposure to the “alternative” asset class. The SunAmerica Alternative Strategies Fund, as an “alternative” asset class, is designed to be a complement to an existing portfolio of equity and fixed income investments. The SunAmerica Alternative Strategies Fund seeks to enhance a traditional portfolio by achieving broad commodity index and hedge fund index exposure, and by employing a managed futures strategy. The returns generated by this exposure are generally expected to provide a low correlation to the returns of equity and fixed income investments and as such, an investment in the SunAmerica Alternative Strategies Fund may provide investors with a way to achieve diversification in their overall portfolio.

The Adviser rebalances the Portfolio on an ongoing basis using cash flows. In addition, under normal market conditions, the Adviser will rebalance the Underlying Funds of the Portfolio quarterly through exchanges, if necessary. However, the Adviser reserves the right to rebalance the Portfolio through exchanges at any time the Adviser deems such rebalancing to be appropriate.

For more complete information about the investment strategies and techniques of the Underlying Funds in which the Portfolio currently intends to invest, see “Information About Underlying Funds” on pages 52 to 54. The Adviser may change the particular Underlying Funds from time to time without notice to investors.

The principal investment strategies and principal investment techniques of the Portfolio may be changed without shareholder approval.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goals will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risks. The Portfolio is subject to the risk that the Adviser’s selection of the Underlying Funds, and the allocation and reallocation of Portfolio assets among the Underlying Funds, may not produce the desired result.

Risks of Stock Market Volatility and Securities Selection. The Portfolio is subject to the risks to which the Underlying Funds that invest in equity securities are exposed. Therefore, as with an investment in any equity fund, the value of your investment in the Portfolio may fluctuate in response to stock market movements. This type of fluctuation is expected to increase as the Portfolio’s allocation to Underlying Funds that invest in equity securities increases. You should be aware that the performance of different types of equity stocks may decline under varying market conditions (e.g., “growth” stocks may perform well under circumstances in which “value” stocks in general have fallen). In addition, individual stocks selected for any of the funds within SunAmerica Series, Inc. (“Underlying Focused Funds”) may under perform the market generally.

Risks of Foreign Exposure. The Portfolio may invest in Underlying Funds that invest in foreign securities. While investing internationally may reduce your risk by increasing the diversification of your overall portfolio, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Risks of Investing in Small and Mid Market Capitalization Companies. The Portfolio invests in Underlying Funds that invest in stocks of smaller companies. Stocks of small-cap companies and, to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

Risks of Bond Market Volatility and Interest Rate Fluctuations. The Portfolio is subject to the risks to which the Underlying Funds that invest in bonds and other fixed income securities are exposed, such as that an issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations (credit quality risk). In addition, as with the Underlying Funds that invest in bonds and other fixed income securities, the Portfolio share prices can be negatively affected when interest rates rise and are subject to the risk that bond markets could go up or down (sometimes dramatically). These risks are expected to increase as the Portfolio’s allocation to Underlying Funds that invest in bonds and other fixed income securities increases.

U.S. Government Securities Risk. The Portfolio invests in Underlying Funds that invest significantly in U.S. government Securities. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank are neither insured nor

31

Portfolio Highlights: Focused Multi-Asset Strategy Portfolio

guaranteed by the U.S. government. These securities may be supported only by the credit of the issuing agency, authority, instrumentality or enterprise or by the ability to borrow from the U.S. Treasury and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Active Trading. Certain Underlying Funds may engage in active trading of their portfolio securities. Because the Underlying Funds may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Underlying Fund and which will affect the Underlying Funds and the Portfolio’s performance. During periods of increased market volatility, active trading may be more pronounced.

Risks of Investing in the SunAmerica Alternative Strategies Fund. The Portfolio, to the extent it invests in the SunAmerica Alternative Strategies Fund, is subject to the following additional risks (these risks increase as a Portfolio’s allocation to the SunAmerica Alternative Strategies Fund increases).

Commodity Exposure Risks. Exposure to the commodities markets may subject the SunAmerica Alternative Strategies Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Hedge Fund Exposure Risks. Indirect exposure to hedge funds may subject the SunAmerica Alternative Strategies Fund to greater volatility than investments in traditional securities. The hedge funds comprising a hedge fund index, for example, invest in and may actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. The managers of the hedge funds also may use proprietary investment strategies that are not fully disclosed, which may involve risks that are not anticipated. In addition, the hedge fund managers often are entitled to receive performance-based allocations out of the net profits of the hedge funds, which may create an incentive for the managers to make investments that are riskier or more speculative than they might have made in the absence of such arrangements.

Futures Contracts Risks. The risks associated with the Fund’s use of futures contracts include: (i) although the SunAmerica Alternative Strategies Fund will generally only purchase exchange-traded futures, due to market conditions, there may not always be a liquid secondary market for a futures contract and, as a result, the SunAmerica Alternative Strategies Fund may be unable to close out its futures contracts at a time which is advantageous; (ii) the risk that losses caused by sudden, unanticipated market movements may be potentially unlimited; (iii) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (iv) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (v) if the SunAmerica Alternative Strategies Fund has insufficient cash to meet margin requirements, the SunAmerica Alternative Strategies Fund may need to sell other investments, including at disadvantageous times.

Risks of Commodity-Linked and Hedge Fund-Linked Notes. The commodity-linked and hedge fund-linked notes in which the SunAmerica Alternative Strategies Fund invests have substantial risks, including risk of loss of a significant portion of their principal value. In addition to commodity risk and hedge fund risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and fixed income securities.

Risks of Commodity-Linked and Hedge Fund-Linked Derivatives. The commodity and hedge fund-linked derivative instruments in which the SunAmerica Alternative Strategies Fund invests have substantial risks, including risk of loss of a significant portion of their principal value. Commodity and hedge fund-linked derivative instruments may be more volatile and less liquid than the underlying instruments and their value will be affected by the performance of the commodity markets or underlying hedge funds, as the case may be, as well as economic and other regulatory or political developments, overall market movements and other factors. Typically, the return of the commodity-linked and hedge fund-linked notes and swaps will be based on some multiple of the performance of an index. The multiple (or leverage) will magnify the positive and negative return the Alternative Strategies Fund earns from these notes and/or swaps as compared to the index.

Subsidiary Risk. The SunAmerica Alternative Strategies Fund intends to gain exposure to the commodities markets, in part, through investments in a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”). The investments held by the Subsidiary are similar to those that are permitted to be held by the SunAmerica Alternative Strategies Fund and, therefore, the Subsidiary is subject to risks similar to those of the SunAmerica Alternative Strategies Fund. Because the Subsidiary is organized under Cayman Islands law and is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Subsidiary is not subject to the investor protections of the 1940 Act. Changes in U.S. or Cayman Islands laws could result in the inability of the SunAmerica Alternative Strategies Fund and/or the Subsidiary to operate as intended. For example, the Government

32

of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, shareholders would likely suffer decreased investment returns.

Risks of Derivative Instruments. The SunAmerica Alternative Strategies Fund can use other derivative instruments, such as options, futures and swaps, to seek greater investment returns or to hedge against declines in the value of the Alternative Strategies Fund’s other portfolio investments. There are special risks in particular derivative instruments and hedging strategies the SunAmerica Alternative Strategies Fund might use. If the investment adviser uses a derivative instrument at the wrong time or judges market conditions incorrectly, use of a derivative instrument may result in a significant loss to the SunAmerica Alternative Strategies Fund and reduce its return. The SunAmerica Alternative Strategies Fund could also experience losses if the prices of its derivative instruments were not properly correlated with its other investments.

Risks of Leverage. Managed futures instruments and some other derivatives the SunAmerica Alternative Strategies Fund buys involve a degree of leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The SunAmerica Alternative Strategies Fund’s use of certain economically leveraged derivatives can result in a loss substantially greater than the amount invested in the derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the SunAmerica Alternative Strategies Fund uses futures and other derivatives for leverage, a shareholder’s investment will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the SunAmerica Alternative Strategies Fund’s investments.

Credit Risk. The commodity-linked notes, hedge fund-linked notes, swaps, “over-the-counter” (“OTC”) options, and fixed income securities the SunAmerica Alternative Strategies Fund buys are subject to credit risk. Credit risk is the risk that the issuer might not pay interest when due or repay principal at maturity of the obligation. If the issuer fails to pay interest, the SunAmerica Alternative Strategies Fund’s income might be reduced. If the issuer fails to pay principal, the SunAmerica Alternative Strategies Fund can lose money on the investment, and its share price may fall.

Counterparty Risk. The SunAmerica Alternative Strategies Fund will be exposed to the credit of the counterparties to derivative contracts and its ability to satisfy the terms of the agreements, which exposes the SunAmerica Alternative Strategies Fund to the risk that the counterparties may default on their obligations to perform under the agreements. In the event of a bankruptcy or insolvency of a counterparty, the SunAmerica Alternative Strategies Fund could experience delays in liquidating the positions and significant losses, including declines in the value of its investment during the period in which the SunAmerica Alternative Strategies Fund seeks to enforce its rights, inability to realize any gains on its investment during such period and fees and expenses incurred in enforcing its rights.

Interest Rate Risk. Fixed income securities and currency and fixed income futures are subject to changes in their value when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When prevailing interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations is generally greater for debt securities with longer maturities. The value of the SunAmerica Alternative Strategies Fund’s currency and fixed income futures will fluctuate in varying directions and amounts based on the specific types of futures held by the SunAmerica Alternative Strategies Fund. The SunAmerica Alternative Strategies Fund’s share price can go up or down when interest rates change because of the effect of the change in the value of the SunAmerica Alternative Strategies Fund’s portfolio of fixed income securities and currency and fixed income futures.

Illiquidity Risk. Certain investments may be difficult or impossible to sell at the time and the price that the SunAmerica Alternative Strategies Fund would like. In addition, while not necessarily illiquid securities, certain derivatives in which the Fund invests are generally not listed on any exchange and the secondary market for those derivatives has less liquidity relative to markets for other securities. Obtaining valuations for those derivatives may be more difficult than obtaining valuations for actively traded securities. Thus, the value upon disposition on any given derivative may differ from its current valuation.

Foreign Exposure Risk. Investments by the SunAmerica Alternative Strategies Fund that provide exposure to foreign countries, whether directly or indirectly, through a futures contract (e.g., foreign currency futures, foreign equity index futures) or other instrument (e.g., commodity or hedge-fund linked notes issued by foreign banks or indexed to indices with foreign exposure), are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

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Portfolio Highlights: Focused Multi-Asset Strategy Portfolio

Currency Risk. The SunAmerica Alternative Strategies Fund will be exposed to currency risk through the currency futures in which it invests. Currency risk is the risk that changes in currency exchange rates will negatively affect securities or instruments denominated in, and/or payments received in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the SunAmerica Alternative Strategies Fund’s investments in securities or instruments denominated in a foreign currency or may widen existing losses.

Risks of Exchange-Traded Funds. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the SunAmerica Alternative Strategies Fund could lose money investing in an ETF.

Financial Services Risk. The commodity-linked notes and hedge fund-linked notes in which the SunAmerica Alternative Strategies Fund invests may be issued by companies in the financial services sector, including the banking, brokerage and insurance industries. In addition, companies in the financial services sector may serve as counterparties to other derivative transactions in which the SunAmerica Alternative Strategies Fund engages. As a result, events affecting issuers in the financial services sector may cause the SunAmerica Alternative Strategies Fund’s share value to fluctuate and may impact a company’s creditworthiness or ability to perform under its agreement with the SunAmerica Alternative Strategies Fund.

These risks increase as a Portfolio’s allocation to the SunAmerica Alternative Strategies Fund increases.

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Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year, and compares the Portfolio’s average annual returns to those of the Russell 3000® Index, a broad measure of market performance. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. Updated information on the Portfolio’s performance can be obtained by visiting www.sunamericafunds.com or can be obtained by phone at 800-858-8850, ext. 6003.

FOCUSED MULTI-ASSET STRATEGY PORTFOLIO        (CLASS C)

During the 8-year period shown in the Bar Chart, the highest return for a quarter was 15.63% (quarter ended June 30, 2009) and the lowest return for a quarter was –19.40% (quarter ended December 31, 2008).

	Average Annual Total Returns (as of the periods ended December 31, 2010)
	Past One Year	Past Five Years	Class A, B and C Since Inception (11/8/2002)
Class A	3.95%	0.49%	5.33%
Class B	5.60%	0.74%	5.41%
Class C	8.59%	1.06%	5.42%
Return After Taxes on Distributions (Class C)	8.23%	–0.14%	4.57%
Return After Taxes on Distributions and Sale of Portfolio Shares (Class C)[1]	5.61%	0.70%	4.55%

Russell 3000® Index	16.93%	2.74%	7.23%

[1]

When the return after taxes on distributions and sale of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class C. After-tax returns for other classes will vary.

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Portfolio Highlights: Focused Multi-Asset Strategy Portfolio

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp (“SunAmerica” or the “Adviser”).

Portfolio Manager

Name	Portfolio Manager of the Portfolio Since	Title
Timothy Pettee	2008	Senior Vice President, and Chief Investment Officer at SunAmerica

For important information about purchase and sale of Portfolio shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 37 of the Prospectus.

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Important Additional Information

Purchase and Sale of Fund Shares

Each Portfolio’s initial investment minimums generally are as follows:

	Class A, Class B and Class C Shares	Class I Shares
Minimum Initial Investment	•non-retirement account: $500 •retirement account: $250 •dollar cost averaging: $500 or $250 to open; depending on your type of account; you must invest at least $25 a month.	None
Minimum Subsequent Investment	•non-retirement account: $100 •retirement account: $25	None

You may purchase or sell shares of each Portfolio each day the New York Stock Exchange is open. You should contact your broker, financial advisor or financial institution, or, if you hold your shares through the Portfolio, you should contact the Portfolio by phone at 800-858-8850, by regular mail (SunAmerica Mutual Funds c/o BFDS, PO Box 219186, Kansas City, MO 64121-9186), by express, certified and registered mail (SunAmerica Mutual Funds c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514), or by the Internet at www.sunamericafunds.com.

Tax Information

Each Portfolio’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase a Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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Shareholder Account Information

SELECTING A SHARE CLASS

Each Portfolio offers Class A, Class B and Class C shares through this Prospectus. The Focused Equity Strategy Portfolio and Focused Balanced Strategy Portfolio also offer Class I shares through this Prospectus.

Each class of shares has its own cost structure, so you can choose the one best suited to your investment needs. An investor may purchase Class B shares up to $99,999.99 in any one purchase. Your broker or financial advisor can help you determine which class is right for you.

Class A	Class B	Class C
•Front-end sales charges, as described below. There are several ways to reduce these charges, also described below. •Lower annual expenses than Class B or Class C shares.

•No front-end sales charge; all your money goes to work for you right away.

•Higher annual expenses than Class A shares.

•Deferred sales charge on shares you sell within six years of purchase, as described below.

•Automatic conversion to Class A shares approximately eight years after purchase.

•Purchases in an amount of $100,000 or more will not be permitted. You should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances.

•No front-end sales charge; all your money goes to work for you right away.

•Higher annual expenses than Class A shares.

•Deferred sales charge on shares you sell within twelve months of purchase, as described below.

•No conversion to Class A shares.

Class I
•Offered exclusively to certain institutions. •No sales charges. •Lower annual expenses than Class A, B, or C shares.

CALCULATION OF SALES CHARGES

Class A. Sales charges are as follows:	Sales Charge		Concession to Dealers
Your Investment	% of Offering Price	% of Net Amount Invested	% of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more*	None	None	1.00%

*	Purchases of $1,000,000 or more are subject to a concession to dealers of up to 1.00%.

Investments of $1 million or more. Class A shares are offered with no front-end sales charge. However, a 1% CDSC is imposed on any shares you sell within one year of purchase and a 0.50% CDSC is charged on any shares you sell after the first year and within the second year after purchase.

Class B. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:

Years after purchase	CDSC on shares being sold
1st year	4.00%
2nd year	4.00%
3rd and 4th year	3.00%
5th year	2.00%
6th year	1.00%
7th year and thereafter	None

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Class C. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is also a CDSC of 1% on shares you sell within 12 months after purchase.

Determination of CDSC. Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

For purposes of the CDSC, we count all purchases you made during a calendar month as having been made on the FIRST day of that month.

SALES CHARGE REDUCTIONS AND WAIVERS

To receive a waiver or reduction in sales charges under the programs described below, the shareholder must notify the Portfolios’ transfer agent (the “Transfer Agent”) (or other financial intermediary through which shares are being purchased) at the time of purchase or notify the Transfer Agent at the time of redeeming shares for those reductions or waivers that apply to contingent deferred sales charges. Such notification must be provided in writing by the shareholder (or other financial intermediary through which shares are being purchased). In addition, a shareholder must provide certain information and records to the Portfolio as described below under “Information and records to be provided to the Portfolio.”

Reduced Sales Charges for Certain Investors of Class A shares. Various individuals and institutions may be eligible to purchase Class A shares at reduced sales charge rates under the programs described below. The Portfolio reserves the right to modify or to cease offering these programs at any time.

•

Rights of Accumulation. A purchaser of Portfolio shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described below) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher) amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Portfolio that were previously purchased, shares of the other classes of the same Portfolio, as well as shares of any class of any other Portfolio or of any of the other Portfolios advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

•

Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent, establishes a total investment goal in Class A shares of one or more Portfolios to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Portfolios made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.

•

Combined Purchases. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares you must inform the Transfer Agent if you have entered into a letter of intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your financial intermediary must inform the Fund at the time of your purchase of Fund shares that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify eligibility for reduced sales charges.

Waivers for Certain Investors of Class A shares. The following individuals and institutions may purchase Class A shares without front-end sales charges. The Portfolios reserve the right to modify or to cease offering these programs at any time.

•

Financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Portfolio shares in fee-based investment products under an agreement with SunAmerica Capital Services, Inc. (“SACS” or the “Distributor”). The following conditions established by the Distributor apply: (i) the financial planner, financial institution or broker-dealer has signed a supplemental selling agreement and charges its client(s) an advisory fee based on the assets under management on an annual basis; and (ii) such financial planner, financial institution or broker-dealer does not advertise that shares of the Portfolios may be purchased by clients at net asset value.

•

Participants in certain employer sponsored benefit plans. The sales charge is waived with respect to shares purchased by employer sponsored retirement plans, whether or not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that offer the Portfolio(s) as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, a Portfolio or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant record keeping or other administrative services.

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Shareholder Account Information

•	Portfolio Directors and other individuals and their families who are affiliated with SunAmerica or any Portfolio distributed by the Distributor.

•	Selling brokers and their employees and sales representatives and their families.

•	Registered Management investment companies that are advised by SunAmerica.

Waivers for Certain Investors for Class B and C shares. Under the following circumstances, the CDSC may be waived on redemption of Class B and C shares. The Portfolios reserve the right to modify or cease offering these programs at any time without prior notice.

•	Within one year of the shareholder’s death or becoming legally disabled (individually and spousal joint accounts only).

•

Taxable distributions to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Fund Services, Inc. serves as fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

•	To make payments through the Systematic Withdrawal Plan (subject to certain conditions).

•

Eligible participant distributions from employer-sponsored retirement plans that meet the eligibility criteria set forth above under “Waivers For Certain Investors for Class A Shares.” such as distributions due to death, disability, financial hardship, loans, retirement and termination of employment, or any return of excess contributions.

•	Involuntary redemptions (e.g., closing of small accounts described under Shareholder Account Information).

Other Sales Charge Arrangements and Waivers. The Portfolios and the Distributor offer other opportunities to purchase shares without sales charges under the programs described below. The Portfolios reserve the right to modify or cease offering these programs at any time without prior notice.

•

Dividend Reinvestment. Dividends and/or capital gains distributions received by a shareholder from the Portfolio will automatically be reinvested in additional shares of the same Portfolio and share class without imposition of a sales charge, at the net asset value per share in effect on the payable date. Alternatively, dividends and distributions may be reinvested in any retail fund distributed by SACS. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options.

•

Exchange of Shares. Shares of the Portfolios may be exchanged for the same class of shares of one or more other retail funds distributed by SACS at net asset value per share at the time of exchange. Please refer to the “Additional Investor Services” in this Prospectus for more details about this program.

•

Reinstatement Privilege. Within one year of a redemption of certain Class A, Class B and Class C shares of a Portfolio, the proceeds of the sale may be invested in the same share class of any Portfolio or in the same share class of any other retail fund distributed by SACS without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).

Information and records to be provided to the Portfolio. You may be asked to provide supporting statements or other information to allow us to verify your eligibility to receive a reduction or waiver of sales charge.

For more information regarding the sales charge reductions and waivers described above, please visit our website at www.sunamericafunds.com, and select the “Additional Investor Services” hyperlink. The Portfolios’ Statement of Additional Information also contains additional information about the sales charges and certain reductions and waivers.

DISTRIBUTION AND SERVICE FEES

Class B and Class C shares of each Portfolio have their own plan of distribution pursuant to Rule 12b-1 (“Rule 12b-1”), that provides for distribution and account maintenance fees (collectively, “Rule 12b-1 Fees”) (payable to SACS) based on a percentage of average daily net assets, as follows:

Class	Distribution Fee	Account Maintenance and Service Fee
B	0.65%	None
C	0.65%	None

Because Rule 12b-1 Fees are paid out of a Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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In addition, SACS is paid a fee of 0.25% of average daily net assets of Class I shares pursuant to a Administrative and Shareholder Service Agreement as compensation for providing additional shareholder services to Class I shareholders.

OPENING AN ACCOUNT (CLASSES A, B AND C)

1.	Read this Prospectus carefully.

2.	Determine how much you want to invest. The minimum initial investment for each class of the Portfolios is as follows:

•	Non-Retirement Account: $500

•	Retirement Account: $250

•	Dollar Cost Averaging by Wire or Systematic Exchange: $500 or $250 to open; depending on your type of account; you must invest at least $25 a month

The minimum subsequent investment for the Portfolios is as follows:

•	Non-Retirement Account: $100

•	Retirement Account: $25

The minimum initial and subsequent investments may be waived for certain fee-based programs and/or group plans held in omnibus accounts.

3.	Complete the appropriate parts of the Account Application, carefully following the instructions. If you have questions, please contact your broker or financial advisor or call Shareholder Services at 800-858-8850.

4.	Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5.	Make your initial investment using the chart on the next page. You can initiate any purchase, exchange or sale of shares through your broker or financial advisor.

As part of your application, you are required to provide information regarding your personal identification that is required under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the “PATRIOT Act”). If we are unable to obtain the required information, your application will be considered to be not in good order (as described below), and it therefore cannot be processed. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this Prospectus in order to receive that day’s net asset value. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver’s license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within a reasonable time after receipt of your application, the account will not be processed and your original investment that accompanied the application will be redeemed at the then current net asset value and returned to you. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with your tax advisor for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the transfer agent.

If you invest in the Portfolio through your dealer, broker or financial adviser, your dealer, broker or financial adviser may charge you a transaction-based or other fee for its services in connection with the purchase or redemption of Portfolio shares. These fees are in addition to those imposed by the Portfolio and its affiliates. You should ask your dealer, broker or financial advisor about its applicable fees.

41

Shareholder Account Information

HOW TO BUY SHARES (CLASSES A, B AND C)

Buying Shares Through Your Financial Institution

You may generally open an account and buy Class A, B and C shares through any Financial Institution. Your Financial Institution will place your order with the Portfolio on your behalf. You may purchase additional shares in a variety of ways, including through your Financial Institution or by sending your check or wire directly to the Portfolio or its agents as described below under “Adding to an Account.” The Portfolios will generally not accept new accounts that are not opened through a Financial Institution except for accounts opened by current and former Directors and other individuals who are affiliated with, or employed by an affiliate of, the Portfolios or any fund distributed by the Distributor, selling brokers and their employees and sales representatives, family members of these individuals and certain other individuals at the discretion of the Portfolio or its agents.

Buying Shares Through the Portfolios

Opening an Account	Adding to an Account

By check

•   Make out a check for the investment amount, payable to the Portfolio or payable to SunAmerica Mutual Funds. An account cannot be opened with a Fund check.

•   Deliver the check and your completed Account Application (and Supplemental Account Application, if applicable) to:

(via regular mail)

SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

SunAmerica Mutual Funds

c/o BFDS

330 W 9th St.

Kansas City, MO 64105-1514

•   All purchases must be in U.S. dollars. Cash, money orders and/or travelers checks will not be accepted. A $25.00 fee will be charged for all checks returned due to insufficient funds.

•   Accounts can only be opened by check by a non-resident alien or on funds drawn from a non-U.S. bank if they are processed through a brokerage account or the funds are drawn from a U.S. branch of a non-U.S. bank. A personal check from an investor should be drawn from the investor’s bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.

•   Make out a check for the investment amount, payable to the specific Portfolio or payable to SunAmerica Mutual Funds. Shares cannot be purchased with a Fund check.

•   Include the stub from your Portfolio statement or a note specifying the Portfolio name, your share class, your account number and the name(s) in which the account is registered.

•   Indicate the Portfolio and account number in the memo section of your check.

•   Deliver the check and your stub or note to your broker or financial adviser, or mail them to:

(via regular mail)

SunAmerica Mutual Funds

c/o BFDS

P.O. Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

SunAmerica Mutual Funds

c/o BFDS

330 W 9th St.

Kansas City, MO 64105-1514

By wire

•   Fax your completed application to SunAmerica Fund Services, Inc. at 816-218-0519.

•   Obtain your account number by calling Shareholder Services at 800-858-8850.

•   Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

Boston, MA

ABA #0110-00028

DDA #99029712

ATTN:   (Include Name of Portfolio and Share Class).

FBO:       (Include account number & name(s) in which the account is registered).

Your bank may charge a fee to wire funds.

•   Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

Boston, MA

ABA #0110-00028

DDA #99029712

ATTN:   (Include Name of Portfolio and Share Class).

FBO:       (Include account number & names in which the account is registered).

Your bank may charge a fee to wire funds.

To open or add to an account using dollar cost averaging, see “Additional Investor Services.”

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HOW TO SELL SHARES (CLASSES A, B AND C)

Selling Shares Through Your Financial Institution

You can sell shares through your Financial Institution or through the Portfolios as described below under “Selling Shares Through the Portfolios.” Shares held for you in your Financial Institution’s name must be sold through the Financial Institution.

Selling Shares Through the Portfolios

By mail

Send your request to:

(via regular mail)

SunAmerica Mutual Funds

c/o BFDS PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)
SunAmerica Mutual Funds
c/o BFDS

330 W 9th St.

Kansas City, MO 64105-1514

Your request should include:

• Your name

• Portfolio name, share class and account number

• The dollar amount or number of shares to be redeemed

• Any special payment instructions,

• The signature of all registered owners exactly as the account is registered, and

• Any special documents required to assure proper authorization

On overnight mail redemptions a $15 fee will be deducted from your account.

By phone
• Call Shareholder Services at 800-858-8850 between 8:30 a.m. and 6:00 p.m. (Eastern Time) on most business days. • Or, for automated 24-hour account access call FastFacts at 800-654-4760.

By wire

If banking instructions exist on your account, this may be done by calling Shareholder Services at 800-858-8850 between 8:30 a.m. and 6:00 p.m. (Eastern Time) on most business days. Otherwise, you must provide, in writing, the following information:

• Portfolio name, share class and account number you are redeeming

• Bank or financial institution name

• ABA routing number, and

• Account registration

If the account registration at your bank is different than your account at SunAmerica, your request must be medallion guaranteed. A notarization is not acceptable.

Minimum amount to wire money is $250. A $15 fee per fund will be deducted from your account.

By Internet
Visit our website at www.sunamericafunds.com, and select the “View Your Account” hyperlink (generally not available for retirement accounts).	Proceeds for all transactions will normally be sent on the business day after the trade date. Additional documents may be required for certain transactions.

To sell shares through a systematic withdrawal plan, see “Additional Investor Services.”

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Shareholder Account Information

Certain Requests Require A Medallion Guarantee:

To protect you and the Portfolio from fraud, the following redemption requests must be in writing and include a medallion guarantee (although there may be other situations that also require a medallion guarantee) if:

•	Redemptions of $100,000 or more

•	The proceeds are to be payable other than as the account is registered

•	The redemption check is to be sent to an address other than the address of record

•	Your address of record has changed within the previous 30 days

•	Shares are being transferred to an account with a different registration

•	Someone (such as an Executor) other than the registered shareholder(s) is redeeming shares. (additional documents may be required).

You can generally obtain a medallion guarantee from the following sources:

•	A broker or securities dealer

•	A federal savings, cooperative or other type of bank

•	A savings and loan or other thrift institution

•	A credit union

•	A securities exchange or clearing agency

A notary public CANNOT provide a medallion guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS I)

Class I shares of the Portfolios are offered exclusively for sale to certain trust institutions, bank trust departments, group plans and employee plans that have an agreement with SACS to sell Class I shares. Inquiries regarding the purchase, redemption or exchange of Class I shares or the making or changing of investment choices should be directed to your financial adviser or plan administrator.

TRANSACTION POLICIES (ALL FUNDS AND ALL CLASSES)

Valuation of shares. The net asset value per share (NAV) for each Portfolio and class is determined at least daily as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00p.m. Eastern Time). The Portfolio calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Directors in the event that the Portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading. Securities for which market quotations are not readily available, or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board of Directors. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. The fair value of all other assets is added to the value of securities to arrive at the Portfolio’s total assets. The value of any shares of open-end funds held by the Portfolios will be calculated using the NAV of such funds. The Prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of fair value pricing.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price at the close of such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be fair value of the securities as of the close of regular trading on the NYSE. The Portfolios may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities the Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Buy and sell prices. When you buy Class A, B and C shares, you pay the NAV plus any applicable sales charges, as described above. When you sell Class A, B and C shares, you receive the NAV minus any applicable CDSCs. When you buy Class I shares, you pay the NAV. When you sell Class I shares, you receive the NAV.

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Execution of requests. Each Portfolio is open on those days when the NYSE is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Portfolio receives your request in good order. A purchase, exchange or redemption order is in “good order” when a Fund, SACS and/or its agent, receives all required information, including properly completed and signed documents. If the Portfolio or the Transfer Agent receives your order before the Portfolio’s close of business (generally 4:00 p.m., Eastern Time), you will receive that day’s closing price. If the Portfolio or the Transfer Agent receives your order after that time, you will receive the next business day’s closing price. The Portfolios reserve the right to reject any order to buy shares.

Certain qualified Financial Institutions may transmit an investor’s purchase or redemption order to the Portfolio’s Transfer Agent after the close of regular trading on the NYSE on a Fund business day, on the day the order is received from the investor, as long as the investor has placed his order with the Financial Institution by the close of regular trading on the NYSE on that day. The investor will then receive the NAV of the Portfolio’s shares determined by the close of regular trading on the NYSE on the day the order was placed with the qualified Financial Institution. Orders received after such time will not result in execution until the following Fund business day. Financial Institutions are responsible for instituting procedures to insure that purchase and redemption orders by their respective clients are processed expeditiously.

The payment of proceeds may generally not be postponed for more than seven days, except when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission (“SEC”). The Portfolios and their agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to: (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations; (ii) where a Portfolio or its agents detect suspicious activity or suspect fraudulent or illegal activity; or (iii) when notice have been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

Each Portfolio may invest in Underlying Funds that invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. As a result, the value of the Underlying Fund’s shares, and consequently the value of the Portfolio’s shares, may change on days when you will not be able to purchase or redeem your shares.

If a Portfolio determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment of redemption proceeds wholly or partly in cash, the Portfolio may pay the redemption price by a distribution in kind of securities from the Portfolio in lieu of cash.

At various times, a Portfolio may be requested to redeem shares for which it has not yet received good payment. The Portfolio may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

Telephone transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Portfolio is responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Exchanges. You may exchange shares of the Portfolio for shares of the same class of any other retail fund distributed by SACS. Before making an exchange, you should review a copy of the prospectus of the portfolio into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under “Additional Investor Services.”

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange.

A Portfolio may change or cancel its exchange privilege at any time, upon 60 days’ written notice to its shareholders. The Portfolios at all times also reserve the right to restrict, reject or cancel any exchange transactions, for no reason or any reason, without notice. For example, the Portfolios may refuse any sale of Portfolio shares through an exchange by any investor or group if, in the Portfolio’s judgment, the trade: (1) may interfere with the efficient management of the Portfolio’s portfolio; (2) may appear to be connected with a strategy of market timing (as described below in the “Market Timing Trading Policies and Procedures” section); or (3) may have the potential of otherwise adversely affecting the Portfolio. In making a decision to reject an exchange request, the Portfolio may consider, among other factors, the investor’s trading history in the Portfolio and in other SunAmerica Funds.

45

Shareholder Account Information

Rejected exchanges. If a Portfolio rejects an exchange request involving the purchase of Portfolio shares, the rejected exchange request will also mean that there will be no sale of the shares that would have been used for the exchange purchase. Of course, you may generally redeem shares of the Portfolio at any time, subject to any applicable redemption fees or CDSCs.

Certificated shares. The Portfolios do not issue certificated shares.

Portfolio holdings. A schedule of the Portfolios’ holdings, current as of quarter-end, will be available on the Fund’s website no earlier than 15 days after the end of each quarter. This information will remain available on the website at least until updated for the next quarter or until each Fund files with the SEC its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Fund’s website at www.sunamericafunds.com or by calling 800-858-8850, ext. 6003. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available in the Statement of Additional Information.

MARKET TIMING TRADING POLICIES AND PROCEDURES

Market timing policies. The Portfolios discourage excessive or short-term trading, often referred to as “market timing,” and seek to restrict or reject such trading or take other action, as described below, if in the judgment of a Portfolio or any of its service providers, such trading may interfere with the efficient management of the Portfolio’s portfolio, may materially increase the Portfolio’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Portfolio and its shareholders. The Portfolios’ Boards of Directors has determined that the Portfolios should not serve as vehicles for frequent trading, and has adopted policies and procedures with respect to such trading, which are described in this section.

All Portfolio shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Portfolios’ transfer agent. While the Portfolios’ expectation is that the market timing policies will be enforced by Financial Intermediaries pursuant to the Portfolios’ prospectuses, the Portfolios may be limited in their ability to monitor the trading activity or enforce the Portfolio’s market timing trading policies and procedures with respect to certain customers of Financial Intermediaries. For example, a Portfolio may not be able to detect market timing that may be facilitated by Financial Intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

Risks from market timers. Depending on various factors, including the size of a Portfolio, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, excessive or short-term trading may interfere with the efficient management of the Portfolio’s portfolio, increase the Portfolio’s transactions costs, administrative costs and taxes and/or impact Portfolio performance.

In addition, if the nature of a Portfolio’s portfolio holdings expose the Portfolio to investors who engage in the type of excessive or short-term trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the net asset value of the fund’s shares, sometimes referred to as “arbitrage market timing,” there is the possibility that such trading, under certain circumstances, may dilute the value of Portfolio shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net delays between the change in the value of a mutual fund’s portfolio holdings and the net asset value of the fund’s shares. Arbitrage market timers may seek to exploit such delays between the change in the value of a mutual fund’s portfolio holdings and the net asset value of the fund’s shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. As of January 31, 2011, Focused Equity Strategy Portfolio, Focused Multi-Asset Strategy Portfolio and Focused Balanced Strategy Portfolio invest in Underlying Funds that hold significant investments in foreign securities, and thus such Underlying Funds may be susceptible to this type of arbitrage. Also, market timers may seek to exploit funds that hold significant investments in small-cap companies and high-yield (“junk”) bonds, which may not be frequently traded. The Focused Equity Strategy Portfolio, Focused Multi-Asset Strategy Portfolio, and Focused Balanced Strategy Portfolio invest in Underlying Funds that have a principal investment technique that involves investing in, or may have significant investments in, small-cap companies, and thus such Underlying Funds may be susceptible to this type of arbitrage. The Focused Fixed Income and Equity and Focused Fixed Income Strategy Portfolio invest in Underlying Funds that either have a principal investment technique that involves investing in, or may have significant investments in, high-yield (“junk”) bonds, and thus such Underlying Funds may be susceptible to this type of arbitrage. Because the Portfolios are Funds of Funds, they may be affected indirectly by the activities of market timers in the underlying portfolios, as described in this paragraph. However, the effect on a Portfolio from market timing in any one of the underlying portfolios would be proportional to that underlying portfolio’s representation in the aggregate investments of the Portfolio. The Portfolios have adopted certain fair valuation practices intended to protect the Portfolios from arbitrage market timing and other trading practices that seek to exploit variations in valuation that arise from the nature of the securities held by the Portfolios. However, to the extent a Portfolio’s NAV does not immediately reflect a change in market conditions, short-term trading may dilute the value of the Portfolio’s shares.

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Market timing procedures. The Portfolio’s procedures include committing staff of the Portfolios’ shareholder services agent to monitor trading activity in the Portfolios on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to a Portfolio. Factors considered in the monitoring process include, but may not be limited to, the frequency of transactions by the financial intermediary, the Portfolio’s investment objective, the size of the Portfolio and the dollar amount of the transaction. In the event that such trading activity is identified and based on the information the Portfolio and its service providers in their sole discretion conclude that the trading may be detrimental to the Portfolio, the Portfolios reserve the right to temporarily or permanently bar your future purchases into SunAmerica funds or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).

The Portfolios’ distributor has entered into agreements with Financial Intermediaries that maintain omnibus accounts with the Portfolios pursuant to which the Financial Intermediary undertakes to provide certain information to the Portfolios, including trading information, and also agrees to execute certain instructions from the Portfolios in connection with the Portfolio’s market timing policies. In certain circumstances, a Portfolio may rely upon the policy of a Financial Intermediary to deter short-term or excessive trading if the Portfolio believes that the policy of such intermediary is reasonably designed to detect and deter transactions that are not in the best interest of the Portfolio. A Financial Intermediary’s policy relating to short-term or excessive trading may be more or less restrictive that the Portfolio’s policy.

A Portfolio may also accept undertakings by a Financial Intermediary to enforce excessive or short-term trading policies on behalf of the Portfolio using alternative techniques, to the extent such techniques provide a substantially similar level of protection for the Portfolio against such transactions. For example, certain Financial Intermediaries may have contractual or legal restrictions that prevent them from blocking an account. In such instances, the insurance company may use alternate techniques that the Portfolio considers to be a reasonable substitute for such a block.

Though the implementation of the Portfolios’ procedures involve judgments that are inherently subjective and involve some selectivity in their application, the Portfolios and their service providers seek to make judgments that are consistent with the interests of the Portfolios’ shareholders. There is no assurance that the Portfolio or its service providers will gain access to any or all information necessary to detect market timing. While the Portfolio will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Portfolio cannot represent that such trading activity can be completely eliminated.

Revocation of market timing trades. Transactions placed in violation of the Portfolio’s market timing trading policies are not necessarily deemed accepted by the Portfolio and may be rejected or revoked by the Portfolio on the next Fund business day following receipt by the Portfolio.

ADDITIONAL INVESTOR SERVICES (CLASSES A, B AND C)

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial advisor, or call Shareholder Services at 800-858-8850.

Dollar Cost Averaging lets you make regular investments from your bank account to any Portfolio or other retail fund distributed by SACS. You determine the frequency and amount of your investments, and you can terminate your participation at any time. Dollar cost averaging does not assure a profit or protect against loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.

Systematic Withdrawal Plan may be used for periodic withdrawals from your account. The periodic withdrawal amount may be determined either by specifying a fixed dollar amount, or by specifying a percentage of your account assets. The periodic withdrawal amount may not exceed 12% per year based on the value of your account at the time the Plan is established or at the time of withdrawal. To use the Systematic Withdrawal Plan:

•	Make sure you have at least $5,000 worth of shares in your account.

•

Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same portfolio is not advantageous to you, because of sales charges and taxes).

•

Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50 although this may be waived at the Adviser’s discretion.

•	Determine the schedule: monthly, quarterly, semi-annually, annually or certain selected months.

•	Make sure your dividends and capital gains are being reinvested.

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Shareholder Account Information

Systematic Exchange Program may be used to exchange shares of a Portfolio periodically for the same class of shares of one or more other retail funds distributed by SACS. To use the Systematic Exchange Program:

•	Specify the Portfolio(s) from which you would like money withdrawn and into which you would like money invested.

•	Determine the schedule: monthly, quarterly, semi-annually, annually or certain selected months.

•	Specify the amount(s). Each exchange must be worth at least $50 although this may be waived at the Adviser’s discretion.

•	Accounts must be registered identically; otherwise a medallion guarantee will be required.

Retirement Plans. SunAmerica Mutual Funds offers a range of qualified retirement plans, including IRAs, SIMPLE IRAs, Roth IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual (k) plan, and other pension, educational and profit-sharing plans. Using these plans, you can invest in the Portfolios or in any other fund distributed by SACS. To find out more, call Retirement Plans at 800-858-8850, extension 6074.

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

Account Mailings:

Account statements. Generally, account statements are mailed to dealers and shareholders on a quarterly basis.

Transaction confirmations. Generally, you will receive an account confirmation:

•	after every transaction that affects your account balance (except a dividend reinvestment, automatic purchase or automatic redemption of systematic exchange); and

•	after any change(s) of name or address of the registered owner(s), or after certain account option changes.

IRS tax forms. Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, mailed by January 31st. These mailings apply to accounts opened through a Portfolio. Accounts opened through a broker/dealer firm will receive statements from that financial institution.

Prospectuses, Annual and Semi-annual Reports. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our website at www.sunamericafunds.com, and select the “Go Paperless” hyperlink (Note: this option is only available to accounts opened through a Portfolio.).

Dividends. The Portfolios generally distribute most or all of their net earnings in the form of dividends. The amount of dividends of net investment income and distributions of net realized long- and short-term capital gains payable to shareholders will be determined separately for each Portfolio. Dividends from the net investment income of the Focused Fixed Income and Equity Strategy Portfolio and Focused Balanced Strategy Portfolio will normally be declared and paid quarterly. Dividends from the net investment income of the Focused Multi-Asset Strategy Portfolio and the Focused Equity Strategy Portfolio will normally be declared and paid annually. Dividends from the net investment income of the Focused Fixed Income Strategy Portfolio will normally be declared daily and paid quarterly. Each of the Portfolios reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Dividend reinvestments. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any other fund distributed by SACS. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial advisor or call Shareholder Services at 800-858-8850 to change dividend and distribution payment options. The per share dividends on Class I shares will generally be higher than the per share dividends on Class A, Class B and Class C shares of the same Portfolio as a result of the fact that Class I shares are not subject to any distribution or service fee.

Taxability of dividends. As long as a Portfolio meets the requirements for being a tax-qualified regulated investment company, which each Portfolio intends to do, it pays no federal income tax on the earnings that it distributes to shareholders.

However, dividends you receive from a Portfolio, whether reinvested or taken as cash, are generally considered taxable. Distributions of a Portfolio’s long-term capital gains are taxable as capital gains regardless of how long you held the Portfolio’s shares; dividends from other sources are generally taxable as ordinary income. For taxable years beginning before January 1, 2013, distributions of investment income reported by a Portfolio as derived from “qualified dividend income” are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, a Portfolio must meet holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to a Portfolio’s shares for the lower tax rates to apply.

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Some dividends paid in January, if declared in the previous quarter, will be taxable as if they had been paid during the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The IRS Form 1099 that is mailed to you every January details your dividends and their federal income tax category, although you should verify your tax liability with your tax adviser.

As qualified plans, the employee retirement plans that invest in Class I generally pay no federal income tax. Individual participants in the plans should consult their plan documents and their own tax advisers for information on the tax consequences associated with participating in the plans.

“Buying into a dividend.” You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

Taxability of transactions. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares of the same Portfolio.

Other tax considerations. If you are neither a resident nor a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, the Portfolios must withhold 28% of your distributions and redemption proceeds if you have not provided a correct taxpayer identification number or social security number.

This section summarizes some of the consequences under current U.S. federal income tax law of an investment in a Portfolio. It is not a substitution for professional tax advice. Consult your tax advisor about the potential tax consequences of an investment in a SunAmerica Focused Strategy Portfolio under all applicable laws.

Small accounts (other than Class I). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Portfolio may close out your account and mail you the proceeds. Alternatively, you may be charged at the annual rate of $24 to maintain your account. Your account will not be closed if its drop in value is due to Portfolio performance or the effects of sales charges, or administrative fees (for retirement plans only). Certain minimum balance requirements may be waived at the Adviser’s discretion.

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More Information About the Portfolios

INVESTMENT

STRATEGIES AND RISKS

Each SunAmerica Focused Strategy Portfolio has an investment goal and a strategy for pursuing it. The chart summarizes information about each SunAmerica Focused Strategy Portfolio’s investment approach. Following this chart is a glossary that further describes the investment and risk terminology that we use. Please review the glossary in conjunction with this chart.

The investment goals of each Portfolio may be changed without shareholder approval.

A Portfolio’s exposure to the risks that may affect an Underlying Fund will depend on the percentage of the Portfolio’s allocation to such Fund at any given time. The Portfolio’s risk exposure will increase as the level of allocation increases. For more information about the risks that affect an Underlying Fund, please refer to the prospectus for that Fund. More information about the Underlying Funds can also be found on pages 52-54.

	Focused Balanced Strategy Portfolio	Focused Equity Strategy Portfolio
What is the Portfolio’s investment goal?	Growth of capital and conservation of principal	Growth of capital
What principal investment strategy does the Portfolio use to implement its investment goal?	Fund of funds focusing in equities and fixed income securities	Fund of funds focusing in equities
What are the Portfolio’s principal investment techniques?	Allocation of assets among (i) a combination of funds within SunAmerica Series, Inc., SunAmerica Income Funds, SunAmerica Equity Funds and in the SunAmerica Senior Floating Rate Fund, Inc., investing in equity and fixed income securities, and (ii) the SunAmerica Alternative Strategies Fund.	Allocation of assets among (i) a combination of funds within SunAmerica Series, Inc., SunAmerica Income Funds and SunAmerica Equity Funds, investing in equity and fixed income securities, and (ii) the SunAmerica Alternative Strategies Fund. At least 80% of the Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in Underlying Funds that invest primarily in equity securities.
What are the Underlying Funds’ principal investments?

•Equity securities

•Bonds/fixed income securities

•Foreign securities

•U.S. government securities

SunAmerica Alternative Strategies Fund principal investments:

•Commodity-linked derivative instruments

•Hedge-fund linked derivative instruments

•Exchange-traded funds

•Managed futures instruments

•U.S. government securities

•Equity securities

•Foreign securities

SunAmerica Alternative Strategies Fund principal investments:

•Commodity-linked derivative instruments

•Hedge-fund linked derivative instruments

•Exchange-traded funds

•Managed futures instruments

•U.S. government securities

What other types of securities may the Underlying Funds normally invest in as part of efficient portfolio management and which may produce some income?	•Short-term investments •Defensive investments •Options and futures •Special situations •Senior floating rate loans	•Short-term investments •Defensive investments •Options and futures •Special situations
What risks may affect the Portfolio (directly or by investing in the Underlying Funds)?

Principal risks:

•Management risks

•Stock market volatility

•Securities selection

•Small and mid market capitalization companies

•Bond market volatility

•Interest rate fluctuations

•Prepayment

•U.S. government securities

•Disciplined strategy

•Active trading

•SunAmerica Alternative Strategies Fund principal risks

Non-principal risks:

•Credit quality

•Hedging

•Derivatives

•Foreign exposure

•Energy markets risks

•Illiquidity

•SunAmerica Alternative Strategies Fund non-principal risks

Principal risks:

•Management risks

•Stock market volatility

•Securities selection

•Foreign exposure

•Small and mid market capitalization companies

•Active trading

•SunAmerica Alternative Strategies Fund principal risks

Non-principal risks:

•Credit quality

•Emerging markets

•Hedging

•Derivatives

•SunAmerica Alternative Strategies Fund non-principal risks

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Focused Fixed Income and Equity Strategy Portfolio	Focused Fixed Income Strategy Portfolio	Focused Multi-Asset Strategy Portfolio
Current income with growth of capital as a secondary objective	Current income	Growth of capital
Fund of funds focusing in fixed income securities, and secondarily, in equities	Fund of funds focusing in fixed income securities	Fund of funds focusing in equities and fixed income securities

Allocation of assets among a combination of Funds within SunAmerica Series, Inc., SunAmerica Income Funds, SunAmerica Equity Funds and in the SunAmerica Senior Floating Rate Fund, Inc., investing in equity and fixed income securities. At least 80% of the Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in Underlying Funds that invest primarily in fixed income and/or equity securities.

	Allocation of assets among a combination of funds within SunAmerica Series, Inc., SunAmerica Income Funds, SunAmerica Equity Funds and in the SunAmerica Senior Floating Rate Fund, Inc., investing in equity and fixed income securities. At least 80% of the Portfolio’s net assets, plus any borrowings for investment purposes, will be invested in Underlying Funds that invest primarily in fixed income securities.	Allocation of assets among (i) a combination of funds within SunAmerica Series, Inc., SunAmerica Income Funds and SunAmerica Equity Funds, investing in equity and fixed income securities, and (ii) the SunAmerica Alternative Strategies Fund.
•Bonds/fixed income securities •U.S. government securities •Equity securities •Foreign securities	•Bonds/fixed income securities •U.S. government securities •Senior floating rate loans

•Equity securities

•Foreign securities

•Bonds/fixed income securities

•U.S. government securities

SunAmerica Alternative Strategies Fund principal investments:

•Commodity-linked derivative instruments

•Hedge-fund linked derivative instruments

•Exchange-traded funds

•Managed futures instruments

•U.S. government securities

•Short-term investments •Defensive investments •Options and futures •Special situations •Senior floating rate loans	•Short-term investments •Defensive investments •Options and futures •Special situations	•Short-term investments •Defensive investments •Options and futures •Special situations •Senior floating rate loans

Principal risks:

•Management risks

•Bond market volatility

•Interest rate fluctuations

•Prepayment

•U.S. government securities

•Stock market volatility

•Securities selection

•Foreign exposure

•Active trading

Non-principal risks:

•Small and mid market capitalization companies

•Illiquidity

•Hedging

•Derivatives

•IPO risk

Principal risks:

•Management risks

•Bond market volatility

•Interest rate fluctuations

•Prepayment

•U.S. government securities

•Stock market volatility

•Securities selection

•Active trading

Non-principal risks:

•Credit quality

•Illiquidity

•Hedging

Principal risks:

•Management risks

•Stock market volatility

•Securities selection

•Foreign exposure

•Small and mid market capitalization companies

•Bond market volatility

•Interest rate fluctuations

•U.S. government securities

•Active trading

•SunAmerica Alternative Strategies Fund principal risks

Non-principal risks:

•Credit quality

•Emerging markets

•Hedging

•Derivatives

•Prepayment

•Illiquidity

•Technology companies

•SunAmerica Alternative Strategies Fund non-principal risks

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More Information About the Portfolios

A “Growth” Oriented Philosophy—that of investing in securities believed to offer the potential for long-term growth of capital—focuses on securities considered to have a historical record of above-average earnings growth rate; to have significant potential for earnings growth; to have above-average earnings growth or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand.

A “Value” Oriented Philosophy is that of investing in securities believed to be undervalued in the market. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have attractive valuations (e.g., as measured by low price earnings ratios) and that may have generally been overlooked by the market.

INFORMATION ABOUT THE UNDERLYING FUNDS

The Underlying Funds have been selected to represent a reasonable spectrum of investment options for each Portfolio. SunAmerica has based the target investment percentages listed under the “Portfolio Highlights” section for each Portfolio on the degree to which the SunAmerica believes the Underlying Funds, in combination, to be appropriate for each Portfolio’s investment objective. The table below lists the Underlying Funds in which each Portfolio invested as of the date listed below. SunAmerica reserves the right to change these asset allocations from time to time and to invest in other funds not listed in the table below without notice to investors.

As of January 31, 2011, the Portfolios’ assets were allocated as follows:

	Focused Balanced Strategy Portfolio	Focused Equity Strategy Portfolio	Focused Fixed Income and Equity Strategy Portfolio	Focused Fixed Income Strategy Portfolio	Focused Multi-Asset Strategy Portfolio
Focused Large-Cap Growth Portfolio	12.04%	22.87%	4.74%	—	7.02%
Focused Small-Cap Growth Portfolio	4.99%	12.63%	—	—	6.00%
Focused Small-Cap Value Portfolio	6.13%	12.21%	—	—	4.16%
Focused Growth and Income Portfolio	7.05%	—	—	—	—
Focused Growth Portfolio	4.90%	9.84%	4.51%	—	—
Focused Technology Portfolio	—	2.62%	—	—	3.54%
Focused StarALPHA Portfolio	—	—	20.53%	—	5.20%
Focused Dividend Strategy	11.95%	9.81%	—	—	—
Strategic Value Portfolio	5.02%	7.53%	—	—	—
International Equity Fund	3.07%	7.50%	—	—	10.00%
International Small Cap	—	—	—	—	9.85%
Value Fund	4.99%	14.99%	4.73%		5.88%
GNMA Fund	18.53%		27.79%	45.59%	5.02%
Strategic Bond Fund	2.12%	—	—	4.74%	6.71%
U.S. Government Securities Fund	3.83%	—	37.70%	45.37%	4.80%
Senior Floating Rate Fund	—	—	—	4.30%	1.58%
Alternative Strategies Fund	15.38%	—	—	—	30.24%

Total	100%	100%	100%	100%	100%

The following chart sets forth the principal investment strategies and techniques of the Underlying Funds in which the SunAmerica Focused Asset Allocation Strategy Portfolios currently intend to invest. The Adviser may change the particular Underlying Funds from time to time:

Portfolio	Investment Goal	Principal Investment Strategy	Principal Investment Techniques

Focused Large-Cap Growth Portfolio	Long-term Growth of Capital	Growth and Focus	Active trading of equity securities selected on the basis of growth criteria. At least 80% of the Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in large-cap companies.

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A Focused strategy is one in which an Adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers’ “highest confidence” stocks exceeds that of their more diversified portfolios. The Focused Large-Cap Growth Portfolio, Focused Growth Portfolio, Focused Small-Cap Growth Portfolio, Focused Large-Cap Value Portfolio, Focused Small-Cap Value Portfolio, Focused Growth and Income Portfolio and Focused Technology Portfolio will generally hold between 30 to 50 securities, although an Adviser may, in its discretion, hold less than 30 securities. Each Adviser to the Focused StarALPHA Portfolio will generally invest in up to 10 securities and this Portfolio will generally hold 30 to 50 securities depending on the number of Advisers that it employs. The Focused Dividend Strategy Portfolio will generally hold up to 30 securities. Examples of when a Portfolio may hold more than the specified number of securities include, but are not limited to, re-balancing or purchase and sale transactions, including where a new subadviser is selected to manage a Portfolio or a portion of a Portfolio’s assets. Each Adviser may invest in additional financial instruments for the purpose of cash management or to hedge a security portfolio position.

Market Capitalization represents the total market value of the outstanding securities of a corporation.

Portfolio	Investment Goal	Principal Investment Strategy	Principal Investment Techniques

Focused Small-Cap Growth Portfolio	Long-term Growth of Capital	Growth and Focus	Active trading of equity securities selected on the basis of growth criteria. At least 80% of the Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in small-cap companies with characteristics similar to those contained in the Russell 2000 Growth Index.

Focused Growth Portfolio	Long-term Growth of Capital	Growth and Focus	Active trading of equity securities selected on the basis of growth criteria, without regard to market capitalization.

Focused Small-Cap Value Portfolio	Long-term Growth of Capital	Value and Focus	Active trading of equity securities selected on the basis of value criteria. At least 80% of the Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in small-cap companies with characteristics similar to those contained in the Russell 2000 Value Index.

Focused Growth and Income Portfolio	Long-term Growth of Capital and Current Income	Growth, Value and Focus	Active trading of equity securities selected to achieve a blend of growth companies, value companies and companies that the advisers believe have elements of growth and value, issued by large-cap companies, including those that offer the potential for a reasonable level of current income. Each adviser may emphasize either a growth orientation or a value orientation at any particular time.

Focused StarALPHA Portfolio	Total Return	Focus	Active trading of equity securities selected on the basis of company fundamentals, without regard to investment style or market capitalization.

Focused Technology Portfolio	Long-term growth of capital	Growth and Focus	Active trading of equity securities of companies that offer the potential for long-term growth of capital and that the Adviser believes will benefit significantly from technological advances or improvements, without regard to market capitalization. Under normal market conditions, at least 80% of the Portfolio’s net assets plus any borrowing for investment purposes will be invested in such securities.

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More Information About the Portfolios

Portfolio	Investment Goal	Principal Investment Strategy	Principal Investment Techniques

Focused Dividend Strategy Portfolio	Total Return (including Capital Appreciation and Current Income)	Value	Employs a “buy and hold” strategy with up to thirty high dividend yielding equity securities selected annually from the Dow Jones Industrial Average and broader market. At least 80% of the Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in dividend yielding equity securities.

Strategic Value Portfolio	Long-term Growth of Capital	Value	Employs a “buy and hold” strategy with securities selected annually from the Russell 3000 Value Index. The portfolio manager selects securities through extensive quantitative research, which includes the use of a multi-factor model that the portfolio manager employs to identify and rank companies within the Russell 3000 Value Index.

U.S. Government Securities Fund	High Current Income consistent with relative safety of capital	Fixed income investing	Active trading of U.S. government securities without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, will be invested in such securities.

GNMA Fund	Current Income, with Capital Appreciation as a secondary objective	Fixed income investing	Active trading of mortgage-backed securities issued or guaranteed by the Government National Mortgage Association (GNMA) without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, will be invested in such securities. The Fund may also invest in other types of U.S. government securities.

High Yield Bond Fund	High level of Total Return	Fixed income investing	Active trading of below-investment grade U.S. and foreign junk bonds (rated below Baa by Moody’s and below BBB by Standard & Poor’s) without regard to the maturities of such securities and bank debt. Under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, will be invested in such below- investment grade bonds.

Strategic Bond Fund	High level of Total Return	Fixed income investing	Active trading of a broad range of bonds, including both investment grade and non-investment grade U.S. and foreign bonds (which may include “junk bonds”), U.S. government and agency obligations and mortgage-backed securities, without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, will be invested in bonds.

SunAmerica Value Fund	Long-term Growth of Capital	Value	Active trading of equity securities selected on the basis of value criteria, issued by companies of any market capitalization, that offer potential for long-term growth of capital.

SunAmerica International Equity Fund	Capital Appreciation	International	Active trading of equity securities and other securities with equity characteristics of non-U.S. issuers located in a number of different countries other than the United States and selected without regard to market capitalization. At least 80% of the Fund’s assets, plus any borrowing for investment purposes, will be invested in equity securities.

SunAmerica International Small-Cap Fund	Long-Term Capital Appreciation	International	Active trading of equity and equity-related securities of non-U.S. small-cap companies throughout the world, including emerging market countries. Under normal circumstances, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in such securities.

SunAmerica Senior Floating Rate Fund, Inc.	High level of Current Income as is consistent with the Preservation of Capital	Investing in senior secured floating rate loans	Investing, under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, in senior secured floating rate loans and other institutionally traded secured floating rate debt obligations. The Fund may also purchase investment grade fixed income debt securities and money market instruments.

SunAmerica Alternative Strategies Fund	Long-term Total Return	Alternative Strategy	Actively managed quantitative investment process to provide commodity and hedge fund exposure, employing a managed futures strategy and by investing in U.S. Government securities and other fixed income securities.

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GLOSSARY

The two best-known debt rating agencies are Standard & Poor’s Ratings Services, a Division of the McGraw-Hill Companies, Inc., and Moody’s Investors Service, Inc. “Investment grade” refers to any security rated “BBB” or above, by Standard & Poor’s or “Baa” or above by Moody’s, or determined to be of comparable quality by the adviser to the Underlying Fund.

INVESTMENT AND OTHER TERMINOLOGY

Active trading means that an Underlying Fund may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because an Underlying Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by an Underlying Fund and could affect your performance. During periods of increased market volatility, active trading may be more pronounced.

Acquired fund fees and expenses are expenses incurred indirectly by a Portfolio as a result of the investments in shares of one or more “acquired funds,” as defined in the registration form applicable to the Fund, which generally includes investments in other mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties.

A balanced portfolio is comprised of a balanced mix of debt (bonds and other fixed income securities) and equity securities.

Bonds and other fixed income securities provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible securities, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. An investment grade fixed income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the adviser to the Underlying Fund). A high yield bond (commonly known as “junk bond”) is a high risk bond that does not meet the credit quality standards of investment grade securities.

Capital appreciation is growth of the value of an investment.

Commodity-linked derivatives are derivative instruments, the value of which is linked to the price movement of a commodity, including commodity futures and commodity options.

A commodity-linked note is a derivative instrument that has characteristics of a debt security and of a commodity-linked derivative. It typically provides for interest payments and a principal payment at maturity linked to the price movement of a commodity, commodity index or commodity futures or option contract.

Conservation of principal is a goal which aims to invest in a manner that tries to protect the value of your investment against market movements and other economic events.

Convertible securities are bonds or preferred stocks that may be exchanged for common stock of the same or a different company.

Currency transactions include the purchase and sale of currencies to facilitate securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates.

Current income is money that is received on an ongoing basis from investments.

Defensive investments include high quality fixed income securities and money market instruments. The Underlying Funds may make temporary defensive investments in response to adverse market, economic, political or other conditions. Each Portfolio may also make temporary defensive investments, but only in securities qualifying as short-term investments. When a Portfolio or the Underlying Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, the Portfolio may not achieve its investment goal.

A derivative is a financial instrument, such as an option or a future, whose value is based on the performance of an underlying asset or an external benchmark, such as an index.

Disciplined strategy: The Focused Dividend Strategy Portfolio and SunAmerica Strategic Value Portfolio will not deviate from their strategy, which entails buying and holding stocks selected

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More Information About the Portfolios

through a the selection criteria described in the “More Information About the Underlying Funds” section on page 54 of this prospectus and in more detail in the Underlying Fund’s prospectus, (except under certain circumstances, such as if necessary to comply with federal tax laws applicable to the Underlying Fund). The Focused Dividend Strategy Portfolio and SunAmerica Strategic Value Portfolios will not generally sell stocks in their portfolio and buy different stocks except during its annual rebalancing or as otherwise set forth in the Underlying Fund’s prospectus, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

Equity securities include common and preferred stocks, convertible securities, warrants and rights.

Exchange-traded funds (“ETFs”) are generally structured as investment companies and traded like traditional equity securities on a national securities exchange. ETFs are typically designed to represent a fixed portfolio of securities designed to track a particular market index.

The strategy of “Fixed income investing” includes utilizing economic research and analysis of current economic conditions, potential fluctuations in interest rates, and, where relevant—particularly with respect to the issuers of high-yield, high-risk bonds—the strength of the underlying issuer.

Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may include American Depository Receipts (“ADRs”) or other similar securities that convert into foreign securities such as European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”). It may be necessary under certain foreign laws, less expensive, or more expedient to invest in foreign investment companies, which invest in certain foreign markets, including emerging markets. Investing through such vehicles may involve frequent or layered fees or expenses, and the adviser to the Underlying Fund will not invest in such investment companies unless, in its judgment, the potential benefits justify the payment of any associated fees and expenses.

A fund of funds strategy is an investment strategy in which the assets of the fund are invested in shares of other mutual funds. A fund of funds investment strategy generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make the selection.

A futures contract is a standardized contract, traded on a futures exchange, to buy or sell a certain underlying instrument at a certain date in the future, at a specified price. Financial futures are futures contracts based on financial instruments, such as Treasury bonds, certificates of deposit, currencies or indexes.

The government national mortgage association (GNMA) is a government owned corporation and a federal agency. GNMA guarantees, with the full faith and credit of the U.S. government, full and timely payment of all monthly principal and interest payments on the mortgage-backed pass-through securities which it issues. Shares of the Portfolios and the Underlying Funds are not guaranteed or insured by the U.S. government or any government entity.

Growth of capital is growth of the value of an investment.

Hedge fund-linked derivatives are derivative instruments, the value of which is primarily linked to the price movement of a hedge fund, hedge fund index or hedge fund futures or option contract.

Illiquid securities are securities that cannot easily be sold within seven days by virtue of the absence of a readily available market or legal or contractual restriction on resale. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

Large-Cap companies will generally include companies whose market capitalizations are equal to or greater than the smallest company in the Russell 1000 Index during the most recent 12-month period. As of the most recent annual reconstitution on June 25, 2010, the market capitalization range of companies in the Russell 1000 Index was approximately $0.97 billion to $290.86 billion, which range will vary daily.

Long-term total return refers to the change in value of an investment in shares of the fund over time resulting from both growth of capital and income.

Managed futures strategy: Managed futures involve going long or short in futures contracts and futures-related instruments. Although allocations may shift over time in response to market conditions and trends, the SunAmerica Alternative Strategies Fund generally intends to maintain exposure to each of the following four major asset classes within the SunAmerica Alternative Strategies Fund’s managed futures strategy: commodities, currencies, fixed income and equity index futures. The SunAmerica Alternative Strategies Fund will generally invest in futures contracts and futures-related instruments including, but not limited to, equity index futures, currency forwards, commodity futures, swaps on commodity futures, fixed income futures and options on futures (collectively, the “managed futures instruments”), either by investing directly in those managed futures instruments, or by investing through the Subsidiary.

Mid-Cap companies will generally include companies whose market capitalizations range from the smallest company included in the Russell Midcap Index to the largest company in the Russell Midcap Index during the most recent 12-month period. As of the most

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recent annual reconstitution on June 25, 2010, the market capitalization range of companies in the Russell Midcap Index was $0.97 billion to $13.67 billion, which range will vary daily.

Mortgage-backed securities directly or indirectly provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others.

Options and futures are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

Senior floating rate loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of senior floating rate loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior floating rate loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. Senior floating rate loans are negotiated between a Borrower and one or more financial institution lenders (the “Lenders”) represented by one or more Lenders acting as an agent of all Lenders.

Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide the Portfolios or the Underlying Funds, as the case may be, with sufficient liquidity to meet redemptions and cover expenses. The Portfolios may only invest in U.S. government securities and commercial paper as short-term investment.

Short-term money market instruments include high-quality, short-term securities, such as obligations of the U.S. government and its agencies, and certain short-term demand and time deposits, certificates of deposit and bankers’ acceptances issued by certain U.S. depository institutions or trust companies, and certain commercial paper, which are short-term, negotiable promissory notes of companies.

Small-cap companies will generally include companies whose market capitalizations are equal to or less than the largest company in the Russell 2000 Index during the most recent 12-month period. As of the most recent annual reconstitution on June 25, 2010, the market capitalization range of companies in the Russell 2000 Index was $0.04 billion to $ 2.54 billion, which range will vary daily.

A special situation arises when, in the opinion of the adviser to the Underlying Fund, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

U.S. government securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

A zero-coupon security is a security that makes no periodic interest payments but instead is sold at a deep discount from its face value.

The Russell 2000 Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 3000 Index contains the largest 3000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization.

The Barclays Capital U.S. Aggregate Bond Index is a broad, unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

RISK TERMINOLOGY

Bond market volatility: The bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in an Underlying Fund’s portfolio and consequently the value of a Portfolio.

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More Information About the Portfolios

Credit quality: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating (especially an issuer of high yield bonds) will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.

Derivatives: Derivatives, including options and futures, are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

Emerging markets: An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Foreign exposure: Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

Hedging: Hedging is a strategy in which the portfolio manager uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or in exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Illiquidity: Certain securities may be difficult or impossible to sell at the time or price that the seller would like. In addition, with respect to investments in senior floating rate loans, while such loans are not necessarily illiquid securities, the senior floating rate loans in which the Senior Floating Rate Fund, Inc. primarily invests are generally not listed on any exchange and the secondary market for those loans is comparatively illiquid relative to markets for other fixed income securities. Consequently, obtaining valuations for those senior floating rate loans may be more difficult than obtaining valuations for actively traded securities. Thus, the value upon disposition on any given senior floating rate loan may differ from its current valuation.

Index risk: The Alternative Strategies Fund will have exposure to broad-based commodity and hedge fund indexes. The sponsors of these indexes are under no obligation to continue the calculation and dissemination of the indexes. The sponsors of the indexes may at any time or from time to time modify the calculation or construction of the indexes. In addition, the sponsors of the indexes may discontinue or suspend the calculation or publication of the indexes. None of the index sponsors has any obligation or responsibility to the Alternative Strategies Fund or its shareholders in connection with any such modification, discontinuance or suspension, including any obligation or responsibility to notify the Alternative Strategies Fund of any such modification, discontinuance or suspension.

Interest rate fluctuations: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

IPO risk: An Underlying Fund may purchase equity securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on a Underlying Fund’s performance depends on a variety of factors, including the number of IPOs the Underlying Fund invests in relative to the size of the Underlying Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As an Underlying Fund’s asset base increases, IPOs often have a diminished effect on the Underlying Fund’s performance. Companies offering stock in IPOs generally have limited operating histories and may involve greater investment risk.

Management risk: Each Portfolio is subject to the risk that the Adviser’s selection of the Underlying Funds, and the allocation and reallocation of Portfolio assets among the Underlying Funds, may not produce the desired result.

Non-correlation risk: Although the subadviser to the Alternative Strategies Fund seeks investments that have a low correlation to traditional asset classes, there can be no guarantee that the performance of the Alternative Strategies Fund will, in fact, have a low correlation to traditional asset classes (such as large capitalization stocks or investment grade fixed-income securities) under all market conditions.

Prepayment: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed securities, senior floating rate loans or other asset-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates an Underlying Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by an Underlying Fund may exhibit price characteristics of longer-term debt securities.

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Securities selection: A strategy used by the Portfolios, or securities selected by the advisers to the Underlying Funds, may fail to produce the intended return.

Small- and mid-market capitalization: Companies with smaller market capitalizations (particularly under $1 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies will be subject to these risks to a lesser extent.

Stock market volatility: The stock market as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in an Underlying Fund’s portfolio and consequently the value of a Portfolio.

SunAmerica Alternative Strategies Fund principal risks: The principal risks of the SunAmerica Alternative Strategies Fund include: (1) Commodity exposure, (2) Hedge fund exposure, (3) Futures contract risk, (4) Commodity-linked and hedge-fund-linked notes and derivatives, (5) Subsidiary risk, (6) Derivatives, (7) Leverage risk, (8) Credit risk, (9) Counterparty risk, (10) Interest rate risk, (11) Illiquidity, (12) Foreign exposure risk, (13) Currency risk, (14) Exchange-traded funds and (15) Financial services. These risks are described under the “Portfolio Highlights” section for each Portfolio that lists “SunAmerica Alternative Strategies Fund principal risks” as a principal risk under the “More Information About the Portfolios” section on pages 52 to 54. For more complete information about the investment strategies, techniques and risks of the SunAmerica Alternative Strategies Fund please refer to the prospectus for that Fund.

SunAmerica Alternative Strategies Fund non-principal risks: The non-principal risks of the SunAmerica Alternative Strategies Fund include: (1) Non-correlation risk, (2) Tax risk and (3) Index risk. These risks are described in this Glossary under “Risk Terminology.” For more complete information about the investment strategies, techniques and risks of the SunAmerica Alternative Strategies Fund please refer to the prospectus for that Fund.

Tax Risk: In order for the Alternative Strategies Fund to qualify as a regulated investment company, it must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling that holds that income derived from commodity-linked swaps is not qualifying income. However, the IRS has issued a private letter ruling to the Alternative Strategies Fund in which the IRS concluded that income from certain commodity index-linked notes is qualifying income. Based on such ruling, the Alternative Strategies Fund will seek to gain exposure to the commodities markets primarily through investments in commodity index-linked notes. In addition the IRS has issued a private letter ruling to the Alternative Strategies Fund in which the IRS concluded that income from the Subsidiary is qualifying income. Based on such ruling, the Alternative Strategies Fund will seek to gain commodities exposure and hedge fund exposure (which may include investments in the commodities sectors) through investments in the Subsidiary. The tax treatment of commodity-linked notes and hedge fund-linked notes and other investments by the Fund may be affected by future legislation or Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Alternative Strategies Fund’s taxable income or gains and distributions made by the Alternative Strategies Fund.

Technology companies: Technology companies may react similarly to certain market pressures and events. The industries in which technology companies may be found can be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, obsolescence of existing technology, worldwide scientific and technological developments and changes in governmental regulation and policies.

U.S. government securities risk: Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank are neither insured nor guaranteed by the U.S. government. These securities may be supported only by the credit of the issuing agency, authority, instrumentality or enterprise or by the ability to borrow from the U.S. Treasury and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

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Portfolio Management

Adviser. SunAmerica Asset Management Corp. (“SunAmerica” or the “Adviser”), which was organized in 1982 under the laws of Delaware, manages, advises and/or administers assets in excess of $43.5 billion as of December 31, 2010. SunAmerica manages each Portfolio, supervises the daily business affairs of each Portfolio and provides various administrative services to each Portfolio. In addition, SunAmerica serves as adviser, manager and/or administrator for Anchor Series Trust, SunAmerica Specialty Series, Seasons Series Trust, VALIC, VALIC Retirement Company II, SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Equity Funds, SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., and SunAmerica Series Trust.

For each Portfolio, SunAmerica is responsible for decisions to select Underlying Funds and to allocate and reallocate the Portfolios assets among the Underlying Funds.

For the fiscal year ended October 31, 2010, each Portfolio paid SunAmerica an annual fee of 0.10% as a percentage of average daily net assets.

SunAmerica is voluntarily waiving fees and/or reimbursing expenses for each Portfolio so that the total net expense ratios for Class A, Class B, Class C, and, if applicable, Class I, do not exceed 0.25%, 0.90%, 0.90%, and, if applicable, 0.25%, respectively. For purposes of voluntary waivers and/or reimbursements the net expense ratios reflect operating expenses of the Portfolio and do not include Acquired Fund and Fees and Expenses. Any waivers or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations. These expense waivers and/or fee reimbursements may be terminated at any time at the option of the Adviser. For the fiscal year-ended October 31, 2010, the Adviser voluntarily waived fees and/or reimbursed/(recouped) expenses in the following amounts:

	Class A	Class B	Class C	Class I
Focused Balanced Strategy Portfolio	—	—	—	1.46%
Focused Equity Strategy Portfolio	(0.01)%	0.01%	(0.02)%	1.85%
Focused Fixed Income and Equity Strategy Portfolio	0.27%	0.37%	0.26%	N/A
Focused Fixed Income Strategy Portfolio	0.46%	0.61%	0.47%	N/A
Focused Multi-Asset Strategy Portfolio	—	—	—	N/A

Timothy Pettee, Senior Vice President and Chief Investment Officer of SunAmerica, is primarily responsible for the day-to-day management of the Portfolios. Prior to joining SunAmerica in 2003, Mr. Pettee was Executive Vice President and Global Director of Research with Schroder Investment Management and Director of Research with U.S. Trust Co. Additional information about the Portfolio Manager’s compensation, other accounts under management, and ownership of the Portfolios’ shares is contained in the Statement of Additional Information.

Please see below, under “Distributor,” for additional information on distributor-related payments made by SunAmerica.

Distributor. SACS distributes each Portfolio’s shares. The Distributor, a SunAmerica affiliate, receives the front-end and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor in connection with sales of shares of the Portfolios). This compensation may include: (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Portfolios, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Portfolio. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. Compensation may also include various forms of non-cash compensation offered through permissible sales contests or otherwise. Broker-dealers may not use sales of a Portfolio’s shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933, as amended.

In certain instances, SunAmerica or its affiliates may pay distribution-related expenses, including providing the additional compensation to broker-dealers or other financial intermediaries described above. In addition, SunAmerica, the Distributor or their affiliates may make substantial payments to broker-dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional, administrative and/or recordkeeping services that may promote sales of Fund shares; these payments are often referred to as “revenue sharing.” Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more Funds managed and/or administered by SunAmerica. In some circumstances, those types of payments may relate to one or more Funds’ inclusion on a financial intermediary’s preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other financial intermediary or its representatives to

60

recommend or offer shares of the Funds to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or financial intermediary for more details about any such payments it receives.

Payments by SunAmerica are out of its own resources, including the profits from its advisory fees. Payments by the Distributor may be out of its own resources or fees it receives under the Funds’ Class A, Class B and Class C 12b-1 plans. Payments by other affiliates are out of their own resources.

Financial Institution Compensation. If you purchase the Portfolios through a Financial Institution, the Portfolios, SunAmerica, the Distributor or their affiliates may pay the Financial Institution for the sale of Portfolio shares and related services, as described above. These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend a Portfolio over another investment. Ask your salesperson or visit your Financial Institution’s Website for more information.

The SAI contains additional information about payments made to Financial Institutions.

Servicing Agent. SunAmerica Fund Services, Inc. (the “Servicing Agent”) assists the Portfolios’ transfer agent in providing shareholder services. The Servicing Agent, a SunAmerica affiliate, receives reimbursements from the Portfolios of its costs, which include all direct transfer agency fees and out-of-pocket expenses.

SunAmerica, the Distributor and Servicing Agent are all located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 and 2929 Allen Parkway, Houston, TX 77019.

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Financial Highlights

The Financial Highlights table for the Portfolios is intended to help you understand the Portfolios’ financial performance for the past five years or since inception. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for the Portfolios has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios’ financial statements, are incorporated by reference in the SAI, which is available upon request.

FOCUSED BALANCED STRATEGY PORTFOLIO

Period Ended	Net Asset Value beginning of period	Net Invest- ment Income (loss)(1)	Net gain (loss) on invest- ments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net realized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Ratio of expenses to average net assets(3)		Ratio of net invest- ment income (loss) to average net assets(3)		Portfolio Turnover
	Class A
10/31/06	$16.35	$0.25	$1.22	$1.47	$(0.43)	$—	$(0.66)	$(1.09)	$16.73	9.31%	$143,157	0.17%		1.55%		30%
10/31/07	16.73	0.27	1.97	2.24	(0.58)	—	(0.65)	(1.23)	17.74	14.09	147,508	0.17		1.61		60
10/31/08	17.74	0.29	(4.90)	(4.61)	(0.63)	—	(2.26)	(2.89)	10.24	(30.44)	84,727	0.19		2.09		20
10/31/09	10.24	0.17	1.10	1.27	(0.19)	—	—	(0.19)	11.32	12.66	83,178	0.25		1.71		46
10/31/10	11.32	0.11	1.05	1.16	(0.14)	—	—	(0.14)	12.34	10.29	78,519	0.22		0.97		13
	Class B
10/31/06	$16.32	$0.15	$1.21	$1.36	$(0.32)	$—	$(0.66)	$(0.98)	$16.70	8.61%	$110,559	0.83%		0.92%		30%
10/31/07	16.70	0.17	1.96	2.13	(0.47)	—	(0.65)	(1.12)	17.71	13.37	103,744	0.83		1.01		60
10/31/08	17.71	0.21	(4.90)	(4.69)	(0.54)	—	(2.26)	(2.80)	10.22	(30.91)	54,611	0.84		1.51		20
10/31/09	10.22	0.12	1.07	1.19	(0.13)	—	—	(0.13)	11.28	11.89	46,610	0.90		1.12		46
10/31/10	11.28	0.04	1.04	1.08	(0.09)	—	—	(0.09)	12.27	9.58	40,267	0.88		0.32		13
	Class C
10/31/06	$16.35	$0.15	$1.21	$1.36	$(0.32)	$—	$(0.66)	$(0.98)	$16.73	8.60%	$205,830	0.81%		0.93%		30%
10/31/07	16.73	0.18	1.95	2.13	(0.47)	—	(0.65)	(1.12)	17.74	13.35	191,695	0.81		1.05		60
10/31/08	17.74	0.21	(4.90)	(4.69)	(0.54)	—	(2.26)	(2.80)	10.25	(30.85)	103,814	0.82		1.51		20
10/31/09	10.25	0.12	1.07	1.19	(0.13)	—	—	(0.13)	11.31	11.87	89,888	0.87		1.13		46
10/31/10	11.31	0.04	1.04	1.08	(0.09)	—	—	(0.09)	12.30	9.56	79,526	0.86		0.35		13
	Class I
10/31/06	$16.34	$0.44	$1.03	$1.47	$(0.43)	$—	$(0.66)	$(1.09)	$16.72	9.34%	$5,772	0.15	%(4)	2.53	%(4)	30%
10/31/07	16.72	0.41	1.84	2.25	(0.59)	—	(0.65)	(1.24)	17.73	14.16	3,002	0.15	(4)	2.41	(4)	60
10/31/08	17.73	0.28	(4.87)	(4.59)	(0.64)	—	(2.26)	(2.90)	10.24	(30.36)	1,619	0.15	(4)	2.08	(4)	20
10/31/09	10.24	0.22	1.05	1.27	(0.20)	—	—	(0.20)	11.31	12.66	901	0.15	(4)	2.11	(4)	46
10/31/10	11.31	0.11	1.05	1.16	(0.11)	—	—	(0.11)	12.36	10.36	891	0.18	(4)	0.96	(4)	13

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.
(3)	Does not include underlying fund expenses that the Portfolios bear indirectly.
(4)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/06	10/31/07	10/31/08	10/31/09	10/31/10
Focused Balanced Strategy A	—%	—%	—%	—%	—%
Focused Balanced Strategy B	—	—	—	—	—
Focused Balanced Strategy C	—	—	—	—	—
Focused Balanced Strategy I	0.16	0.18	0.34	0.94	1.46

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FOCUSED EQUITY STRATEGY PORTFOLIO

Period Ended	Net Asset Value beginning of period	Net Invest- ment Income (loss)(1)	Net gain (loss) on invest- ments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net realized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Ratio of expenses to average net assets(3)		Ratio of net invest- ment income (loss) to average net assets(3)		Portfolio Turnover
	Class A
10/31/06	$18.60	$0.02	$2.03	$2.05	$(0.32)	$—	$(0.78)	$(1.10)	$19.55	11.41%	$199,098	0.17	%(4)	0.09	%(4)	28%
10/31/07	19.55	0.02	3.45	3.47	(0.56)	—	(1.14)	(1.70)	21.32	18.95	196,206	0.17		0.09		87
10/31/08	21.32	(0.03)	(7.85)	(7.88)	(0.61)	—	(3.79)	(4.40)	9.04	(45.66)	86,347	0.20		(0.18)		27
10/31/09	9.04	0.08	1.40	1.48	(0.09)	—	—	(0.09)	10.43	16.61	81,837	0.25	(4)	0.84	(4)	40
10/31/10	10.43	0.06	1.47	1.53	(0.09)	—	—	(0.09)	11.87	14.75	79,143	0.25	(4)	0.50	(4)	33
	Class B
10/31/06	$18.36	$(0.11)	$2.01	$1.90	$(0.21)	$—	$(0.78)	$(0.99)	$19.27	10.63%	$127,528	0.83	%(4)	(0.58	)%(4)	28%
10/31/07	19.27	(0.12)	3.42	3.30	(0.44)	—	(1.14)	(1.58)	20.99	18.20	124,754	0.83		(0.61)		87
10/31/08	20.99	(0.11)	(7.73)	(7.84)	(0.48)	—	(3.79)	(4.27)	8.88	(45.97)	52,822	0.85		(0.76)		27
10/31/09	8.88	0.02	1.39	1.41	—	—	—	—	10.29	15.88	45,023	0.90	(4)	0.24	(4)	40
10/31/10	10.29	(0.02)	1.45	1.43	(0.02)	—	—	(0.02)	11.70	13.93	39,391	0.90	(4)	(0.14	)(4)	33
	Class C
10/31/06	$18.36	$(0.10)	$2.01	$1.91	$(0.21)	$—	$(0.78)	$(0.99)	$19.28	10.68%	$320,130	0.81	%(4)	(0.52	)%(4)	28%
10/31/07	19.28	(0.11)	3.41	3.30	(0.44)	—	(1.14)	(1.58)	21.00	18.19	309,753	0.81		(0.55)		87
10/31/08	21.00	(0.08)	(7.76)	(7.84)	(0.48)	—	(3.79)	(4.27)	8.89	(45.95)	114,050	0.83		(0.55)		27
10/31/09	8.89	0.02	1.39	1.41	—	—	—	—	10.30	15.86	93,604	0.90	(4)	0.25	(4)	40
10/31/10	10.30	(0.02)	1.45	1.43	(0.02)	—	—	(0.02)	11.71	13.91	79,285	0.89	(4)	(0.13	)(4)	33
	Class I
10/31/06	$18.59	$0.15	$1.91	$2.06	$(0.33)	$—	$(0.78)	$(1.11)	$19.54	11.45%	$3,434	0.15	%(4)	0.79	%(4)	28%
10/31/07	19.54	0.15	3.33	3.48	(0.58)	—	(1.14)	(1.72)	21.30	19.02	2,394	0.15	(4)	0.74	(4)	87
10/31/08	21.30	(0.05)	(7.81)	(7.86)	(0.62)	—	(3.79)	(4.41)	9.03	(45.59)	1,122	0.15	(4)	(0.32	)(4)	27
10/31/09	9.03	0.09	1.40	1.49	(0.10)	—	—	(0.10)	10.42	16.75	677	0.15	(4)	1.06	(4)	40
10/31/10	10.42	0.06	1.47	1.53	(0.10)	—	—	(0.10)	11.85	14.80	713	0.18	(4)	0.53	(4)	33

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.
(3)	Does not include underlying fund expenses that the Portfolios bear indirectly.
(4)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/06	10/31/07	10/31/08	10/31/09	10/31/10
Focused Equity Strategy A	(0.00)%	—%	—%	0.04%	(0.01)%
Focused Equity Strategy B	(0.00)	—	—	0.05	0.01
Focused Equity Strategy C	(0.00)	—	—	0.02	(0.02)
Focused Equity Strategy I	0.27	0.15	0.52	1.41	1.85

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Financial Highlights

FOCUSED FIXED INCOME AND EQUITY STRATEGY PORTFOLIO

Period Ended	Net Asset Value beginning of period	Net Invest- ment Income (loss)(1)	Net gain (loss) on invest- ments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net realized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Ratio of expenses to average net assets(3)(4)	Ratio of net invest- ment income (loss) to average net assets(3)(4)	Portfolio Turnover
	Class A
10/31/06	$14.09	$0.43	$0.59	$1.02	$(0.50)	$—	$(0.45)	$(0.95)	$14.16	7.58%	$23,337	0.25%	3.09%	49%
10/31/07	14.16	0.42	0.84	1.26	(0.54)	—	(0.37)	(0.91)	14.51	9.28	22,365	0.25	3.00	51
10/31/08	14.51	0.39	(3.20)	(2.81)	(0.45)	—	(1.04)	(1.49)	10.21	(21.29)	13,311	0.25	3.12	46
10/31/09	10.21	0.15	0.77	0.92	(0.17)	—	—	(0.17)	10.96	9.11	12,308	0.25	1.45	27
10/31/10	10.96	0.13	0.52	0.65	(0.22)	—	—	(0.22)	11.39	5.99	11,346	0.25	1.14	21
	Class B
10/31/06	$14.08	$0.33	$0.59	$0.92	$(0.41)	$—	$(0.45)	$(0.86)	$14.14	6.81%	$14,267	0.90%	2.33%	49%
10/31/07	14.14	0.34	0.82	1.16	(0.44)	—	(0.37)	(0.81)	14.49	8.55	12,774	0.90	2.40	51
10/31/08	14.49	0.31	(3.20)	(2.89)	(0.37)	—	(1.04)	(1.41)	10.19	(21.85)	7,949	0.90	2.47	46
10/31/09	10.19	0.09	0.77	0.86	(0.10)	—	—	(0.10)	10.95	8.52	6,435	0.90	0.81	27
10/31/10	10.95	0.06	0.50	0.56	(0.14)	—	—	(0.14)	11.37	5.18	5,131	0.90	0.55	21
	Class C
10/31/06	$14.08	$0.32	$0.60	$0.92	$(0.41)	$—	$(0.45)	$(0.86)	$14.14	6.81%	$27,150	0.90%	2.32%	49%
10/31/07	14.14	0.33	0.83	1.16	(0.44)	—	(0.37)	(0.81)	14.49	8.55	23,233	0.90	2.32	51
10/31/08	14.49	0.31	(3.20)	(2.89)	(0.37)	—	(1.04)	(1.41)	10.19	(21.85)	16,343	0.90	2.46	46
10/31/09	10.19	0.09	0.77	0.86	(0.10)	—	—	(0.10)	10.95	8.52	13,430	0.90	0.81	27
10/31/10	10.95	0.06	0.51	0.57	(0.14)	—	—	(0.14)	11.38	5.27	10,839	0.90	0.56	21

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.
(3)	Does not include underlying fund expenses that the Portfolios bear indirectly.
(4)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/06	10/31/07	10/31/08	10/31/09	10/31/10
Focused Fixed Income and Equity Strategy A	0.03%	0.04%	0.13%	0.24%	0.27%
Focused Fixed Income and Equity Strategy B	0.06	0.07	0.17	0.31	0.37
Focused Fixed Income and Equity Strategy C	0.02	0.04	0.12	0.22	0.26

64

FOCUSED FIXED INCOME STRATEGY PORTFOLIO

Period Ended	Net Asset Value beginning of period	Net Invest- ment Income (loss)(1)	Net gain (loss) on invest- ments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net realized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)		Net Assets end of period (000’s)	Ratio of expenses to average net assets(3)(4)	Ratio of net invest- ment income (loss) to average net assets(3)(4)	Portfolio Turnover
	Class A
10/31/06	$12.71	$0.53	$0.39	$0.92	$(0.54)	$—	$(0.11)	$(0.65)	$12.98	7.52%		$7,650	0.25%	4.14%	63%
10/31/07	12.98	0.53	0.27	0.80	(0.52)	—	(0.00)	(0.52)	13.26	6.38		8,520	0.25	4.05	61
10/31/08	13.26	0.50	(1.89)	(1.39)	(0.51)	—	(0.53)	(1.04)	10.83	(11.31	)(5)	8,224	0.25	4.09	147
10/31/09	10.83	0.33	0.80	1.13	(0.33)	—	—	(0.33)	11.63	10.58		8,669	0.25	2.93	52
10/31/10	11.63	0.24	0.38	0.62	(0.36)	—	—	(0.36)	11.89	5.46		8,074	0.25	2.07	33
	Class B
10/31/06	$12.70	$0.44	$0.40	$0.84	$(0.46)	$—	$(0.11)	$(0.57)	$12.97	6.82%		$5,903	0.90%	3.48%	63%
10/31/07	12.97	0.45	0.27	0.72	(0.44)	—	(0.00)	(0.44)	13.25	5.69		5,399	0.90	3.41	61
10/31/08	13.25	0.43	(1.90)	(1.47)	(0.43)	—	(0.53)	(0.96)	10.82	(11.90	)(5)	4,413	0.90	3.45	147
10/31/09	10.82	0.26	0.80	1.06	(0.26)	—	—	(0.26)	11.62	9.89		4,306	0.90	2.32	52
10/31/10	11.62	0.16	0.39	0.55	(0.29)	—	—	(0.29)	11.88	4.79		3,823	0.90	1.39	33
	Class C
10/31/06	$12.70	$0.46	$0.37	$0.83	$(0.46)	$—	$(0.11)	$(0.57)	$12.96	6.74%		$9,806	0.90%	3.50%	63%
10/31/07	12.96	0.44	0.29	0.73	(0.44)	—	(0.00)	(0.44)	13.25	5.78		8,870	0.90	3.41	61
10/31/08	13.25	0.43	(1.91)	(1.48)	(0.43)	—	(0.53)	(0.96)	10.81	(11.98	)(5)	8,123	0.90	3.46	147
10/31/09	10.81	0.26	0.81	1.07	(0.26)	—	—	(0.26)	11.62	9.99		7,473	0.90	2.33	52
10/31/10	11.62	0.16	0.38	0.54	(0.29)	—	—	(0.29)	11.87	4.70		6,750	0.90	1.40	33

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.
(3)	Does not include underlying fund expenses that the Portfolios bear indirectly.
(4)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/06	10/31/07	10/31/08	10/31/09	10/31/10
Focused Fixed Income Strategy A	0.27%	0.30%	0.38%	0.41%	0.46%
Focused Fixed Income Strategy B	0.35	0.39	0.47	0.52	0.61
Focused Fixed Income Strategy C	0.26	0.28	0.42	0.40	0.47

(5)	The Portfolio’s performance figures for Class A, Class B and Class C were increased by 0.58%, 0.57% and 0.49% respectively from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

65

Financial Highlights

FOCUSED MULTI-ASSET STRATEGY PORTFOLIO

Period Ended	Net Asset Value beginning of period	Net Invest- ment Income (loss)(1)	Net gain (loss) on invest- ments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net realized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period	Ratio of expenses to average net assets(3)		Ratio of net invest- ment income (loss) to average net assets(3)		Portfolio Turnover
	Class A
10/31/06	$17.55	$0.16	$2.08	$2.24	$(0.32)	$—	$(0.16)	$(0.48)	$19.31	12.99%	$274,699	0.17	%(4)	0.87	%(4)	16%
10/31/07	19.31	0.16	2.81	2.97	(0.44)	—	(1.02)	(1.46)	20.82	16.31	304,984	0.17		0.85		37
10/31/08	20.82	0.16	(6.28)	(6.12)	(0.70)	—	(3.25)	(3.95)	10.75	(35.56)	156,584	0.18		1.06		10
10/31/09	10.75	0.23	1.43	1.66	(0.32)	—	—	(0.32)	12.09	16.06	156,759	0.23		2.15		30
10/31/10	12.09	0.16	1.06	1.22	(0.19)	—	—	(0.19)	13.12	10.20	149,761	0.20		1.25		26
	Class B
10/31/06	$17.38	$0.04	$2.07	$2.11	$(0.21)	$—	$(0.16)	$(0.37)	$19.12	12.32%	$163,010	0.82	%(4)	0.20	%(4)	16%
10/31/07	19.12	0.04	2.78	2.82	(0.32)	—	(1.02)	(1.34)	20.60	15.56	175,763	0.82		0.22		37
10/31/08	20.60	0.05	(6.20)	(6.15)	(0.57)	—	(3.25)	(3.82)	10.63	(35.95)	95,631	0.83		0.36		10
10/31/09	10.63	0.16	1.42	1.58	(0.23)	—	—	(0.23)	11.98	15.26	92,164	0.88		1.52		30
10/31/10	11.98	0.08	1.04	1.12	(0.11)	—	—	(0.11)	12.99	9.45	84,177	0.85		0.62		26
	Class C
10/31/06	$17.39	$0.04	$2.06	$2.10	$(0.21)	$—	$(0.16)	$(0.37)	$19.12	12.25%	$414,635	0.81%		0.23%		16%
10/31/07	19.12	0.05	2.78	2.83	(0.32)	—	(1.02)	(1.34)	20.61	15.62	425,720	0.80		0.27		37
10/31/08	20.61	0.07	(6.23)	(6.16)	(0.57)	—	(3.25)	(3.82)	10.63	(35.98)	211,343	0.82		0.44		10
10/31/09	10.63	0.17	1.42	1.59	(0.22)	—	—	(0.22)	12.00	15.39	194,402	0.87		1.56		30
10/31/10	12.00	0.08	1.04	1.12	(0.11)	—	—	(0.11)	13.01	9.43	170,291	0.84		0.64		26

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.
(3)	Does not include underlying fund expenses that the Portfolios bear indirectly.
(4)	Net of the following expense reimbursements (recoupments) (based on average net assets):

10/31/2006
Focused Multi-Asset Strategy A	(0.00)%
Focused Multi-Asset Strategy B	(0.00)
Focused Multi-Asset Strategy C	—

66

For More Information

The following documents contain more information about the Portfolios and are available free of charge upon request:

Annual and Semi-annual Reports. In the Portfolios’ annual report, you will find financial statements and a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI contains additional information about the Portfolios’ policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference, which means it is legally part of this Prospectus.

You may obtain copies of these documents or ask questions about the Portfolios by contacting: SunAmerica Fund Services, Inc. at 800-858-8850, by visiting our website at www.sunamericafunds.com, or by calling your broker or financial advisor.

View your account online!

Visit our website at www.sunamericafunds.com and click on “Shareholder Services” in order to:

•	View your account and portfolio balance(s)

•	View the transaction history of your account(s)

•	See the net asset value of the Portfolio(s) you own

•	Perform financial transactions (some limitations apply)

•	Update account information (some limitations apply)

•	Access year-to-date tax summary information

•	View the dealer information on your account(s)

For Broker/Dealers: You can view your clients’ account information online by visiting our website at www.sunamericafunds.com and clicking on the “Financial Professionals” link. Please call 800-858-8850, x6003 to obtain a password.

View your shareholder reports online!

Enroll for electronic delivery of Prospectuses and Annual Reports by visiting our website at www.sunamericafunds.com and clicking on “Shareholder Services,” and then the “Go Paperless” option to complete the consent form. Why Go Paperless?

•	Immediate receipt of important fund information

•	Elimination of bulky documents from personal files

•	Reduction of the Fund’s printing and mailing costs

Once enrolled, paper copies of these documents will be replaced with an e-mail notification that they are available on the Internet. You can even notify us online if your e-mail address changes. You may cancel your enrollment at any time. Please note that the e-mail address you provide will be kept confidential and will only be used for purposes related to the Funds. All personal information is encrypted and is completely secure.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC, Washington, D.C. Call 202-551-8090 for information on the operation of the Public Reference Room. Information about the Portfolios is also available on the SEC’s website at http://www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: SunAmerica Capital Services, Inc.

INVESTMENT COMPANY ACT

File No. 811-07797

Go Paperless!!

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receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

It’s Quick — Fund documents will be received faster than via traditional mail.

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It’s Cost Effective — Reduction of your Fund’s printing and mailing costs.

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these simple steps:

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The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.sunamericafunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

SUNAMERICA SERIES, INC.

Statement of Additional Information

March 1, 2011

Harborside Financial Center	General Marketing and
3200 Plaza 5	Shareholder Information
Jersey City, NJ 07311-4992	(800) 858-8850

SunAmerica Series, Inc. (the “Fund”) consists of fourteen different portfolios: Focused Large-Cap Growth Portfolio, Focused Growth Portfolio, Focused Small-Cap Growth Portfolio, Focused Small-Cap Value Portfolio, Focused Growth and Income Portfolio, Focused Technology Portfolio, Focused Dividend Strategy Portfolio, Focused StarALPHA Portfolio, SunAmerica Strategic Value Portfolio, Focused Balanced Strategy Portfolio, Focused Equity Strategy Portfolio, Focused Fixed Income and Equity Strategy Portfolio, Focused Fixed Income Strategy Portfolio, and Focused Multi-Asset Strategy Portfolio. This Statement of Additional Information (“SAI”) relates only to nine of the portfolios: Focused Large-Cap Growth Portfolio (“Large-Cap Growth Portfolio”), Focused Growth Portfolio (“Growth Portfolio”), Focused Small-Cap Growth Portfolio (“Small-Cap Growth Portfolio”), Focused Small-Cap Value Portfolio (“Small-Cap Value Portfolio”), Dividend Strategy Portfolio (“Dividend Strategy Portfolio”), Focused Growth and Income Portfolio (“Growth and Income Portfolio”), Focused Technology Portfolio (“Technology Portfolio”), Focused StarALPHA Portfolio (“StarALPHA Portfolio”) and SunAmerica Strategic Value Portfolio (“Strategic Value Portfolio”) (each, a “Portfolio” and collectively, the “Portfolios”). Each Portfolio has distinct investment objectives.

This SAI is not a Prospectus, but should be read in conjunction with the Portfolios’ Prospectus dated March 1, 2011. The SAI expands upon and supplements the information contained in the current Prospectus of the Fund, and should be read in conjunction with the Prospectus. The Prospectus is incorporated by reference into this SAI and this SAI is incorporated by reference into the Prospectus. The Fund’s audited Financial Statements from the Fund’s Annual Report have been incorporated by reference into this SAI. You may request a copy of the Prospectus or Annual Report at no charge by calling 800-858-8850. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

Each Portfolio is managed by SunAmerica Asset Management Corp. (“SunAmerica” or the “Adviser”). The assets of the Large-Cap Growth Portfolio, Small-Cap Growth Portfolio, Small-Cap Value Portfolio, Growth and Income Portfolio, Dividend Strategy Portfolio, Technology Portfolio and Strategic Value Portfolio are solely advised by SunAmerica. The assets of the Growth Portfolio are normally allocated to an investment adviser (an “Adviser”), which is independently responsible for advising the Portfolio’s assets. The assets of the StarALPHA Portfolio are normally allocated to five Advisers, each of which is independently responsible for advising its respective portion of the Portfolio’s assets. SunAmerica will also delegate daily management responsibilities to unaffiliated investment advisers (the “Subadvisers”) selected by SunAmerica, subject to the review and approval of the Fund’s Board. In choosing the Subadvisers, SunAmerica will seek to obtain, within each Portfolio’s overall objective, a distinct investment style.

Class	Focused Large- Cap Growth Portfolio Ticker Symbols	Focused Growth Portfolio: Ticker Symbols	Focused Small- Cap Growth Portfolio: Ticker Symbols	Focused Small- Cap Value Portfolio: Ticker Symbols	Focused Dividend Strategy Portfolio Ticker Symbols
A Shares	SSFAX	SSAAX	NSKAX	SSSAX	FDSAX
B Shares	SSFBX	SSABX	NBSCX	SSSBX	FDSBX
C Shares	SSFTX	SSACX	NCSCX	SSSTX	FDSTX
I Shares	—	—	NSKIX	—	—
Z Shares	SSFZX	—	—	—	—

Class	Focused Growth and Income Portfolio: Ticker Symbols	Focused Technology Portfolio: Ticker Symbols	Focused StarALPHA Portfolio: Ticker Symbols	SunAmerica Strategic Value Portfolio: Ticker Symbols
A Shares	FOGAX	STNAX	FSAPX	SFVAX
B Shares	FOGBX	STNBX	—	SFDBX
C Shares	FOGTX	STNTX	N/A	SFVTX
I Shares	N/A	—	—	—
Z Shares	—	—	—	—

No dealer, salesperson or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, SunAmerica Asset Management Corp. or SunAmerica Capital Services, Inc. This Statement of Additional Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

HISTORY OF THE FUND

The Fund, organized as a Maryland corporation on July 3, 1996, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund consists of fourteen Portfolios, each of which is non-diversified, except for the Dividend Strategy Portfolio, Growth and Income Portfolio, StarALPHA Portfolio and Strategic Value Portfolio, which are diversified, as that term is defined in the 1940 Act. Each Portfolio offers different classes, including Class A, Class B, Class C, Class I and Class Z shares. Class A and Class B shares of the Mid-Cap Growth Portfolio, Aggressive Growth Portfolio and the Value Portfolio commenced offering on November 19, 1996. Class C shares of those Portfolios commenced offering March 6, 1997. Class A, Class B and Class C shares of the Large-Cap Growth Portfolio, the Large-Cap Blend Portfolio, the Large-Cap Value Portfolio and Small-Cap Value Portfolio commenced offering October 15, 1997. On March 31, 1998, the Directors approved the creation of the Focus Portfolio, which commenced offering on June 1, 1998. On December 1, 1998, Class C shares of each of the Portfolios except Focus Portfolio were redesignated as Class II shares. On April 1, 1999, the Large-Cap Blend Portfolio changed its name to the Focused Growth and Income Portfolio. On October 19, 1999, the Directors approved the creation of the Focused Value Portfolio, which commenced offering on November 1, 1999. Effective on February 28, 2001, the Focus Portfolio changed its name to the Focused Growth Portfolio and the Aggressive Growth Portfolio changed its name to the Multi-Cap Growth Portfolio. The Multi-Cap Growth Portfolio, Large-Cap Value Portfolio, Multi-Cap Value Portfolio, Small-Cap Value Portfolio and Focused Growth Portfolio each also offer Class Z shares. The Class Z shares of the Multi-Cap Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio and Small-Cap Value Portfolio commenced offering on April 1, 1998. The Class Z shares of the Focused Growth Portfolio commenced offering on April 1, 1999. On February 17, 2000, the Directors approved the creation of the Focused TechNet Portfolio, which commenced offering on May 1, 2000. The Class Z shares of the Focused TechNet Portfolio commenced offering on October 3, 2000. The Class X shares of the Focused Growth and Income Portfolio and Focused Multi-Cap Growth commenced offering on January 30, 2002 and August 1, 2002 respectively.

On August 22, 2001, the Board of Directors of the Fund (the “Board” or “Directors”) approved the renaming of the Value Portfolio to the Multi-Cap Value Portfolio, effective November 16, 2001, the creation of the Small-Cap Growth Portfolio, effective November 16, 2001, offering Classes A, B, II and I; and authorized Class I for all Portfolios. The Small-Cap Growth Portfolio was the survivor of a reorganization with Small Cap Growth Fund of North American Funds (the “Prior Small Cap Growth Fund”), which was consummated on November 16, 2001. The Directors also approved the creation of the Focused International Portfolio and authorized Classes A, B, II, I and Z; the Fund commenced offering Classes A, B and II on November 1, 2001. Class I of the Multi-Cap Value Portfolio commenced on November 16, 2001. On November 16, 2001, the International Equity Portfolio reorganized with the International Equity Fund of SunAmerica Equity Funds and three series of North American Funds. Shares of the International Equity Portfolio of the Fund are no longer offered.

On April 11, 2002 the Board called a shareholder meeting for the purposes of reorganizing the Large Cap Growth Portfolio into the Focused Large-Cap Growth Portfolio, and the Mid-Cap Growth Portfolio into the Focused Multi-Cap Growth Portfolio. On April 11, 2002, the Board approved the renaming of certain portfolios of the Fund as follows: The Large-Cap Value Portfolio to the “Focused Large-Cap Value Portfolio,” the Small-Cap Value Portfolio to the “Focused 2000 Value Portfolio,” the Multi-Cap Value Portfolio to the “SunAmerica Value Fund,” the Small-Cap Growth Portfolio to the “Focused 2000 Growth Portfolio,” the Multi-Cap Growth Portfolio to the “Focused Multi-Cap Growth Portfolio,” the Focused Value Portfolio to the “Focused Multi-Cap Value Portfolio,” the Focused International Portfolio to the “Focused International Equity Portfolio,” and the Focused Growth Portfolio to the “Focused Large-Cap Growth Portfolio.”

On September 6, 2002, the Large-Cap Growth Portfolio and the Mid-Cap Growth Portfolio reorganized into the Focused Large-Cap Growth Portfolio and Focused Multi-Cap Growth Portfolios, respectively. Shares of the Large-Cap Growth and Mid-Cap Growth Portfolios are no longer offered. On October 30, 2003, the Directors approved the reorganization of the SunAmerica Value Fund into the SunAmerica Value Fund of SunAmerica Equity Funds. On October 30, 2003, the Directors approved the creation of the Focused Dividend Strategy Portfolio offering Classes A, B, II and I. The Focused Dividend Strategy Portfolio is the survivor of a reorganization with the Focused Dividend Strategy Portfolio of SunAmerica Equity Funds (the “Prior Focused Dividend Strategy Portfolio”), was consummated on February 20, 2004.

At a meeting of the Fund’s Board held on October 30, 2003, the Board approved a name change for the Fund: Effective January 1, 2004, the name SunAmerica Style Select Series, Inc. was changed to SunAmerica Focused Series, Inc.

On January 15, 2004, the Board approved the redesignation of Class II shares as Class C shares for each of the Portfolios, to be effective on February 20, 2004. On December 1, 2004, the Directors approved the establishment of the Focused Mid-Cap Growth Portfolio and the Focused Mid-Cap Value Portfolio both of which commenced offering on

August 3, 2005. On December 1, 2004 the Board approved changing the names of the Focused 2000 Value Portfolio and the Focused 2000 Growth Portfolio to the Focused Small-Cap Value and the Focused Small-Cap Growth Portfolio, respectively.

On August 30, 2005, the Board approved the liquidation of Class X shares of both the Focused Growth and Income Portfolio and the Focused Multi-Cap Growth Portfolio. On November 9, 2006, the Board approved the redesignation of the names of the Focused Multi-Cap Growth Portfolio and the Focused Multi-Cap Value Portfolio to the Focused Growth Portfolio and the Focused Value Portfolio, respectively.

On January 22, 2007, the Directors approved the establishment of the Focused StarALPHA Portfolio.

On October 24, 2007, the Board approved the termination of sales of I Class shares of each of the Focused Mid-Cap Growth and Focused Mid-Cap Value Portfolios. Effective October 25, 2007 Class I shares of these Portfolios are no longer offered for sale.

On August 26, 2008, the Directors approved the reorganization of the Focused International Equity Portfolio, into the International Equity Fund, a series of SunAmerica Equity Funds. The reorganization was approved by shareholders of the Focused International Equity Portfolio on December 16, 2008, and became effective on January 12, 2009.

On June 9, 2009, the Board of Directors of the Fund approved the creation of Class I shares of the Growth and Income Portfolio. Class I of the Growth and Income Portfolio commenced offering on August 28, 2009.

On June 2, 2009, the Directors approved the reorganization of the Focused Large-Cap Value Portfolio into the SunAmerica Value Fund, a series of SunAmerica Equity Funds. The reorganization was approved by shareholders of the Focused Large-Cap Value Portfolio on October 16, 2009, and became effective on October 26, 2009.

On June 2, 2009, the Directors approved the reorganization of the Focused Mid-Cap Value Portfolio into the SunAmerica Small-Cap Value Portfolio, a series of SunAmerica Series, Inc. The reorganization was approved by shareholders of the Focused Mid-Cap Value Portfolio on October 16, 2009, and became effective on October 26, 2009.

On June 2, 2009, the Directors approved the reorganization of the Focused Mid-Cap Growth Portfolio into the Focused Small-Cap Growth Portfolio, a series of SunAmerica Series, Inc. The reorganization was approved by shareholders of the Focused Mid-Cap Growth Portfolio on October 16, 2009, and became effective on December 7, 2009.

On December 6, 2010, the Directors approved the renaming of the Focused Value Portfolio to the SunAmerica Strategic Value Portfolio, effective February 28, 2011.

On December 6, 2010 the Directors approved the renaming of the Fund from SunAmerica Focused Series, Inc. to SunAmerica Series, Inc., effective February  28, 2011.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and policies of each of the Portfolios are described in the Fund’s Prospectus. Certain types of securities in which the Portfolios may invest and certain investment practices that the Portfolios may employ are described under “More Information about the Portfolios – Investment Strategies” in the Prospectus, and are discussed more fully below. Unless otherwise specified, each Portfolio may invest in the following securities. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

Technology Companies

The Technology Portfolio will invest, under normal market conditions, at least 80% of its total assets, plus any borrowings for investment purposes, in companies whose principal businesses the Advisers believe will significantly benefit from advances or improvements in technology (“technology companies”). Many of the industries in which technology companies are found have exhibited and continue to exhibit rapid growth, both through increasing demand for existing products and services and through the broadening of the technology market. In general, the stocks of large capitalized companies that are well established in the technology market may be expected to grow with the market. The expansion of technology and its related industries, however, also provides a favorable environment for investment in small-cap to mid-cap companies. The Portfolio’s investment policy is not limited to any minimum capitalization requirement and the Portfolio may hold securities without regard to the capitalization of the issuer.

Companies in the rapidly changing fields of technology face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Technology Portfolio’s shares may be susceptible to the risks affecting technology companies, and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not focused on any particular market segment. Technology companies may be subject to greater governmental regulation than many other companies and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these companies. Additionally, these companies may be subject to the risks of developing technologies, competitive pressures and other factors, and are dependent upon consumer and business acceptance as new technologies evolve.

Warrants and Rights

Each Portfolio may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

Convertible Securities and Preferred Stocks

Convertible securities may be debt securities or preferred stock with a conversion feature. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed that combine higher or lower current income with options and other features. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, each Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

Investment in Small, Unseasoned Companies

As described in the Prospectus, each Portfolio except for Dividend Strategy Portfolio may invest in the securities of small companies. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. If other investment companies and investors who invest in such issuers trade the same securities when a Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

Mid-Cap Companies may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more than those in volatile Large-Cap Companies.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investments made solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. Each Portfolio, except for Dividend Strategy Portfolio, is authorized to invest in foreign securities. A Portfolio may purchase securities issued by issuers in any country.

Each Portfolio may invest in securities of foreign issuers in the form of American Depositary Receipts (ADRs). Each Portfolio may also invest in securities of foreign issuers in the form of European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The Portfolios may invest in non-U.S. dollar denominated securities of foreign companies. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties. The Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Fund’s custodian in three days. The Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Portfolio’s investment policies, the Portfolio’s investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets. Each Portfolio also may invest in securities denominated in European Currency Units (ECUs). An ECU is a “basket” consisting of specified amounts of currencies of certain of the twelve member states of the European Community. In addition, each Portfolio may invest in securities denominated in other currency “baskets.”

Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities (in some countries) of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can potentially provide higher rates of return to investors.

The performance of investments in securities denominated in a foreign currency (“non-dollar securities”) will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Portfolio’s non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or a decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

Because the Portfolios may invest in securities that are listed primarily on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Portfolios’ shares may change on days when a shareholder will not be able to purchase or redeem shares.

Investment Companies

The Portfolios may invest in the securities of other open-end or closed-end investment companies subject to the limitations imposed by set forth in the “Investment Restrictions” section of this SAI, although it is each Portfolio’s policy that it will not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on sections 12(d)(1)(F) or 12(d)(1)(G) under the 1940 Act. Under the 1940 Act, a Portfolio may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the outstanding voting stock of the acquired investment company. The Portfolios will not invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investments justify the payment of any associated fees and expenses. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by an investment company in which it invests. The Portfolios may also invest in exchange traded funds (“ETFs”). Most ETFs are investment companies and therefore, a Portfolio’s purchase of ETF shares generally are subject to the limitations on, and the risks of, an investment companies’ investments in other investment companies. Investing in index-based ETFs will give a Portfolio exposure to the securities comprising the index on which the ETF is based and will expose the Portfolio to risks similar to those of investing directly in those securities. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at net asset value, and therefore may trade at either a premium or discount to net asset value. However, the trading prices of index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. A Portfolio will generally gain or lose value on holdings of an ETF consistent with the performance of the index on which the ETF is based. A Portfolio will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Each Portfolio, except Dividend Strategy Portfolio and Strategic Value Portfolio, may invest in domestic closed-end investment companies that invest in certain foreign markets, including developing countries or emerging markets. The Portfolios also may invest in foreign investment companies that invest in such markets. Some of the countries in which the Portfolios invest may not permit direct investment by foreign investors such as the Portfolios. Investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Portfolios to invest in investment companies in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitations under the 1940 Act. Under the 1940 Act, a Portfolio may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the outstanding voting stock of the acquired investment company. The Portfolios will not invest in such investment companies unless, in the judgment of the Advisers, the potential benefits of such investments justify the payment of any associated fees and expenses.

Additionally, all of the Portfolios except the Dividend Strategy Portfolio and Strategic Value Portfolio, may invest in passive foreign investment companies (“PFICs”), which are any foreign corporations that generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To the extent that a Portfolio invests in PFICs, income tax regulations may require the Portfolio to elect to recognize income associated with the PFIC prior to the actual receipt of any such income in order to avoid adverse tax consequences.

Fixed Income Securities

Each of the Portfolios may invest in debt securities that the Advisers expect have the potential for capital appreciation and which are rated as low as “BBB” by Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“Standard & Poor’s”), or “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, determined by the Adviser to be of equivalent quality; provided, however, that the Dividend Strategy Portfolio and Strategic Value Portfolio do not intend to invest in fixed income securities except as otherwise provided under “Short-Term Debt Securities” below.

Each of the Portfolios may also invest up to 20% of its total assets in debt securities rated below “BBB” or “Baa” or, if unrated, determined by the Advisers to be of equivalent quality (junk bonds).

Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer’s liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or “called” by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as “variable rate obligations,” is determined by reference to or is a percentage of an objective standard, such as a bank’s prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called “floating rate instruments,” changes whenever there is a change in a designated base rate.

The market values of fixed income securities tend to vary inversely with the level of interest rates — when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

“Investment grade” is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor’s (AAA, AA, A or BBB including the + or – designations) or by Moody’s (Aaa, Aa, A or Baa including the + or – designations), or, if unrated, considered by the Adviser to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

Those debt securities rated “BBB” or “Baa,” while considered to be “investment grade,” may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited. While the Portfolios have no stated policy with respect to the disposition of securities whose ratings fall below investment grade, each occurrence is examined by the Adviser to determine the appropriate course of action.

Risks of Investing in Lower Rated Bonds

As described above, debt securities in which the Portfolios may invest may be in the lower rating categories of recognized rating agencies (that is, ratings of Ba or lower by Moody’s or BB or lower by Standard & Poor’s (and comparable unrated securities) (commonly known as “junk bonds”). For a description of these and other rating categories, see Appendix.

These types of securities can be expected to provide higher yields, but may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies. It should be noted that lower-rated securities are subject to risk factors such as: (a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments; (c) redemption or call provisions that may be exercised at inopportune times; (d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation that could affect the market for such securities; and (f) special adverse tax consequences associated with investments in certain high yield, high-risk bonds.

High yield bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in lower return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market.

There is a thinly traded market for high yield bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, a Portfolio may have difficulty valuing the high yield bonds in their portfolios accurately and disposing of these bonds at the time or price desired. Under such conditions, judgment may play a greater role in valuing certain of the Portfolio’s portfolio securities than in the case of securities trading in a more liquid market.

Ratings assigned by Moody’s and Standard & Poor’s to high yield bonds, like those assigned to other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a rating with respect to a portfolio security is changed, the Adviser will determine whether the security will be retained based upon the factors the Adviser considers in acquiring or holding other securities in the portfolio. Investment in high yield bonds may make achievement of a Portfolio’s objective more dependent on the Adviser’s own credit analysis than is the case for higher-rated bonds.

Market prices for high yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the credit-worthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions.

In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high yield bonds. In addition, legislation impacting high yield bonds may have a materially adverse effect on the market for such bonds. For example, federally insured savings and loan associations have been required to divest their investments in high yield bonds.

The risk of default in payment of principal and interest on high yield bonds is significantly greater than with higher-rated debt securities because high yield bonds are generally unsecured and are often subordinated to other obligations of the issuer, and because the issuers of high yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

As a result of all these factors, the net asset value of a Portfolio, to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds that invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause a Portfolio to sell its portfolio securities at inopportune times and decrease the asset base upon which expenses can be spread.

Corporate Debt Instruments

These instruments, such as bonds, represent the obligation of the issuer to repay a principal amount of indebtedness at a stated time in the future and, in the usual case, to make periodic interim payments of interest at a stated rate. The Portfolios may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year.

U.S. Government Securities

Each Portfolio may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the U.S. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

Each Portfolio may also invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the U.S. Obligations of the Government National Mortgage Association (“GNMA”), the Farmer’s Home Administration (“FMHA”) and the Export-Import Bank are backed by the full faith and credit of the U.S.

Each Portfolio may also invest in securities issued by U.S. government instrumentalities and certain federal agencies that are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), and Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. In the case of securities not backed by the full faith and credit of the U.S., a Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

Each Portfolio may also invest in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Fund itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.

Mortgage-Backed Securities

Each Portfolio, except the Dividend Strategy Portfolio and Strategic Value Portfolio, may, in addition to the U.S. government securities noted above, invest in mortgage-backed securities, such as GNMA, FNMA or FHLMC certificates (as further described below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees. Each Portfolio, except for the Dividend Strategy Portfolio and Strategic Value Portfolio, may also invest in privately issued mortgage-backed securities, which are not backed by the U.S. Government or guaranteed by any issuing agency. As discussed below under the heading “Recent Market Events,” recent volatility in the market for privately issued mortgage-backed securities and concomitant issues regarding the value and liquidity of these instruments may adversely impact the assets of the Portfolios.

The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.

The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

GNMA Certificates

GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or the FMHA, or guaranteed by the Veterans Administration (“VA”). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the U.S. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificate.

The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semiannually, as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

FHLMC Certificates

The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”) (collectively, “FHLMC Certificates”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

FNMA Certificates

FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government. However, FNMA guarantees timely payment of interest on FNMA Certificates and on the full return of principal.

Conventional mortgage pass-through securities (“Conventional Mortgage Pass-Throughs”) represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or real estate mortgage investment conduits (“REMICs”) and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.

Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.

Collateralized Mortgage Obligations (“CMOs”)

Another type of mortgage-backed security in which each Portfolio, with the exception of Dividend Strategy Portfolio and Strategic Value Portfolio, may invest is a collateralized mortgage obligation (“CMO”). CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities, CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.

A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay CMOs that generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the “PAC Certificates”), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

Stripped Mortgage-Backed Securities

All Portfolios but Dividend Strategy Portfolio and Strategic Value Portfolio may also invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. Stripped mortgage-backed securities have greater market volatility than other types of U.S. government securities in which a Portfolio invests. A common type of stripped mortgage-backed security has one class receiving some of the interest and all or most of the principal (the “principal only” class) from the mortgage pool, while the other class will receive all or most of the interest (the “interest only” class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio’s yield. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Portfolio’s net asset value per share. Only U.S. government interest only and principal only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Directors may be considered liquid securities not subject to a Portfolio’s limitation on investments in illiquid securities.

Certain Additional Risk Factors Relating to High-Yield Bonds Sensitivity to Interest Rate and Economic Changes

High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio’s net asset value.

Payment Expectation

High-yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio’s rate of return.

Liquidity and Valuation

There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio’s ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. If a Portfolio is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Directors to value such Portfolio’s investment Portfolio and the Portfolio’s Directors may have to use a greater degree of judgment in making such valuations.

Asset-Backed Securities

Each Portfolio may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Instruments backed by pools of receivables are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Portfolio must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Portfolio’s ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

Zero Coupon Bonds, Step-Coupon Bonds, Deferred Interest Bonds and PIK Bonds

Fixed income securities in which all Portfolios except Dividend Strategy Portfolio and Strategic Value Portfolio may invest also include zero coupon bonds, step-coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind (“PIK bonds”). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, that is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Portfolio’s distribution obligations.

Loan Participations

Each Portfolio may invest in loan participations. Loan participations are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through a loan participation than with commercial paper and can also increase the company’s name recognition in the capital markets. Loan participations often generate greater yield than commercial paper.

The borrower of the underlying loan will be deemed to be the issuer except to the extent the Portfolio derives its rights from the intermediary bank that sold the loan participations. Because loan participations are undivided interests in a loan made by the issuing bank, the Portfolio may not have the right to proceed against the loan participations borrower without the consent of other holders of the loan participations. In addition, loan participations will be treated as illiquid if, in the judgment of the Adviser, they cannot be sold within seven days.

Short-Term Debt Securities

In addition to its primary investments, each Portfolio, except the Dividend Strategy Portfolio and Strategic Value Portfolio, may invest up to 25% of its total assets in both U.S. and non-U.S. dollar denominated money market instruments: (a) for liquidity purposes (to meet redemptions and expenses) or (b) to generate a return on idle cash held in a Portfolio’s portfolio during periods when an Adviser is unable to locate favorable investment opportunities. For temporary defensive purposes, each Portfolio, except the Dividend Strategy Portfolio and Strategic Value Portfolio, may invest up to 100% of its total assets in cash and short-term fixed income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). The types of short-term and temporary defensive investments in which a Portfolio may invest are described below.

The Dividend Strategy Portfolio and the Strategic Value Portfolio may invest in money market investments, such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit, to manage cash in connection with pending investments into the securities selected for each Portfolio. The portfolio manager for the Dividend Strategy Portfolio and Strategic Value Portfolio may also, in his discretion, maintain a cash position in these Portfolios for general cash management purposes (e.g., for liquidity purposes to meet redemptions and expenses), which may be invested in money market instruments. The Dividend Strategy Portfolio and Strategic Value Portfolio do not intend to invest in money market instruments for temporary defensive purposes, nor do they intend to invest in fixed income securities, as described under “Fixed Income Securities,” above, unless such fixed income securities are of the type of short-term investments described below.

Money Market Securities

Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers’ acceptances, time deposits and certificates of deposit. In addition, Janus Capital Management LLC (“Janus”) may invest idle cash of the assets of the Portfolios that they advise in money market mutual funds that they manage. Such an investment may entail additional fees.

Commercial Bank Obligations

Certificates of deposit (interest-bearing time deposits), including Eurodollar certificates of deposit (certificates of deposit issued by domestic or foreign banks located outside the U.S.) and Yankee certificates of deposit (certificates of deposit issued by branches of foreign banks located in the U.S.), domestic and foreign bankers’ acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks with total assets in excess of $1 billion, based on the latest published reports. A Portfolio may also invest in obligations issued by U.S. commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the Portfolio is fully insured by the Federal Deposit Insurance

Corporation (“FDIC”). A Portfolio may also invest in notes and obligations issued by foreign branches of U.S. and foreign commercial banks.

Savings Association Obligations

Certificates of deposit (interest-bearing time deposits) issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC. A Portfolio may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the Portfolio is fully insured by the FDIC.

Commercial Paper

Short-term notes (up to 12 months) issued by domestic and foreign corporations or governmental bodies. A Portfolio may purchase commercial paper only if judged by the Adviser to be of suitable investment quality. This includes commercial paper that is (a) rated in the two highest categories by Standard & Poor’s and by Moody’s, or (b) other commercial paper deemed on the basis of the issuer’s creditworthiness to be of a quality appropriate for the Portfolio. See the Appendix for a description of the ratings. A Portfolio will not purchase commercial paper described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase. The commercial paper in which a Portfolio may invest includes variable amount master demand notes. Variable amount master demand notes permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. Investments in these instruments are limited to those that have a demand feature enabling the Portfolio unconditionally to receive the amount invested from the issuer upon seven or fewer days’ notice. In connection with master demand note arrangements, the Adviser, subject to the direction of the Directors, monitors on an ongoing basis the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody’s or Standard & Poor’s and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser has reason to believe that the borrower could not make timely repayment upon demand.

Corporate Bonds and Notes

A Portfolio may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year. A Portfolio may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor’s and Moody’s. See the Appendix for a description of investment-grade ratings by Standard & Poor’s and Moody’s.

Government Securities

Debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities. See “U.S. Government Securities” above. A Portfolio may also purchase securities issued or guaranteed by a foreign government, its agencies or instrumentalities. See “Foreign Securities” above.

Repurchase Agreements

A Portfolio may enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks, brokers and securities dealers whose financial condition is monitored by the Adviser. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio’s money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% (100% if such collateral is in the form of cash) of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreements has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Portfolio’s net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

Corporate Transactions Involving Portfolio Companies of the Dividend Strategy Portfolio and Strategic Value Portfolio

Dividend Strategy Portfolio and Strategic Value Portfolio will employ a buy and hold strategy. Neither Dividend Strategy Portfolio nor Strategic Value Portfolio will sell stocks in their portfolio and buy different stocks except during their annual rebalancing or as otherwise set forth in the Prospectus. In the event a corporate transaction such as a reorganization, merger, acquisition or bankruptcy affects the issuer of securities held by Dividend Strategy Portfolio’s or Strategic Value Portfolio’s portfolio, the Portfolios generally will not alter their portfolio holdings unless the new security received by the Portfolio does not meet the Portfolio’s selection criteria. For example, if as a result of a merger, a stock held in Dividend Strategy Portfolio’s or Strategic Value Portfolio’s portfolio is automatically exchanged for a stock of another company, the Portfolio would generally continue to hold the newly received stock if it met its selection criteria. If the newly received stock did not meet the selection criteria, the portfolio manager would generally dispose of such stock and replace it with a stock that did meet its selection criteria. In the event that the Dividend Strategy Portfolio or Strategic Value Portfolio were to receive cash in exchange for their entire position in an issuer upon a corporate event, each Portfolio would generally replace the issuer in its portfolio.

Diversification

Each Portfolio, except the Dividend Strategy Portfolio, Growth and Income Portfolio, StarALPHA Portfolio and Strategic Value Portfolio, is classified as “non-diversified” for purposes of the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of assets that may be invested in the securities of a single issuer. To the extent any such Portfolio makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased.

Because each Portfolio, except the Dividend Strategy Portfolio, Growth and Income Portfolio, StarALPHA Portfolio and Strategic Value Portfolio, may invest in a limited number of issuers, the performance of particular securities may adversely affect the Portfolio’s performance or subject the Portfolio to greater price volatility than that experienced by diversified investment companies. Each Portfolio intends to maintain the required level of diversification and otherwise conduct its operations in order to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a regulated investment company under the Code, a Portfolio must, among other things, diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), any two or more issuers of which the Portfolio owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

In the unlikely event application of a Portfolio’s strategy would result in a violation of these requirements of the Code, the Portfolio would be required to deviate from its strategy to the extent necessary to avoid losing its status as a regulated investment company.

Derivatives Strategies

Each Portfolio, except Dividend Strategy Portfolio and Strategic Value Portfolio, may write (i.e., sell) call options (“calls”) on securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. After writing a call, up to 25% of the Portfolio’s total assets may be subject to calls. All such calls written by the Portfolio must be “covered” while the call is outstanding (i.e., the Portfolio must own the securities subject to the call or other securities acceptable for applicable escrow requirements). If a call written by the Portfolio is exercised, the Portfolio forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

In addition, the Portfolio could experience capital losses, which might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.

The Portfolios, except Dividend Strategy Portfolio and Strategic Value Portfolio, may also write put options (“puts”), which give the holder of the option the right to sell the underlying security to the Portfolio at the stated exercise price. The Portfolio will receive a premium for writing a put option that increases the Portfolio’s return. The Portfolio writes only covered put options, which means that so long as the Portfolio is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities.

Primarily for hedging purposes, and from time to time for income enhancement, each Portfolio, except for Dividend Strategy Portfolio and Strategic Value Portfolio and as otherwise described below, may use interest rate futures contracts, foreign currency futures contracts, stock and bond index futures contracts and futures contracts on U.S. government securities (together, “Futures”); Forward Contracts on foreign currencies (“Forward Contracts”); and call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies. Puts and calls on securities, interest rate Futures or stock and bond index Futures or options on such Futures purchased or sold by a Portfolio will normally be listed on either: (1) a national securities or commodities exchange or (2) over-the-counter markets. However, each such Portfolio may also buy and sell options and Futures on foreign equity indexes and foreign fixed income securities. Because the markets for these instruments are relatively new and still developing, the ability of such a Portfolio to engage in such transactions may be limited. Derivatives may be used to attempt to: (i) protect against possible declines in the market value of a Portfolio’s securities resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) protect a Portfolio’s unrealized gains in the value of its equity and debt securities that have appreciated; (iii) facilitate selling securities for investment reasons; (iv) establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or (v) reduce the risk of adverse currency fluctuations.

A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.

For each Portfolio except Dividend Strategy Portfolio and Strategic Value Portfolio, forward foreign currency exchange contracts, currency options and currency swaps may be entered into for non-hedging purposes when an Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities or are not included in such portfolio. These Portfolios may use currency contracts and options to cross-hedge, which involves selling or purchasing instruments in one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. To limit any leverage in connection with currency contract transactions for non-hedging purposes, a Portfolio will segregate cash or liquid securities in an amount sufficient to meet its payment obligations in these transactions or otherwise “cover” the obligation. Initial margin deposits made in connection with currency futures transactions or premiums paid for currency options traded over-the-counter or on a commodities exchange may each not exceed 5% of a Portfolio’s total assets in the case of non-bona fide hedging transactions. Each such Portfolio may enter into currency swaps. Currency swaps involve the exchange by a Portfolio with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will segregate, cash or liquid securities equal to the net amount, if any, of the excess of the Portfolio’s obligations over its entitlement with respect to swap transactions. To the extent that the net amount of a swap is held in a segregated account consisting of cash or liquid securities, the Fund believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, they will not be treated as being subject to the Portfolio’s borrowing restrictions. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

Eurodollar Instruments

If and to the extent authorized to do so, a Portfolio may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR (the London Inter-Bank Offer Rate, the interest rate that banks charge each other for loans) , although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

A Portfolio’s use of Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of the portfolio, to permit a Portfolio to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, a Portfolio could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, a Portfolio could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, a Portfolio could: (i) purchase puts on that foreign currency and on foreign currency Futures (currently no Portfolio uses this strategy); (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts on foreign currencies at a lower rate than the spot (“cash”) rate. Dividend Strategy Portfolio and Strategy Value Portfolio do not intend to use this strategy. Additional information about the derivatives the Portfolio may use is provided below.

Options

Options on Securities

As noted above, each Portfolio may write, and may purchase, call and put options (including yield curve options) on equity and debt securities except Dividend Strategy Portfolio and Strategic Value Portfolio. Each Portfolio may write puts and calls, or purchase put options only if the Portfolio owns the underlying security.

When a Portfolio writes a call on a security, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. In such instance, the Portfolio retains the risk of loss, which can be significant if the Portfolio does not own the securities subject to the call, should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, the Portfolio may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because the Portfolio retains the underlying security and the premium received. If the Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.

A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.

A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

When writing put options on securities, to secure its obligation to pay for the underlying security, a fund will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities. A fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a fund to take delivery of the underlying security against payment of the exercise price. A fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

Each Portfolio except Dividend Strategy Portfolio and Strategic Value Portfolio may use spread transactions for any lawful purpose consistent with the Portfolio’s investment objective. A Portfolio may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.

Options on Foreign Currencies

Each Portfolio except Dividend Strategy Portfolio and Strategic Value Portfolio may write and purchase puts and calls on foreign currencies. A call written on a foreign currency by the Portfolio is “covered” if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration which is segregated by the Portfolio) upon conversion or exchange of other foreign currency held in its portfolio. A put option is “covered” if the Portfolio segregates cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by the Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security the Portfolio owns or has the right to acquire and is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. The Portfolios may be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities Indices

As noted above under “Derivatives Strategies,” the Portfolios may write, and each Portfolio may purchase, call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a

Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio’s exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

Futures Contracts and Options on Futures

Futures Contracts

Upon entering into a Futures transaction, a Portfolio will be required to deposit an initial margin payment with the futures commission merchant (the “futures broker”). The initial margin will be deposited with the Portfolio’s custodian in an account registered in the futures broker’s name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. If the Portfolio is required to increase its variation margin when the Portfolio has insufficient cash, the Portfolio may need to sell securities or other assets, including at disadvantageous times to meet such margin requirements. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

The risks associated with a Portfolio’s use of futures contracts include: (i) the risk that due to market conditions, there may not always be a liquid market for a futures contract and, as a result, the Portfolio may be unable to close out its futures contracts at a time which is advantageous; (ii) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; and (iii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts.

Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio’s current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio’s portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio’s cash reserves could then be used to buy long-term bonds on the cash market.

Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

As noted above, each Portfolio except Dividend Strategy Portfolio and Strategic Value Portfolio may purchase and sell foreign currency futures contracts for hedging to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, the Portfolios could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

Options on Futures

As noted above, the Portfolios, except Dividend Strategy Portfolio and Strategic Value Portfolio, may write, and all the Portfolios may purchase and write options on interest rate futures contracts, stock and bond index futures contracts, Forward Contracts and foreign currency futures contracts, (the Portfolios will not purchase or write options on foreign currency futures contracts. Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as “Options on Futures.”)

The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the Portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, the Portfolio’s losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

A Portfolio may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.

Limitations on entering into Futures Contracts

In addition, each Portfolio has an operating policy which provides that it will not enter into Futures contracts or write put or call options with respect to Futures contracts unless such transactions are either “covered” or subject to appropriate asset segregation requirements. The Portfolios base their asset segregation policies on methods permitted by the SEC staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff. Generally, these require that a Portfolio segregate an amount of assets equal to its obligations relative to the position involved, adjusted daily on a mark-to-market basis. With respect to Futures contracts that are not contractually required to “cash-settle,” each Portfolio covers its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to Futures contracts that are contractually required to “cash-settle,” however, each Portfolio sets aside liquid assets in an amount equal to that Portfolio’s daily marked-to-market (net) obligation (i.e., the Portfolio’s daily net liability, if any), rather than the notional value. By setting aside assets equal to its net obligation under cash-settled futures, each Portfolio may employ leverage to a greater extent than if the Portfolio has an operating policy which provides that it would cover its open positions in cash-settled futures by setting aside assets equal to the contracts’ full notional value.

Forward Contracts on Foreign Currencies

Each Portfolio except Dividend Strategy Portfolio and Strategic Value Portfolio may engage in Forward Contracts on foreign currency. A Forward Contract on foreign currencies involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract on foreign currencies. The Portfolios do not intend to utilize Forward Contracts on foreign currencies other than for bona fide hedging purposes.

A Portfolio may use Forward Contracts on foreign currencies to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts on foreign currencies does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts on foreign currencies limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

A Portfolio may enter into Forward Contracts on foreign currencies with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract on foreign currencies, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared and the date on which such payments are made or received.

A Portfolio may also use Forward Contracts on foreign currencies to lock in the U.S. dollar value of portfolio positions (“position hedge”). In a position hedge, for example, when a Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract on foreign currencies to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract on foreign currencies to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a Forward Contract on foreign currencies to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated (“cross-hedged”). A Portfolio, except for Dividend Strategy Portfolio, may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated (“proxy hedging”).

The Portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the Forward Contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolio will segregate cash or liquid securities having a value equal to the aggregate amount of the Portfolio’s commitments under Forward Contracts on foreign currencies entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Portfolio’s commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract on foreign currencies price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract on foreign currencies price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

The precise matching of the Forward Contract on foreign currencies amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract on foreign currencies is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) on the spot market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts on foreign currencies involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.

Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Portfolio if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

At or before the maturity of a Forward Contract on foreign currencies requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract on foreign currencies, requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract on foreign currencies under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

The cost to a Portfolio of engaging in Forward Contracts on foreign currencies varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts on foreign currencies are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract on foreign currencies.

Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Additional Information About Options

The Fund’s custodian, or a securities depository acting for the custodian, will act as the Portfolios’ escrow agent, through the facilities of the Options Clearing Corporation (“OCC”), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio’s entering into a closing transaction.

A Portfolio’s ability to close out its position as a purchaser or seller of a call or put option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of an exchange, (5) inadequacy of the facilities of an exchange to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio’s option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio’s control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio’s net asset value being more sensitive to changes in the value of the underlying investments.

Over-the-counter (“OTC”) options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and are individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Subadviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. A Portfolio will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the Securities and Exchange Commission (“SEC”), OTC options purchased by a Portfolio and the amount of the Portfolio’s obligation pursuant to an OTC option sold by the Portfolio (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

Regulatory Aspects of Derivatives and Hedging Instruments

Pursuant to a claim for exemption filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of the Portfolios, neither the Portfolios nor the Fund are deemed to be a “commodity pool” or “commodity pool operator”, respectively, under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. None of the Advisers is deemed to be a “commodity trading advisor” with respect to their services as an investment adviser to the Portfolios, as applicable. Transactions in options by a Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Future, the Portfolio will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

Possible Risk Factors in Hedging

Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Adviser’s predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio’s securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions that could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

If a Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss on the derivatives that is not offset by a reduction in the price of the debt securities purchased.

When conducted outside the U.S., hedging and other strategic transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging and other strategic transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the U.S., (3) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (5) lower trading volume and liquidity.

Other Derivatives Strategies

In the future, each Portfolio may employ strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio’s investment objectives, legally permissible and adequately disclosed.

Illiquid and Restricted Securities

No more than 15% of the value of a Portfolio’s net assets determined as of the date of purchase may be invested in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, stripped mortgage securities, inverse floaters, interest-rate swaps, currency swaps, caps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund’s decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Portfolios will seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, as described below).

In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

For example, restricted securities that the Board, or the Adviser pursuant to guidelines established by the Board, has determined to be marketable, such as securities eligible for sale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Directors. In reaching liquidity decisions the Adviser will consider, inter alia, pursuant to guidelines and procedures established by the Directors, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, a Portfolio may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement.

Commercial paper issues in which a Portfolio’s net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Portfolio’s 15% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Directors. The Directors have delegated to the Advisers the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Directors that require the Advisers to take into account the same factors described above for other restricted securities and require the Advisers to perform the same monitoring and reporting functions. The staff of the SEC has taken the position that purchased over-the-counter (“OTC”) options and the assets used as “cover” for written OTC options are illiquid. The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option.

Short Sales

The Portfolios, except Dividend Strategy Portfolio and Strategy Value Portfolio, may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate and maintain daily, cash or liquid securities, at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale.

Each Portfolio, except Dividend Strategy Portfolio and Strategy Value Portfolio, may make “short sales against the box.” A short sale is against the box to the extent that the Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. Generally, gain, but not loss, must be recognized for federal income tax purposes upon entering into a short sale against the box. A Portfolio may not enter into a short sale, including a short sale against the box, if, as a result, more than 25% of its net assets would be subject to such short sales.

Hybrid Instruments (Indexed/Structured Securities)

Hybrid instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and Forward Contracts herein for a discussion of the risks associated with such investments.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a Benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, each Portfolio will limit its investments in hybrid instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that a Portfolio’s investment in hybrid instruments will account for more than 10% of the Portfolio’s return (positive or negative).

When-Issued Securities and Firm Commitment Agreements

Each Portfolio may purchase or sell securities on a “when-issued” or “delayed delivery” basis and may purchase securities on a firm commitment basis. Although a Portfolio will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Portfolio and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Portfolio will designate cash or liquid securities at least equal to the value of purchase commitments until payment is made. A Portfolio will likewise designate liquid assets in respect of securities sold on a delayed delivery basis.

A Portfolio will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Portfolio losing the opportunity to obtain a price and yield considered to be advantageous. If a Portfolio chooses to: (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a firm commitment, it may incur a gain or loss. (At the time a Portfolio makes a commitment to purchase or sell a security on a when-issued or firm commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Portfolio enters into such transactions only with the intention of actually receiving or delivering the securities, although when-issued securities and firm commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement of a purchase will affect the value of such securities and may cause a loss to a Portfolio.

When-issued transactions and firm commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. One form of when-issued or delayed delivery security that each Portfolio may purchase is a “to be announced” or “TBA” mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security is purchased or sold with the specific pools to be announced on a future settlement date.

Borrowing and Leverage

In seeking to enhance investment performance, each Portfolio may increase its ownership of securities by borrowing at fixed rates of interest up to the maximum extent permitted under the 1940 Act (presently 50% of net assets) and investing the borrowed funds, subject to the restrictions stated in the respective Prospectus. Any such borrowing will be made only pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of each Portfolio’s assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Portfolio’s assets, so computed, should fail to meet the 300% asset coverage requirement, the Portfolio is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Portfolio would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Portfolio’s assets fluctuate in value, but borrowing obligations are fixed when the Portfolio has outstanding borrowings, the net asset value per share of a Portfolio correspondingly will tend to increase and decrease more when the Portfolio’s assets increase or decrease in value than would otherwise be the case. A

Portfolio’s policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Portfolio.

Loans of Portfolio Securities

Consistent with applicable regulatory requirements, each Portfolio may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided, that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Portfolio receives income while retaining the securities’ potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in high-quality short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day’s notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Portfolio; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. Each Portfolio will pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Since voting or consent rights that accompany loaned securities pass to the borrower, each Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio’s investment in the securities that are the subject of the loan.

Reverse Repurchase Agreements

A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will segregate cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s repurchase obligation, and the Portfolio’s use of proceeds of the agreement may effectively be restricted pending such decision.

Dollar Rolls

Each Portfolio may enter into “dollar rolls” in which the Portfolio sells mortgage or other asset-backed securities (“Roll Securities”) for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the Roll Securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. The Portfolio will enter into only covered rolls. Because “roll” transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument the Portfolio is required to repurchase may be worth less than an instrument the Portfolio originally held. Successful use of dollar rolls will depend upon the Adviser’s ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

Standby Commitments

Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser may rely upon its evaluation of a bank’s credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolio; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Interest-Rate Swaps, Mortgage Swaps, Caps, Collars and Floors

In order to protect the value of portfolios from interest rate fluctuations and to hedge against fluctuations in the fixed income market in which certain of the Portfolios’ investments are traded, the Portfolio may enter into interest-rate swaps and mortgage swaps or purchase or sell interest-rate caps, floors or collars. The Portfolio will enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also enter into interest-rate swaps for non-hedging purposes. Interest-rate swaps are individually negotiated, and the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and interest-rate positions. A Portfolio will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. The use of interest-rate swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. All of these investments may be deemed to be illiquid for purposes of the Portfolio’s limitation on investment in such securities. Inasmuch as these investments are entered into for good faith hedging purposes, and inasmuch as the Adviser will segregate assets with respect to such transactions, SunAmerica believes such obligations do not constitute senior securities and accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained by a custodian in a manner that satisfies the requirements of the 1940 Act. The Portfolio will also segregate cash or liquid securities with respect to its total obligations under any interest-rate swaps that are not entered into on a net basis and with respect to any interest-rate caps, collars and floors that are written by the Portfolio.

A Portfolio will enter into these transactions only with banks and recognized securities dealers believed by the Adviser to present minimal credit risk. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate floor.

Special Situations

A “special situation” arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Real Estate Investment Trusts (“REITs”)

Each Portfolio may invest in REITs. REITs are trusts that invest primarily in commercial real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Portfolio.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Initial Public Offerings

Each Portfolio may purchase securities of companies in initial public offerings (“IPOs”) or shortly thereafter. An IPO is a corporation’s first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation’s future growth. Special rules of the National Association of Securities Dealers, Inc. apply to the distribution of IPOs. Corporations offering stock in IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies’ securities may be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

Portfolio Turnover

A Portfolio may purchase and sell securities whenever necessary to seek to accomplish its investment objectives. Portfolio turnover generally involves some expense to a Portfolio and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities.

Higher portfolio turnover may decrease the after tax return to shareholders if it results in the realization of net capital gains, which may be taxable when distributed to shareholders. A Portfolio’s portfolio turnover rate would equal 100% if each security in the Portfolio were replaced once per year.

The significant increase in the year-over-year portfolio turnover rate of the Focused Growth and Income Portfolio is due primarily to the merger of the SunAmerica Growth and Income Fund and SunAmerica Balanced Assets Fund into the Focused Growth and Income Portfolio, which occurred in January 2010. The significant increase in the year-over-year portfolio turnover rate of the Small-Cap Growth Portfolio was due in part to the portfolio manager change, which occurred in April 2011.

Future Developments

Each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and SAI will be amended or supplemented as appropriate to discuss any such new investments.

INVESTMENT RESTRICTIONS

Each Portfolio is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of that Portfolio’s outstanding voting securities. A “majority of the outstanding voting securities” of a Portfolio for this purpose means the lesser of: (i) 67% of the shares of the Portfolio represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy; or

(ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Portfolio on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

Under these restrictions, no Portfolio (unless otherwise indicated) may:

1. Invest more than 25% of the Portfolio’s total assets in the securities of issuers in the same industry, except that the Technology Portfolio and the Dividend Strategy Portfolio may invest more than 25% of its assets in the securities of issuers in the same industry to the extent such investment would be selected according to its stock selection criteria. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration.

2. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, that deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities, and the Dividend Strategy Portfolio may purchase and sell marketable securities secured by real estate and marketable securities that invest or deal in real estate for speculative purposes.

3. Purchase or sell commodities or commodity contracts, except to the extent that the Portfolio may do so in accordance with applicable law and the Prospectus and SAI, as they may be amended from time to time, and without registering as a commodity pool operator under the CEA. Any Portfolio may engage in transactions in put and call options on securities, indices and currencies, spread transactions, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps and may purchase hybrid instruments.

4. Make loans to others except for: (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.

5. Borrow money, except that: (i) each Portfolio may borrow in amounts up to 33 1/3% of its total assets for temporary or emergency purposes, (ii) each Portfolio may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets), and (iii) a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit a Portfolio’s engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and SAI, as they may be amended from time to time.

6. Issue senior securities as defined in the 1940 Act, except that each Portfolio may enter into repurchase agreements, reverse repurchase agreements, dollar rolls, lend its portfolio securities and borrow money, as described above, and engage in similar investment strategies described in the Prospectus and SAI, as they may be amended from time to time.

7. Engage in underwriting of securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities of the Portfolio.

8. With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one company or more than 10% of any class of a company’s outstanding securities, except that these restrictions shall not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; provided that this restriction applies only to the Dividend Strategy Portfolio, Growth and Income Portfolio, StarALPHA Portfolio and Strategic Value Portfolio.

The following additional restrictions are not fundamental policies and may be changed by the Directors without a shareholder vote. No Portfolio may:

9. Purchase securities on margin, provided that margin deposits in connection with futures contracts, options on futures contracts and other derivative instruments shall not constitute purchasing securities on margin.

10. The Dividend Strategy Portfolio may borrow money to purchase securities as set forth in the Prospectus and SAI and may borrow for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings.

11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to Forward Contracts, options, futures contracts and options on futures contracts. In addition, a Portfolio may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the

Prospectus and SAI, as they may be amended from time to time. Further, to the extent that an investment technique engaged in by Dividend Strategy Portfolio requires pledging of assets, that Portfolio may pledge assets in connection with such transactions.

12. Invest in securities of other registered investment companies, except by purchases in the open market, involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except: (i) to the extent permitted by applicable law; and (ii) that T. Rowe Price and Janus may invest uninvested cash balances of their respective component of each Portfolio in money market mutual funds that it manages to the extent permitted by applicable law.

13. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio’s net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to “qualified institutional buyers” as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Directors, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.

The Technology Portfolio primarily invests in companies whose principal businesses are believed to be in a position to significantly benefit from advances or improvements in technology (previously defined as “technology companies”). Technology companies may be found in many different industries, and for purposes of investment restriction no. 1, “industry” is determined by reference to industry classification codes provided by third party sources.

DIRECTORS AND OFFICERS

The following table lists the Directors and officers of the Fund, their dates of birth, current position(s) held with the Fund, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. Unless otherwise noted, the address of each executive officer and Director is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992. Directors who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Disinterested Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” Directors and officers of the Fundare also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by SunAmerica Capital Services, Inc. (“SACS” or the “Distributor”) and other affiliates of SunAmerica.

Disinterested Directors

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorship(s) Held by Director[3] During the Past 5 Years
Jeffrey S. Burum DOB: February 27, 1963	Director	2004 to Present	Founder and Chairman of National Community Renaissance (non-profit affordable housing services) (1993 to Present); Founder, Owner and Partner of Colonies Crossroads, Inc. (real estate) (2000 to Present); Owner and Managing Member of Diversified Pacific Development Group, LLC (real estate) (1998 to Present).	29	Director, Diversified Pacific Opportunity Fund I, LLC (2008 to present); Director, Vandalia Heritage Foundation (1998 to present).

Dr. Judith L. Craven DOB: October 6, 1945	Director	2001 to Present	Retired.	78	Director, Belo Corp. (1992 to Present); Director, Sysco Corp (1996 to Present); Director, Luby’s, Inc. (1998 to Present).

William F. Devin DOB: December 30, 1938	Director	2001 to Present	Retired.	78	Director, Boston Options Exchange (2001 to Present).

Samuel M. Eisenstat DOB: March 7, 1940	Chairman of the Board	1986 to Present	Attorney, sole practitioner.	39	Director, North European Oil Royalty Trust (2001 to Present).

Stephen J. Gutman DOB: May 10, 1943	Director	1984 to Present	Vice President and Associate Broker, Corcoran Group (real estate) (2003 to Present); President and Managing Member, Beau-Brummel - Soho LLC (licensing of menswear specialty retailing) (1995 to Present).	39	None.

William J. Shea DOB: February 9, 1948	Director	2004 to Present	Executive Chairman, Lucid, Inc. (medical technology and information) (2007 to Present); Managing Partner, DLB Capital LLC (private equity) (2006 to Present).	39	Chairman of the Board, Royal and SunAlliance U.S.A., Inc., (2004 to 2006); Director, Boston Private Financial Holdings (2004 to Present); Chairman, Demoullas Supermarkets (1999 to Present); NASDAQ OMX BX (2008 to Present).

[1]	Directors serve until their successors are duly elected and qualified, subject to the Directors’ Retirement Plan as discussed below.
[2]

The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or any investment adviser that is an affiliate of the Adviser. The “Fund Complex” includes: the Fund (14 portfolios), SunAmerica Specialty Series (3 funds), the SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (3 funds), SunAmerica Income Funds (5 funds), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund),VALIC I (33 portfolios) and VALIC II (15 portfolios), SunAmerica Series Trust (35 portfolios) and Seasons Series Trust (21 portfolios).

[3]

Directorships of Companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

Interested Directors

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served 3	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorship(s) Held by Director[3] During the Past 5 Years
Peter A. Harbeck[4] DOB: January 23, 1954	Director	1995 to Present	President, CEO and Director, SunAmerica (1995 to Present); Director, SACS (1993 to Present); Chairman, Advisor Group, Inc. (2004 to Present).	87	None

Richard W. Grant[5] DOB: October 25, 1945	Director	Effective March 1, 2011	Retired. Prior to that, attorney and partner at Morgan Lewis & Bockius LLP (1989 to 2011)	28	None

[4]	Mr. Harbeck is considered to be an Interested Director because he serves as President, CEO and Director of SunAmerica and Director of SACS.
[5]

Mr. Grant could be deemed to be an “interested person,” as defined in section 2(a)(19) the 1940 Act, because of certain legal services provided to Janus Capital Group Inc., the parent of the subadviser to the Growth Portfolio, by Mr. Grant during 2010 in his capacity as a partner in a law firm.

Officers

Name and Date of Birth	Position(s) Held with Fund	Length of Time Served[3]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorship(s) Held by Officer
John T. Genoy DOB: November 8, 1968	President	2007 to Present	Chief Financial Officer, SunAmerica (2002 to Present); Senior Vice President, SunAmerica (2003 to Present); Chief Operating Officer, SunAmerica (2006 to Present).	N/A	N/A

Name and Date of Birth	Position(s) Held with Fund	Length of Time Served[3]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorship(s) Held by Officer
Donna M. Handel DOB: June 25, 1966	Treasurer	2002 to Present	Senior Vice President, SunAmerica (2004 to Present).	N/A	N/A

James Nichols DOB: April 7, 1966	Vice President	2006 to Present	Director, President and CEO, SACS (2006 to Present); Senior Vice President, SACS (2002 to 2006); Senior Vice President SunAmerica (2002 to Present).	N/A	N/A

Gregory N. Bressler DOB: November 17, 1966	Secretary and Chief Legal Counsel	2005 to Present	Senior Vice President and General Counsel, SunAmerica (2005 to Present).	N/A	N/A

Cynthia A. Gibbons DOB: December 6, 1967	Vice President and Chief Compliance Officer (“CCO”)	2002 to Present	Vice President, SunAmerica (2007 to Present); Chief Compliance Officer, SunAmerica (2002 to 2006).	N/A	N/A

Gregory R. Kingston DOB: January 18, 1966	Vice President and Assistant Treasurer	2002 to Present	Vice President, SunAmerica (2001 to Present).	N/A	N/A

Nori L. Gabert DOB: August 15, 1953	Vice President and Assistant Secretary	2002 to Present	Vice President and Deputy General Counsel, SunAmerica (2005 to Present.	N/A	N/A

Timothy Pettee DOB: April 7, 1958	Vice President	2004 to Present	Chief Investment Officer, SunAmerica (2003 to present).	N/A	N/A

Matthew J. Hackethal DOB: December 31, 1971	Anti-Money Laundering Compliance Officer	2006 to Present	Chief Compliance Officer, SunAmerica (2006 to Present); Vice President, Credit Suisse Asset Management LLC (2001 to 2006); CCO, Credit Suisse Alternative Funds (2005 to 2006).	N/A	N/A

Leadership Structure of the Board of Directors

Overall responsibility for oversight of the Fund and its Portfolios rests with the Board. The Fund, on behalf of the Portfolios, has engaged SunAmerica and for certain Portfolios, has engaged a subadviser(s), to manage the Portfolios on a day-to-day basis. The Board is responsible for overseeing SunAmerica and the subadvisers and any other service providers in the operations of the Portfolios in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Fund’s Articles of Incorporation and By-laws, and each Portfolio’s investment objectives and strategies. The Board is presently composed of eight members, six of whom are Disinterested Directors. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Disinterested Directors also meet at least quarterly in executive session, at which no directors who are interested persons of the Portfolios are present. The Disinterested Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board has appointed Mr. Eisenstat, a Disinterested Director, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Directors generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established four committees, i.e., Audit Committee, Nomination and Compensation Committee, Ethics Committee, and Governance Committee (each, a “Committee”), to assist the Board in the oversight and direction of the business and affairs of the Portfolios, and from to time may establish informal working groups to review and address the policies and practices of the Portfolios with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Portfolios’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Portfolios are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Portfolios and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, who carries out the Portfolios’ investment management and business affairs, and also by the Portfolios’ subadviser(s) and other service providers in connection with the services they provide to the Portfolios. Each of SunAmerica, the subadviser(s) and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Portfolios, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica, the subadviser(s) and the Portfolios’ other service providers (including the Portfolios’ distributor, servicing agent and transfer agent), the Portfolios’ Chief Compliance Officer, the independent registered public accounting firm for the Portfolios, legal counsel to the Portfolios, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Portfolios. The Board recognizes that it may not be possible to identify all of the risks that may affect the Portfolios or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board of Directors and Committees

Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, SunAmerica, the subadvisers, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Director’s executive, business, consulting, public service and/or academic positions; experience from service as a Director of the Fund and the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

Samuel M. Eisenstat. Mr. Eisenstat has served as a director or trustee in the Fund Complex since 1985, and serves as Chairman of the Board of the Fund. He currently serves as a director or trustee with respect to 39 of the portfolios in the Fund

Complex. Mr. Eisenstat also has corporate governance experience serving as a director/trustee of other entities, including the North European Oil Royalty Trust.

Jeffrey S. Burum. Mr. Burum has served as a director or trustee in the Fund Complex since 2004, and serves as a Director of the Fund. He currently serves as a director or trustee with respect to 29 of the portfolios in the Fund Complex. In addition, he has more than 20 years of business and executive experience primarily in commercial and real estate development. Mr. Burum also has corporate governance experience serving as the Chairman of the Board of Directors of National Community Renaissance, a nonprofit organization focusing on providing affordable housing, and a private investment fund.

Dr. Judith L. Craven. Dr. Craven has served as a director or trustee in the Fund Complex since 2004 and serves as a Director of the Fund. She currently serves as a director or trustee with respect to 78 of the portfolios in the Fund Complex. In addition, she has more than 25 years of executive and business experience in various industries. Dr. Craven also has corporate governance experience serving on the Boards of Directors of several public companies for more than 10 years.

William F. Devin. Mr. Devin has served as a director or trustee in the Fund Complex since 2001 and serves as a Director of the Fund. He currently serves as a director or trustee with respect to of 78 of the portfolios in the Fund Complex. In addition, he has more than 30 years of business and executive experience primarily in the financial services industry, including with Fidelity. Mr. Devin also has corporate governance experience serving on the Board of Directors of the Boston Options Exchange since 2001.

Richard W. Grant. Mr. Grant has served as a director or trustee in the Fund Complex since March 2011. He currently serves as a director or trustee with respect to 28 of the portfolios in the Fund Complex. Mr. Grant has more than 20 years of business and corporate governance experience serving as legal counsel to a number of registered investment companies and/or their independent directors/trustees, including to the Disinterested Directors of the Fund.

Stephen J. Gutman. Mr. Gutman has served as a director or trustee in the Fund Complex since 1985 and serves as a Director of the Fund. He currently serves as a director or trustee of 39 of the portfolios in the Fund Complex. In addition, he has more than 20 years of business and executive experience in the real estate and licensing industries.

William J. Shea. Mr. Shea has served as a director or trustee in the Fund Complex since 2004 and serves as a Director of the Fund. He currently serves as a director or trustee of 39 of the portfolios in the Fund Complex. In addition, he has more than 20 years of business and executive experience primarily in the financial services industry. In addition, Mr. Shea has approximately 19 years of audit and accounting-related experience as a certified public accountant at a leading accounting firm. Mr. Shea also has corporate governance and audit committee experience serving on the Board of Directors and Audit Committees of several public companies, including serving as Chairman of the Board of Directors of Royal and SunAlliance U.S.A., Inc. for two years.

Peter A. Harbeck. Mr. Harbeck has served as a director or trustee in the Fund Complex since 1995 and serves as a Director of the Fund. He currently serves as a director or trustee of 87 of the portfolios in the Fund Complex. In addition, he has served as President, CEO and Director of SunAmerica since 1995, Director of SACS since 1993 and as Chairman of Advisor Group, Inc, since 2004.

Each Disinterested Director serves on the Audit Committee of the Board of Directors. The Audit Committee is charged with selecting, overseeing and setting the compensation of the Fund’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Fund and for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters.

The members of the Audit Committee of the Fund are Messrs. Burum, Devin, Eisenstat, Gutman, Shea and Dr. Craven. Messrs. Shea, Eisenstat and Gutman each receive $2,500 per meeting for serving on the Audit Committees of the SunAmerica Mutual Funds (“SAMF”),1 AST and SASFR. Mr. Devin and Dr. Craven receive $1,666.66 per meeting for serving on the Audit Committees of SAMF and SASFR and Mr. Burum receives $1,666.66 for serving on the Audit Committees of SAMF. Mr. Shea receives a $5,000 annual retainer for serving as the Chairman of the Audit Committees for SAMF, SASFR and AST. The Audit Committee met four times during the fiscal year ended October 31, 2010.

[1]	SAMF consists of the Fund, SAEF, SAIF, Focused and SAMMF.

The Nominating and Compensation Committee (the “Nominating Committee”) recommends to the Directors those persons to be nominated as candidates to serve as Directors by Directors and voted upon by shareholders and selects and proposes nominees for election by Directors to the Board between shareholders’ meetings. The Nominating Committee will consider candidates proposed by shareholders for election as Directors. The members of the Nominating Committee are Messrs. Devin, Gutman and Shea, with Mr. Gutman serving as Chairman. Mr. Gutman receives a $1,500 annual retainer for serving as Chairman of the Nominating Committees of SAMF, AST and SASFR and Messrs. Devin and Shea each receive a $1,000 annual retainer for serving as a member of the Nominating Committees of SAMF, AST(Mr. Shea only) and SASFR. Messrs. Devin and Shea receive $500 per scheduled meeting ($250 for telephonic meetings) and Mr. Gutman, as Chairman, receives $600 per meeting ($300 per telephonic meeting). The Nominating and Compensation Committee met three times during the fiscal year ended October 31, 2010.

The Ethics Committee is responsible for applying the Code of Ethics applicable to the Fund’s Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation. The Ethics Committee will inform the Board of Directors of violations or waivers to the Fund’s Code of Ethics, as appropriate. The members of the Ethics Committee are Messrs. Burum, Gutman and Shea, and Dr. Craven, with Dr. Craven serving as Chairman. Dr. Craven receives a $1,500 annual retainer for serving as Chairman of the Ethics Committees of SAMF and SASFR and Messrs. Burum, Gutman and Shea each receive a $1,000 annual retainer for serving on the Ethics Committee of SAMF, AST (Messrs. Gutman and Shea only) and SASFR (Messrs. Gutman and Shea only). Messrs. Burum, Gutman and Shea receive $500 per scheduled meeting ($250 for telephonic meeting) and Dr. Craven, as Chairman, receives $600 per meeting ($300 per telephonic meeting). The Ethics Committee met two times during the fiscal year ended October 31, 2010.

The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board. The members of the Governance Committee are Messrs. Burum, Gutman, Devin and Shea, with Mr. Devin serving as Chairman. Mr. Devin receives a $1,500 annual retainer for serving as Chairman of the Governance Committees of SAMF and SASFR and Messrs. Burum, Gutman and Shea each receive a $1,000 annual retainer for serving on the Governance Committees of SAMF, AST (Messrs. Gutman and Shea only) and SASFR (Messrs. Gutman and Shea only). Messrs. Burum, Gutman and Shea receive $500 per scheduled meeting ($250 for telephonic meeting) and Mr. Devin, as Chairman, receives $600 per meeting ($300 per telephonic meeting). The Governance Committee met two times during the fiscal year ended October 31, 2010.

Director Ownership of Portfolio Shares

The following table shows the dollar range of shares beneficially owned by each Director as of December 31, 2010.

Disinterested Directors

Name of Director	Dollar Range of Equity Securities in the Corporation[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies[2]
Dr. Judith L. Craven	None	None

William F. Devin	Focused Small-Cap Growth: $10,001 - $50,000 Focused Small-Cap Value: $10,001 - $50,000 Focused Large-Cap Growth: $10,001 - $50,000	Over $100,000

Samuel M. Eisenstat	Focused Dividend Strategy: $10,001 - $50,000	$10,001 - $50,000

Stephen J. Gutman	None	$1 - $10,000

Jeffrey S. Burum	Focused Small-Cap Growth: Over $100,000 Focused Small-Cap Value: Over $100,000

William J. Shea	None	None

Interested Directors

Name of Director	Dollar Range of Equity Securities in the Corporation[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies[2]
Peter A. Harbeck	Focused Large-Cap Growth: Over $100,000 Focused Dividend Strategy: Over $100,000 Focused Small-Cap Value: Over $100,000	Over $100,000

Richard W. Grant	None	None

[1]	Where a Portfolio is not listed with respect to a Director, the Director held no shares of the Portfolio.
[2]	Includes the SAMF (39 funds), AST (9 portfolios) and SSFRF (1 fund), SunAmerica Series Trust (“SAST”) (35 portfolios) and Seasons Series Trust (“SST”) (21 portfolios).

Director Compensation

The Fund pays each Disinterested Director’s annual compensation, in addition to reimbursement of out-of-pocket expenses, in connection with attendance at meetings of the Directors. Specifically, each Disinterested Director receives from each portfolio within SAMF a pro rata portion (based upon the portfolios’ net assets) of $49,500 in annual compensation for acting as a director or trustee of SAMF ($74,250 in annual compensation for the Chairman of the Board). Each Disinterested Director of SAMF receives an additional $5,000 per attended quarterly meeting ($7,500 for the Chairman of the Board). Each Disinterested Director of SASFR receives $900 for each quarterly meeting attended ($1,350 for the Chairman of the Board) and $3,600 in annual compensation ($5,400 for the Chairman of the Board). In addition, each Disinterested Director receives $20,000 in annual compensation for acting as Trustee for AST ($30,000 in annual compensation for the Chairman of the Board). Each Disinterested Director also receives an annual amount of $5,250 for serving as a director of Focused Alpha Growth Fund, Inc. (“FGF”) and Focused Alpha Large-Cap Fund (“FGI”) ($7,875 for the Chairman of the Board).

The Directors of the Fund have adopted the SunAmerica Disinterested Trustees’ and Directors’ Retirement Plan (the “Retirement Plan”) effective January 1, 1993, as amended, for the Disinterested Directors. The Retirement Plan provides generally that a Disinterested Director may become a participant (“Participant”) in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Director of any of the adopting SunAmerica mutual funds (the “Adopting Funds”)1 or has attained the age of 60 while a Director and completed five (5) consecutive years of service as a Director of any Adopting Fund (an “Eligible Director”). Pursuant to the Retirement Plan, an Eligible Director may receive benefits upon (i) his or her death or disability while a Director or (ii) the termination of his or her tenure as a Director, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Director.

As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Director and a Participant, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Director’s account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

Effective December 3, 2008, the Retirement Plan was amended to, among other things: (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008; (2) prohibit Disinterested Directors from first becoming participants in the Retirement Plan after December 31, 2008; and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

The following table sets forth information summarizing the compensation of each Disinterested Director for his/her services as a Director to certain of the funds within the Fund Complex for the fiscal year ended October 31, 2010. Neither the Interested Director nor any officer of the Fund receives any compensation from the Fund for serving as a Director or an officer.

COMPENSATION TABLE

Director	Aggregate Compensation from Registrant	Total Compensation from Trust and Fund Complex Paid to Trustees*
Jeffrey Burum**	$39,544	$105,667
Dr. Judith L. Craven **	$37,260	$249,629
William F. Devin **	$39,410	$303,025	†
Samuel M. Eisenstat	$54,441	$200,050
Richard W. Grant ***	N/A	N/A
Stephen J. Gutman	$39,139	$144,500
William Shea	$40,761	$148,753

*	Information is as of October 31, 2010 for the investment companies in the complex that pay fees to these Directors. The investment companies are the SAMF, AST, FGF, FGI, SASFR, VALIC I and VALIC II.
**	Mr. Burum, Mr. Devin and Dr. Craven are not Trustees of AST. Mr. Burum is not a director of SASFR.
***	Mr. Grant became a Director effective as of March 1, 2011.
†	Includes a one-time payment of $5,000 from each of FGF and FGI ($10,000 in the aggregate) in April 2010 as compensation for his service as Chairman of a special committee of FGF and FGI, which was formed in March, 2010.

As of January 31, 2011, the Directors and Officers of the Fund owned in the aggregate less than 1% of the total outstanding shares of each series and each class of each series’ total outstanding shares.

The following shareholders owned of record or beneficially 5% or more of the indicated Portfolio’s Class’s shares outstanding as of January 31, 2011:

[1]	The SAMF, AST and SASFR have adopted the Retirement Plan.

Portfolio Name and Class	Holder	Percentage Owned of Record
Focused Large-Cap Growth Portfolio Class A	SUNAMERICA FOCUSED EQUITY STRATEGY FUND 2929 ALLEN PKWY # A8-10 HOUSTON TX 77019-2118	15.98%

	SUNAMERICA FOCUSED MULTI-ASSET STRATEGY FUND 2929 ALLEN PKWY # A8-10 HOUSTON TX 77019-2118	9.79%

	SUNAMERICA FOCUSED BALANCED STRATEGY FUND 2929 ALLEN PKWY # A8-10 HOUSTON TX 77019-2118	8.20%

Focused Large-Cap Growth Portfolio Class C	CITIGROUP GLOBAL MARKET INC ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	5.86%

	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM SEC# 97WX1 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	9.98%

Focused Large-Cap Growth Portfolio Class Z	VRSCO FBO AIGFSB [CUST] [TTEE] FBO CAROLINA EAST MED CENTER 403B 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	20.82%

	VRSCO FBO AIGFSB [CUST] [TTEE] FBO RI & PROVIDENCE PLANTATION 457B 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	19.35%

	VRSCO FBO AIGFSB [CUST] [TTEE] FBO MCG HEALTH 403B 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	13.30%

	VRSCO FBO AIGFSB [CUST] [TTEE] FBO CITY OF BROCKTON 457B DEF COMP PLAN 2929 ALLEN PKWY STE A6-20	10.32%

	VRSCO FBO AIGFSB [CUST] [TTEE] FBO TAMPA GENERAL HOSPITAL 403B	9.60%

	2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117

Focused Growth Portfolio Class A	SUNAMERICA FOCUSED EQUITY STRATEGY FUND 2929 ALLEN PKWY # A8-10 HOUSTON TX 77019-2118	14.91%

	SUNAMERICA FOCUSED BALANCED STRATEGY FUND 2929 ALLEN PKWY # A8-10 HOUSTON TX 77019-2118	7.24%

Focused Growth Portfolio Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM SEC# 97NS3 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	14.64%

Focused Small-Cap Growth Portfolio Class A	SUNAMERICA FOCUSED EQUITY STRATEGY FUND 2929 ALLEN PKWY # A8-10 HOUSTON TX 77019-2118	16.85%

	SUNAMERICA FOCUSED MULTI-ASSET STRATEGY FUND 2929 ALLEN PKWY # A8-10 HOUSTON TX 77019-2118	15.99%

	SUNAMERICA FOCUSED BALANCED STRATEGY FUND 2929 ALLEN PKWY # A8-10 HOUSTON TX 77019-2118	6.49%

Focused Small-Cap Growth Portfolio Class C	CITIGROUP GLOBAL MARKET INC ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	5.12%

	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM SEC# 97MA2 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	13.92%

Focused Small-Cap Growth Portfolio Class I	VRSCO FBO AIGFSB [CUST] [TTEE] FBO CITY OF SHREVEPORT 457 2929 ALLEN PKWY STE A6-20	43.04%

	VRSCO FBO AIGFSB [CUST] [TTEE] FBO DOCTORS COMM HOSP 403B TSA 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	38.48%

	VRSCO FBO AIGFSB [CUST] [TTEE] FBO CITY OF BROCKTON 457B DEF COMP PLAN 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	7.83%

SunAmerica Strategic Value Portfolio Class A	SUNAMERICA FOCUSED EQUITY STRATEGY FUND 2929 ALLEN PKWY # A8-10 HOUSTON TX 77019-2118	12.05%

	SUNAMERICA FOCUSED BALANCED STRATEGY FUND 2929 ALLEN PKWY # A8-10 HOUSTON TX 77019-2118	7.83%

	RAYMOND JAMES & ASSOC INC FBO BRIDGEPORT PENS BIN# 57049775 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.87%

SunAmerica Strategic Value Portfolio Class C	CITIGROUP GLOBAL MARKET INC ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	8.30%

	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	10.81%

Focused Small-Cap Value Portfolio Class A	SUNAMERICA FOCUSED EQUITY STRATEGY FUND 2929 ALLEN PKWY # A8-10 HOUSTON TX 77019-2118	22.18%

	SUNAMERICA FOCUSED MULTI-ASSET STRATEGY FUND 2929 ALLEN PKWY # A8-10 HOUSTON TX 77019-2118	15.10%

	SUNAMERICA FOCUSED BALANCED STRATEGY FUND 2929 ALLEN PKWY # A8-10 HOUSTON TX 77019-2118	10.87%

Focused Small-Cap Value Portfolio Class C	CITIGROUP GLOBAL MARKET INC ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	5.61%

	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM SEC# 97SG8 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	7.92%

Focused Dividend Strategy Portfolio Class A	SUNAMERICA FOCUSED EQUITY STRATEGY FUND 2929 ALLEN PKWY # A8-10 HOUSTON TX 77019-2118	5.51%

	SUNAMERICA FOCUSED BALANCED STRATEGY FUND 2929 ALLEN PKWY # A8-10 HOUSTON TX 77019-2118	6.55%

	CITIGROUP GLOBAL MARKET INC HOUSE ACCT 00109801250 ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	5.72%

	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM SEC# 97WX2 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	12.68%

	PRUDENTIAL INVESTMENT MANAGEMENT SERVICE 100 MULBERRY STREET 3 GATEWAY CENTER FL 11 MAIL STOP NJ 05-11-20 NEWARK NJ 07102-4000	9.64%

Focused Dividend Strategy Portfolio Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM SEC# 97WX3 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	20.49%

Focused Dividend Strategy Portfolio Class C	CITIGROUP GLOBAL MARKET INC ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	12.37%

	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM SEC# 97WX4 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	31.20%

Focused Growth and Income Portfolio Class A	SUNAMERICA FOCUSED BALANCED	8.61%

	STRATEGY FUND 2929 ALLEN PKWY # A8-10 HOUSTON TX 77019-2118

Focused Growth and Income Portfolio Class B	CITIGROUP GLOBAL MARKET INC ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	5.18%

Focused Growth and Income Portfolio Class C	CITIGROUP GLOBAL MARKET INC ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	6.00%

	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM SEC# 97SH1 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	7.17%

Focused Growth and Income Portfolio Class I	VRSCO FBO AIGFSB [CUST] [TTEE] FBO RI & PROVIDENCE PLANTATION 457B 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	51.44%

	VRSCO FBO AIGFSB [CUST] [TTEE] FBO ASHTABULA 457 FOR PROFIT DEF COMP 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	34.90%

	VRSCO FBO AIGFSB [CUST] [TTEE] FBO CAROLINA EAST MED CENTER 403B 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	10.84%

Focused Technology Portfolio Class A	SUNAMERICA FOCUSED EQUITY STRATEGY FUND 2929 ALLEN PKWY # A8-10 HOUSTON TX 77019-2118	12.67%

	SUNAMERICA FOCUSED MULTI-ASSET STRATEGY FUND 2929 ALLEN PKWY # A8-10 HOUSTON TX 77019-2118	34.23%

Focused Technology Portfolio Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM SEC# 97ME3 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	12.43%

Focused StarALPHA Portfolio A	SUNAMERICA FOCUSED FIXED INCOME & EQUITY STRATEGY FUND 2929 ALLEN PKWY # A8-10	16.80%

	HOUSTON TX 77019-2118

	SUNAMERICA FOCUSED MULTI-ASSET STRATEGY FUND 2929 ALLEN PKWY # A8-10 HOUSTON TX 77019-2118	64.41%

Focused StarALPHA Portfolio Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM SEC# 97ME8 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	5.65%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	14.23%

ADVISERS, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND ADMINISTRATOR

The Adviser

SunAmerica, which was organized as a Delaware corporation in 1982, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992, and acts as adviser to each of the Portfolios pursuant to the Investment Advisory and Management Agreement (the “Management Agreement”) with the Fund, on behalf of each Portfolio. As of December 31, 2010, SunAmerica managed, advised and/or administered approximately $43.5 billion of assets. SunAmerica is a wholly owned subsidiary of American International Group, Inc. (“AIG”). AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the U.S. and abroad. AIG, through its Subsidiaries, is also engaged in a large of financial services activities.

On September 22, 2008, AIG, the ultimate parent of SunAmerica, SACS and SunAmerica Fund Services, Inc. (“SAFS”), entered into a revolving credit facility (“FRBNY Credit Facility”) with the Federal Reserve Bank of New York (“NY Fed”). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred Stock (the “Series C Preferred Stock”) to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the “Trust”). The Series C Preferred Stock was entitled to approximately 77.8% of the voting power of AIG’s outstanding stock.

On January 14, 2011, AIG completed a series of previously announced integrated transactions (the “Recapitalization”) to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock, which was then transferred to the U.S. Department of the Treasury, and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, and, (ii) AIG’s Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a $2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the United States Treasury held a majority of outstanding shares of AIG Common Stock.

Under the Management Agreement, and except as delegated to the Subadvisers pursuant to the Subadvisory Agreements (as defined below), the Adviser serves as investment adviser for, and selects and manages the investments of, each Portfolio and, obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for each Portfolio. Any investment program undertaken by SunAmerica will at all times be subject to the policies and control of the Directors. SunAmerica also provides various administrative services to each Portfolio.

Except to the extent otherwise specified in the Management Agreement, each Portfolio pays, or causes to be paid, all other expenses of the Fund and each of the Portfolios, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Portfolios and their shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and SAIs regarding the Portfolios, and supplements thereto, to the shareholders of the Portfolios; all expenses of shareholders’ and Directors’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent registered public accounting firms; membership dues of industry associations; interest on borrowings of the Portfolios; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund’s operation. The Management Agreement continues in effect with respect to each Portfolio, for a period of two years from the date of execution unless terminated sooner, and thereafter from year to year, if approved at least annually by vote of a majority of the Directors or by the holders of a majority of the respective Portfolio’s outstanding voting securities. Any such continuation also requires approval by a majority of the Disinterested Directors by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated with respect to a Portfolio at any time, without penalty, on 60 days’ written notice by the Directors, by the holders of a majority of the respective Portfolio’s outstanding voting securities or by SunAmerica. The Management Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

Under the terms of the Management Agreement, SunAmerica is not liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Pursuant to the Management Agreement, SunAmerica was paid an Advisory Fee that is based on the following annual percentages of each Portfolio’s average daily net assets:

Portfolio	Fee
Large-Cap Growth Portfolio	0.75%
Growth Portfolio	1.00%
Small-Cap Growth Portfolio	0.77%
Small-Cap Value Portfolio	0.75%
Dividend Strategy Portfolio	0.35%
Growth and Income Portfolio	0.78%
Technology Portfolio	1.00%
StarALPHA Portfolio	1.00%
Strategic Value Portfolio	0.75%

The following tables set forth the total advisory fees received by SunAmerica from each Portfolio pursuant to the Management Agreement for the fiscal years ended October 31, 2010, 2009 and 2008, and the total advisory fees waived by SunAmerica during the same periods.

Advisory Fees

	ADVISORY FEES
PORTFOLIO	2010	2009	2008
Large-Cap Growth Portfolio	$3,458,140	$2,867,529	$5,704,770
Growth Portfolio	$1,837,137	$1,759,712	$4,516,331
Small-Cap Growth Portfolio	$1,439,915	$1,243,237	$2,735,603
Small-Cap Value Portfolio	$1,141,334	$1,019,400	$2,169,097
Dividend Strategy Portfolio	$820,024	$376,860	$484,808
Growth and Income Portfolio	1,691,386	$1,314,726	$4,504,515
Technology Portfolio	$672,681	$534,997	$676,974
StarALPHA Portfolio	$675,129	$758,101	$1,325,247
Strategic Value Portfolio	$2,265,681	$2,246,467	$6,042,290

Advisory Fees Waived

ADVISORY FEES WAIVED
PORTFOLIO	2010	2009	2008
Large-Cap Growth Portfolio	—	—	$47,794
Growth Portfolio	—	—	—
Small-Cap Growth	—	—	—
Small-Cap Value Portfolio	—	—	—
Dividend Strategy Portfolio	—	—	—
Growth and Income Portfolio	—	—	—
Technology Portfolio	—	—	—
StarALPHA Portfolio	—	—	—
Strategic Value Portfolio	—	$53,679	$24,632

The Advisers

Each of the Advisers is independent of SunAmerica and discharges its responsibilities subject to the policies of the Directors and the supervision by SunAmerica, which pays the other Advisers’ fees, and pursuant to various Subadvisory agreements with SunAmerica. The Advisers are as follows: BlackRock Investment Management, LLC (“BlackRock”), Janus Capital Management LLC (“Janus”), and Thornburg Investment Management, Inc. (“Thornburg”). SunAmerica advises two portions of the StarALPHA Portfolio and manages the Dividend Strategy Portfolio, Large-Cap Growth Portfolio, Small-Cap Value Portfolio, Small-Cap Growth Portfolio, Growth and Income Portfolio, Technology Portfolio and Strategic Value Portfolio by itself.

Portfolio	Adviser(s)

Large-Cap Growth Portfolio	SunAmerica

Growth Portfolio	Janus

Small-Cap Growth Portfolio	SunAmerica

Small-Cap Value Portfolio	SunAmerica

Dividend Strategy Portfolio	SunAmerica

Growth and Income Portfolio	SunAmerica

Technology Portfolio	SunAmerica

Focused StarALPHA Portfolio	BlackRock Kinetics Thornburg SunAmerica (John Massey) SunAmerica (Daniel Lew)

Strategic Value Portfolio	SunAmerica

As described in the Prospectus, SunAmerica, as the Focused StarALPHA Portfolio’s investment manager, will initially allocate the assets of the Portfolio equally among the Portfolio’s Advisers. SunAmerica will also allocate new cash from share purchases and proceeds of redemption requests equally, unless SunAmerica determines that a different allocation of assets would be in the best interests of the Portfolio and its shareholders. SunAmerica intends to periodically review the asset allocation in the Portfolio to ensure that no portion of assets managed by an Adviser significantly differs from that portion managed by any other Adviser to the Portfolio. In the event such a significant differential exists, SunAmerica will determine whether to reallocate cash flows among the Advisers differently from the manner described above, in an effort to rebalance the Focused StarALPHA Portfolio’s assets. In some instances, the effect of the reallocation will be to shift assets from a better performing portion of the Portfolio to a portion of the Portfolio with a relatively lower total return. In general, SunAmerica will not rebalance or reallocate the existing assets of the Focused StarALPHA Portfolio among Advisers. Each Adviser is paid monthly by SunAmerica a fee equal to a percentage of the average daily net assets of the Portfolio allocated to the Adviser. The aggregate annual rates, as a percentage of daily net assets, of the fees payable by SunAmerica to the Subadvisers for each Portfolio may vary according to the level of assets of each Portfolio. For the fiscal year ended October 31, 2010, SunAmerica paid fees to the Subadvisers equal to the following aggregate annual rates, expressed as a percentage of the assets of each Portfolio:; Growth Portfolio, 0.40%; Small-Cap Growth Portfolio, 0.04%; Growth and Income Portfolio 0.06%; StarALPHA Portfolio, 0.21%;.

Subadvisory Fees

The following table sets forth the total subadvisory fees incurred by each Portfolio pursuant to the Subadvisory Agreements, for the fiscal years ended October 31, 2010, 2009 and 2008.

	SUBADVISORY FEES
PORTFOLIO	2010	2009	2008
Large-Cap Growth Portfolio	$—	$—	$2,245,125
Growth Portfolio	$739,115	$701,755	$1,711,119
Small-Cap Growth Portfolio	$78,557	$743,873	$1,211,083
Small-Cap Value Portfolio	$—	$—	$595,876
Growth and Income Portfolio	$123,520	$524,467	$1,343,681
Technology Portfolio	$—	$—	$76,792
StarALPHA Portfolio	$145,039	$206,238	$416,913
Strategic Value Portfolio	$792,988	$786,264	$2,474,740

Pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed the following amounts:

	Total Annual Fund Operating Expenses (as a percentage of average daily net assets)
Portfolio	Class A	Class B	Class C	Class I	Class Z
Growth Portfolio	1.72%	2.37%	2.37%	—	—
Small-Cap Growth Portfolio	1.72%	2.37%	2.37%	1.33%	—
Small-Cap Value Portfolio	1.72%	2.37%	2.37%	—	—
Growth and Income Portfolio	1.72%	2.37%	2.37%	1.32%	—
Technology Portfolio	1.88%	2.53%	2.53%	—	—
StarALPHA Portfolio	1.72%	—	2.37%	—	—
Strategic Value Portfolio	1.72%	2.37%	2.37%	—	—

Any waivers or reimbursements made by SunAmerica with respect to the Portfolios are subject to recoupment from the Portfolio within the following two years, provided that the portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitation.

These expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including the Disinterested Directors.

SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio’s investors. Further, any waivers or reimbursements made by SunAmerica with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to

SunAmerica and remain in compliance with the foregoing expense limitations. Effective March 1, 2011, the Board of Directors approved the termination of the Expense Limitation Agreement with respect to the Dividend Strategy Portfolio. Any waivers or reimbursements made by SunAmerica with respect to the Dividend Strategy Portfolio pursuant to the Expense Limitation Agreement continue to be subject to recoupment from the Dividend Strategy Portfolio within the following two years, provided that the Dividend Strategy Portfolio is able to effect such payment to SunAmerica and to the extent that the Total Annual Fund Operating Expenses fall below 0.95%, 1.60% and 1.60% for Class A, Class B and Class C shares, respectively. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Portfolio until collection is probable, but appear as footnote disclosure to each Portfolio’s financial statements. At such time as it appears probable that a Portfolio is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Portfolio for that current period.

The following table sets forth the expense (reimbursements)/recoupments other than advisory fees made to the Funds by SunAmerica for the fiscal year ended October 31, 2010.

Expense (Reimbursements)/Recoupments

2010

Fund	Class A	Class B	Class C	Class I
Growth Portfolio	$(34,498)	$(18,747)	$(15,847)
Small-Cap Growth Portfolio	$69,658	$5,383	$27,805	$(13,027)
Small-Cap Value Portfolio	—	$8,792	—
Dividend Strategy	$(143,550)	$(29,928)	$(70,256)
Growth and Income Portfolio	$54,274	$17,875	$33,983	$(16,214)
Technology Portfolio	$21,305	$(10,909)	$(5,952)
StarALPHA Portfolio	$(72,944)		$(22,195)
Strategic Value Portfolio	$(18,413)	$(16,348)	$(11,476)

Additional Information about the Portfolio Managers

The following table indicates the type, name, and total assets of other accounts of which each Portfolio Manager has day-to-day responsibilities as of October 31, 2010. These accounts include, Registered Investment Companies (“RIC”), Other Pooled Investments (“OPI”) (hedge funds, private institutional accounts, etc.), and Other Accounts (“OA”).

Other Accounts
			Number of Other Accounts Managed and Total Assets (in millions) by Account			Number of Accounts and Total Assets (in millions) for Which Advisory Fee Is Performance Based
Portfolio	Advisers/ Subadviser	Portfolio Manager	RIC	OPI	OA	RIC	OPI	OA
Large-Cap Growth Portfolio	SunAmerica	John Massey	$6 435	—	—
Growth Portfolio	Janus	Ron Sachs	$17 21,250	$1 60,460	8 2,266
Small-Cap Growth Portfolio	SunAmerica	Andrew Sheridan	$3 104	—	—
Small-Cap Value Portfolio	SunAmerica	Daniel Lew	$2 247	—	—
Dividend Strategy Portfolio	SunAmerica	Brendan Voege	$2 106	—	—
Growth and Income Portfolio	SunAmerica	Steve Neimeth	$2 173	—	—
		John Massey	$6 817	—	—

Technology Portfolio	SunAmerica	Dominic Vignola	—	—	—
StarALPHA Portfolio	SunAmerica	John Massey	$6 891	— —	— —
	SunAmerica	Daniel Lew	$2 247	—	—
	BlackRock	Robert C. Doll, Jr.	$17 21,250	$1 60	$8 22,265	$3 17.3
	Thornburg	Alex Motola	$3 1,433	$2 29.7	$20 79.9		$2 29.7
		Connor Browne	5 4,749	$7 1,464	$3,075 2,821		$1 19.3
	Kinetics	Peter B. Doyle	$9 1,807	$9 1,641	$1,105 1,152.08
Strategic Value Portfolio	SunAmerica	Brendan Voege	$3 507.5

Portfolio Ownership

The following table indicates the dollar range of equity securities in the Portfolios beneficially owned by the portfolio managers and the value of those shares as of October 31, 2010.

Portfolio	Name of Adviser	Name of Portfolio Manager(s)	Dollar Range of Equity Securities in each Fund managed by the named Portfolio Manager
Large-Cap Growth Portfolio	SunAmerica	John Massey	0

Growth Portfolio	Janus	Ron Sachs	0

Small-Cap Growth Portfolio	SunAmerica	Andrew Sheridan	0

Small-Cap Value Portfolio	SunAmerica	Daniel Lew	0

Dividend Strategy	SunAmerica	Brendan Voege	10,000.00 – 50,000.00

Growth and Income Portfolio	SunAmerica	Steve Neimeth	0

		John Massey	0

Technology Portfolio	SunAmerica	Dominic Vignola	0

StarALPHA Portfolio	BlackRock	Robert C. Doll, Jr.	0

	Kinetics	Peter B. Doyle	0

	Thornburg	Alex Motola	0

		Connor Browne	0

	SunAmerica	John Massey	0

		Daniel Lew	0

Strategic Value Portfolio	SunAmerica	Brendan Voege	0

SunAmerica’s Portfolio Manager Compensation

SunAmerica believes that it offers a highly competitive compensation structure that enables it to attract and retain highly qualified investment professionals. SunAmerica’s portfolio managers’ compensation has both a salary and bonus component. The salary is a fixed annual salary, and is not based on performance. The bonus component is discretionary and based on both a Fund’s individual performance and the organizational performance of SunAmerica and the investment department.

The most significant component of the portfolio managers’ total eligible bonus is determined by fund performance. It is determined by the Fund’s total return, net of fees, relative to the one-year and three-year Lipper, Inc. rankings. The organizational performance component of a portfolio manager’s bonus is driven by the: (1) overall profitability of SunAmerica; (2) portfolio manager’s overall engagement of the investment process; (3) construction of the manager’s portfolio and exposure to risk; and (4) portfolio manager’s participation in other activities on behalf of SunAmerica. A portion of the bonus is deferred for three years and may be invested, at the direction of the portfolio manager, into a variety of the firm’s fund offerings, including funds managed by the portfolio manager. In addition, SunAmerica may award long-term incentive compensation units to a portfolio manager who consistently meets or exceeds relative performance criteria.

BlackRock’s Portfolio Manager Compensation

The portfolio manager compensation program of BlackRock and its affiliates (collectively, herein “BlackRock”) is critical to BlackRock’s ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

Compensation Program

The elements of total compensation for BlackRock portfolio managers are: fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate—both up and down—with the relative investment performance of the portfolios that they manage.

Base Salary

Under the BlackRock approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager’s total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

Performance-Based Compensation

BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio manager incentive compensation is based on a formulaic compensation program.

BlackRock’s formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager’s tenure is less than 5-years, performance periods will reflect time in position. For these purposes, investment performance is compared to the applicable Lipper fund category. Portfolio managers are compensated based on products they manage. Portfolio managers who meet relative investment performance and financial management objectives during a specified performance time period are eligible to receive an additional bonus which may or may not be a large part of their overall compensation. A smaller discretionary element of portfolio manager compensation may include consideration of financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. All factors are considered collectively by BlackRock management.

Cash Bonus

Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

Stock Bonus

A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of stock of BlackRock, Inc. (the “Company”). Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on the Company’s ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager’s financial interests with those of the Company’s shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the “downside risk” and “upside opportunity” of the Company’s performance. Portfolio managers, therefore, have a direct incentive to protect the Company’s reputation for integrity.

Other Compensation Programs

Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of BlackRock mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.

Other Benefits

Portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

Kinetics’ Portfolio Manager Compensation

Portfolio managers are compensated with a fixed base salary and a bonus. Bonuses are discretionary and are based on the manager’s overall contribution to the firm. Bonuses are not tied to the performance of the manager’s portfolios/accounts.

Janus’s Portfolio Manager Compensation

The following describes Janus’s structure and method of calculating a portfolio manager’s compensation as of October 31, 2010.

Portfolio managers and, if applicable, co-portfolio managers are compensated for managing a fund and any other funds, portfolios or accounts for which they have exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group, Inc. (“JCGI”) restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is based on pre-tax performance of the Managed Funds.

Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds’ performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

Aggregate compensation derived from the Managed Funds’ performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds’ performance in the three- and five-year periods. The compensation determined from the Managed Funds’ performance is then allocated to the respective portfolio manager(s).

A portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus Capital based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI’s Executive Income Deferral Program.

The Lipper peer group for compensation purposes is the Large-Cap Growth Funds category with respect to the Focused Growth Portfolio.

Thornburg’s Portfolio Manager Compensation

Compensation for the portfolio managers includes a base salary, annual bonus, and company-wide profit-sharing. The portfolio manager also owns equity shares in the investment manager, Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the portfolio manger, including the fund; multiple year historical total return of accounts managed by the portfolio manager, including the fund, relative to market performance and similar funds; single year historical total return of accounts managed by the portfolio manager, including the fund, relative to market performance and similar funds; the degree of sensitivity of the portfolio manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the portfolio manager’s compensation with respect to the fund and other accounts managed by the portfolio manager, except that certain accounts managed by the portfolio manager may have no income or capital gains tax considerations. To the extent that the portfolio manager realizes benefits from capital appreciation and dividends paid to shareholders of the investment manager, such benefits accrue from the overall financial performance of the investment manager.

While an individual’s contributions important in establishing an appropriate compensation level, the performance of the team and product is more critical in determining total compensation. Ownership participation varies and is based on tenure and level of contribution to the firm.

Potential Conflicts of Interest

As shown in the table above, certain portfolio managers may manage other accounts with investment strategies similar to the Portfolio. Those other accounts may include other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts. Fees earned by Janus Capital may vary among these accounts, the portfolio managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. In addition, certain portfolio managers may also have roles as research analysts for one or more Janus funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Portfolio. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investments strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Personal Securities Trading

The Fund, SunAmerica and the Distributor have adopted a written Code of Ethics (the “SunAmerica Code”), pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics restrict the personal investing by certain access persons of the Fund in securities that may be purchased or held by the Portfolios to ensure that such investments do not disadvantage the Portfolios. SunAmerica reports to the Board on a quarterly basis as to whether there were any violations of the SunAmerica Code by Access Persons of the Fund or SunAmerica during the quarter. The SunAmerica Code is filed as an exhibit to the Portfolios’ registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Portfolios’ Prospectus.

Each of the Subadvisers have each adopted a written Code of Ethics, and have represented that the provisions of such Codes of Ethics are substantially similar to those in the SunAmerica Code. Further, the Advisers report to SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Fund insofar as such violations related to the Fund. In turn, SunAmerica reports to the Board as to whether there were any violations of such Codes by Access Persons (as defined in the SunAmerica Code) of the Fund or SunAmerica.

The Distributor

The Fund, on behalf of each Portfolio, has entered into a distribution agreement (the “Distribution Agreement”) with SACS, a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Portfolio. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Portfolios through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting each Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Portfolio (see “Distribution Plans” below).

SACS serves as Distributor of Class I and Class Z shares and incurs the expenses of distributing the Class I and Class Z shares under the Distribution Agreement, none of which expenses are reimbursed or paid by the Fund.

The Distribution Agreement continues in effect from year to year with respect to each Portfolio, if such continuance is approved at least annually by a vote of a majority of the Directors, including a majority of the Disinterested Directors. The Fund or the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days’ written notice, without penalty. The Distribution Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Fund. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms, including firms affiliated with the Distributor, that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid by any investor.

The Fund, on behalf of Class I shares of each applicable Portfolio, has entered into an Administrative and Shareholder Services Agreement (the “Class I Service Agreement”) with SACS to provide additional shareholders services to Class I shareholders. Pursuant to the Class I Services Agreement, SACS receives, as compensation for various services rendered, a fee from Class I shares of each Portfolio of 0.25% of daily net assets.

Distribution Plans. Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company’s board of directors. Pursuant to this rule, the Portfolios have adopted Distribution Plans for Class A, Class B, and Class C shares (hereinafter referred to as the “Class A Plan,” the “Class B Plan” and the “Class C Plan” and, collectively, as the “Distribution Plans”). There is no Distribution Plan in effect for Class I or Z shares.

The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class. Reference is made to “Shareholder Account Information” in the Prospectus for certain information with respect to the Distribution Plans.

Under the Class A Plan, the Distributor may receive payments from a Portfolio at an annual rate of 0.10% of average daily net assets of such Portfolio’s Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class C Plans, the Distributor receives payments from a Portfolio at the annual rate of 0.75% of the average daily net assets of such Portfolio’s Class B and Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, the Class B Plan or the Class C Plan will exceed the Distributor’s distribution costs as described above. The Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance fee of 0.25% of the aggregate average daily net assets of such class of shares for payments to SACS and certain securities firms for providing account maintenance services. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Portfolio by their customers.

The following table sets forth the distribution and service fees the Distributor received from the Portfolios for each share class 12b-1 Plan for the fiscal years ended October 31, 2010, 2009 and 2008.

Distribution and Service Maintenance Fees

	2010			2009			2008
PORTFOLIO	Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C
Large-Cap Growth Portfolio	$909,622	$351,501	$943,573	$658,451	$432,213	$897,299	$1,094,548	$959,255	$1,816,092
Growth Portfolio	$473,331	$188,554	$296,209	$445,489	$212,797	$274,090	$1,228,916	$448,470	$556,671
Small-Cap Growth	$518,400	$150,778	$239,225	$304,153	$111,318	$239,577	$677,849	$229,812	$474,139
Small-Cap Value Portfolio	$404,097	$103,341	$263,875	$361,703	$119,021	$252,722	$496,922	$257,677	$543,368
Dividend Strategy	$508,638	$190,818	$698,855	$195,595	$144,033	$373,867	$159,808	$281,832	$646,740
Growth and Income Portfolio	$522,859	$208,582	448,068	$253,037	$193,512	$398,250	$1,088,108	$449,028	$946,604
Technology Portfolio	$182,586	$45,074	$105,934	$134,508	$52,683	$98,005	$122,676	$104,170	$174,549
StarALPHA	$208,429	—	$79,618	$231,502	—	$96,668	$401,033		$179,439
Strategic Value Portfolio	$463,246	$248,664	$693,457	$404,178	$404,479	$687,195	$1,158,399	$1,091,135	$1,641,444

During the fiscal year ended October 31, 2010, the Distributor incurred the following expenses in connection with its distribution of the Funds’ shares:

Large-Cap Growth Portfolio	Class A	Class B	Class C
Compensation to sales personnel	$45,144	$63,090	$36,582
Compensation to broker-dealers*	$602,381	$131,160	$780,494
Advertising	$38,028	$5,397	$14,065
Printing and mailing of prospectuses to other than current shareholders	$2,896	$522	$1,258
Other Expenses#	$36,718	$7,596	$15,338

Growth Portfolio	Class A	Class B	Class C
Compensation to sales personnel	$69,548	$12,259	$22,118
Compensation to broker-dealers*	$318,893	$77,444	$244,529
Advertising	$19,756	$2,880	$4,440
Printing and mailing of prospectuses to other than current shareholders	$1,846	$286	$408
Other Expenses#	$20,656	$5,414	$6,807

Small-Cap Growth Portfolio	Class A	Class B	Class C
Compensation to sales personnel	$87,511	$9,273	$20,366
Compensation to broker-dealers*	$354,454	$63,027	$190,272
Advertising	$23,001	$2,416	$3,685
Printing and mailing of prospectuses to other than current shareholders	$1,481	$163	$303
Other Expenses#	$22,484	$4,908	$6,069

Small-Cap Value Portfolio	Class A	Class B	Class C
Compensation to sales personnel	$58,481	$5,414	$20,087
Compensation to broker-dealers*	$281,074	$36,183	$221,640
Advertising	$17,429	$1,628	$3,921
Printing and mailing of prospectuses to other than current shareholders	$1,742	$152	$385
Other Expenses#	$18,137	$4,277	$6,372

Dividend Strategy Portfolio	Class A	Class B	Class C
Compensation to sales personnel	$779,545	$42,077	$216,937
Compensation to broker-dealers*	$300,475	$456,499	$853,449

Advertising	$50,355	$7,094	$24,777
Printing and mailing of prospectuses to other than current shareholders	$1,023	$213	$613
Other Expenses#	$21,494	$5,409	$11,894

Growth and Income Portfolio	Class A	Class B	Class C
Compensation to sales personnel	$72,274	$12,964	$32,471
Compensation to broker-dealers*	$348,482	$72,300	$368,280
Advertising	$24,092	$3,415	$7,062
Printing and mailing of prospectuses to other than current shareholders	$2,086	$352	$774
Other Expenses#	$22,181	$5,650	$8,773

Technology Portfolio	Class A	Class B	Class C
Compensation to sales personnel	$28,998	$4,524	$8,478
Compensation to broker-dealers*	$127,562	$30,304	$78,170
Advertising	$7,830	$777	$1,655
Printing and mailing of prospectuses to other than current shareholders	$764	$72	$147
Other Expenses#	$9,734	$3,520	$4,307

StarALPHA Portfolio	Class A	Class B	Class C
Compensation to sales personnel	$13,678	—	$7,778
Compensation to broker-dealers*	$147,127	—	$60,395
Advertising	$9,826	—	$1,408
Printing and mailing of prospectuses to other than current shareholders	$897	—	$116
Other Expenses#	$10,709	—	$3,966

Strategic Value Portfolio	Class A	Class B	Class C
Compensation to sales personnel	$57,555	$50,909	$32,569
Compensation to broker-dealers*	$302,372	$84,207	$581,481
Advertising	$19,350	$3,810	$10,249
Printing and mailing of prospectuses to other than current shareholders	$1,791	$451	$993
Other Expenses#	$20,206	$6,263	$12,044
*	For Class B and Class C shares, these amounts include advance commissions paid out to broker-dealers, if any.
#	Other Expenses include miscellaneous printing and marketing overhead expenses.

Continuance of the Distribution Plans with respect to each Portfolio is subject to annual approval by vote of the Directors, including a majority of the Disinterested Directors. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Portfolio, without approval of the shareholders of the affected class of shares of the Portfolio. In addition, all material amendments to the Distribution Plans must be approved by the Directors in the manner described above. A Distribution Plan may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Disinterested Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Portfolio. So long as the Distribution Plans are in effect, the election and nomination of the Disinterested Directors of the Fund shall be committed to the discretion of the Disinterested Directors. In the Directors’ quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Portfolio, the Directors must consider all factors they deem relevant, including information as to the benefits of the Portfolio and the shareholders of the relevant class of the Portfolio.

Payments to Financial Institutions

As described in the Prospectus, the Distributor, SunAmerica, or their affiliates may make payments to Financial Institutions,including certain broker-dealers within the Advisor Group, Inc. and The Variable Annuity Life Insurance Company (“VALIC”), affiliates of SunAmerica, other than the standard dealer concessions listed under “Calculation of Sales Charges” in the Prospectus, or the distribution or service fees that may be made by the Distributor to Financial Institutions pursuant to the Distribution Plans. The additional payments may be made in the form of sales charge or service fee payments over and above the standard payment rate (made by the Distributor to broker-dealers in connection with distribution-related or accountant maintenance services under the Distribution Plans), or in the form of other “revenue sharing” payments that may be paid to Financial Institutions, as described in the Prospectus. These additional payments are collectively referred to as “revenue sharing payments.”

The Distributor, SunAmerica and their affiliates make revenue sharing payments to Financial Institutions that generally range from 0.03% to 0.25% of Fund assets serviced and maintained by the Financial Institution and/or from 0.05% to 0.25% of gross or net sales of Fund shares attributable to the Financial Institution. Payments may also take the form of flat fees payable on a one-time or periodic basis, including, but not limited to, in connection with the initial set-up of the Portfolio on a Financial Institution’s platform, for inclusion on a Financial Institution’s preferred list of funds offered to its clients or for other marketing, sales support, educational or training programs.

The list below includes the names of the Financial Institutions that received revenue sharing payments in connection with distribution-related or other services provided to the Portfolios in the fiscal year ended October 31, 2010. This list is subject to change and the Distributor, SunAmerica, or their affiliates may, from time to time revise or terminate existing arrangements with such entities, or may enter into new arrangements with Financial Institutions that are not presently listed below.

Ameriprise Financial

Charles Schwab & Co

D A Davidson & Company

First Clearing

FSC Securities Corporation

LPL Financial/Linsco/Private Ledger

Merrill Lynch

Mesirow Financial

Morgan Stanley

Morgan Stanley Smith Barney

National Financial Services/Fidelity Services

Oppenheimer & Co.

Prudential Investments

Raymond James & Associates

RBC Dain Rauscher

Robert W Baird

Royal Alliance Associates

Sagepoint Financial, Inc.

Securities America, Inc.

Stifel, Nicolaus & Co, Inc.

TD Ameritrade

UBS Financial Services

US Bancorp Pier Jaffray

VALIC Financial Advisors

Wells Fargo These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend a Portfolio over another investment. Ask your salesperson or visit your Financial Institution’s Website for more information.

In addition to the dealer concessions and the Distribution Plan and revenue sharing payments described above and in the Prospectus, the Portfolios, Distributor, SunAmerica or their affiliates may also make payments to Financial Institutions in connection with administrative, sub-accounting and networking services (i.e., services to support the electronic transmission of shareholder orders through the National Securities Clearing Corporation). These fees are separate from the fees described above and from the fees paid by the Funds to SAFS, the Transfer Agent or to the Distributor pursuant to the Administrative and Shareholder Services Agreements with respect to the Class I shares and to SunAmerica pursuant to the Administrative Services Agreement.

The Servicing Agent. The Fund has entered into a service agreement (the “Service Agreement”), under the terms of which SunAmerica Fund Services, Inc. (“SAFS” or the “Servicing Agent”), an affiliate of SunAmerica, acts as a servicing agent assisting State Street Bank and Trust Company (“State Street”) in connection with certain services offered to the shareholders of each of the Portfolios. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992.

The Service Agreement continues in effect from year to year provided that such continuance is approved annually by vote of a majority of the Directors including a majority of the Disinterested Directors.

Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from the Fund, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets for Class A, Class B, Class C and Class I shares. From this fee, SAFS pays a fee to State Street, and its affiliate, Boston Financial Data Services (“BFDS” and with State Street, the “Transfer Agent”) (other than out-of-pocket charges of the Transfer Agent which are paid by the Trust). No portion of such fee is paid or reimbursed by or Class Z shares. Class Z shares, however, will pay all direct transfer agency fees and out-of-pocket expenses applicable to that Class. The out-of-pocket charges of the Transfer Agent include charges for services relating to anti-money laundering procedures under the USA PATRIOT Act of 2001, as amended. For further information regarding the Transfer Agent see the section entitled “Additional Information” below.

The following table sets forth the fees paid by the Portfolios to SAFS pursuant to the Service Agreement for the fiscal years ended October 31, 2010, 2009 and 2008.

Service Fees

2010

	Class A	Class B	Class C	Class I
Focused Large-Cap Growth	563,194	75,957	205,993	—
Focused Growth Portfolio	291,181	40,873	64,664	—
Focused Small-Cap Growth Portfolio	315,775	32,090	51,477	1,627
Focused Small-Cap Value Portfolio	251,762	22,261	57,681	—
Focused Dividend Strategy	318,925	41,834	153,646	—
Focused Growth and Income Portfolio	314,271	44,503	97,643	—
Focused Technology Portfolio	112,379	9,616	22,759	—
Focused StarALPHA*	130,655	—	17,480	—
Strategic Value Portfolio	288,391	54,182	151,982	—

2009

	Class A	Class B	Class C	Class I
Focused Large-Cap Growth	413,883	95,087	197,406	—
Focused Growth Portfolio	280,021	46,815	60,300	—
Focused Small-Cap Growth Portfolio	191,182	24,490	52,707	5,134
Focused Small-Cap Value Portfolio	227,356	26,185	55,599	—
Focused Dividend Strategy	122,946	31,687	82,251	—
Focused Growth and Income Portfolio	159,052	42,573	87,615	—
Focused Technology Portfolio	84,548	11,590	21,561	—
Focused StarALPHA*	145,515	—	21,267	—
Strategic Value Portfolio	254,055	88,986	151,183	—

2008

	Class A	Class B	Class C	Class I
Focused Large-Cap Growth	688,002	211,036	399,540	—
Focused Growth Portfolio	772,462	98,663	122,468	—
Focused Small-Cap Growth Portfolio	426,077	50,559	104,310	20,887
Focused Small-Cap Value Portfolio	312,351	56,689	119,541	—
Focused Dividend Strategy	100,451	62,003	142,283	—
Focused Growth and Income Portfolio	683,954	98,786	208,253	—

	Class A	Class B	Class C	Class I
Focused Technology Portfolio	77,111	22,917	38,401	—
Focused StarALPHA*	252,078	—	39,476	—
Strategic Value Portfolio	728,137	240,050	361,118	—
*	The inception date of the Focused StarALPHA portfolio was May 3, 2007

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Responsibility. The Fund has adopted policies and procedures for the voting of proxies relating to Portfolio securities (the “Policies”). The Policies were drafted according to recommendations by SunAmerica and an independent proxy voting agent. The Policies enable the Fund to vote proxies in a manner consistent with the best interests of the Fund and the Fund’s shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of all Fund proxies in accordance with the Policies. The Proxy Voting Committee will consist of a member of the Investment Management Department, at least one member of the Legal and Compliance Departments, and at least one person with respect to SunAmerica who oversees subadvisers (with respect to Portfolios, the investment discretion over which is delegated to a subadviser) or their designees.

The Proxy Voting Committee has engaged the services of an independent voting agent to assist in issue analyses, vote recommendations for proxy proposals, and to assist the Fund with certain responsibilities including recordkeeping of proxy votes.

The Fund is generally a passive investor in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular agenda. The Fund generally will abstain on “social issue proposals” as described herein.

In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board had determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the particular Trust. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance.

Case-By-Case Voting Matters. The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”), which identify certain vote items to be determined on a case-by-case basis. In these circumstances, and in proposals not specifically addressed by the Policies, the Proxy Voting Committee generally will rely on guidance or a recommendation from the independent proxy voting agent or other sources. In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, the Fund’s shareholders.

Examples of the Fund’s Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Fund’s voting positions on specific matters:

•	Vote on a case-by-case basis on proposals to increase authorized common stock;

•	Vote on a case-by-case basis on most mutual fund matter shareholder proposals to terminate the investment adviser;

•	Vote on a case-by-case basis regarding merger and acquisition matters;

•	Not vote proxies for index funds/portfolios and passively managed funds/portfolios;*

•	Not vote proxies for securities that are out on loan;**

•	Vote on a case by case basis on equity compensation plan

*	Only applicable to index and passively managed funds in the SunAmerica Fund Complex. The Boards of the applicable funds have determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the Portfolios retain a particular security. That is, the Portfolios will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the Portfolios will make a determination to retain or sell a security based on whether the index retains or deletes the security.
**

The Boards of the SunAmerica funds that have approved the lending of portfolio securities have determined that the costs of voting proxies with respect to securities that are out on loan generally outweigh any benefit that may be achieved by the voting of such proxies. The costs of voting such proxies include the opportunity cost of lost securities lending income when securities are recalled from a loan. However, under certain circumstances, including where the investment adviser and/or subadviser to a Portfolio determines that a proxy vote is materially important to the Portfolio’s interest and where it is feasible to recall the security on a timely basis, the investment adviser will use its reasonable efforts to recall the security.

Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the policies or recommendations of the independent proxy voting agent.

However, if a situation arises where a vote presents a conflict between the interests of the Fund’s shareholders and the interest of SunAmerica, the Fund’s principal underwriter, or one of SunAmerica’s or the underwriter’s affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with one Director who is not an “interested person,” as that term is defined in the 1940 Act, time permitting, before casting the vote to ensure that the Fund vote in the best interest of its shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.

Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for any determination to vote in a non-uniform or contrary manner, as well as for ensuring the maintenance of records for each proxy vote cast on behalf of the Portfolios. The independent proxy voting agent will maintain records of voting decisions for each vote cast on behalf of the Fund. The proxy voting record for the twelve-month period ended June 30, 2010 will also be available on the SEC’s website at http://www.sec.gov.

Board Reporting. The Portfolios’ Chief Compliance Officer will provide a summary report at each quarterly meeting of the Boards which describes any Proxy Voting Committee meeting(s) held during the prior quarter.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board has adopted policies and procedures relating to disclosure of the Portfolios’ securities. These policies and procedures govern when and by whom portfolio holdings information will be publicly disclosed or made available to nonaffiliated third parties. Unless a Portfolio’s portfolio holdings information has been publicly disclosed, it is the Portfolios’ policy that their portfolio holdings information will not be provided to a third party unless there is a legitimate business purpose for providing this information, subject to certain other conditions described below or as set forth in the Portfolios’ policy.

The Portfolios’ complete portfolio holdings are publicly available via SEC filings made by the Portfolios on a fiscal quarterly basis. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Portfolios’ fiscal quarters.

In addition, the Portfolios’ complete holdings information will be made available on the Portfolios’ website on a monthly basis. The Portfolios’ holdings at the end of each month will be posted on the first business day following the 15th day of the following month.

Portfolio holdings information shall not be publicly disclosed until the information is at least 15 days old, unless otherwise approved by the SunAmerica’s Legal Department. The Portfolios and their affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Portfolio’s holdings is permitted, an employee of the Adviser seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the Legal and/or Compliance departments of the Adviser. The Portfolio’s Chief Compliance Officer or SunAmerica’s Legal Department may approve the request if it is determined that there is a legitimate business purpose for the disclosure of such information to the third party and it is determined that no material conflicts between the Portfolio’s shareholders and the Portfolio’s affiliates exist. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Portfolios’ operation or is in the Portfolio’s best interest. If the request is approved, the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Portfolio for any reason.

Non-public holdings information may be provided to the Portfolios’ service providers on an as-needed basis in connection with the services provided to the Portfolios by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Portfolios’ holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Portfolios. Portfolio holdings information may also be provided to the Board. The entities to which the Portfolios’ provide portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Portfolios are required to maintain the confidentiality of the information provided.

At each quarterly meeting of the Board, the Adviser shall present the Board with a report disclosing the addition of any organization or individual that has been approved to receive non-public portfolio holdings of the Portfolios and the purpose for such disclosure.

Each of the below listed third parties have been informed of their duty of confidentiality and have been approved to receive information concerning the Funds’ holdings:

1.	Subadvisers. Each Subadviser is continuously provided with the entire portfolio holdings for each Portfolio that it subadvises on a daily basis.

2.	PricewaterhouseCoopers LLP (“PwC”). PwCis provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Portfolios’ financial statements. PwC does not disclose to third parties information regarding the Portfolios’ holdings.

3.	State Street. State Street, as custodian to the Portfolios, has daily access to the entire holdings of each Portfolio. State Street does not disclose or release information regarding the Funds’ holdings except as instructed by the Portfolios.

4.	Lipper, Inc. (“Lipper”). The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a monthly basis. This information is disclosed approximately twenty (20) days after the month end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to Lipper subscribers approximately thirty (30) days after the receipt of information from the Portfolio.

5.	Morningstar, Inc. (“Morningstar”). Morningstar is a subscription-based service where certain information regarding stocks and retail mutual funds may be accessed through its web site at no charge. Information regarding the Portfolios is available only with a subscription. State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar’s DataLab product, entire portfolio holdings information is available to subscribers approximately one week after Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

6.	Bloomberg LLP (“Bloomberg”). The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

7.	Financial Printers. Fund Accounting provides various financial printers with portfolio holdings information within sixty (60) days after each portfolio’s fiscal quarter. Financial printers assist the Portfolios with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

8.	Investment Company Institute (“ICI”). Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Portfolios on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Portfolio’s holding information publicly.

9.	Plexus Group (“Plexus”) and Elkins/McSherry. State Street provides purchase and sale information with respect to the Portfolios’ equity securities on a quarterly basis approximately fifteen (15) days after the quarter end. Plexus analyzes the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Portfolios and neither Plexus nor Elkins/McSherry discloses publicly the information they receive or the reports they prepare. SunAmerica’s contract with Plexus includes a confidentiality clause.

10.	Manhattan Creative Partners (d/b/a “Diligent”). Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the retail funds advised by SunAmerica. Diligent also hosts the Board’s online meeting materials.

11.	Marketing Firms. Our Marketing Group provides portfolio holding information to various marketing firms, including PeachTree Enterprises, Primelook, Inc., RI Communications Group and John Fink Ink. Depending on the Portfolios and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period end. Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Portfolios or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports. They do not publicly disclose the Portfolios’ portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

12.	Institutional Shareholder Services (“ISS”). ISS downloads both daily and weekly portfolio information (i.e., custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used for the purposes of voting proxies on behalf of the Portfolio, evaluating the Portfolio’s eligibility for participating in, and filing proofs of claim on behalf of, the Portfolio in securities class action lawsuits. ISS does not publicly disclose the information except as may be required when filing a proof of claim in connection with a Portfolio’s participation in a securities class action lawsuit. SunAmerica’s contract with ISS includes confidentiality disclosure.

PORTFOLIO TRANSACTIONS AND BROKERAGE

As discussed in the Prospectus, the Advisers are responsible for decisions to buy and sell securities for each respective Portfolio, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica or another Adviser.

Also, subject to best price and execution and consistent with applicable securities laws and regulations, the Board may instruct an Adviser to direct brokerage to certain broker-dealers under an agreement whereby these broker-dealers would pay designated Portfolio expenses, including, for example, custody expenses. It is possible that broker-dealers participating in this program in the future might be affiliated with a Subadviser, including another Subadviser to the same Portfolio, subject to applicable legal requirements. The brokerage of one Portfolio will not be used to help pay the expenses of any other SunAmerica mutual fund. SunAmerica will continue to waive its fees or reimburse expenses for any Portfolio for which it has agreed to do so. All expenses paid through expense offset arrangements resulting in broker commission recapture will be over and above such waivers and/or reimbursements, so that SunAmerica will not receive any direct or indirect economic benefit from the directed brokerage arrangements. By entering into these types of expense offset arrangements, a Portfolio can reduce expenses reported to shareholders in its statement of operations, fee table and expense ratio, and can increase its reported yield.

In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

An Adviser’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services–analyses and reports concerning issuers, industries, securities, economic factors and trends–and may cause a Portfolio to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. The research services consist of assessments and analysis of the business or prospects of a company, industry or economic sector. Certain research services furnished by brokers may be useful to the Adviser with respect to clients other than the Fund and not all of these services may be used by the Adviser in connection with the Fund. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Advisers are of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser’s research and analysis. Therefore, it may tend to benefit the Portfolio by improving the quality of the Adviser’s investment advice. The investment advisory fees paid by the Portfolio are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

A directed brokerage agreement includes those arrangements under which products or services (other than execution of securities transactions), expense reimbursements, or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer. The Board has determined that certain directed brokerage arrangements are in the best interest of each Portfolio and its shareholders and, therefore, has conveyed the information to Sub-advisers. A Portfolio may participate in directed brokerage agreements, provided the portfolio manager can still obtain the best price and execution for trades. Thus, a Portfolio may benefit from the products or services or recaptured commissions obtained through the directed brokerage arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Portfolio indicates that this is a directed brokerage transactions, the Portfolio will get a percentage of commissions paid on either domestic trades or international trades credited back to the Portfolio. These credits are in hard dollars and could be used to offset the Portfolio’s custody expenses or to pay other Portfolio expenses (excluding expenses payable to affiliates). By entering into a directed brokerage arrangement, a Portfolio can reduce expenses reported to shareholders in its statement or operations, fee table and expense ratio and can increate its reported yield. To the extent SunAmerica or any “affiliated person”, as that term is defined by the 1940 Act (collectively, “Fund Affiliate”), has agreed to waive or reimburse any amounts otherwise payable to them by a Portfolio or reimburse the Portfolio’s expenses (collectively “Expense Waivers”), any amount of commissions used to pay operating expenses of a Portfolio shall not reduce amounts of expenses borne by SunAmerica or its affiliate under such Expense Waivers, but shall instead be used solely to reduce expenses borne to the Portfolio to a lower level than the Portfolio would have borne after giving full effect to the Expense Waivers.

Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of the Portfolio, it is possible that, at times, identical securities will be acceptable for purchase by one or more of the Portfolios and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Portfolios and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Portfolio to obtain or dispose of the full amount of a security, which it seeks to purchase or sell, or the price at which such security can be purchased or sold. Because each of the Advisers to each Portfolio manages its portion of the Portfolio’s assets independently, it is possible that the same security may be purchased and sold on the same day by two or more Advisers to the same Portfolio, resulting in higher brokerage commissions for the Portfolio.

The following tables set forth the brokerage commissions paid by the Portfolios and the amounts of the brokerage commissions paid to affiliated broker-dealers by the Portfolios for the fiscal years ended October 31, 2010, 2009 and 2008.

BROKERAGE COMMISSIONS

2010

PORTFOLIO	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker- Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
Large-Cap Growth Portfolio	$956,120	$—	0%	0%
Growth Portfolio	$160,132	$—	0%	0%
Small-Cap Growth Portfolio	$2,269,866	$—	0%	0%

Small-Cap Value Portfolio	$2,045,706	$—	0%	0%
Dividend Strategy Portfolio	$401,531	$—	0%	0%
Growth and Income Portfolio	$1,191,451	$—	0%	0%
Technology Portfolio	$207,825	$—	0%	0%
StarAlpha	$470,487	$—	0%	0%
Strategic Value Portfolio	$141,364	$—	0%	0%

2009

PORTFOLIO	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker- Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
Large-Cap Growth Portfolio	$641,090	$—	0%	0%
Growth Portfolio	$131,841	$—	0%	0%
Small-Cap Growth Portfolio	$58,070	$—	0%	0%
Small-Cap Value Portfolio	$2,294,294	$—	0%	0%
Dividend Strategy Portfolio	$448,300	$—	0%	0%
Growth and Income Portfolio	$98,945	$—	0%	0%
Technology Portfolio	$327,116	$—	0%	0%
StarAlpha	$453,801	$—	0%	0%
Strategic Value Portfolio	$347,307	$—	0%	0%

2008

PORTFOLIO	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker- Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
Large-Cap Growth Portfolio	$911,276	$45,370	5%	0%
Growth Portfolio	$1,474,465	$—	0%	0%
Small-Cap Growth Portfolio	$13,071	$—	0%	0%
Small-Cap Value Portfolio	$1,887,628	$—	0%	0%
Dividend Strategy Portfolio	$174,028	$—	0%	0%
Growth and Income Portfolio	$1,805,977	$21,121	1%	0%
Technology Portfolio	$327,828	$—	0%	0%
StarAlpha	$286,622	$—	0%	0%
Strategic Value Portfolio	$1,551,820	$465,431	30%	0%

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

Information regarding the purchase of shares is located in the Shareholder Account Information section of the Portfolios’ Prospectus and is hereby incorporated by reference.

Upon making an investment in shares of a Portfolio, an open account will be established under which shares of such Portfolio and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder’s account by the Transfer Agent. Shareholders will not be issued certificates .. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at 800-858-8850.

Shareholders who have met the Portfolio’s minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. Dollar cost averaging does not assure a profit or protect against loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels. At the shareholder’s election, such purchases may be made from his or her bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.

Shares of each of the Portfolios are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor may be imposed: (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B and Class C and certain Class A shares). Class II shares, now designated as Class C shares, had elements of a sales charge that was imposed at the time of purchase and that is deferred prior to their redesignation. Class I and Class Z shares are not subject to any sales charges. Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the purchase of Portfolio shares.

The following tables set forth the front-end sales charges with respect to Class A shares of each Portfolio, the amount of the front-end sales concessions that was reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B and Class C shares of each Portfolio, received by the Distributor for the fiscal years ended October 31, 2010, 2009 and 2008.

2010

Portfolio	Front-End Sales Concessions Class A Shares	Amount Reallowed to Affiliated Broker- Dealers Class A Shares	Amount Reallowed to Non-Affiliated Broker Dealers Class A Shares	Contingent Deferred Sales Charge Class A Shares	Contingent Deferred Sales Charge- Class B Shares	Contingent Deferred Sales Charge Class C Shares
Large-Cap Growth Portfolio	$110,925	$45,765	$45,849	—	$42,475	$3,260
Growth Portfolio	$132,975	$54,643	$59,630	—	$47,172	$1,497
Small-Cap Growth	$66,157	$21,834	$34,922	—	$22,992	$1,102
Small-Cap Value Portfolio	$49,691	$19,608	$22,698	—	$11,245	$1,227
Dividend Strategy Portfolio	$1,019,794	$61,348	$816,695	—	$27,858	$9,327
Growth and Income Portfolio	$104,622	$46,941	$34,177	—	$32,683	$786
Technology Portfolio	$36,786	$11,862	$18,061	—	$6,597	$222
Star ALPHA Portfolio	$14,995	$7,092	$5,682	—	—	$1,280
Strategic Value Portfolio	$110,319	$46,955	$47,998	$244	$33,174	$2,464

2009

Portfolio	Front-End Sales Concessions Class A Shares	Amount Reallowed to Affiliated Broker- Dealers Class A Shares	Amount Reallowed to Non-Affiliated Broker Dealers Class A Shares	Contingent Deferred Sales Charge Class A Shares	Contingent Deferred Sales Charge- Class B Shares	Contingent Deferred Sales Charge Class C Shares
Large-Cap Growth Portfolio	$108,880	$50,103	$43,688	$68	$62,591	$2,297
Growth Portfolio	$154,858	$62,553	$70,448	—	$46,407	$3,978
Small-Cap Growth	$37,021	$13,723	$17,958	$39	$16,361	$1,054
Small-Cap Value Portfolio	$28,831	$14,979	$9,801	$17	$14,596	$714
Dividend Strategy Portfolio	$81,957	$6,230	$64,168	—	$28,427	$1,111
Growth and Income Portfolio	$34,893	$13,899	$16,179	—	$43,111	$1,388
Technology Portfolio	$38,625	$8,600	$24,620	—	$6,982	$1,564
Star ALPHA Portfolio	$18,857	$3,919	$12,171	$76	—	$1,295
Strategic Value Portfolio	$139,175	$53,933	$65,038	—	$43,868	$3,603

2008

Portfolio	Front-End Sales Concessions Class A Shares	Amount Reallowed to Affiliated Broker- Dealers Class A Shares	Amount Reallowed to Non-Affiliated Broker Dealers Class A Shares	Contingent Deferred Sales Charge Class A Shares	Contingent Deferred Sales Charge- Class B Shares	Contingent Deferred Sales Charge Class C Shares
Large-Cap Growth Portfolio	$189,955	$83,505	$79,697	$2,317	$160,049	$6,610
Growth Portfolio	$324,182	$123,721	$154,705	$3,404	$61,711	$12,169
Small-Cap Growth	$51,007	$22,288	$21,671	$3,723	$36,262	$1,888
Small-Cap Value Portfolio	$51,332	$25,279	$18,661	$686	$48,082	$3,041
Dividend Strategy Portfolio	$70,368	$16,886	$42,794	$3,484	$97,882	$2,317
Growth and Income Portfolio	$130,944	$40,615	$71,065	$2,242	$92,132	$13,416
Technology Portfolio	$67,842	$19,876	$38,396	$1,248	$14,572	$1,474
Star ALPHA Portfolio	$224,595	$49,413	$145,170	$121	—	$12,117
Strategic Value Portfolio	$286,934	$112,599	$131,899	$5,424	$110,524	$19,873

CDSCs Applicable to Shareholders who Acquired Shares of a Portfolio through a Reorganization. For Class B and Class C shares of a Portfolio issued to shareholders in connection with the reorganization of a North American Fund into a Portfolio, the CDSC schedule applicable at the time the shareholder originally purchased the shares will continue to apply (even if the shareholder exchanges such shares for another fund distributed by SACS). Upon a redemption of these shares, the shareholder will receive credit for the period prior to the reorganization during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

CLASS B

Years after purchase	CDSC on shares being sold
Up to 2 years	5.00%
2 years or more but less than 3 years	4.00%
3 years or more but less than 4 years	3.00%
4 years or more but less than 5 years	2.00%
5 years or more but less than 6 years	1.00%
6 or more years	None

CLASS C

Years after purchase	CDSC on shares being sold
Up to 1 year	1.00%
1 year or more	None

Waiver of CDSCs. As discussed under “Shareholder Account Information” in the Prospectus, CDSCs may be waived on redemptions of Class B and Class C shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

Death. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account or (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If Class B shares are not redeemed within one year of the death, they will remain Class B shares and be subject to the applicable CDSC, when redeemed.

Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver: (i) the disability must arise after the purchase of shares; and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

Distributions. CDSCs may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Fund Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59  1/2 at the time the redemption is made

Systematic Withdrawal Plan. CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor’s account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. All dividends and capital gains distributions must be reinvested.

Purchases through the Distributor

An investor may purchase shares of a Fund through dealers which have entered into selected dealer agreements with the Distributor. An investor’s dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Fund. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange (“NYSE”) that day. Orders received by the Distributor after the close of business will be executed at the offering price determined at the close of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Fund will not be responsible for delays caused by dealers.

Purchase by Check

Checks should be made payable to the specific Portfolio or payable to SunAmerica Mutual Funds. A personal check for an investor should be drawn from the investor’s bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9186, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9186 and the shareholder’s account number should appear on the check. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of a Portfolio at the net asset value next computed after the check is received. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See “Shareholder Account Information” in the Prospectus.)

Purchase by Federal Funds Wire

An investor may make purchases by having his or her bank wire federal funds to the Fund’s Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Portfolio and the Transfer Agent are open for business.

Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined net asset value if received at or prior to a Portfolio’s close of business, plus any applicable sales charge. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

1.	You must have an existing SunAmerica Mutual Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at: 816-218-0519.

2.	Call SAFS’ Shareholder Services, toll free at 800-858-8850, to obtain your new account number.

3.	Instruct the bank to wire the specified amount to the Transfer Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0 110-00028; DDA# 99029712, SunAmerica [name of Portfolio, Class] (include shareholder name and account number).

Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares. To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by employer sponsored retirement plans, whether or not subject to the Employee Retirement Income Security Act of 1974, as amended, that offer the Portfolios as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, a Portfolio or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services. Further, the sales charge is waived with respect to shares purchased by “wrap accounts” for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Portfolios may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Portfolio. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases of shares by a “single person” including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

Reduced Sales Charges (Class A Shares only). As discussed under “Shareholder Account Information” in the Prospectus, investors in Class A shares of a Portfolio may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Fund.

Combined Purchase Privilege. The following persons may qualify for the sales charge reductions or eliminations by combining purchases of Portfolio shares into a single transaction:

(i) an individual, or a “company” as defined in Section 2(a)(8) of the 1940 Act (which includes corporations that are corporate affiliates of each other);

(ii) an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code);

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);

(v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

(vi) group purchases as described below.

A combined purchase currently may also include shares of other funds in the SAMF (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

Rights of Accumulation. A purchaser of Portfolio shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued current net asset value), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Portfolio that were previously purchased, shares of the other classes of the same Portfolio, as well as shares of any class of any other Portfolio or of any of the other Portfolios advised by the Adviser, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

The shareholder’s dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor’s or the Transfer Agent’s records fails to confirm the investor’s represented holdings.

Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent which is set forth in the New Account Application, establishes a total investment goal in Class A shares of one or more Portfolios or of other funds advised by the Adviser which impose a sales charge at the time of purchase to be achieved through any number of investments over a thirteen-month period of $50,000 or more. Each investment in such Portfolios made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Fund, or of other Funds advised by SunAmerica, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction, provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under “Rights of Accumulation,” but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Portfolios purchased after the date that the original Letter of Intent went into effect and during the previous 30-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Portfolios pursuant to this purchase plan should carefully read such Letter of Intent.

Reduced Sales Charge for Group Purchases. Members of qualified groups may purchase Class A shares of the Portfolios under the combined purchase privilege as described above.

To receive a rate based on combined purchases, group members must purchase Class A shares of a Portfolio through a single investment dealer designated by the group. The designated dealer must transmit each member’s initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Portfolio’s shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member. Class B or Class C shares are not included in calculating the purchased amount of a Fund’s shares.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group’s sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer access to the group’s membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than on an annual basis; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group that meets the requirements stated above and is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member’s beneficiary. For example, a qualified group could consist of a trade association that would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Portfolio’s shares for the benefit of any of the foregoing.

Interested groups should contact their investment dealer or the Distributor. The Fund reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Portfolio at any time.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the redemption of Portfolio shares.

If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Fund, having filed with the SEC a notification of election pursuant to Rule 18f-1 on behalf of each of the Portfolios (other than Focused Growth Portfolio and Dividend Strategy Portfolio), may pay the redemption price in whole, or in part, by a distribution in kind of securities from a Portfolio in lieu of cash. In conformity with applicable rules of the SEC, the Portfolios are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the applicable Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled “Determination of Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

The Distributor is authorized, as agent for the Portfolios, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of a Portfolio next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Portfolio’s close of business will be priced based on the next business day’s close. Dealers may charge for their services in connection with the repurchase, but neither the Portfolios nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

EXCHANGE PRIVILEGE

Shareholders in the Portfolios may exchange their shares for the same class of shares of any other Portfolio or other funds distributed by the Distributor that offer such class at the respective net asset value per share.

Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. The Portfolios reserve the right to reject exchange requests made through this program that are less than $50. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days’ written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at 800-858-8850.

If a shareholder acquires Class A shares through an exchange from another SAMF where the original purchase of such fund’s Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

A shareholder who acquires Class B or Class C shares through an exchange from another SAMF will retain liability for any CDSC outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be ‘tacked’ with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A.

Because excessive trading (including short-term ‘market timing’ trading) can hurt a Portfolio’s performance, each Portfolio may refuse any exchange sell order: (1) if it appears to be a market timing transaction involving a significant portion of a Portfolio’s assets; or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

In addition, a Portfolio reserves the right to refuse any exchange purchase order if, in the judgment of the Adviser, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder’s purchase exchange may be restricted or refused if the Portfolio receives or anticipates simultaneous orders affecting significant portions of the Portfolio’s assets. In particular, a pattern of excessive exchanges that coincide with a ‘market timing’ strategy may be disruptive to the Portfolio and may therefore be refused.

DETERMINATION OF NET ASSET VALUE

Shares of each class of each Portfolio are valued at least daily as of the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time). Each Portfolio calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Directors in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges for which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Portfolio’s shares, and a Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U. S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities, the Portfolio uses an outside pricing service to provide closing market prices and information used for adjusting those prices.

Non-convertible bonds and debentures, other long-term debt securities, and short-term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Portfolio if acquired within 60 days of maturity or, if already held by the Portfolio on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of the day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Future contracts and options traded on national securities exchanges are valued as of close of the exchange upon which they trade. Forward contracts are valued at the 4:00 p.m. Eastern Time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser or Subadviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market.

Securities for which market quotations are not readily available, or if a development/significant event occurs that may significantly impact the value, those securities are valued as determined pursuant to procedures adopted in good faith by the Board. There is no single standard for making fair value determinations, which may result in the use of prices that vary from those used by other funds.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. Each Portfolio intends to distribute to the registered holders of its shares substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. Each Portfolio intends to distribute any net long-term capital gains from the sale of assets in excess of any net short-term capital losses. The current policy of each Portfolio other than the Focused Growth and Income Portfolio and the Focused Dividend Strategy Portfolio is to pay investment income dividends, if any, at least annually. Focused Growth and Income Portfolio and Focused Dividend Strategy Portfolio’s current policy is to pay investment income dividends, if any, on a quarterly basis. Each Portfolio intends to distribute net capital gains, if any, annually. In determining amounts of capital gains to be distributed, any capital loss carryforwards from prior years will be offset against capital gains. The Portfolios reserve the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital and net investment income, if any, are paid at least annually. At October 31, 2010, the following Funds were entitled to capital loss carryforwards: Focused Large-Cap Growth: $129,121,822; Focused Growth: $57,356,732; Focused Small-Cap Growth: $103,610,741; Focused Small-Cap Value: $60,180,212; Focused Growth and Income: $204,009,373; Focused Technology: $11,451,156; Focused Dividend Strategy: $29,713,465; Focused StarALPHA: $43,211,973; and Strategic Value Portfolio: $175,684,036. Each of the capital loss carry forwards will expire between 2011 and 2018. Capital loss carryforwards generated during taxable years beginning after 2010 will not be subject to expiration. Certain capital loss carryforward amounts may be subject to limitations on their use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible that not all of the capital losses will be available for use. As of October 31, 2010, based on current tax law, the Focused Large-Cap Growth, Focused Small Cap Growth, Focused Small Cap Value and Focused Growth and Income have $13,250,228, $60,601,247, $5,527,643 and $128,555,632, respectively, of capital losses that will not be available for use.

Distributions will be paid in additional Portfolio shares based on the net asset value at the close of business on the ex-dividend or reinvestment date, unless the dividends total in excess of $10.00 per distribution period and the shareholder notifies the Portfolio at least five business days prior to the payment date to receive such distributions in cash.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder’s address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.

Taxes. The following is intended to be a general summary of certain U.S. Federal income tax consequences of investing in a Portfolio. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisers before making an investment in a Portfolio. This summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Each Portfolio is qualified and intends to remain qualified and elect to be taxed as a regulated investment company under Subchapter M of the Code for each taxable year. In order to be qualified as a regulated investment company, each Portfolio generally must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, proceeds from loans of securities, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each Portfolio’s assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount no greater than 5% of the value of each Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or in any two or more issuers of which the Portfolio owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships. Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, each Portfolio will not be subject to U.S. Federal income tax on its ordinary income and net capital gains which it distributes as dividends or capital gains distributions to shareholders provided that it distributes to shareholders an amount at least equal to the sum of 90% of its “investment company taxable income” for the taxable year and 90% of its net tax-exempt interest income for the taxable year. Each Portfolio intends to distribute sufficient income to meet this qualification requirement.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Portfolio must distribute during each calendar year the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98.2% of its net capital gains, i.e., net long-term capital gains in excess of its net short-term capital losses, for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Portfolio intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if actually paid during such calendar year. Additionally, a distribution will be treated as paid on December 31 of a calendar year if it is declared by the distributing Portfolio in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by such Portfolio during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31 in the calendar year in which such dividend is declared, rather than on the date on which the distributions are actually received. If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, a Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net tax-exempt interest and, net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as “qualified dividend income” in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

If a Portfolio is held through a qualified retirement plan entitled to tax-exempt treatment for U.S. Federal income tax purposes, distributions will generally not be taxable currently. Special tax rules apply to such retirement plans. You should consult your tax advisor regarding the tax treatment of distributions (which may include amounts attributable to Portfolio distributions) which may be taxable when distributed from the retirement plan.

Distributions of net investment income and short-term capital gains (“ordinary income dividends”) are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. The portion of such ordinary income dividends-received from each Portfolio that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Portfolio’s gross income, exclusive of capital gains from sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain REITS, and will be reported as such to shareholders. Distributions of net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such gains from certain transactions in futures and options), if any, that a Portfolio reports as capital gains are taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned its shares. The maximum capital gains rate for individuals is currently 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. For taxable years beginning on or after January 1, 2013, the long-term capital gain rate for individuals is scheduled to return to 20%.

A portion of a Portfolio’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum U.S. Federal tax rate of 15%. A distribution is treated as qualified dividend income to the extent that the Portfolio receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Portfolio and the shareholder. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Portfolio to an individual in a particular taxable year if 95% or more of the Portfolio’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Portfolio; or (ii) the portion of the regular dividends paid by the Portfolio to an individual in a particular taxable year that is attributable to qualified dividend income received by the Portfolio in that taxable year if such qualified dividend income accounts for less than 95% of the Portfolio’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Portfolio from U.S. corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States or the stock of which is readily tradable on an established securities market in the United States) which are not PFICs. Dividend income will not be treated as qualified dividend income unless the Portfolio satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the Portfolio from a REIT or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Portfolio dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income. To the extent a Portfolio’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

If a Portfolio retains for investment an amount equal to all or a portion of its net capital gains, it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, a Portfolio will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Portfolio on the undistributed amount against their U.S. Federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. Federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. Federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Portfolio upon filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Portfolio’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in its shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds its shares of the Portfolio as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to the record date for a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Portfolio’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Upon a sale or exchange of its shares, a shareholder will recognize a taxable gain or loss in an amount equal to the difference between the proceeds of the sale or exchange and the shareholder’s adjusted tax basis in the shares. Except as discussed below, the amount of any contingent deferred sales charge will reduce the amount realized on the sale or exchange for purposes of determining gain or loss. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year, and long-term capital gain taxable generally at the maximum rate of 15% if such shares were held for more than one year. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. For both individuals and corporation, any such loss will be treated as long-term capital loss if such shares were held for more than one year. To the extent not disallowed, any loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution, and any undistributed capital gains included in income by such shareholder with respect to such shares.

Generally, any loss realized on a sale or exchange of shares of a Portfolio will be disallowed if other shares of such Portfolio are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances the sales charge incurred in acquiring shares of a Portfolio may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Portfolio are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares and is added to the basis of the new shares.

Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of that Portfolio’s assets to be invested in various countries is not known. If more than 50% in value of a Portfolio’s total assets at the close of its taxable year consists of securities of foreign corporations, such Portfolio will be eligible to file an election with the IRS pursuant to which shareholders of the Portfolio will be required to include (in addition to taxable dividends actually received) their proportionate share of such foreign taxes paid by the Portfolio in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain limitations and the Portfolio and the shareholders satisfying certain holding period requirements, use them as foreign tax credits against their U.S. Federal income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. Certain retirement accounts which are not subject to tax cannot claim foreign tax credits on investments in foreign securities held in the Portfolio. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Portfolio’s election described in this paragraph but will not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or ordinary loss. These gains, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of each Portfolio’s investment company taxable income available to be distributed to its shareholders as ordinary income. In certain cases, a Portfolio may be entitled to elect to treat foreign currency gains on forward or futures contracts, or options thereon, as capital gains.

The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and listed options on futures contracts which a Portfolio may write, purchase or sell. Such options and contracts are classified as “Section 1256 contracts” under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Portfolio at the end of a taxable year, generally are required to be treated as sold at market value on the last business day of such taxable year for U.S. Federal income tax purposes (“marked-to-market”). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in over-the-counter options written by the Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by a Portfolio from transactions in over-the-counter options purchased by such Portfolio generally has the same character as the property to which the option relates has in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term capital gain or loss, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the puts or increased by the premium received for calls.

A substantial portion of each Portfolio’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property. A straddle, at least one (but not all) of the positions in which is a Section 1256 contract, would constitute a “mixed straddle” under the Code. The Code generally provides special rules with respect to straddles, such as: (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrecognized gains in the offsetting position; (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period; (iii) “short sale” rules which may suspend the holding period of securities owned by a Portfolio when offsetting positions are established and which may convert certain capital losses from short-term to long-term; and (iv) “conversion transaction” rules which recharacterize all or a portion of capital gains as ordinary income. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections are also provided in the Code; no determination has been reached to make any of these elections.

Code Section 1259 requires the recognition of gain if a Portfolio makes a “constructive sale” of an appreciated financial position. A Portfolio generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

Under the “wash sale” rule, losses incurred by a Portfolio on the sale of (or on a contract or option to sell) stock or securities are not deductible if, within a 61-day period beginning 30 days before and ending 30 days after the date of the sale, the Portfolio acquires or has entered into a contract or option to acquire stock or securities that are substantially identical. In such a case, the basis of the stock or securities acquired by the Portfolio will be adjusted to reflect the disallowed loss.

In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio’s hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain. With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Each Portfolio may purchase debt securities (such as zero-coupon, or deferred interest or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Portfolio and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of other securities and use the proceeds to make distributions to shareholders. If a Portfolio holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Portfolio’s taxable year, and the Portfolio satisfies the minimum distribution requirement, the Portfolio may elect for U.S. Federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Portfolio for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” or certain other specified bonds. If the Portfolio were to make an election, a shareholder of the Portfolio would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

A Portfolio may be required to withhold U.S. Federal income tax at the rate of 28% on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. Federal income tax liability.

Any distributions of net investment income or short-term capital gains made to a foreign shareholder generally will be subject to U.S. withholding tax of 30% (or a lower treaty rate if applicable to such shareholder) if any, provided that the required information is timely furnished to the IRS.

In general, U. S. Federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Portfolio. For foreign shareholders of a Portfolio, a distribution attributable to the Portfolio’s sale or exchange of U.S. real property or of a REIT or other U.S. real property holding corporation will be treated as real property gain subject to 35% withholding tax if 50% or more of the value of the Portfolio’s assets is invested in REITs and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. In addition, foreign shareholders may be subject to certain tax filing requirements if 50% or more of the Portfolio’s assets are invested in REITs and other U.S. real property holding corporations.

Disposition of Portfolio shares by foreign shareholders on or before December 31, 2011, will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if 50% or more of the value of the Portfolio’s assets are invested in REITs and other U.S. real property holding corporations, the Portfolio is not domestically controlled, and the foreign shareholder owns more than 5% of the outstanding shares of the Portfolio at any time during the five-year period ending on the date of disposition.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding the Portfolio’s participation in a wash sale transaction or its payment of a substitute dividend.

Provided that 50% or more of the value of a Portfolio’s stock is held by U.S. shareholders, distributions of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Portfolio has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution) occurring on or before December 31, 2011, in redemption of a foreign shareholder’s shares of the Portfolio will cause the Portfolio to recognize gain. If the Portfolio is required to recognize gain, the amount of gain recognized will equal to the fair market value of such interests over the Portfolio’s adjusted bases to the extent of the greatest foreign ownership percentage of the Portfolio during the five-year period ending on the date of redemption.

For taxable years beginning before January 1, 2012, properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Portfolio’s “qualified net interest income” (generally, the Portfolio’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Portfolio is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Portfolio’s “qualified short-term capital gains” (generally, the excess of the Portfolio’s net short-term capital gain over the Portfolio’s long-term capital loss for such taxable year). However, depending on its circumstances, the Portfolio may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Portfolio reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

For taxable years beginning before January 1, 2012, distributions that a Portfolio reports as “short-term capital gains dividends” or “long-term capital gains dividends” may not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the foreign shareholder has not owned more than 5% of the outstanding shares of the Portfolio at any time during the one-year period ending on the date of distribution. Such distributions will be subject to 30% withholding by the Portfolio and will be treated as ordinary dividends to the foreign shareholder.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described here. Foreign shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio, including the applicability of foreign taxes.

Shares of a Portfolio held by a non-U.S. shareholder at death will be considered situated in the United States and subject to the U.S. estate tax, with a partial look-through rule applying through 2011.

A 30% withholding tax will be imposed on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, a foreign financial institution will need to enter into agreements with the IRS regarding providing the IRS information including the name, address and taxpayer identification number of direct and indirect U.S. account holders, to comply with due diligence procedures with respect to the identification of U.S. accounts, to report to the IRS certain information with respect to U.S. accounts maintained, to agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and to determine certain other information as to their account holders. Other foreign entities will need to provide the name, address, and Taxpayer Identification Number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

If a shareholder recognizes a loss with respect to a Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of Portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Certain Portfolios may, from time to time, invest in PFICs. A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. Investments in PFICs are subject to special rules designed to prevent deferral of U.S. taxation of a U.S. person’s share of a PFIC’s earnings. In the absence of certain elections, if any such Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to U.S. Federal income tax on a portion of any “excess distribution” (generally a distribution in excess of a base amount) received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be currently included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Portfolio may make a “mark-to-market” election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Portfolio’s taxable year, the Portfolio will recognize the amount of gains, if any, with respect to PFIC stock. Any gains resulting from such elections will be treated as ordinary income. Losses on PFIC stock are allowed only to the extent of such previous gains. The mark-to-market election must be made separately for each PFIC owned by a Portfolio and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. Alternatively, the Portfolio may elect to treat any PFIC in which it invests as a “qualified electing fund,” in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio as described above. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

Certain Portfolios may invest in REITs that hold residual interests in REMICs. Under Treasury regulations, a portion of the Portfolio’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to U.S. Federal income tax. Excess inclusion income of a regulated investment company, such as the Portfolios, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by otherwise allowable deductions for tax purposes, (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. Federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Portfolio , then the Portfolio will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. If a charitable remainder annuity trust or charitable remainder unitrust (each as defined in Code Section 664) has UBTI for a tax year, a 100% excise tax on the UBTI is imposed on the trust.

Beginning in 2013, a 3.8% Medicatre contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state, local and foreign taxes. In addition, foreign investors should consult with their own tax advisers regarding the particular tax consequences to them of an investment in each Portfolio. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

RETIREMENT PLANS

Shares of a Portfolio may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Portfolio through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at 800-858-8850. However, it is recommended that anyone considering an acquisition of Shares by a retirement plan consult a tax adviser before the acquisition is made.

Pension and Profit-Sharing Plans. Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Tax-Sheltered Custodial Accounts. Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Portfolio may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

Traditional Individual Retirement Accounts. Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a Traditional IRA), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

Salary Reduction Simplified Employee Pension (“SARSEP”). A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee’s paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee’s income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

Savings Incentive Match Plan for Employees (“SIMPLE IRA”). This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee’s paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

Roth IRA. Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code in 2010, unmarried individuals with adjusted gross income of up to $107,000, and married couples who file a joint return and have joint adjusted gross income of up to $169,000, may contribute to a Roth IRA. The maximum allowed contribution phases out for unmarried individuals with adjusted gross income between $107,001 and $122,000, and married couples who file a joint return and have joint adjusted gross income between $169,001 and $179,000. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

Coverdell Education Savings Accounts. Coverdell Education Savings Accounts were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $190,000 may contribute up to $2,000 each year to a Coverdell Education Savings Account on behalf of a child under the age of 18. The $2,000 annual limit is phased out for unmarried individuals with adjusted gross income between $95,001 and $110,000, and for married individuals who file a joint return and have joint adjusted gross income between $190,001 and $220,000. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

Individual 401(k). The individual 401(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual 401(k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001 (EGTRRA). The Individual 401(k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC Section 402(g). In addition, because of its smaller size, the Individual 401(k) is also less complex and less costly than the typical multiple-employee 401(k) plan.

DESCRIPTION OF SHARES

Ownership of the Portfolio is represented by shares of common stock. The total number of shares that the Portfolio has authority to issue is three billion (3,000,000,000) shares of common stock (par value $0.0001 per share), amounting in aggregate par value to three hundred thousand dollars ($300,000).

Currently, seventeen investment funds of the Portfolio have been authorized pursuant to the Portfolio’s Articles of Incorporation (“Articles”): the Large-Cap Growth Portfolio, the Growth Portfolio, the Small-Cap Growth Portfolio, the Small-Cap Value Portfolio, the Dividend Strategy Portfolio, the Growth and Income Portfolio, the Technology Portfolio, the StarALPHA Portfolio, the Strategic Value Portfolio, SunAmerica Focused Balanced Strategy, SunAmerica Focused Equity Strategy, SunAmerica Focused Fixed Income and Equity Strategy, SunAmerica Focused Fixed Income Strategy and SunAmerica Focused Multi-Asset Strategy. The Small-Cap Growth Portfolio and Growth and Income Portfolio are divided into four classes of shares, designated as Class A, Class B, Class C and Class I. The Growth Portfolio, Small-Cap Value Portfolio, Technology Portfolio, Growth and Income Portfolio, Dividend Strategy Portfolio and Strategic Value Portfolio are divided into three classes of shares, designated as Class A, Class B and Class C. The Large-Cap Growth Portfolio is divided in four classes of shares, designated as Class A, Class B, Class C and Class Z. The StarALPHA Portfolio is divided into two classes of shares, designated as Class A and Class C. The Directors may authorize the creation of additional Portfolios of shares so as to be able to offer to investors additional investment portfolios within the Fund that would operate independently from the Fund’s present Portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. The Board of Directors, without any action by the stockholders of the Corporation, may cause the Corporation to redeem at net asset value all or any proportion of the outstanding Class I shares of the Growth and Income Portfolio from a holder upon such conditions established by the Board of Directors in its sole discretion for any purpose, including, without limitation, a liquidation of the Class I shares. Each Portfolio of the Fund’s shares represents the interests of the shareholders of that Portfolio in a particular portfolio of Portfolio’s assets. In the future, the Directors may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

Shareholders are entitled to a full vote for each full share held. The Directors have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Directors, and appoint their own successors, provided that at all times at least a majority of the Directors have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors. Although the Fund need not hold annual meetings of shareholders, the Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act. Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Fund. In addition, the Directors may be removed by the action of the shareholders of record of two-thirds or more of the outstanding shares. All Portfolios of shares will vote with respect to certain matters, such as election of Directors. When all Portfolios are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Portfolio’s policies, only shareholders of the Portfolios affected by the matter may be entitled to vote.

The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge and a distribution fee, (iii) Class B shares are subject to a CDSC and a distribution fee, (iv) Class B shares convert automatically to Class A shares on the first business day of the month eight years after the purchase of such Class B Shares, (v) Class C shares are subject to a distribution fee and a CDSC, (vi) Class I shares are not subject to any sales charges or distribution fees, (vii) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, (viii) Class Z shares are not subject to any sales charge or any distribution, account maintenance or service fee and (x) each class of shares will be exchangeable only into the same class of shares of any other Portfolio or other SunAmerica Funds that offer that class. All shares of the Fund issued and outstanding and all shares offered by the Prospectus when issued are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Fund. In addition, shares have no conversion rights, except as described above.

The Articles provide, to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted (as limited by the 1940 Act) that no Director or officer of the Fund shall be personally liable to the Fund or to stockholders for money damages. The Articles provide that the Fund shall indemnify (i) the Directors and officers, whether serving the Fund or its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force (as limited by the 1940 Act), including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board or the Fund’s By-laws and be permitted by law. The duration of the Fund shall be perpetual.

ADDITIONAL INFORMATION

Computation of Offering Price Per Share.

The following is the offering price calculation for each Class of shares of the Portfolios, based on the value of each Portfolio’s net assets and number of shares outstanding on October 31, 2010. There are no sales charges for Class I shares and therefore the offering price for these shares will be computed by dividing its net assets by the number of shares outstanding. The offering price for Dividend Strategy Portfolio is as of the date of the commencement of its offering.

	Large-Cap Growth Portfolio
	Class A	Class B**	Class C†	Class Z
Net Assets	$283,123,006	$28,175,376	$87,620,378	$74,278,444
Number of Shares Outstanding	16,744,599	1,811,139	5,621,038	4,142,458
Net Asset Value Per Share (net assets divided by number of shares)	$16.91	$15.56	$15.59	$17.93
Sales charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	1.03	—	—	—
Offering Price	$17.94	$—	$—	$—

*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B shares are not subject to an initial charge but may be subject to a CDSC on redemption of shares within six years of purchase.
†	Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.

	Growth Portfolio
	Class A	Class B**	Class C†
Net Assets	$135,392,354	$16,581,430	$28,094,017
Number of Shares Outstanding	5,842,495	793,402	1,345,007
Net Asset Value Per Share (net assets divided by number of shares)	$23.17	$20.90	$20.89
Sales charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	1.41	—	—
Offering Price	$24.58	$—	$—

*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B shares are not subject to an initial charge but may be subject to a CDSC on redemption of shares within six years of purchase.
†	Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.

	Small-Cap Growth Portfolio
	Class A	Class B**	Class C†	Class I
Net Assets	$143,182,335	$13,626,697	$22,208,144	$319,922
Number of Shares Outstanding	11,065,158	1,192,817	1,951,561	24,135
Net Asset Value Per Share (net assets divided by number of shares)	$12.94	$11.42	$11.38	$13.26
Sales charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	0.79	—	—	—
Offering Price	$13.73	$—	$—	$—

*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B shares are not subject to an initial charge but may be subject to a CDSC on redemption of shares within six years of purchase.
†	Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.

	Small-Cap Value Portfolio
	Class A	Class B**	Class C†
Net Assets	$91,574,256	$8,789,038	$25,065,843
Number of Shares Outstanding	6,146,432	667,753	1,889,933
Net Asset Value Per Share (net assets divided by number of shares)	$14.90	$13.16	$13.26
Sales charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	0.91	—	—
Offering Price	$15.81	$—	$—

*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B shares are not subject to an initial charge but may be subject to a CDSC on redemption of shares within six years of purchase.
†	Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.

	Dividend Strategy Portfolio
	Class A	Class B**	Class C†
Net Assets	$264,367,860	$26,433,673	$113,339,735
Number of Shares Outstanding	24,226,500	2,431,091	10,419,659
Net Asset Value Per Share (net assets divided by number of shares)	$10.91	$10.87	$10.88
Sales charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	0.67	—	—
Offering Price	$11.58	$—	$—

†	Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.
*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B shares are not subject to an initial charge but may be subject to a CDSC on redemption of shares within six years of purchase.

	Focused Growth and Income Portfolio
	Class A	Class B**	Class C†	Class I
Net Assets	$156,875,754	$19,049,090	$43,362,040	$515,700
Number of Shares Outstanding	11,934,544	1,592,381	3,623,505	39,037
Net Asset Value Per Share (net assets divided by number of shares)	$13.14	$11.96	$11.97	$13.21
Sales charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	0.80	—	—	—
Offering Price	$13.94	$—	$—	$—

*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B shares are not subject to an initial charge but may be subject to a CDSC on redemption of shares within six years of purchase.
†	Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.

	Technology Portfolio
	Class A	Class B**	Class C†
Net Assets	$45,464,369	$3,651,810	$9,917,633
Number of Shares Outstanding	7,103,298	608,889	1,652,804
Net Asset Value Per Share (net assets divided by number of shares)	$6.40	$6.00	$6.00
Sales charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	0.39	—	—
Offering Price	$6.79	$—	$—

*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B shares are not subject to an initial charge but may be subject to a CDSC on redemption of shares within six years of purchase.
†	Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.

	StarALPHA Portfolio
	Class A	Class C†
Net Assets	$37,044,605	$4,655,453
Number of Shares Outstanding	3,975,962	509,654
Net Asset Value Per Share (net assets divided by number of shares)	$9.32	$9.13
Sales charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	0.57	—
Offering Price	$9.89	$—

*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
†	Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.

	Strategic Value Portfolio
	Class A	Class B**	Class C†
Net Assets	$125,743,874	$17,705,874	$62,410,241
Number of Shares Outstanding	8,149,726	1,220,898	4,305,502
Net Asset Value Per Share (net assets divided by number of shares)	$15.43	$14.50	$14.50
Sales charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	0.94	—	—
Offering Price	$16.37	$—	$—

*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B shares are not subject to an initial charge but may be subject to a CDSC on redemption of shares within six years of purchase.
†	Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.

Reports to Shareholders. The Fund sends audited Annual and unaudited Semi-Annual reports to shareholders of each of the Portfolios. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Fund to confirm transactions in the account.

Custodian and Transfer Agent. State Street Bank and Trust Co., 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Portfolios and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Portfolios. Transfer Agent functions are performed for State Street by Boston Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street. SAFS, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992, acts as a servicing agent assisting State Street in connection with certain services offered to the shareholders of each of the Portfolios.

Independent Registered Public Accounting Firm and Legal Counsel. PricewaterhouseCoopers, LLP, 1201 Louisiana, Suite 2900, Houston, TX 77002–5678, has been selected to serve as the Fund’s independent registered public accounting firm and, in that capacity, examines the annual financial statements of the Fund. The firm of Willkie Farr & Gallagher, LLP 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to the Portfolios.

FINANCIAL STATEMENTS

The Fund’s audited financial statements are incorporated in this SAI by reference to its 2010 annual report report to shareholders. You may request a copy by calling (800) 858-8850.

APPENDIX

DESCRIPTION OF CREDIT RATINGS

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability short term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

The issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

I. Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligator’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SUNAMERICA SERIES, INC.

Statement of Additional Information

dated March 1, 2011

Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311	General Marketing and Shareholder Information (800) 858-8850

SunAmerica Series, Inc. (the “Fund”) consists of fourteen different portfolios: Focused Large-Cap Growth Portfolio, Focused Growth Portfolio, Focused Small-Cap Growth Portfolio, Focused Small-Cap Value Portfolio, Focused Growth and Income Portfolio, Focused Technology Portfolio, Focused Dividend Strategy Portfolio, Focused StarALPHA Portfolio, SunAmerica Strategic Value Portfolio, Focused Equity Strategy Portfolio, Multi-Asset Strategy Portfolio, Focused Balanced Strategy Portfolio, Focused Fixed Income and Equity Strategy Portfolio and Focused Fixed Income Strategy Portfolio. This Statement of Additional Information (“SAI”) relates only to five of the portfolios: Focused Equity Strategy Portfolio, Focused Multi-Asset Strategy Portfolio, Focused Balanced Strategy Portfolio, Focused Fixed Income and Equity Strategy Portfolio and Focused Fixed Income Strategy Portfolio (each, a “Portfolio” and collectively the “Portfolios” or the “Focused Strategies”). Each Portfolio has distinct investment objectives and strategies.

This SAI is not a Prospectus, but should be read in conjunction with the Portfolios’ Prospectus dated March 1, 2011. The SAI expands upon and supplements the information contained in the Portfolios’ current Prospectus and should be read in conjunction with the Prospectus. To obtain a Prospectus free of charge, please call (800) 858-8850. The Prospectus is incorporated by reference into this Statement of Additional Information and this Statement of Additional Information is incorporated by reference into the Prospectus. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus. The Fund’s audited financial statements are incorporated into this Statement of Additional Information by reference to its 2010 annual report to shareholders. You may request a copy of the annual report and semiannual report at no charge by calling (800) 858-8850 or writing the Fund at SunAmerica Fund Services, Inc., Mutual Fund Operations, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.

Class	Focused Balanced Strategy Portfolio: Ticker Symbols	Focused Equity Strategy Portfolio Ticker Symbols	Focused Fixed Income and Equity Strategy Portfolio: Ticker Symbols	Focused Fixed Income Strategy Portfolio: Ticker Symbols	Focused Multi- Asset Strategy Portfolio: Ticker Symbols
A Shares	FBAAX	FESAX	FFEAX	N/A	FASAX
B Shares	FBABX	FESBX	N/A	N/A	FMABX
C Shares	FBACX	FESTX	FFICX	N/A	FMATX
I Shares	N/A	N/A	N/A	N/A	N/A

No dealer, salesperson or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, SunAmerica Asset Management Corp. or SunAmerica Capital Services, Inc. This Statement of Additional Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

2

HISTORY OF THE FUND

The Fund, organized as a Maryland corporation on July 3, 1996, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund currently consists of fourteen Portfolios: Focused Large-Cap Growth Portfolio, Focused Growth Portfolio, Focused Small-Cap Growth Portfolio, Focused Small-Cap Value Portfolio, Focused Growth and Income Portfolio, Focused Technology Portfolio, Focused Dividend Strategy Portfolio, Focused StarALPHA Portfolio, SunAmerica Strategic Value Portfolio, Focused Equity Strategy Portfolio, Focused Multi-Asset Strategy Portfolio, Focused Balanced Strategy Portfolio, Focused Fixed Income and Equity Strategy Portfolio and Focused Fixed Income Strategy Portfolio. Each of the Portfolios is a diversified investment company within the meaning of the 1940 Act.

The Board of Directors of the Fund approved the creation of the Focused Equity Strategy Portfolio, Focused Multi-Asset Strategy Portfolio, Focused Balanced Strategy Portfolio, Focused Fixed Income and Equity Strategy Portfolio and Focused Fixed Income Strategy Portfolio at its August 28-29, 2002 Board meeting. On October 30, 2003, the Board of Directors of the Fund authorized the offering of Class I shares for all Focused Strategy Portfolios. Class I shares commenced offering on February 23, 2004. SunAmerica Asset Management Corp. (“SunAmerica” or the “Adviser”) serves as investment adviser for each Portfolio.

On October 30, 2003, the Directors approved the renaming of the Fund from SunAmerica Focused Series, Inc. to SunAmerica Series, Inc., effective February 28, 2011.

On January 15, 2004, the Directors approved the redesignation of Class II shares as Class C shares for each of the Portfolios. Effective September 20, 2006, the Focused Fixed Income and Equity Portfolio ceased offering Class I shares.

On December 6, 2010, the Directors approved a name change for the Fund: Effective February 28, 2011, the name SunAmerica Focused Series, Inc. was changed to SunAmerica Series, Inc.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective and policies of each of the Portfolios are described in the Portfolios’ Prospectus. Each of the Portfolios employs a fund of funds investment strategy in which the assets of the Portfolios are invested in a combination of funds, as described in the Prospectus, within SunAmerica Series, Inc., SunAmerica Income Funds, SunAmerica Equity Funds, and in SunAmerica Senior Floating Rate Fund, Inc. and SunAmerica Alternative Strategies Fund, a series of SunAmerica Specialty Series, and may also invest in the SunAmerica Money Market Funds, Inc. and any other affiliated SunAmerica Funds (collectively, the “Underlying Funds.”)

Certain types of securities in which the Underlying Funds may invest and certain investment practices the Portfolios or the Underlying Funds may employ, which are described under “More Information about the Portfolios—Investment Strategies” in the Prospectus, are discussed more fully below. The Portfolios will purchase and hold Class A shares of the Underlying Funds, which are generally subject to sales charges. SunAmerica will waive the front-end sales charge on purchases of Class A shares of the Underlying Fund by the Portfolios.

Fund of Funds Investments. A fund of funds investment strategy is an investment strategy in which the assets of a fund are invested in shares of other mutual funds. It generally offers an efficient means of asset allocation across a range of asset classes (e.g., domestic equity securities, foreign equity securities, alternative strategies and bonds and other fixed income securities).

A fund of funds investment strategy may, however, present special risks, including the following: (i) the performance of each Portfolio will be wholly dependent on the performance of the Underlying Funds and, therefore, on the selection of the Underlying Funds by the Adviser and the allocation and reallocation by the Adviser of Portfolio assets among the Underlying Funds; and (ii) investors in a Portfolio can generally invest in the Underlying Funds directly and may incur additional fees and expenses by investing in them indirectly through the Portfolio.

Unless otherwise specified, the Underlying Funds may invest in the following securities.

Domestic Equity Securities. Each of the Portfolios may invest in Underlying Funds that invest primarily in equity securities (“Underlying Equity Funds”). Under normal market conditions, the Focused Equity Strategy Portfolio expects to allocate between 80% to 100% of its assets in Underlying Equity Funds; the Focused Balanced Strategy Portfolio expects to allocate between 35% to 75% of its assets in Underlying Equity Funds; the Focused Multi-Asset Strategy Portfolio expects to allocate between 20% to 60% of its assets in Underlying Equity Funds; the Focused Fixed Income Strategy Portfolio expects to

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allocate between 0% to 20% of its assets in Underlying Equity Funds; and the Focused Fixed Income and Equity Strategy Portfolio expects to allocate 15% to 50% of its assets in Underlying Equity Funds.

The following discussion will be of greater significance as a Portfolio’s allocation to Underlying Equity Funds increases and is expected to be most significant with respect to the Focused Equity Strategy Portfolio, Focused Balanced Strategy Portfolio and Focused Multi-Asset Strategy Portfolio.

The Underlying Funds’ investment strategies may include long and short positions in common stocks and other equity securities. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks and other equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities. These fluctuations can be pronounced. Investments in equity securities are subject to inherent market risks and fluctuations because of company earnings, economic conditions such as interest rates, availability of credit, inflation rates and economic uncertainty, changes in laws, changes in national and international political circumstances and other factors beyond the control of the advisers to the Underlying Funds (in each case, under normal market conditions). The public equity markets have in the past experienced significant price volatility, especially in the information technology and Internet sectors.

Certain Underlying Funds may invest in the securities of small companies. The prices of the securities of small companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.

Foreign Securities. Each of the Portfolios may invest in Underlying Funds that invest primarily in foreign securities (“Underlying Foreign Equity Funds”). Under normal market conditions, the Focused Equity Strategy Portfolio expects to allocate between 0% to 30% of its assets to Underlying Foreign Equity Funds; the Focused Multi-Asset Strategy Portfolio expects to allocate between 10% to 30% of its assets to Underlying Foreign Equity Funds; the Focused Balanced Strategy Portfolio expects to allocate between 0% and 20% to Underlying Foreign Equity Funds; the Focused Fixed Income Strategy Portfolio expects to allocate 0% to 5% of its assets to Underlying Foreign Equity Funds; and the Focused Fixed Income and Equity Strategy Portfolio expects to allocate 0% to 10% of its assets to Underlying Foreign Equity Funds. The following discussion will be of greater significance as a Portfolio’s allocation to international-focused Underlying Funds increases.

Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States (“U.S.”), or to reduce fluctuations in Portfolio values by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

The Underlying Funds may invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”). ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. The Underlying Funds may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Underlying Funds may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Underlying Fund’s custodian in three days. The Underlying Funds may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security.

Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of

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income by foreign taxes; fluctuation in value of foreign Underlying Fund investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets (and in particular emerging markets) than in the United States; less regulation of foreign issuers, stock exchanges and brokers than the United States; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the United States; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies.

The performance of investments in securities denominated in a foreign currency (“non-dollar securities”) will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of the Underlying Funds’ non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Underlying Funds’ non-dollar securities. Currencies are evaluated by the Underlying Funds on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

Bonds and Other Fixed Income Securities. Each of the Portfolios may invest in Underlying Funds that invest primarily in bonds and other fixed income securities (“Underlying Fixed Income Funds”). Additionally, the Focused Balanced Strategy Portfolio, Focused Multi-Asset Strategy Portfolio, Focused Fixed Income Strategy Portfolio and Focused Fixed Income and Equity Strategy Portfolio may invest significantly in Underlying Funds that invest significantly in bonds or other fixed income securities. Additionally, the Focused Equity Strategy portfolio may invest directly in bonds and other fixed income securities. Under normal market conditions, the Focused Equity Strategy Portfolio expects to allocate between 0% to 5% of its assets to Underlying Fixed Income Funds; the Focused Balanced Strategy Portfolio expects to allocate between 25% to 50% of its assets to Underlying Fixed Income Funds; the Focused Multi-Asset Strategy Portfolio expects to allocate approximately 10% to 30% of its assets to Underlying Fixed Income Funds; the Focused Fixed Income Strategy Portfolio expects to allocate between 80% to 100% of its assets to Underlying Fixed Income Funds; and the Focused Fixed Income and Equity Strategy Portfolio expects to allocate between 50% to 80% of its assets to Underlying Fixed Income Funds.The following discussion will be of greater significance as a Portfolio’s allocation to bond- and fixed income-focused Underlying Funds increases and is expected to be most significant with respect to the Focused Balanced Strategy Portfolio, Focused Fixed Income Strategy Portfolio and Focused Fixed Income and Equity Strategy Portfolio.

Bonds and other fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer’s liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or “called” by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as “variable rate obligations,” is determined by reference to or is a percentage of an objective standard, such as a bank’s prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called “floating rate instruments,” changes whenever there is a change in a designated base rate.

The market values of fixed income securities tend to vary inversely with the level of interest rates—when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. This is often referred to as interest rate risk. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest. This is often referred to as credit risk.

Bonds and other fixed income securities in which the Underlying Funds may invest include, without limitation, corporate bonds, notes, debentures, preferred stocks, convertible securities, U.S. Treasury and other U.S. government securities, mortgage-backed and mortgage-related securities, asset-backed securities, money market securities, commercial bank obligations, commercial paper and repurchase agreements. Certain Underlying Funds may also invest in debt securities

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that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Fund itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.

When an Underlying Fund invests in mortgage-backed or asset-backed securities, the Portfolio may be subject to prepayment risk. Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other asset-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates an Underlying Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by an Underlying Fund may exhibit price characteristics of longer-term debt securities.

Alternative Strategies. Each of the Portfolios may invest in the SunAmerica Alternative Strategies (“Alternative Strategies Fund”). Under normal market conditions, the Focused Equity Strategy Portfolio expects to allocate between 0% to 20% of its assets in the Alternative Strategies Fund; the Focused Balanced Strategy Portfolio and Focused Multi-Asset Portfolio expect to allocate between 0% to 30% of their assets in the Alternative Strategies Fund; and the Focused Fixed Income and Equity Strategy Portfolio and the Focused Fixed Income Strategy Portfolio expect to allocate between 0% to 5% of their assets to the Alternative Strategies Fund. The SunAmerica Alternative Strategies Fund is currently the only Underlying Fund in which the Portfolios may invest to gain exposure to the “alternative” asset class. The SunAmerica Alternative Strategies Fund, as an “alternative” asset class, is designed to be a complement to an existing portfolio of equity and fixed income investments. The SunAmerica Alternative Strategies Fund seeks to enhance a traditional portfolio by achieving broad commodity index and hedge fund index exposure, and by employing a managed futures strategy. The returns generated by this exposure are generally expected to provide a low correlation to the returns of equity and fixed income investments and as such, an investment in the SunAmerica Alternative Strategies Fund may provide investors with a way to achieve diversification in their overall portfolio.

The Alternative Strategies Fund seeks exposure to the commodities markets by investing in commodity-linked derivative instruments. By investing in these derivative instruments, the Fund seeks to gain exposure to the returns of real assets that trade in the commodities markets without direct investment in physical commodities. Real assets include such things as industrial and precious metals, gas, oil, livestock, agricultural or meat products and other items.

The Alternative Strategies Fund expects to gain a significant percentage of its exposure to the commodities markets through investment in commodity-linked notes and through investments in a wholly-owned subsidiary of the Alternative Strategies Fund organized under the laws of the Cayman Islands (the “Subsidiary”). Commodity-linked notes pay a return linked to the performance of commodity indexes (such as the S&P GSCI Commodity Index (“S&P GSCI”)) or baskets of futures contracts with respect to all of the commodities in an index. The principal and/or interest payments of commodity-linked notes are tied to the value of a real asset or commodity index. These commodity-linked notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The notes are debt instruments with principal payments generally linked to the value of (derived from) commodities, commodity futures contracts or the performance of commodity indexes and interest and coupon payments pegged to a market-based interest rate, such as LIBOR (the London Inter-Bank Offer Rate) or a bank’s prime rate. The value of these notes is expected to rise or fall in response to commodity index changes, and thus provide the Fund with economic exposure to movements in commodity prices. The Alternative Strategies Fund may also invest in other commodity-linked derivatives, including commodity swaps, commodity options, futures contracts and exchange-traded notes (“ETNs”). The Fund will not invest directly in commodities.

The Alternative Strategies Fund seeks exposure to hedge funds by investing in hedge fund-linked derivative instruments. The Alternative Strategies Fund’s overall hedge fund exposure will be a broad-based exposure that is diversified across a spectrum of hedge fund strategies and managers. The Alternative Strategies Fund expects to gain exposure to hedge funds through investments in hedge fund-linked notes and/or total return swaps and through investments in the Subsidiary. The principal and/or interest payments of hedge fund-linked notes and swaps are linked to the value of a hedge fund index (such as the HFRX Equal Weighted Strategies Index). These hedge fund-linked notes or swaps are sometimes referred to as “structured notes” or “structured swaps” because the terms of these notes or swaps may be structured by the issuer and the purchaser of the note or swap. The notes and swaps are debt instruments or contractual obligations, respectively, with

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principal payments generally linked to the value of hedge fund indexes, and interest and coupon payments pegged to a market-based interest rate, such as LIBOR or a bank’s prime rate. The value of these notes and swaps is expected to rise or fall in response to hedge fund index changes, and thus provide the Alternative Strategies Fund with economic exposure to movements in hedge fund index levels. The Alternative Strategies Fund will not invest directly in hedge funds.

The Alternative Strategies Fund also seeks hedge fund exposure through a replication strategy, which is intended to supplement the hedge fund exposure obtained by the Alternative Strategies Fund’s investments in structured notes and swaps. The Alternative Strategies Fund will also utilize a proprietary quantitative investment process that seeks to provide returns similar to a broad-based hedge fund index over time (e.g., HFRX Equal Weighted Strategies Index, HFRI Fund Weighted Composite Index). This process attempts to achieve hedge fund index replicated returns primarily via liquid exposure vehicles such as exchange traded funds (“ETFs”), ETNs, financial futures and fixed income securities.

The Alternative Strategies Fund will also employ a managed futures strategy. Managed futures involve going long or short in futures contracts and futures-related instruments. Although allocations may shift over time in response to market conditions and trends, the Alternative Strategies Fund generally intends to maintain exposure to each of the following four major asset classes within the Alternative Strategies Fund’s managed futures strategy: commodities, currencies, fixed income and equity index futures. The Alternative Strategies Fund will generally invest in futures contracts and futures-related instruments including, but not limited to, equity index futures, currency forwards, commodity futures, swaps on commodity futures, fixed income futures and options on futures (collectively, the “managed futures instruments”), either by investing directly in those managed futures instruments, or by investing through the Subsidiary.

In selecting the managed futures instruments for the Alternative Strategies Fund, the Adviser utilizes a proprietary quantitative investment process that seeks to identify trends in commodity, currency, fixed income and equity index futures. Once a trend is determined, the Alternative Strategies Fund will take either a long or short position in the given managed futures instrument by either buying or selling a futures contract. If the Alternative Strategies Fund buys a futures contract, it agrees to purchase the underlying asset on the settlement date and is said to be “long” the contract. If the Alternative Strategies Fund sells a futures contract, it agrees to sell the underlying asset on the settlement date and is said to be “short” the contract. A long position will benefit from an increase in price of the underlying managed futures instrument, while a short position will benefit from a decrease in price of the underlying instrument. The size of the Alternative Strategies Fund’s position in a particular asset class, or investment sector of an asset class (e.g., crude oil, European currency, government bond futures, U.S. large-cap indices), will depend on the Adviser’s confidence in the trend continuing as well as its evaluation of the overall risk to the Alternative Strategies Fund.

Assets not invested in managed futures instruments, commodity-linked derivatives, hedge fund-linked derivatives or in accordance with the hedge fund replication strategy will primarily be invested in U.S. Government securities, including “Treasury inflation-protected securities” or “TIPS.” The Alternative Strategies Fund may also invest in other fixed income securities.

The principal and non-principal risks associated with an investment by the Portfolios in the Alternative Strategies Fund are discussed in detail in the Portfolios’ prospectus. In addition, the following risks, which are listed and discussed in the prospectus of the Portfolios as non-principal risks with respect to the Focused Equity Strategy Portfolio, Focused Multi-Asset Strategy Portfolio and Focused Balanced Strategy Portfolio, may be applicable to the Focused Fixed Income and Equity Strategy Portfolio and Focused Fixed Income Strategy Portfolio to a lesser degree.

Risks of Exchange-Traded Notes: The Alternative Strategies Fund may invest in shares of ETNs. ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying index remaining unchanged. The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and Internal Revenue Service and may also be affected by future legislation.

Non-Correlation Risk: Although the subadviser to the Alternative Strategies Fund seeks investments that have a low correlation to traditional asset classes, there can be no guarantee that the performance of the Alternative Strategies Fund will, in fact, have a low correlation to traditional asset classes (such as large capitalization stocks or investment grade fixed-income securities) under all market conditions.

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Tax Risk: In order for the Alternative Strategies Fund to qualify as a regulated investment company, it must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling that holds that income derived from commodity-linked swaps is not qualifying income. However, the Alternative Strategies Fund has received and intends to rely upon a private letter ruling concluding that income from certain commodity index-linked notes is qualifying income. Based on such a ruling, the Alternative Strategies Fund will seek to gain exposure to the commodities markets primarily through investments in commodity index-linked notes. In addition the Alternative Strategies Fund has received and intends to rely upon a private letter ruling concluding that income from the Subsidiary is qualifying income. Based on such a ruling, the Alternative Strategies Fund will seek to gain commodities exposure and hedge fund exposure (which may include investments in the commodities sectors) through investments in the Subsidiary. The tax treatment of commodity-linked notes and hedge fund-linked notes and other investments by the Fund may be affected by future legislation or Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Alternative Strategies Fund’s taxable income or gains and distributions made by the Alternative Strategies Fund.

Index Risk: The Alternative Strategies Fund will have exposure to broad-based commodity and hedge fund indexes. The sponsors of these indexes are under no obligation to continue the calculation and dissemination of the indexes. The sponsors of the indexes may at any time or from time to time modify the calculation or construction of the indexes. In addition, the sponsors of the indexes may discontinue or suspend the calculation or publication of the indexes. None of the index sponsors has any obligation or responsibility to the Alternative Strategies Fund or its shareholders in connection with any such modification, discontinuance or suspension, including any obligation or responsibility to notify the Alternative Strategies Fund of any such modification, discontinuance or suspension.

Senior Floating Rate Loans. Senior floating rate loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of senior floating rate loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior floating rate loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. Senior floating rate loans are negotiated between a Borrower and one or more financial institution lenders (the “Lenders”) represented by one or more Lenders acting as an agent of all Lenders. The SunAmerica Senior Floating Rate Fund, Inc. (the “Floating Rate Fund”) may invest in senior floating rate loans directly or by purchasing Assignments or Participations.

The Portfolios that invest in the Floating Rate Fund are subject to the risks of investing in senior secured floating rate loans and other institutionally traded secured senior floating rate debt obligations (“Loans”). Loans in which the Floating Rate Fund will invest are primarily highly-leveraged Loans made in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing. Such loans are subject to a greater credit risk than other Loans in which the Fund may invest. The Floating Rate Fund may invest all, or substantially all, of its assets in Loans or other securities that are rated below investment grade, or in comparable unrated securities. Such Borrowers are more likely to default on their payments of interest and principal owed to the Floating Rate Fund than issuers of investment grade bonds, and such defaults could reduce the Floating Rate Fund’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, the specific collateral used to secure a Loan may decline in value or become illiquid, which would adversely affect the Loan’s value. No active trading market for some loans or adverse market conditions for some actively traded loans may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Economic and other events (whether real or perceived) can reduce the demand for certain senior floating rate loans or senior floating rate loans generally, which may reduce market prices and cause the Floating Rate Fund’s net asset value per share to fall.

Illiquid Securities. Each Underlying Fund may invest in illiquid securities, which may be difficult or impossible to sell at the time and the price that the seller would like. Illiquid securities include repurchase agreements that have a maturity of longer than seven days, stripped mortgage securities, inverse floaters, interest-rate swaps, currency swaps, caps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

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Derivatives Strategies. The Underlying Funds may engage in various derivatives strategies including, without limitation, the use of options, futures, options on futures and investments in hybrid investments, for both hedging and non-hedging purposes. To the extent the Underlying Funds engage in these strategies, the Portfolios may be exposed to additional volatility and risk of loss. This is especially so when derivatives strategies are used for non-hedging purposes.

Short-Term Debt Securities and Defensive Investments. In addition to their primary investments, the Portfolios may also invest up to 10% of their total assets in U.S. dollar denominated money market instruments: (a) for liquidity purposes (to meet redemptions and expenses): or (b) to generate a return on idle cash held in a Portfolio during periods when an Adviser is unable to locate favorable investment opportunities. For temporary defensive purposes, a Portfolio may invest up to 100% of its total assets in cash and short-term fixed-income securities, rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). The short-term and temporary defensive investments in which the Portfolios may invest are U.S. government securities and commercial paper. The Underlying Funds may invest in similar securities under similar circumstances.

Diversification. Each of the Portfolios is classified as “diversified” for purposes of the 1940 Act. Each of the Portfolios also intends to maintain the required level of diversification and otherwise conduct its operations in order to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a regulated investment company under the Code, a Fund must, among other things, diversify its holdings (see discussion below under the title “Dividends, Distributions and Taxes”).

Repurchase Agreements. The Portfolios may enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks, brokers and securities dealers whose financial condition is monitored by the Adviser. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio’s money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% (100% if such collateral is in the form of cash) of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, a Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, a Portfolio may incur a loss if the value of the collateral securing the repurchase agreements has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Portfolio may be delayed or limited. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Portfolio’s net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

Reverse Repurchase Agreements. A Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Portfolio then invests the proceeds from the transaction in another obligation in which the Portfolio is authorized to invest. The Portfolio’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In order to minimize any risk involved, the Portfolio will segregate cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s repurchase obligation, and the Portfolio’s use of proceeds of the agreement may effectively be restricted pending such decision.

Borrowing. As a matter of fundamental policy a Portfolio is authorized to borrow up to 33 1/3% of its total assets. Each Portfolio may borrow up to 33 1/3% of its total assets for temporary or emergency purposes. In seeking to enhance investment performance, a Portfolio may borrow money for investment purposes and may pledge assets to secure such borrowings.

This is the speculative factor known as leverage. This practice may help increase the net asset value of the assets of a Portfolio in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such

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borrowing, the value of a Portfolio’s assets would be reduced by a greater amount than would otherwise be the case. The effect of borrowing will therefore tend to magnify the gains or losses to a Portfolio as a result of investing the borrowed monies. During periods of substantial borrowings, the value of a Portfolio’s assets would be reduced due to the added expense of interest on borrowed monies. A Portfolio is authorized to borrow, and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets). The time and extent to which a Portfolio may employ leverage will be determined by the Adviser in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board.

In seeking to enhance investment performance, a Portfolio may increase its ownership of securities by borrowing at fixed rates of interest up to the maximum extent permitted under the 1940 Act (presently 50% of net assets) and investing the borrowed funds, subject to the restrictions stated in the Prospectus. Any such borrowing will be made only pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of a Portfolio’s assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Portfolio’s assets, so computed, should fail to meet the 300% asset coverage requirement, a Portfolio is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense a Portfolio would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Portfolio’s assets fluctuate in value, but borrowing obligations are fixed when a Portfolio has outstanding borrowings, the net asset value per share of a Portfolio correspondingly will tend to increase and decrease more when a Portfolio’s assets increase or decrease in value than would otherwise be the case. The Portfolios’ policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Portfolio.

Similar legal and practical considerations apply with respect to borrowings by the Underlying Funds.

Portfolio Turnover

A Portfolio may purchase and sell securities whenever necessary to seek to accomplish its investment objectives. Portfolio turnover generally involves some expense to a Portfolio and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities.

INVESTORS SHOULD ALSO CONSIDER REVIEWING THE UNDERLYING FUNDS’ PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION. THE UNDERLYING FUNDS IN WHICH THE PORTFOLIOS ARE INVESTED AS OF JANUARY 31, 2011 ARE:

Focused Large-Cap Growth Portfolio, Focused Small-Cap Growth Portfolio, Focused Small-Cap Value Portfolio, Focused Growth and Income Portfolio, Focused Growth Portfolio, Focused Technology Portfolio, Focused StarALPHA Portfolio, Focused Dividend Strategy Portfolio, SunAmerica Strategic Value Portfolio, SunAmerica International Equity Fund, SunAmerica International Small Cap Fund, SunAmerica Value Fund, SunAmerica Strategic Bond Fund, SunAmerica U.S. Government Securities Fund, SunAmerica GNMA Fund, SunAmerica Senior Floating Rate Fund and SunAmerica Alternative Strategies Fund.

SUNAMERICA RESERVES THE RIGHT TO INVEST IN DIFFERENT FUNDS WITHOUT NOTICE TO INVESTORS. FOR MORE INFORMATION ABOUT ANY UNDERLYING FUND(S), CALL: (800) 858-8850.

INVESTMENT RESTRICTIONS

The Fund has adopted for each Portfolio certain investment restrictions that are fundamental policies and cannot be changed without the approval of the holders of a majority of that Portfolio’s outstanding shares. Such majority is defined as the vote of the lesser of: (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (ii) more than 50% of the outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

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Under the following fundamental restrictions, no Portfolio may:

1. With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one company or more than 10% of any class of a company’s outstanding securities, except that these restrictions shall not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities” or other investment companies).

2. Invest more than 25% of the Portfolio’s total assets in the securities of issuers in the same industry, other than SunAmerica Mutual Funds. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration.

3. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, that deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities.

4. Purchase or sell commodities or commodity contracts, except to the extent that the Portfolio may do so in accordance with applicable law and the Prospectuses and SAI, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act. Any Portfolio may engage in transactions in put and call options on securities, indices and currencies, spread transactions, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps and may purchase hybrid instruments.

5. Make loans to others except for: (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the lending of its Portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.

6. Borrow money, except that: (i) each Portfolio may borrow in amounts up to 33-1/3% of its total assets for temporary or emergency purposes: (ii) each Portfolio may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets): and (iii) a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of Portfolio securities.

This policy shall not prohibit a Portfolio’s engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and SAI, as they may be amended from time to time.

7. Issue senior securities as defined in the 1940 Act, except that each Portfolio may enter into repurchase agreements, reverse repurchase agreements, dollar rolls, lend its Portfolio securities and borrow money, as described above, and engage in similar investment strategies described in the Prospectuses and SAI, as they may be amended from time to time.

8. Engage in underwriting of securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of Portfolio securities of the Portfolio.

The following additional restrictions are not fundamental policies and may be changed by the Directors without a vote of shareholders. Under these non-fundamental restrictions, no Portfolio may:

9. Purchase securities on margin, provided that margin deposits in connection with futures contracts, options on futures contracts and other derivative instruments shall not constitute purchasing securities on margin.

10. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts. In addition, a Portfolio may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectuses and SAI, as they may be amended from time to time.

11. Invest in securities of other registered investment companies, except by purchases in the open market, involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except to the extent permitted by applicable law or by virtue of reliance on an exemptive order.

12. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio’s net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to “qualified institutional buyers” as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to

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guidelines established by the Directors, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.

For purposes of investment restriction No. 2, the Portfolios will look through to the Underlying Fund’s assets for concentration purposes. In addition, “industry” is determined by reference to industry classification codes provided by third party sources.

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DIRECTORS AND OFFICERS

The following table lists the Directors and officers of the Portfolios, their dates of birth, current position(s) held with the Fund, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships or trusteeships held outside of the fund complex. Unless otherwise noted, the address of each executive officer and Director is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311. Directors who are not deemed to be “interested persons” of the Fund or of SunAmerica as defined in the 1940 Act are referred to as “Disinterested Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.”

DISINTERESTED DIRECTORS

Name and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation During Past 5 years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships Held by Director During Past 5 Years[3]
Jeffrey S. Burum DOB: February 27, 1963	Director	2004 to Present	Founder and Chairman of National Community Renaissance (non-profit affordable housing services)(1993 to Present); Founder, Owner and Partner of Colonies Crossroads, Inc. (real estate)(2000 to Present); Owner and Managing Member of Diversified Pacific Development Group, LLC (real estate) (1998 to Present).	29	Director, Diversified Pacific Opportunity Fund I, LLC (2008 to present); Director, Vandalia Heritage Foundation (1998 to present)

1	Directors serve until their successors are duly elected and qualified subject to the Directors’ Retirement Plan as discussed below.
2	The term “fund complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or any investment adviser that is an affiliate of the Adviser. The “fund complex” includes the Fund (14 portfolios); SunAmerica Equity Funds, Inc. (3 funds); SunAmerica Money Market Funds, Inc. (2 funds); SunAmerica Income Funds (5 funds); SunAmerica Focused Alpha Growth Fund, Inc. (1 fund); SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund); SunAmerica Specialty Series (3 funds); Anchor Series Trust (9 portfolios); SunAmerica Senior Floating Rate Fund, Inc. (1 fund); VALIC I (33 portfolios); VALIC II (15 portfolios); SunAmerica Series Trust (35 portfolios); and Seasons Series Trust (21 portfolios).
3	Directorships of Companies required reporting to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

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Name and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships Held by Director During Past 5 Years [3]
Dr. Judith L. Craven DOB: October 6, 1945	Director	2001 to Present	Retired.	78	Director, Belo Corp. (1992 to present); Director, Sysco Corp. (1996 to present); Director, Luby’s, Inc. (1998 to present).

William F. Devin DOB: December 30, 1938	Director	2001 to Present	Retired.	78	Director, Boston Options Exchange (2001 to present)

Samuel M. Eisenstat DOB: March 7, 1940	Chairman of the Board	1986 to Present	Attorney, solo practitioner.	39	Director, North European Oil Royal Trust (1996 to present)

Stephen J. Gutman DOB: May 10, 1943	Director	1986 to Present	Vice President and Associate Broker, Corcoran Group (Real Estate) (2003 to present) President and Member of Managing Directors, Beau-Brummel SoHo LLC (licensing of menswear specialty retailing) (1995 to 2009) President, SJG Marketing Inc. (2009 to present).	39	None

William J. Shea DOB: February 9, 1948	Director	2004 to Present	Executive Chairman, Lucid, Inc. (medical technology and information) (2007 to present); Managing Partner, DLB Capital, LLC (private equity) (2006 to present);	39	Chairman of the Board, Royal and SunAlliance U.S.A., Inc. (2005 to present); Director, Boston Private Financial Holdings (2004 to present); Chairman, Demoulas Supermarkets (1999 to present); NASDAQ OMX BX (2008 to present)

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INTERESTED DIRECTORS

Name and Date of Birth	Position(s) Held with Fund	Term of Office Length of Time Served[1]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships Held by Director During Past 5 Years [3]
Peter A. Harbeck[4] DOB: January 23, 1954	Director	1995 to Present	President, CEO and Director, SunAmerica (1995 to present); Director, SACS (1993 to present); Chairman, Advisor Group, Inc. (2004 to present).	87	None

Richard W. Grant [5] DOB: October 25, 1945	Director	Effective March 1, 2011	Retired. Prior to that, attorney and partner Morgan Lewis & Bockius LLP (1989 to 2011)	28	None

OFFICERS
Name and Date of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
John T. Genoy DOB: November 8, 1968	President	2007 to Present	Chief Financial Officer, SunAmerica (2002 to present); Senior Vice President, SunAmerica (2003 to present); Chief Operating Officer (2006 to present).	N/A	N/A

Donna M. Handel DOB: June 25, 1966	Treasurer	2002 to Present	Senior Vice President, SunAmerica (2004 to present).	N/A	N/A

[4]	Mr. Harbeck is considered to be an Interested Director because he serves as President, CEO and Director of SunAmerica and Director of SACS.
[5]

Mr. Grant could be deemed to be an “interested person,” as defined in Section 2(a)(19) of the 1940 Act, because of certain legal services provided to Janus Capital Group Inc., the parent of the subadviser to the Growth Portfolio, by Mr. Grant during 2010 in his capacity as a partner in a law firm.

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Name and Date of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
Gregory N. Bressler DOB: November 17, 1966	Secretary and Chief Legal Officer	2005 to Present	Senior Vice President and General Counsel, SunAmerica (2005 to present).	N/A	N/A

James Nichols DOB: April 7, 1966	Vice President	2006 to Present	Director, President and CEO, SACS (2006 to present); Senior Vice President, SACS (2002 to 2006); Senior Vice President, SunAmerica (2002 to present).	N/A	N/A

Timothy Pettee DOB: April 7, 1958	Vice President	2008 to Present	Chief Investment Officer, SunAmerica (2003 to present).	N/A	N/A

Cynthia A. Gibbons DOB: December 6, 1967	Vice President and Chief Compliance Officer	2002 to Present	Vice President, SunAmerica (2002 to present); Chief Compliance Officer, SunAmerica (2002 to 2006).	N/A	N/A

Nori L. Gabert DOB: August 15, 1953	Vice President and Assistant Secretary	2005 to Present	Vice President and Deputy General Counsel, SunAmerica (2005 to present).	N/A	N/A

Gregory R. Kingston DOB: January 18, 1966	Vice President and Assistant Treasurer	2002 to Present	Vice President, SunAmerica (2001 to present).	N/A	N/A

Matthew J. Hackethal DOB: December 31, 1971	Anti- Money Laundering Compliance Officer	2006 toPresent	Chief Compliance Officer, SunAmerica (2006 to present); Vice President, Credit Suisse Asset Management LLC (2001 to 2006).	N/A	N/A

Leadership Structure of the Board of Directors

Overall responsibility for oversight of the Fund and its Portfolios rests with the Board. The Fund, on behalf of the Portfolios, has engaged SunAmerica and for certain Portfolios, has engaged a subadviser(s), to manage the Portfolios on a day-to-day basis. The Board is responsible for overseeing SunAmerica and the subadvisers and any other service providers in the operations of the Portfolios in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Fund’s Articles of Incorporation and By-laws, and each Portfolio’s investment objectives and strategies. The Board

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is presently composed of eight members, six of whom are Disinterested Directors. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Disinterested Directors also meet at least quarterly in executive session, at which no directors who are interested persons of the Portfolios are present. The Disinterested Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board has appointed Mr. Eisenstat, a Disinterested Director, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Directors generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established four committees, i.e., Audit Committee, Nomination and Compensation Committee, Ethics Committee, and Governance Committee (each, a “Committee”), to assist the Board in the oversight and direction of the business and affairs of the Portfolios, and from to time may establish informal working groups to review and address the policies and practices of the Portfolios with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Portfolios’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Portfolios are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Portfolios and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, who carries out the Portfolios’ investment management and business affairs, and also by the Portfolios’ subadviser(s) and other service providers in connection with the services they provide to the Portfolios. Each of SunAmerica, the subadviser(s) and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Portfolios, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica, the subadviser(s) and the Portfolios’ other service providers (including the Portfolios’ distributor, servicing agent and transfer agent), the Portfolios’ Chief Compliance Officer, the independent registered public accounting firm for the Portfolios, legal counsel to the Portfolios, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Portfolios. The Board recognizes that it may not be possible to identify all of the risks that may affect the Portfolios or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board of Directors and Committees

Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, SunAmerica, the subadvisers, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Director’s executive, business, consulting, public service and/or academic positions; experience from service as a Director of the Fund and the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

Samuel M. Eisenstat. Mr. Eisenstat has served as a director or trustee in the Fund Complex since 1985, and serves as Chairman of the Board of the Fund. He currently serves as a director or trustee with respect to 39 of the portfolios in the Fund Complex. Mr. Eisenstat also has corporate governance experience serving as a director/trustee of other entities, including the North European Oil Royalty Trust.

Jeffrey S. Burum. Mr. Burum has served as a director or trustee in the Fund Complex since 2004, and serves as a Director of the Fund. He currently serves as a director or trustee with respect to 29 of the portfolios in the Fund Complex. In addition, he has more than 20 years of business and executive experience primarily in commercial and real estate development. Mr. Burum also has corporate governance experience serving as the Chairman of the Board of Directors of National Community Renaissance, a nonprofit organization focusing on providing affordable housing, and a private investment fund.

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Dr. Judith L. Craven. Dr. Craven has served as a director or trustee in the Fund Complex since 2004 and serves as a Director of the Fund. She currently serves as a director or trustee with respect to 78 of the portfolios in the Fund Complex. In addition, she has more than 25 years of executive and business experience in various industries. Dr. Craven also has corporate governance experience serving on the Boards of Directors of several public companies for more than 10 years.

William F. Devin. Mr. Devin has served as a director or trustee in the Fund Complex since 2001 and serves as a Director of the Fund. He currently serves as a director or trustee with respect to of 78 of the portfolios in the Fund Complex. In addition, he has more than 30 years of business and executive experience primarily in the financial services industry, including with Fidelity. Mr. Devin also has corporate governance experience serving on the Board of Directors of the Boston Options Exchange since 2001.

Richard W. Grant. Mr. Grant has served as a director or trustee in the Fund Complex since March 2011. He currently serves as a director or trustee with respect to 28 of the portfolios in the Fund Complex. Mr. Grant has more than 20 years of business and corporate governance experience serving as legal counsel to a number of registered investment companies and/or their independent directors/trustees, including to the Disinterested Directors of the Fund.

Stephen J. Gutman. Mr. Gutman has served as a director or trustee in the Fund Complex since 1985 and serves as a Director of the Fund. He currently serves as a director or trustee of 39 of the portfolios in the Fund Complex. In addition, he has more than 20 years of business and executive experience in the real estate and licensing industries.

William J. Shea. Mr. Shea has served as a director or trustee in the Fund Complex since 2004 and serves as a Director of the Fund. He currently serves as a director or trustee of 39 of the portfolios in the Fund Complex. In addition, he has more than 20 years of business and executive experience primarily in the financial services industry. In addition, Mr. Shea has approximately 19 years of audit and accounting-related experience as a certified public accountant at a leading accounting firm. Mr. Shea also has corporate governance and audit committee experience serving on the Board of Directors and Audit Committees of several public companies, including serving as Chairman of the Board of Directors of Royal and SunAlliance U.S.A., Inc. for two years.

Peter A. Harbeck. Mr. Harbeck has served as a director or trustee in the Fund Complex since 1995 and serves as a Director of the Fund. He currently serves as a director or trustee of 87 of the portfolios in the Fund Complex. In addition, he has served as President, CEO and Director of SunAmerica since 1995, Director of SACS since 1993 and as Chairman of Advisor Group, Inc, since 2004.

Each Disinterested Director serves on the Audit Committee of the Board of Directors. The Audit Committee is charged with selecting, overseeing and setting the compensation of the Fund’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Fund and for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters.

The members of the Audit Committee are Messrs. Burum, Devin, Eisenstat, Gutman, Shea and Dr. Craven. Messrs. Shea, Eisenstat and Gutman each receive $2,500 per meeting for serving on the Audit Committees of the SunAmerica Mutual Funds (“SAMF”), AST and SASFR. Mr. Devin and Dr. Craven receive $1,666.66 per meeting for serving on the Audit Committees of SAMF and SASFR and Mr. Burum receives $1,666.66 for serving on the Audit Committees of SAMF. Mr. Shea also receives a $5,000 annual retainer for serving as the Chairman of the Audit Committees. The Audit Committee met four times during the fiscal year ended October 31, 2010.

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The Nominating and Compensation Committee (the “Nominating Committee”) recommends to the Directors those persons to be nominated as candidates to serve as Directors by Directors and voted upon by shareholders and selects and proposes nominees for election by Directors to the Board between shareholders’ meetings. The Nominating Committee will consider candidates proposed by shareholders for election as Directors. The members of the Nominating Committee are Messrs. Devin, Gutman and Shea, with Mr. Gutman serving as Chairman. Mr. Gutman receives a $1,500 annual retainer for serving as Chairman of the Nominating Committees of SAMF, AST and SASFR and Messrs. Devin and Mr. Shea each receive a $1,000 annual retainer for serving as a member of the Nominating Committees of SAMF, AST (Mr. Shea only) and SASFR. Mr. Devin and Mr. Shea also receive $500 per scheduled meeting ($250 for telephonic meetings) and Mr. Gutman, as Chairman, receives $600 per meeting ($300 per telephonic meeting). The Nominating and Compensation Committee met three times during the fiscal year ended October 31, 2010.

The Ethics Committee is responsible for applying the Code of Ethics applicable to the Funds’ Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation. The Ethics Committee will inform the Board of Directors of violations or waivers to the Fund’s Code of Ethics, as appropriate. The members of the Ethics Committee are Messrs. Burum Gutman and Shea, and Dr. Craven, with Dr. Craven serving as Chairman. Dr. Craven receives a $1,500 annual retainer for serving as Chairman of the Ethics Committees of SAMF and SASFR and Messrs. Burum, Gutman and Shea each receive a $1,000 annual retainer for serving on the Ethics Committees of SAMF, AST (Mr. Shea and Mr. Gutman only) and SASFR (Mr. Gutman and Mr. Shea only). Messrs. Burum, Gutman and Shea each receive $500 per scheduled meeting ($250 for telephonic meeting) and Dr. Craven, as Chairman, receives $600 per meeting ($300 per telephonic meeting). The Ethics Committee met two times during the fiscal year ended October 31, 2010.

The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board. The members of the Governance Committee are Messrs. Burum, Gutman, Devin and Shea, with Mr. Devin serving as Chairman. Mr. Devin receives a $1,500 annual retainer for serving as Chairman of the Governance Committees of SAMF and SASFR and Messrs. Burum, Gutman and Shea each receive a $1,000 annual retainer for serving on the Governance Committees of SAMF, AST (Mr. Gutman and Mr. Shea only) and SASFR (Mr. Gutman and Mr. Shea only). Messrs. Burum, Gutman and Shea each receive $500 per scheduled meeting ($250 for telephonic meeting) and Mr. Devin, as Chairman, receives $600 per meeting ($300 per telephonic meeting). The Governance Committee met two times during the fiscal year ended October 31, 2010.

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Director Ownership of Portfolio Shares

The following table shows the dollar range of shares beneficially owned by each Director as of December 31, 2010.

Disinterested Directors

Name of Director	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies[2]
Dr. Judith L. Craven	None	None

William F. Devin	None	Over $100,000

Samuel M. Eisenstat	None	$10,001 - $50,000

Stephen J. Gutman	None	$1 - $10,000

Jeffrey Burum	Focused Multi-Asset Strategy: Over $100,000	Over $100,000

William J. Shea	None	None

Interested Directors

Name of Director	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies[3]
Peter A. Harbeck	None	Over $100,000

Richard W. Grant	None	None

1	Where a Portfolio is not listed with respect to a Director, the Director held no shares of the Portfolio.
2	Includes the SAMF (28 funds), AST (9 portfolios), and SASFR (1 fund), SunAmerica Series Trust (35 portfolios) and Seasons Series Trust (21 portfolios).

The Fund pays each Disinterested Director’s annual compensation, in addition to reimbursement of out-of-pocket expenses, in connection with attendance at meetings of the Directors. Specifically, each Disinterested Director of SAMF receives from each portfolio within SAMF a pro rata portion (based upon the portfolios’ net assets) of $49,500 in annual compensation ($74,250 in annual compensation for the Chairman of the Board). Each Disinterested Director of SAMF receives an additional $5,000 per attended quarterly meeting ($7,500 for the Chairman of the Board). Each Disinterested Director of SASFR receives $900 for each quarterly meeting attended ($1,350 for the Chairman of the Board) and $3,600 in annual compensation ($5,400 for the Chairman of the Board). Each Disinterested Director of AST receives $20,000 in annual compensation ($30,000 in annual compensation for the Chairman of the Board). Each Disinterested Director of FGF and FGI also receives an annual amount of $5,250 ($7,875 for the Chairman of the Board) per fund.

The Directors have adopted the SunAmerica Disinterested Trustees’ and Directors’ Retirement Plan (the “Retirement Plan”) effective January 1, 1993, as amended, for the Disinterested Directors. The Retirement Plan provides generally that a Disinterested Director may become a participant (a “Participant”) in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Director of any of the adopting SunAmerica mutual funds (the Adopting Funds”)1 or has attained the age of 60 while a Director and completed five (5) consecutive years of service as a Director of any Adopting Funds (an “Eligible Director”). Pursuant to the Retirement Plan, Eligible Directors may receive benefits upon: (i) his or her death or disability while a Director; or (ii) the termination of his or her tenure as a Director, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Director.

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As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Director and a Participant, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Director’s account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

Effective December 3, 2008, the Retirement Plan was amended to, among other things: (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008; (2) prohibit Disinterested Directors from first becoming participants in the Retirement Plan after December 31, 2008; and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

The following table sets forth information summarizing the compensation of each Disinterested Director for his or her services as Director for the fiscal year ended October 31, 2010. Neither the Directors who are interested persons of the Fund nor any officers of the Fund receive any compensation.

COMPENSATION TABLE

Director	Aggregate Compensation from Registrant	Total Compensation from Fund and Fund Complex Paid to Trustees*
Jeffrey Burum**	$39,544	$105,667
Dr. Judith L. Craven **	$37,260	$249,629
William F. Devin **	$39,410	$303,025
Samuel M. Eisenstat	$54,441	$200,050
Richard W. Grant***	N/A	N/A
Stephen J. Gutman	$39,139	$144,500
William Shea	$40,761	$148,753

*	Information is as of October 31, 2010 for the investment companies in the complex that pay fees to these Directors. The investment companies are the SAMF, FGF, FGI, AST, SASFR, VALIC I and VALIC II.
**	Mr. Devin and Dr. Craven are also Trustees of VALIC I and VALIC II. Mr. Burum, Mr. Devin and Dr. Craven are not Trustees of AST. Mr. Burum is not a Director of SASFR.
***	Mr. Grant became a Director effective as of March 1, 2011.

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As of the date of this SAI, the Directors and Officers of the Fund owned in the aggregate less than 1% of the total outstanding shares of each series and each class of each series total outstanding shares.

The following shareholders owned of record or beneficially 5% or more of the outstanding shares of the indicated class of shares of the Portfolios as of January 31, 2011:

Portfolio Name and Class	Holder	Percentage Owned of Record
Focused Balanced Strategy Portfolio Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM SEC# 97ME8 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	12.81%

Focused Balanced Strategy Portfolio Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM SEC# 97ME8 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	20.21%

Focused Balanced Strategy Portfolio Class I	VALIC RETIREMENT SERVICES COMPANY FBO TAMPA GENERAL HOSPITAL 403B PLAN 2929 ALLEN PARKWAY A6-20 HOUSTON TX 77019-2155	25.63%

	VALIC RETIREMENT SERVICES COMPANY FBO CITY OF MONTERREY 457 DEFERRED COMP PLAN 2929 ALLEN PARKWAY A6-20 HOUSTON TX 77019-2155	6.30%

	VALIC RETIREMENT SERVICES COMPANY FBO CITY OF SPRINGFIELD DEFD COMP 2929 ALLEN PKWY # A6-20 HOUSTON TX 77019-2155	16.14%

	VALIC RETIREMENT SERVICES COMPANY FBO CITY OF NEW BEDFORD 457 DEFERRED COMPENSATION PLAN 2929 ALLEN PARKWAY A6-20 HOUSTON TX 77019-2155	26.74%

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Focused Equity Strategy Portfolio Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM SEC# 97ME8 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	10.26%

Focused Equity Strategy Portfolio Class C	CITIGROUP GLOBAL MARKET INC ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	6.64%

	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM SEC# 97ME8 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	16.21%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NY 07311	5.37%

Focused Equity Strategy Portfolio Class I	VALIC RETIREMENT SERVICES COMPANY FBO CRAVEN REGIONAL MEDICAL CENTER TAX SAVINGS 2929 ALLEN PKWY # A6-20 HOUSTON TX 77019-2155	22.46%

	VALIC RETIREMENT SERVICES COMPANY FBO TAMPA GENERAL HOSPITAL 403B PLAN 2929 ALLEN PARKWAY A6-20 HOUSTON TX 77019-2155	19.29%

	VALIC RETIREMENT SERVICES COMPANY FBO CITY OF MONTERREY 457 DEFERRED COMP PLAN 2929 ALLEN PARKWAY A6-20 HOUSTON TX 77019-2155	17.20%

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	VALIC RETIREMENT SERVICES COMPANY FBO MCG HEALTH INC 403B PLAN 2929 ALLEN PARKWAY A6-20 HOUSTON TX 77019-2155	6.78%

	VALIC RETIREMENT SERVICES COMPANY FBO CITY OF NEW BEDFORD 457 DEFERRED COMPENSATION PLAN 2929 ALLEN PARKWAY A6-20 HOUSTON TX 77019-2155	13.28%

	VALIC RETIREMENT SERVICES COMPANY FBO MCG HEALTH 401A SAVINGS PLAN 2929 ALLEN PKWY # A6-20 HOUSTON TX 77019-2155	8.65%

	VALIC RETIREMENT SERVICES COMPANY RI & PROVIDENCE PLANTATION 457B 2929 ALLEN PKWY # A6-20 HOUSTON TX 77019-2155	5.43%

Focused Fixed Income and Equity Strategy Portfolio Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM SEC# 97ME8 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	11.84%

Focused Fixed Income and Equity Strategy Portfolio Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM SEC# 97ME8 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	21.06%

Focused Fixed Income Strategy Portfolio Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM SEC# 97ME8 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	7.50%

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Focused Fixed Income Strategy Portfolio Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM SEC# 97ME8 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	17.33%

Focused Multi-Asset Strategy Portfolio Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM SEC# 97ME8 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	12.77%

Focused Multi-Asset Strategy Portfolio Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM SEC# 97ME8 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	14.84%

ADVISER, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND ADMINISTRATOR

The Adviser. The Adviser, which was organized as a Delaware corporation in 1982, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, and acts as adviser to each of the Portfolios pursuant to the Investment Advisory and Management Agreement dated January 1, 1999 (the “Advisory Agreement”) with the Fund, on behalf of each Portfolio. As of December 31, 2010, the Adviser managed, advised and/or administered assets in excess of $43.5 billion. The Adviser is a wholly owned subsidiary of AIG Retirement Services, Inc., which in turn is a wholly owned subsidiary of American International Group, Inc. (“AIG”).

AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the U.S. and abroad. AIG, through its subsidiaries, is also engaged in a range of financial services activities.

On September 22, 2008, AIG, the ultimate parent of SunAmerica, SACS and SunAmerica Fund Services, Inc. (“SAFS”), entered into a revolving credit facility (“FRBNY Credit Facility”) with the Federal Reserve Bank of New York (“NY Fed”). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred Stock (the “Series C Preferred Stock”) to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the “Trust”). The Series C Preferred Stock was entitled to approximately 77.8% of the voting power of AIG’s outstanding stock.

On January 14, 2011, AIG completed a series of previously announced integrated transactions (the “Recapitalization”) to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock, which was then transferred to the U.S. Department of the Treasury, and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, and, (ii) AIG’s Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a $2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the United States Treasury held a majority of outstanding shares of AIG Common Stock.

25

Under the Advisory Agreement, SunAmerica selects and manages the investments of the Portfolios (i.e., selects the Underlying Funds and allocates and reallocates Portfolio assets among them), provides various administrative services and supervises the Fund’s daily business affairs, subject to general review by the Directors.

Except to the extent otherwise specified in the Advisory Agreement, each Portfolio pays, or causes to be paid, all other expenses of the Fund and each Portfolio, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of each Portfolio and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and SAIs regarding the Portfolios, and supplements thereto, to the shareholders of the Portfolio; all expenses of shareholders’ and Directors’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent registered public accounting firms; membership dues of industry associations; interest on borrowings of each Portfolio; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund’s operation. The Portfolios indirectly bear their proportionate share of similar expenses at the Underlying Funds level.

ADVISORY FEES

The annual rate of the investment advisory fee payable to SunAmerica by each Portfolio is 0.10% of average daily net assets. The following table sets forth the total advisory fees received by SunAmerica from each Portfolio pursuant to the Management Agreement for the fiscal years ended October 31, 2010, 2009 and 2008.

	ADVISORY FEES*	ADVISORY FEES*	ADVISORY FEES*
PORTFOLIO	2010	2009	2008
Focused Equity Strategy Portfolio	$210,549	$213,918	$464,728
Focused Multi-Asset Strategy Portfolio	$427,251	$420,783	$730,553
Focused Balanced Strategy Portfolio	$209,642	$217,357	$368,720
Focused Fixed Income and Equity Strategy Portfolio	$29,785	$34,360	$53,874
Focused Fixed Income Strategy Portfolio	$18,532	$21,355	$22,852

•	Without giving effect to voluntary fee waivers and/or expense reimbursements.
•

SunAmerica may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio’s investors. Further, any waivers or reimbursements made by SunAmerica with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that that Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Portfolio’s financial statements. At such time as it appears probable that a Portfolio is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Portfolio for that current period.

The following table sets forth the fee waivers and expense (reimbursements)/recoupments other than advisory fees made to the Portfolios by SunAmerica for the fiscal years ended October 31, 2010, 2009 and 2008.

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Expense (Reimbursements)/Recoupments

2010

PORTFOLIO	Class A	Class B	Class C	Class I
Focused Equity Strategy Portfolio	$4,979	$(2,512)	$14,770	$(12,275)
Focused Multi-Asset Strategy Portfolio	—	—	—
Focused Balanced Strategy Portfolio	—	—	—	$(12,267)
Focused Fixed Income and Equity Strategy Portfolio	$(32,358)	$(21,915)	$(31,001)	—
Focused Fixed Income Strategy Portfolio	$(35,027)	$(24,241)	$(32,980)	—

2009

PORTFOLIO	Class A	Class B	Class C	Class I
Focused Equity Strategy Portfolio	$(33,015)	$(19,927)	$(14,770)	$(11,865)
Focused Multi-Asset Strategy Portfolio	—	—	—	N/A
Focused Balanced Strategy Portfolio	—	—	—	$(11,487)
Focused Fixed Income and Equity Strategy Portfolio	$(31,430)	$(21,882)	$(31,513)	—
Focused Fixed Income Strategy Portfolio	$(35,855)	$(23,120)	$(33,359)	—

2008

PORTFOLIO	Class A	Class B	Class C	Class I
Focused Equity Strategy Portfolio	—	—	—	$(10,113)
Focused Multi-Asset Strategy Portfolio	—	—	—	N/A
Focused Balanced Strategy Portfolio	—	—	—	$(8,653)
Focused Fixed Income and Equity Strategy Portfolio	$(26,130)	$(19,538)	$(26,121)	—
Focused Fixed Income Strategy Portfolio	$(34,184)	$(23,864)	$(37,691)	—

Information about the Portfolio Manager

Other Accounts Managed by the Portfolio Manager

The following table indicates the type (Registered Investment Company (“RIC”), Other Pooled Investments (“OPI”), and Other Accounts (“OA”), number of accounts, and total assets of the accounts for which the portfolio manager had day-to-day responsibilities as of October 31, 2010.

	Number of Other Accounts Managed and Total Assets by Account			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
Name of Portfolio Manager	RIC	OPI	OA	RIC	OPI	OA
Timothy Pettee	0	0	0	0	0	0

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Portfolio Manager Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Portfolio Manager as of October 31, 2010.

Name of Adviser	Name of Portfolio Manager(s)	Dollar Range of Equity Securities in each Fund managed by the named Portfolio Manager
SunAmerica	Timothy Pettee	$0

Potential Conflicts of Interest

As shown in the tables above, the portfolio manager may be responsible for managing other accounts for other clients, including affiliated clients (“Other Client Accounts”), in addition to the Portfolios. Similarly, the portfolio managers of the Underlying Funds may manage Other Client Accounts. (The portfolio manager of the Portfolios and the portfolio managers of the Underlying Funds are collectively referred to as the “Portfolio Managers” for this section of the SAI.) In certain instances, conflicts may arise in their management of a Portfolio, or in the management of an Underlying Fund and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. Notwithstanding, transactions, holdings and performance, among others, may vary among a Portfolio, an Underlying Fund and such Other Client Accounts.

•

Trade Allocations. Conflicts may arise between a Portfolio and Other Client Accounts in the allocation of trades among a Portfolio or Underlying Fund and the Other Client Accounts, as the case may be. For example, the Adviser, a subadviser of an Underlying Fund and/or Portfolio Manager may determine that there is a security that is suitable for a Portfolio or Underlying Fund, as the case may be, as well as for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the subadviser of an Underlying Fund and/or Portfolio Manager may take “short” positions in Other Client Accounts with respect to securities held “long” within a Portfolio or Underlying Fund, or vice-versa, which may adversely affect the value of securities held by the Portfolio or Underlying Fund, as the case may be. In certain instances, the Adviser, the Subadviser of an Underlying Fund and/or Portfolio Manager may have ownership or different interests in Other Client Accounts, including different compensation with respect to Other Client Accounts or Underlying Funds, such as incentive fees. Such ownership or different interests may cause a conflict of interest. The Portfolios and the subadvisers of Underlying Funds have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which the Portfolios and subadvisers of Underlying Funds believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). Subject to cash and security availability and lot size, among other factors, the policies, procedures and/or practices generally require that securities be allocated among the Portfolios or Underlying and Other Client Accounts with a similar investment objective in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

•

Allocation of Portfolio Managers’ Time. The Portfolio Managers’ management of the Portfolios or Underlying Funds, or SubAdvisers’ management of Underlying Funds, and Other Client Accounts may result in the Portfolio Manager devoting a disproportionate amount of time and attention to the management of a Portfolio or Underlying Fund and Other Client Accounts if the Portfolio or Underlying Fund and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Adviser, or the Subadvisers, as the case may be, seek to manage such competing interests for the time and attention of the Portfolio Managers. Although the Adviser, or the Subadvisers, do not track the time a portfolio manager spends on the Portfolio or Underlying Fund or a single Other Client Account, the Adviser does periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage all of such Portfolio Manager’s accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.

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•

Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, the Adviser’s and Subadvisers’ Codes of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the Adviser’s and Subadvisers’ Codes of Ethics will eliminate such conflicts.

Portfolio Manager Compensation

SunAmerica believes that it offers a highly competitive compensation structure that enables it to attract and retain highly qualified investment professionals. SunAmerica’s portfolio managers’ compensation has both a salary and bonus component. The salary is a fixed annual salary, and is not based on performance. The bonus component is discretionary and based on both a Fund’s individual performance and the organizational performance of SunAmerica and the investment department.

The most significant component of the portfolio managers’ total eligible bonus is determined by fund performance. It is determined by the Fund’s total return, net of fees, relative to the one-year and three-year Lipper Inc. rankings. The organizational performance component of a portfolio manager’s bonus is driven by the: (1) overall profitability of SunAmerica; (2) portfolio manager’s overall engagement of the investment process; (3) construction of the manager’s portfolio and exposure to risk; and (4) portfolio manager’s participation in other activities on behalf of SunAmerica. A portion of the bonus is deferred for three years and may be invested, at the direction of the portfolio manager, into a variety of the firm’s fund offerings, including funds managed by the portfolio manager. In addition, SunAmerica may award restricted stock units to a portfolio manager who consistently meets or exceeds relative performance criteria.

Personal Securities Trading. The Fund, SunAmerica and the Distributor have adopted a written Code of Ethics (the “SunAmerica Code”) pursuant to Rule 17j-1 of the 1940 Act, these codes of ethics restrict the personal investing by certain access persons of the Portfolios in securities that may be purchased or held by the Portfolios to ensure that such investments do not disadvantage the Portfolios. The SunAmerica Code is filed as an exhibit to the Portfolios’ registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Portfolios’ Prospectus. SunAmerica reports to the Board of Directors on a quarterly basis, as to whether there were any violations of the SunAmerica Code by Access Persons of the Fund, SunAmerica or Distributor during the quarter.

The Distributor. The Fund, on behalf of the Portfolios, has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Portfolio. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of each Portfolio through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting each Portfolio, for distribution to persons who are not shareholders of the Portfolios and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Portfolios (see “Distribution Plans” below).

The Distributor serves as distributor of Class I shares and incurs the expenses of distributing the Class I shares under the Distribution Agreement, none of which are reimbursed or paid by the Fund.

The Distribution Agreement with respect to the Portfolios will remain in effect for two years from the date of execution unless terminated sooner, and thereafter from year to year if such continuance is approved at least annually by the Directors, including a majority of the Disinterested Directors. The Fund and the Distributor each has the right to terminate the Distribution Agreement with respect to the Portfolios on 60 days’ written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Funds. In some instances, such additional commissions, fees or other incentives may be offered among the brokers affiliated with the Distributor which are: Royal Alliance Associates, Inc., AIG Financial Advisors, Inc., Financial Service Corporation, Advantage Capital Corporation, AIG Equity Sales Corp., AIG Financial Securities Corp., AIG International Securities, Inc., Pembrook Securities, Inc., American General Securities, Inc., American General Financial Advisors, Inc., The Variable Annuity Marketing Company, American General Distributors, Inc., American General Funds Distributors, Inc., AGF Investment Corp., Franklin Financial Services Corporation. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be

29

fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.

The Fund, on behalf of Class I shares of each Portfolio, has entered into a Services Agreement (the “Class I Service Agreement”) with the Distributor to provide additional shareholders services to Class I shareholders. Pursuant to the Class I Services Agreement, as compensation for services rendered, the Distributor receives a fee from a Portfolio of 0.25% of the daily net assets of the Portfolios’ Class I shares.

Distribution Plans. As indicated in the Prospectus, the Directors of the Fund have adopted Distribution Plans (the “Class B Plan,” and the “Class C Plan” and collectively, the “Distribution Plans”) pursuant to Rule 12b-1 under the 1940 Act. There is no Distribution Plan in effect for Class A and Class I shares. Reference is made to “Portfolio Management—Distributor” in the Prospectus for certain information with respect to the Distribution Plans.

Under the Class B and Class C Plans, the Distributor may receive payments from each Portfolio at the annual rate of 0.65% of the average daily net assets of each Portfolio’s Class B and Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing each such class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. In addition to distribution payments by the Portfolios, the Distributor may receive distribution payments from the Underlying Funds of up to 0.10% and account maintenance fees of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to SACS or certain securities firms for providing account maintenance services.

Continuance of the Distribution Plans with respect to the Portfolios is subject to annual approval by vote of the Directors, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the “Independent Directors”). A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Portfolio, without approval of the shareholders of the affected class of shares of that Portfolio. In addition, all material amendments to the Distribution Plans must be approved by the Directors in the manner described above. A Distribution Plan may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Portfolio. So long as the Distribution Plans are in effect, the election and nomination of the Independent Directors of the Fund shall be committed to the discretion of the Independent Directors. In their consideration of the Distribution Plans with respect to a Portfolio, the Directors must consider all factors they deem relevant, including information as to the benefits of the Portfolio and the shareholders of the relevant class of the Portfolio.

It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor’s distribution costs as described above.

The following table sets forth the distribution and service fees the Distributor received from the Portfolios for the fiscal years ended October 31, 2010, 2009 and 2008.

DISTRIBUTION AND SERVICE FEES

PORTFOLIO	2010
	Class B	Class C
Focused Equity Strategy Portfolio	$276,364	$566,195
Focused Multi-Asset Strategy Portfolio	$577,829	$1,196,721
Focused Balanced Strategy Portfolio	$285,548	$550,790
Focused Fixed Income and Equity Strategy Portfolio	$38,408	$77,129
Focused Fixed Income Strategy Portfolio	$25,938	$45,519

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PORTFOLIO	2009
	Class B	Class C
Focused Equity Strategy Portfolio	$286,639	$599,954
Focused Multi-Asset Strategy Portfolio	$567,865	$1,227,043
Focused Balanced Strategy Portfolio	$311,003	$589,359
Focused Fixed Income and Equity Strategy Portfolio	$45,301	$93,244
Focused Fixed Income Strategy Portfolio	$28,814	$53,773

PORTFOLIO	2008
	Class B	Class C
Focused Equity Strategy Portfolio	$606,547	$1,428,257
Focused Multi-Asset Strategy Portfolio	$935,268	$2,214,982
Focused Balanced Strategy Portfolio	$544,510	$1,022,504
Focused Fixed Income and Equity Strategy Portfolio	$76,345	$138,525
Focused Fixed Income Strategy Portfolio	$32,845	$57,841

During the fiscal year ended October 31, 2010, the Distributor incurred the following expenses in connection with its distribution of the Funds’ shares:

Focused Fixed Income Strategy Portfolio	Class A	Class B	Class C
Compensation to sales personnel		$3,986	$5,981
Compensation to broker-dealers*		$10,630	$56,011
Advertising		$747	$1,246
Printing and mailing of prospectuses to other than current shareholders		$56	$95
Other Expenses#		$3,451	$3,853

Focused Fixed Income & Equity Portfolio	Class A	Class B	Class C
Compensation to sales personnel		$7,145	$8,511
Compensation to broker-dealers*		$20,196	$87,442
Advertising		$2,052	$4,005
Printing and mailing of prospectuses to other than current shareholders		$84	$172
Other Expenses#		$3,705	$4,502

Focused Equity Strategy Portfolio	Class A	Class B	Class C
Compensation to sales personnel		$31,458	$60,453
Compensation to broker-dealers*		$143,499	$642,764
Advertising		$7,034	$14,313
Printing and mailing of prospectuses to other than current shareholders		$604	$1,246
Other Expenses#		$8,575	$14,495

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Focused Balanced Strategy Portfolio	Class A	Class B	Class C
Compensation to sales personnel		$41,508	$71,277
Compensation to broker-dealers*		$684,005	$133,647
Advertising		$7,260	$13,900
Printing and mailing of prospectuses to other than current shareholders		$619	$1,191
Other Expenses#		$8,754	$14,177

Focused Multi Asset Strategy Portfolio	Class A	Class B	Class C
Compensation to sales personnel		$68,645	$131,737
Compensation to broker-dealers*		$358,064	$1,482,592
Advertising		$14,566	$30,169
Printing and mailing of prospectuses to other than current shareholders		$1,228	$2,587
Other Expenses#		$14,741	$27,405

*	For Class B and Class C shares, these amounts include advance commissions paid out to broker-dealers, if any.
#	Other Expenses include miscellaneous printing and marketing overhead expenses.

Payments to Financial Institutions

As described in the Prospectus, the Distributor, SunAmerica, or their affiliates may make payments to Financial Institutions, including certain broker-dealers within the Advisor Group, Inc. and The Variable Annuity Life Insurance Company (VALIC), affiliates of SunAmerica, other than the standard dealer concessions listed under “Calculation of Sales Charges” in the Prospectus, or the distribution or service fees that may be made by the Distributor to Financial Institutions pursuant to the Distribution Plans. The additional payments may be made in the form of sales charge or service fee payments over and above the standard payment rate (made by the Distributor to broker-dealers in connection with distribution-related or accountant maintenance services under the Distribution Plans), or in the form of other “revenue sharing” payments that may be paid to Financial Institutions, as described in the Prospectus. These additional payments are collectively referred to as “revenue sharing payments.”

The Distributor, SunAmerica and their affiliates make revenue sharing payments to Financial Institutions that generally range from 0.03% to 0.25% of Fund assets serviced and maintained by the Financial Institution and/or from 0.05% to 0.25% of gross or net sales of Fund shares attributable to the Financial Institution. Payments may also take the form of flat fees payable on a one-time or periodic basis, including, but not limited to, in connection with the initial set-up of the Portfolio on a Financial Institution’s platform, for inclusion on a Financial Institution’s preferred list of funds offered to its clients or for other marketing, sales support, educational or training programs.

The list below includes the names of the Financial Institutions that received revenue sharing payments in connection with distribution-related or other services provided to the Portfolios in the fiscal year ended October 31, 2010. This list is subject to change and the Distributor, SunAmerica, or their affiliates may, from time to time revise or terminate existing arrangements with such entities, or may enter into new arrangements with Financial Institutions that are not presently listed below.

Ameriprise Financial

Charles Schwab & Co

D A Davidson & Company

First Clearing

FSC Securities Corporation

LPL Financial/Linsco/Private Ledger

Merrill Lynch

Mesirow Financial

Morgan Stanley

Morgan Stanley Smith Barney

National Financial Services/Fidelity Services

Oppenheimer & Co.

32

Prudential Investments

Raymond James & Associates

RBC Dain Rauscher

Robert W Baird

Royal Alliance Associates

Sagepoint Financial, Inc.

Securities America, Inc.

Stifel, Nicolaus & Co, Inc.

TD Ameritrade

UBS Financial Services

US Bancorp Pier Jaffray

VALIC Financial Advisors

Wells Fargo

These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend a Portfolio over another investment. Ask your salesperson or visit your Financial Institution’s Website for more information.

In addition to the dealer concessions and the Distribution Plan and revenue sharing payments described above and in the Prospectus, the Portfolios, Distributor, SunAmerica or their affiliates may also make payments to Financial Institutions in connection with administrative, sub-accounting and networking services (i.e., services to support the electronic transmission of shareholder orders through the National Securities Clearing Corporation). These fees are separate from the fees described above and from the fees paid by the Funds to SAFS, the Transfer Agent or to the Distributor pursuant to the Administrative and Shareholder Services Agreements with respect to the Class I shares and to SunAmerica pursuant to the Administrative Services Agreement.

Servicing Agent

The Fund has entered into a service agreement (“Service Agreement”), under the terms of which SunAmerica Fund Services, Inc. (“SAFS”), an affiliate of SunAmerica, acts as a servicing agent assisting State Street Bank and Trust Company (“State Street”) in connection with certain services offered to the shareholders of each of the Portfolios. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. SAFS ompensate State Street, and its affiliate, Boston Financial Data Services (“BFDS”) and, with State Street, the “Transfer Agent”) for providing services to the Portfolio. For further information regarding the Transfer Agent, see the section entitled “Additional Information” below.

SunAmerica Fund Services, Inc. (the “Servicing Agent”) assists the Portfolios’ transfer agent in providing shareholder services. Pursuant to a Service Agreement, the Servicing Agent, a SunAmerica affiliate, receives reimbursments from the Portfolios of its costs, which include all direct transfer agency fees and out-of-pocket expenses.

For further information regarding the Transfer Agent, see the section entitled “Additional Information” below.

The Service Agreement dated January 1, 1999, as amended from time to time, continues in effect from year to year provided that such continuance is approved annually by vote of a majority of the Directors including a majority of the Disinterested Directors.

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Responsibility. The Fund has adopted policies and procedures for the voting of proxies relating to Portfolio securities (the “Policies”). The Policies were drafted according to recommendations by SunAmerica and an independent proxy voting agent. The Policies enable the Fund to vote proxies in a manner consistent with the best interests of the Fund and the Fund’s shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of all Fund proxies in accordance with the Policies. The Proxy Voting Committee will consist of a member of the Investment Management Department, at least one member of the Legal and Compliance Departments, and at least one person with respect to SunAmerica who oversees subadvisers (with respect to Portfolios, the investment discretion over which is delegated to a subadviser) or their designees.

The Proxy Voting Committee has engaged the services of an independent voting agent to assist in issue analyses, vote recommendations for proxy proposals, and with certain other responsibilities including recordkeeping of proxy votes.

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The Fund is generally a passive investor in holding portfolio securities, and the seeking to maximize shareholder value, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Fund generally will abstain on “social issue proposals” as described herein.

In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board had determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the particular Trust. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance.

Case-By-Case Voting Matters. The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”), which identify certain vote items to be determined on a case-by-case basis. In these circumstances, and in proposals not specifically addressed by the Policies, the Proxy Voting Committee generally will rely on guidance or a recommendation from the independent proxy voting agent or other sources. In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, the Fund’s shareholders.

Examples of the Fund’s Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Fund’s voting positions on specific matters:

•	Vote on a case-by-case basis on proposals to increase authorized common stock;

•	Vote on a case-by-case basis on most mutual fund matter shareholder proposals to terminate the investment adviser;

•	Vote against the authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock);

•	Vote on a case-by-case basis regarding merger and acquisition matters;

•	Not vote proxies for index funds/portfolios and passively managed funds/portfolios;*

•	Not vote proxies for securities that are out on loan;**

•	Vote on a case-by-case basis on equity compensation plan.

*	The Board has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the Portfolios retain a particular security. That is, the Portfolios will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the Portfolios will make a determination to retain or sell a security based on whether the index retains or deletes the security.
**	The Boards of the SunAmerica funds that have approved the lending of portfolio securities have determined that the costs of voting proxies with respect to securities that are out on loan generally outweigh any benefit that may be achieved by the voting of such proxies. The costs of voting such proxies include the opportunity cost of lost securities lending income when securities are recalled from a loan. However, under certain circumstances, including where the investment adviser and/or subadviser to a Portfolio determines that a proxy vote is materially important to the Portfolio’s interest and where it is feasible to recall the security on a timely basis, the investment adviser will use its reasonable efforts to recall the security.

Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the policies or recommendations of the independent proxy voting agent.

However, if a situation arises where a vote presents a conflict between the interests of the Fund’s shareholders and the interest of SunAmerica, the Fund’s principal underwriter, or one of SunAmerica’s or the underwriter’s affiliates, and the

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conflict is known to the Proxy Voting Committee, the Committee will consult with one Director who is not an “interested person,” as that term is defined in the 1940 Act, time permitting, before casting the vote to ensure that the Fund vote in the best interest of its shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.

Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for any determination to vote in a non-uniform or contrary manner, as well as, for ensuring the maintenance of records for each proxy vote cast on behalf of the Portfolios. The independent proxy voting agent will maintain records of voting decisions for each vote cast on behalf of the Fund. The proxy voting record for the twelve-month period ended June 30, 2010 will also be available on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board of Directors (the “Board”) has adopted policies and procedures relating to disclosure of the Portfolios’ securities. These policies and procedures govern when and by whom portfolio holdings information will be publicly disclosed or made available to nonaffiliated third parties. Unless a Portfolio’s portfolio holdings information has been publicly disclosed, it is the Portfolios’ policy that their portfolio holdings information will not be provided to a third party unless there is a legitimate business purpose for providing such information, subject to certain other conditions described below or as set forth in the Portfolios’ policy.

The Portfolios’ complete portfolio holdings are publicly available via SEC filings made by the Portfolios on a fiscal quarterly basis. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Portfolios’ fiscal quarter.

In addition, the Portfolios’ complete holdings information will be made available on the Portfolios’ website on a monthly basis. The Portfolios’ holdings at the end of each month will be posted on the first business day following the 15th day of the following month.

Portfolio holdings information shall not be publicly disclosed until the information is at least 15 days old, unless otherwise approved by the Adviser’s Legal Department. The Portfolio and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Portfolio’s holdings is permitted, an employee of the Adviser seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the Legal and/or Compliance departments of the Adviser. The Portfolio’s Chief Compliance Officer or the Adviser’s Legal Department may approve the request if it is determined that there is a legitimate business purpose for the disclosure of such information to the third party and they determine that no material conflicts between the Portfolio’s shareholders and the Portfolio’s affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Portfolios’ operation or is in the Portfolio’s best interest. If the request is approved, the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Portfolio for any reason.

Non-public holdings information may be provided to the Portfolios’ service providers on an as-needed basis in connection with the services provided to the Portfolios by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Portfolios’ holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Portfolios. Portfolio holdings information may also be provided to the Board. The entities to whom the Portfolios’ provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Portfolios as required to maintain the confidentiality of the information provided.

At each quarterly meeting of the Board, the Adviser shall present the Board with a report disclosing the addition of any organization or individual that has been approved to receive non-public portfolio holdings of the Portfolios and the purpose for such disclosure.

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Each of the below listed third parties have been informed of their duty of confidentiality and have been approved to receive information concerning the Funds’ holdings:

1.	Subadvisers. Each Subadviser is continuously provided with the entire portfolio holdings for each Portfolio that it subadvises on a daily basis.

2.	PricewaterhouseCoopers LLP (“PwC”). PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Portfolios’ financial statements. PwC does not disclose to third parties information regarding the Portfolios’ holdings.

3.	State Street. State Street, as custodian to the Portfolios, has daily access to the entire holdings of each Portfolio. State Street does not disclose or release information regarding the Funds’ holdings except as instructed by the Portfolios.

4.	Lipper, Inc. (“Lipper”). The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a monthly basis. This information is disclosed approximately twenty (20) days after the month end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 portfolio holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to Lipper subscribers approximately thirty (30) days after the receipt of information from the Portfolio.

5.	Morningstar, Inc. (“Morningstar”). Morningstar is a subscription-based service where certain information regarding stocks and retail mutual funds may be accessed through its web site at no charge. Information regarding the Portfolios is available only with a subscription. State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 portfolio holdings, sector weighting, etc.). Through Morningstar’s DataLab product, entire portfolio holdings information is available to subscribers approximately one week after Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

6.	Bloomberg LLP (“Bloomberg”). The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

7.	Financial Printers. Fund Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each portfolio’s fiscal quarter. Financial printers assist the Portfolios with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

8.	Investment Company Institute (“ICI”). Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Portfolios on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Portfolio’s holding information publicly.

9.	Plexus Group (“Plexus”) and Elkins/McSherry. State Street provides purchase and sale information with respect to the Portfolios’ equity securities on a quarterly basis approximately fifteen (15) days after the quarter end. Plexus analyzes the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Portfolios and neither Plexus nor Elkins/McSherry discloses publicly the information they receive or the reports they prepare. SunAmerica’s contract with Plexus includes a confidentiality clause.

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10.	Manhattan Creative Partners (d/b/a “Diligent”). Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days after the month end. Diligent services the website of the retail funds advised by SunAmerica. Diligent also hosts the Board’s online meeting materials.

11.	Marketing Firms. Our Marketing Group provides portfolio holding information to various marketing firms, including DCF Advertising, Media Door, LLC, Molly Hart, PeachTree Enterprises, Primelook, Inc., RI Communications Group.

12.	Stan Alder Associates, TanaSeybert, and Wilson Media. Depending on the Portfolios and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period end. Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Portfolios or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports. They do not publicly disclose the Portfolios’ portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

13.	Institutional Shareholder Services (“ISS”). ISS downloads portfolio information as needed (i.e. custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used for the purposes of voting proxies and filing claims for participation in various securities litigation on behalf of the Portfolios and is not publicly disclosed. SunAmerica’s contract with ISS includes confidentiality disclosure.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The investment advisers to the Underlying Funds are responsible for decisions to buy and sell securities for the Underlying Funds and for the selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, a brokerage affiliate of SunAmerica.

In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The primary consideration of an investment adviser to an Underlying Fund in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the adviser may select broker-dealers that provide it with research services-analyses and reports concerning issuers, industries, securities, economic factors and trends-and may cause the Underlying Funds to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer.

For more information about the brokerage practices of the Underlying Funds and for information regarding brokerage commissions paid by the Underlying Funds, see their prospectuses and statements of additional information.

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

Information regarding the purchase of share is located in the Shareholder Account Information section of the Portfolios’ Prospectus and is hereby incorporated by reference.

Upon making an investment in shares of the Portfolios, an open account will be established under which shares of the Portfolios and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder’s account by the Transfer Agent. Shareholders will not be issued certificates for their shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850, extension 5125.

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Shareholders who have met the Portfolios’ minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. Dollar cost averaging does not assure a profit or protect against loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels. At the shareholder’s election, such purchases may be made from such shareholder’s bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.

Shares of the Portfolios are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor (i) may be imposed at the time of purchase (Class A shares) or (ii) may be deferred (Class Band C shares and purchases of Class A shares in excess of $1 million). Class II shares, now designated as Class C shares, had elements of a sales charge that is both imposed at the time of purchase and deferred prior to their redesignation. Class I is not subject to any sales charge. Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the purchase of shares of the Portfolios.

The following tables set forth the front-end sales concessions with respect to Class A and Class C shares of each Portfolio, the amount of the front-end sales concessions reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B and Class C shares of each Fund, received by the Distributor for the fiscal years ended October 31, 2010, 2009 and 2008.

2010

Portfolio	Front-End Sales Concessions— Class A	Amount Reallowed to Affiliated Broker-Dealers Class A	Amount Reallowed to Non-Affiliated Broker-Dealers Class A	Contingent Deferred Sales Charge—Class A Shares	Contingent Deferred Sales Charge—Class B Shares	Contingent Deferred Sales Charge—Class C Shares
Focused Equity Strategy Portfolio	$161,456	$51,362	$84,376	$25	$66,338	$6,307
Focused Multi-Asset Strategy Portfolio	$443,524	$132,728	$247,079	$1,210	$123,266	$13,940
Focused Balanced Strategy Portfolio	$202,422	$76,133	$97,352	$1,121	$57,001	$9,472
Focused Fixed Income and Equity Strategy Portfolio	$29,968	$14,401	$10,750	$100	$5,695	$655
Focused Fixed Income Strategy Portfolio	$19,220	$7,850	$8,568	$14	$7,148	$395

2009

Portfolio	Front-End Sales Concessions— Class A	Amount Reallowed to Affiliated Broker-Dealers Class A	Amount Reallowed to Non-Affiliated Broker-Dealers Class A	Contingent Deferred Sales Charge—Class A Shares	Contingent Deferred Sales Charge—Class B Shares	Contingent Deferred Sales Charge—Class C Shares
Focused Equity Strategy Portfolio	$217,523	$69,202	$116,974	$27	$120,688	$7,061
Focused Multi-Asset Strategy Portfolio	$425,783	$149,590	$215,610	$2,186	$192,976	$19,271
Focused Balanced Strategy Portfolio	$239,541	$67,020	$136,397	$3,012	$83,199	$10,159
Focused Fixed Income and Equity Strategy Portfolio	$44,786	$8,535	$29,483	$4	$19,179	$1,480
Focused Fixed Income Strategy Portfolio	$15,029	$7,596	$5,248	—	$7,226	$1,763

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2008

Portfolio	Front-End Sales Concessions— Class A	Amount Reallowed to Affiliated Broker-Dealers Class A	Amount Reallowed to Non-Affiliated Broker-Dealers Class A	Contingent Deferred Sales Charge—Class A Shares	Contingent Deferred Sales Charge—Class B Shares	Contingent Deferred Sales Charge—Class C Shares
Focused Equity Strategy Portfolio	$504,624	$180,980	$248,369	$4,242	$217,408	$22,030
Focused Multi-Asset Strategy Portfolio	$938,511	$357,025	$438,335	$13,292	$316,460	$32,416
Focused Balanced Strategy Portfolio	$460,016	$194,944	$194,156	$2,985	$196,890	$19,264
Focused Fixed Income and Equity Strategy Portfolio	$78,898	$25,802	$40,253	$177	$40,214	$1,741
Focused Fixed Income Strategy Portfolio	$61,327	$14,157	$38,068	$2,600	$17,186	$738

Contingent Deferred Sales Charges (“CDSCs”) Applicable to Class B Shares. Class B shares purchased (other than through the reinvestment of dividends and distributions, which are not subject to the CDSC) will be subject to the CDSC schedule reflected in the current Prospectus.

Waiver of CDSCs. As discussed under “Shareholder Account Information” in the Prospectus, CDSCs may be waived on redemptions of Class B shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

Death. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account or (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If Class B shares are not redeemed within one year of the death, they will remain Class B shares and be subject to the applicable CDSC, when redeemed.

Disability. A CDSC may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

Distributions. CDSCs may be waived on taxable distributions to participants of qualified retirement plans or retirement accounts (not including rollovers) for which SASF, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59  1/2 at the time the redemption is made.

Systematic Withdrawal Plan. CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor’s account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. All dividends and capital gains distributions must be reinvested.

Purchases through the Distributor

An investor may purchase shares of a Fund through dealers which have entered into selected dealer agreements with the Distributor. An investor’s dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Fund. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange (“NYSE”) that day. Orders received by the Distributor after the close of business will be executed at the offering price determined at the close of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment

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has not been received by the fifth business day following the investment. A Fund will not be responsible for delays caused by dealers.

Purchase by Check

Checks should be made payable to the specific Portfolio or payable to SunAmerica Mutual Funds. A personal check for an investor should be drawn from the investor’s bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9186, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219373, Kansas City, Missouri 64121-9186 and the shareholder’s account number should appear on the check. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. A personal check from an investor should be drawn from the investor’s bank account. In general, starter checks, cash equivalents, stale dated or post-dated checks will not be accepted. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of a Portfolio at the net asset value next computed after the check is received. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See “Shareholder Account Information” in the Prospectus.)

Purchase by Federal Funds Wire

An investor may make purchases by having his or her bank wire federal funds to the Portfolios’ Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Portfolio and the Transfer Agent are open for business. Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined net asset value if received at or prior to a Portfolio’s close of business, plus any applicable sales charge. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

1.	You must have an existing SunAmerica Mutual Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at: (816) 218-0519.

2.	Call SAFS Shareholder Services, toll free at (800) 858-8850, to obtain your new account number.

3.	Instruct the bank to wire the specified amount to the Transfer Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0 110-00028; DDA# 99029712, SunAmerica [name of Portfolio, Class] (include shareholder name and account number).

Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares

To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by employer sponsored retirement plans, whether or not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that offer the Portfolio(s) as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, a Portfolio or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services. Further, the sales charge is waived with respect to shares purchased by “wrap accounts” for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Portfolios may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Portfolio. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases of shares by a “single person” including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

Reduced Sales Charges (Class A Shares Only). As discussed under “Shareholder Account Information” in the Prospectus, investors in Class A shares of each of the Portfolios may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Fund.

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Combined Purchase Privilege. The following persons may qualify for the sales charge reductions or eliminations by combining purchases of shares of the Portfolios into a single transaction:

1.	an individual, or a “company” as defined in Section 2(a)(8) of the 1940 Act (which includes corporations that are corporate affiliates of each other);

2.	an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

3.	a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code);

4.	tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);

5.	employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

6.	group purchases as described below.

A combined purchase currently may also include shares of other funds in SAMF (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

Rights of Accumulation. A purchaser of shares of the Portfolios may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of a Portfolio that were previously purchased, shares of the other classes of the same Portfolio, as well as shares of any class of any other Portfolio or of any of the other funds advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

The shareholder’s dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor’s or the Transfer Agent’s records fails to confirm the investor’s represented holdings.

Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of one or more Portfolios or other funds advised by the Adviser to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in a Portfolio or funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Fund, or of other Funds advised by SunAmerica, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction, provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under “Rights of Accumulation,” but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Portfolio purchased in connection with the original Letter of Intent (as well as shares purchased during the 30-day period prior to the execution of the original Letter of Intent as referenced above), and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Portfolios pursuant to this purchase plan should carefully read such Letter of Intent.

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Reduced Sales Charge for Group Purchases. Members of qualified groups may purchase Class A shares of a Portfolio under the combined purchase privilege as described above.

To receive a rate based on combined purchases, group members must purchase Class A shares of a Portfolio through a single investment dealer designated by the group. The designated dealer must transmit each member’s initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Portfolio’s shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group’s sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer at least annually access to the group’s membership by means of written communication or direct presentation to the membership at a meeting; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group that meets the requirements stated above and is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member’s beneficiary. For example, a qualified group could consist of a trade association that would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring the Portfolios’ shares for the benefit of any of the foregoing.

Interested groups should contact their investment dealer or the Distributor. The Fund reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Portfolio at any time.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the redemption of Portfolio shares.

If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or in part, by a distribution in kind of securities from a Portfolio in lieu of cash. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing the Portfolios’ securities is described below in the section entitled “Determination of Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

The Distributor is authorized, as agent for the Portfolios, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of the Portfolios next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Portfolios’ close of business will be priced based on the next business day’s close. Dealers may charge for their services in connection with the repurchase, but neither the Portfolios nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

EXCHANGE PRIVILEGE

Shareholders in the Portfolios may exchange their shares for the same class of shares of any other Portfolio or other funds distributed by SACS, except the SunAmerica Senior Floating Rate Fund (where shareholders may only exchange

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Class A shares of the fund for Class A shares of any other fund distributed by SACS), that offer such class at the respective net asset value per share.

Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $50 and there is no fee for exchanges made. All exchanges can be affected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days’ written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850, extension 5125.

If a shareholder acquires Class A shares through an exchange from another SAMF where the original purchase of such fund’s Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon redemption of any of such shares.

A shareholder who acquires Class B or Class C shares through an exchange from another SAMF will retain liability for any CDSC outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A.

Because excessive trading (including short-term “market timing” trading) can hurt a Portfolio’s performance, a Portfolio may refuse any exchange sell order: (1) if it appears to be a market timing transaction involving a significant portion of that Portfolio’s assets; or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

In addition, the Portfolios reserve the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Portfolios would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. A shareholder’s purchase exchange may be restricted or refused if a Portfolio receives or anticipates simultaneous orders affecting significant portions of that Portfolio’s assets. In particular, a pattern of excessive exchanges that coincide with a “market timing” strategy may be disruptive to a Portfolio and may therefore be refused.

DETERMINATION OF NET ASSET VALUE

Shares of each class of each Portfolio are valued at least daily as of the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time). Each Portfolio calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Directors in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Portfolio’s shares, and a Portfolio may determine that certain closing pricesdo not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in

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foreign markets, the performance of U. S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities, the Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Portfolio if acquired within 60 days of maturity or, if already held by the Portfolio on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of the day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Future contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00 p.m. Eastern Time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser or Subadviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market.

Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The Portfolios intend to distribute to the registered holders of its shares substantially all of their respective net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. The Portfolios intend to distribute any net long-term capital gains in excess of any net short-term capital losses from the sale of assets. The current policy of the Focused Fixed Income and Equity Strategy Portfolio and Focused Balanced Strategy Portfolio is to declare and pay investment income dividends, if any, quarterly. The current policy of the Focused Multi-Asset Strategy Portfolio and Focused Equity Strategy Portfolio is to declare and pay investment income dividends, if any, annually. The current policy of the Focused Fixed Income Strategy Portfolio for investment income dividends, if any, is to declare daily and pay quarterly. The Portfolios intend to pay net capital gains, if any, annually. Each of the Portfolios reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually. In determining amounts of capital gains to be distributed, any capital loss carryforwards from prior years will be offset against capital gains. Distributions will be paid in additional shares of the applicable Portfolio based on the net asset value at the close of business on the ex-dividend or reinvestment date, unless the dividends total in excess of $10.00 per distribution period and the shareholder notifies the applicable Portfolio at least five business days prior to the payment date to receive such distributions in cash.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder’s address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks. At October 31, 2010, the following Funds were entitled to capital loss carry forwards: Focused Equity Strategy, $165,877,752; Focused Multi-Asset Strategy, $130,651,578; Focused Balanced

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Strategy, $78,943,523; Focused Fixed Income and Equity Strategy, $7,353,702; Focused Fixed Income Strategy, $1,965,489. Each of the capital loss carryforwards will expire between 2009 and 2016. Capital loss carryforwards generated during taxable years beginning after 2010 will not be subject to expiration.

Taxes. The following is intended to be a general summary of certain U.S. Federal income tax consequences of investing in a Portfolio. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisers before making an investment in a Portfolio. This summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

A reference to “the Portfolio,” when the statement relates to the Portfolio’s investments, should be read as “the Portfolio or an Underlying Fund,” as appropriate. Each Portfolio is qualified, and intends to remain qualified and elect to be taxed as a regulated investment company under Subchapter M of the Code for each taxable year. In order to be qualified as a regulated investment company, each Portfolio generally must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of a Portfolio’s assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater than 5% the value of a Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or in any two or more issuers of which the Portfolio owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a Portfolio will not be subject to U.S. Federal income tax on ordinary income and net capital gains which are distributed as dividends or capital gains distributions to shareholders provided that such Portfolio distributes to shareholders at least 90% of its “investment company taxable income” for the taxable year and 90% of its net tax-exempt interest income, if any, for the taxable year. Each Portfolio intends to distribute sufficient income to meet this qualification requirement.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Portfolio must distribute during each calendar year the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98.2% of its capital gain net income, i.e., net long-term capital gains in excess of its short-term capital losses, for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and capital gain net income for the preceding years that were not distributed during such years. To avoid application of the excise tax, each Portfolio intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it is actually paid during such year. Additionally, a distribution will be treated as paid on December 31 of a calendar year if it is declared by a distributing Portfolio in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by that Portfolio during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31 in the calendar year in which such dividend is declared, rather than on the date on which the distributions are actually received. If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, a Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net tax-exempt interest and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as “qualified dividend income” in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated

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investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year. Capital losses incurred by a Portfolio cannot be offset against short-term capital gains incurred by an Underlying Fund.

If a Portfolio is held through a qualified retirement plan entitled to tax-exempt treatment for U.S. Federal income tax purposes, distributions will generally not be taxable currently. Special tax rules apply to such retirement plans. You should consult your tax adviser regarding the tax treatment of distributions (which may include amounts attributable to Portfolio distributions) which may be taxable when distributed from the retirement plan.

Distributions of net ordinary investment income and short-term capital gains (“ordinary income dividends”) are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. The portion of such ordinary income dividends received from a Portfolio that will be eligible for the dividends-received deduction for corporations will be determined on the basis of the amount of the Portfolio’s gross income, exclusive of capital gains from sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts (“REITs”), and will be reported as such to shareholders. Distributions of net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such gains from certain transactions in futures and options), if any, that a Portfolio reports as capital gains are taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned shares. The maximum capital gains rate for individuals currently is 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. For taxable years beginning on or after January 1, 2013, the long-term capital gain rate for individuals is scheduled to return to 20%.

A portion of each Portfolio’s distributions with respect to the taxable years beginning on or before December 31, 2012, may be treated as “qualified dividend income,” taxable to individuals at the rates applicable to long-term capital gains for individuals, currently at a maximum U.S. Federal tax rate of 15%. A distribution is treated as qualified dividend income to the extent that the Portfolio receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Portfolio and the shareholder. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Portfolio to an individual in a particular taxable year if 95% or more of the Portfolio’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Portfolio; or (ii) the portion of the regular dividends paid by the Portfolio to an individual in a particular taxable year that is attributable to qualified dividend income received by the Portfolio in that taxable year if such qualified dividend income accounts for less than 95% of the Portfolio’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Portfolio from U.S. corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States or the stock of which is readily tradable on an established securities market in the United States) which are not PFICs. Dividend income will not be treated as qualified dividend income unless the Portfolio satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the Portfolio from a REIT or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Portfolio dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income. To the extent the Portfolio’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

If a Portfolio retains for investment an amount equal to all or a portion of its net capital gains, it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, a Portfolio will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Portfolio on the undistributed amount against their U.S.

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Federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. Federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. Federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Portfolio upon filing appropriate returns or claims for refund with the IRS.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Portfolio’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in its shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds its shares of the Portfolio as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to the record date for a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Portfolio’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Upon a sale or exchange of its shares, a shareholder will recognize a taxable gain or loss in an amount equal to the difference between the proceeds of the sale or exchange and the shareholder’s adjusted tax basis in the shares. Except as discussed below, the amount of any CDSC will reduce the amount realized for purposes of determining gain or loss. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year, and long-term capital gain taxable generally at the maximum rate of 15% if such shares were held for more than one year. In the case of a corporation, all capital gain will be taxable at the same rates as ordinary income to the corporation. For both individuals and corporations, . any such loss will be treated as long-term capital loss if such shares were held for more than one year. A loss recognized on the sale or exchange of shares held for six months or less, however, will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to its shares, and, to the extent not disallowed, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

Generally, any loss realized on a sale or exchange of shares of a Portfolio will be disallowed if other shares of such Portfolio are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances the sales charge incurred in acquiring shares of a Portfolio may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Portfolio are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares and is added to the basis of the new shares.

Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such

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taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of that Portfolio’s assets to be invested in various countries is not known. If more than 50% in value of a Portfolio’s total assets at the close of its taxable year consists of securities of foreign corporations (with no look through available for purposes of this role with respect to foreign securities held by the Underlying Funds), that Portfolio will be eligible, and intends, to file an election with the IRS pursuant to which shareholders of that Portfolio will be required to include (in addition to taxable dividends actually received) their proportionate share of such foreign taxes paid by such Portfolio in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain limitations and the Portfolio and the shareholders satisfying certain holding period requirements, use them as foreign tax credits against their U.S. Federal income taxes. However, foreign tax credits allocable from Underlying Funds will generally be unable to be passed through to shareholders of the Portfolios. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. Of course, certain retirement accounts which are not subject to tax cannot claim foreign tax credits on investments in foreign securities held in a Portfolio. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from a Portfolio’s election described in this paragraph but will not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss. These gains, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of a Portfolio’s investment company taxable income available to be distributed to its shareholders as ordinary income. In certain cases, a Portfolio may be entitled to elect to treat foreign currency gains on forward or futures contracts, or options thereon, as capital gains.

The Code includes special rules applicable to listed non-equity options, regulated futures contracts, and listed options on futures contracts which a Portfolio may write, purchase or sell. Such options and contracts are classified as “Section 1256 contracts” under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Portfolio at the end of a taxable year, generally are required to be treated as sold at market value on the last business day of such fiscal year for U.S. Federal income tax purposes (“marked-to-market”). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in over-the-counter options written by such Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by a Portfolio from transactions in over-the-counter options purchased by such Portfolio generally has the same character as the property to which the option relates has in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term capital gain or loss depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the puts or increased by the premium received for calls.

A substantial portion of the Portfolios’ transactions in options, futures contracts and options on futures contracts, particularly their hedging transactions, may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property. A straddle, at least one (but not all) of the positions of which is a Section 1256 contract, would constitute a “mixed straddle” under the Code. The Code generally provides special rules with respect to straddles, such as (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrecognized gain in the offsetting position, (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) “short sale” rules which may terminate the holding period of securities owned by a Portfolio when offsetting positions are established and which may convert certain capital losses from short-term to long-term, and (iv) “conversion transaction” rules which recharacterize all or a portion of capital gains as ordinary income. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

Code Section 1259 requires the recognition of gain if a Portfolio makes a “constructive sale” of an appreciated financial position. A Portfolio generally will be considered to make a constructive sale of an appreciated financial position if

48

it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio’s hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

Under the “wash sale” rules, a Portfolio may not recognize a loss from the sale of a security where a substantially identical security is (or has been) acquired, or the Portfolio enters into a contract or option to purchase such substantially identical security, within the period beginning 30 days before and ending 30 days after the sale. Wash sales may occur based on a Portfolio’s interests in the Underlying Funds.

Certain types of income received by the Portfolio from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Portfolio to designate some or all of its distributions as “excess inclusion income.” To Portfolio shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause the Portfolio to be subject to tax if certain “disqualified organizations” as defined by the Code are Portfolio shareholders. If a charitable remainder annuity trust or charitable remainder unitrust (each as defined in Code Section 664) has UBTI for a tax year, a 100% excise tax on the UBTI is imposed on the trust.

The Portfolios may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Portfolio and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by a Portfolio in a taxable year may not be represented by cash income, a Portfolio may have to dispose of other securities and use the proceeds to make distributions to shareholders. If a Portfolio holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Portfolio’s taxable year, and the Portfolio satisfies the minimum distribution requirement, the Portfolio may elect for U.S. Federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Portfolio for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other specified bonds. If the Portfolio were to make an election, a shareholder of the Portfolio would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

If the Portfolio purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. Federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains. If the Portfolio were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Portfolio, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Portfolio

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would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, the Portfolio may make a mark-to-market election that will result in the Portfolio being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Portfolio would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Portfolio and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Portfolio may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. The Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

The Portfolios may be required to withhold U.S. Federal income tax at the rate of 28% on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld generally may be credited against a shareholder’s U.S. Federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Any distributions of net investment income or short-term capital gains made to a foreign shareholder will generally be subject to U.S. withholding tax of 30% (or a lower treaty rate if applicable to such shareholder). In general, U.S. Federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Portfolio. For foreign shareholders of a Portfolio, a distribution attributable to the Portfolio’s sale or exchange of U.S. real property or of a REIT or other U.S. real property holding corporation will be treated as real property gain subject to 35% withholding tax if 50% or more of the value of the Portfolio’s assets is invested in REITs and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. In addition, foreign shareholders may be subject to certain tax filing requirements if 50% or more of the Portfolio’s assets are invested in REITs and other U.S. real property holding corporations.

Disposition of Portfolio shares by foreign shareholders on or before December 31, 2011, will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if 50% or more of the value of the Portfolio’s assets are invested in REITs and other U.S. real property holding corporations, the Portfolio is not domestically controlled, and the foreign shareholder owns more than 5% of the outstanding shares of the Portfolio at any time during the five-year period ending on the date of disposition.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding the Portfolio’s participation in a wash sale transaction or its payment of a substitute dividend.

Provided that 50% or more of the value of a Portfolio’s stock is held by U.S. shareholders, distributions of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Portfolio has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution) occurring on or before December 31, 2009, in redemption of a foreign shareholder’s shares of the Portfolio will cause the Portfolio to recognize gain. If the Portfolio is required to recognize gain, the amount of gain recognized will equal to the fair market value of such interests over the Portfolio’s adjusted bases to the extent of the greatest foreign ownership percentage of the Portfolio during the five-year period ending on the date of redemption.

For taxable years beginning before January 1, 2012, properly-reported dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the Portfolio’s “qualified net interest income” (generally, the Portfolio’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Portfolio is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Portfolio’s “qualified short-term capital gains” (generally, the excess of the Portfolio’s net short-term capital gain, including any short-term gain dividend received from an Underlying Fund, over the Portfolio’s long-term capital loss for such taxable year). However, depending on its circumstances, the Portfolio may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of

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shares held through an intermediary, the intermediary may withhold even if the Portfolio reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

For taxable years beginning before January 1, 2012, distributions that a Portfolio reports as “short-term capital gains dividends” or “long-term capital gains dividends” may not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the foreign shareholder has not owned more than 5% of the outstanding shares of the Portfolio at any time during the one-year period ending on the date of distribution. Such distributions will be subject to 30% withholding by the Portfolio and will be treated as ordinary dividends to the foreign shareholder.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described here. Foreign shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio, including the applicability of foreign taxes.

Shares of a Portfolio held by a non-U.S. shareholder at death will be considered situated in the United States and subject to the U.S. estate tax, with a partial look-through rule applying through 2011.

A 30% withholding tax will be imposed on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, a foreign financial institution will need to enter into agreements with the IRS regarding providing the IRS information including the name, address and taxpayer identification number of direct and indirect U.S. account holders, to comply with due diligence procedures with respect to the identification of U.S. accounts, to report to the IRS certain information with respect to U.S. accounts maintained, to agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and to determine certain other information as to their account holders. Other foreign entities will need to provide the name, address, and Taxpayer Identification Number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

If a shareholder recognizes a loss with respect to a Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of Portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Beginning in 2013, a 3.8% Medicare contribution tax will be umposed on net investment income, including interest, dividends and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly), and of estates and trusts.

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

The foregoing is a general and abbreviated summary of the applicable U.S. Federal income tax provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state, local, and foreign taxes. In addition, foreign investors should consult with their own tax advisers regarding the particular tax consequences to them of an investment in a Portfolio. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

RETIREMENT PLANS

Shares of the Portfolios may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of the Portfolio through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of Shares by a retirement plan consult a tax adviser before the acquisition is made.

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Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Tax-Sheltered Custodial Accounts

Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Portfolio may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

Traditional Individual Retirement Accounts

Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a Traditional IRA), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

Salary Reduction Simplified Employee Pension (SARSEP)

A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee’s paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee’s income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

Savings Incentive Match Plan for Employees (SIMPLE IRA)

This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee’s paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

Roth IRA

Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code in 2010, unmarried individuals with adjusted gross income of up to $107,000, and married couples who file a joint return and have joint adjusted gross income of up to $169,000, may contribute to a Roth IRA. The maximum allowed contribution phases out for unmarried individuals with adjusted gross income between $107,001 and $122,000, and married couples who file a joint return and have joint adjusted gross income between $169,001 and $179,000. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

Coverdell Education Savings Accounts

Coverdell Education Savings Accounts were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $190,000 may contribute up to $2,000 each year to a Coverdell Education Savings Account on behalf of a child under the age of 18. The $2,000 annual limit is phased out for unmarried individuals with adjusted gross income between $95,001 and $110,000, and for married individuals who file a joint return and have joint adjusted gross income between $190,001 and $220,000. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

Individual(k)

The Individual(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual(k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and

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Tax Relief Act of 2001 (EGTRRA). The Individual(k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC Section 402(g). In addition, because of its smaller size, the Individual(k) is also less complex and less costly than the typical multiple-employee 401(k) plan.

DESCRIPTION OF SHARES

Ownership of the Fund is represented by shares of common stock. The total number of shares that the Fund has authority to issue is three billion (3,000,000,000) shares of common stock (par value $0.0001 per share), amounting in aggregate par value to three hundred thousand dollars ($300,000.00).

Currently, seventeen investment portfolios of the Fund have been authorized pursuant to the Fund’s Articles of Incorporation, five of such Portfolios are offered through this SAI. The Focused Equity Strategy Portfolio and the Focused Balanced Strategy Portfolio have been divided into four classes of shares, designated as Class A, Class B, Class C and Class I. The Focused Multi Asset Strategy Portfolio, Focused Fixed Income and Equity Strategy Portfolio and the Focused Fixed Income Strategy Portfolio have been divided into three classes of shares, designated as Class A, Class B, Class C and Class I. The Directors may authorize the creation of additional series of shares so as to be able to offer to investors additional investment funds within the Fund that would operate independently from the Fund’s current series, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each series of the Fund’s shares represents the interests of the shareholders of that series in a particular series of Corporation assets. In the future, the Directors may authorize the creation of additional classes of shares, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

Shareholders are entitled to a full vote for each full share held. The Directors have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Directors, and appoint their own successors, provided that at all times at least a majority of the Directors have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors. Although the Fund need not hold annual meetings of shareholders, the Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act. Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Fund. In addition, the Directors may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All classes of shares will vote with respect to certain matters, such as election of Directors. When all Portfolios are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Portfolios’ policies, only shareholders of the Portfolio affected by the matter may be entitled to vote.

The classes of shares of the Portfolio are identical in all respects, except that: (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class A shares may be subject to an initial sales charge or a CDSC in certain circumstances; (iii) Class B shares are subject to a CDSC and a distribution fee; (iv) Class B shares convert automatically to Class A shares on the first business day of the month eight years after the purchase of such Class B shares; (v) Class C shares are subject to a distribution fee and a CDSC, (vi) Class I shares are not subject to any sales charges or distribution fees; (vii) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan; and (viii) each class of shares will be exchangeable into the same class of shares of any other fund of the Fund or other SAMFs that offer that class All shares of the Fund issued and outstanding and all shares offered by the Prospectus when issued, are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Fund. In addition, shares have no conversion rights, except as described above.

The Articles provide, to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted (as limited by the 1940 Act) that no Director or officer of the Fund shall be personally liable to the Fund or to stockholders for money damages. The Articles provide that the Fund shall indemnify: (i) the Directors and officers, whether serving the Fund or its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force (as limited by the 1940 Act), including the advance of expenses under the procedures and to the full extent permitted by law; and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the Fund’s By-laws and be permitted by law. The duration of the Fund shall be perpetual.

ADDITIONAL INFORMATION

Computation of Offering Price per Share.

The following is the offering price calculation for each Class of shares of each Portfolio. The calculations are based on the value of the net assets and number of shares outstanding as of October 31, 2010. There are no sales charges for Class I

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shares and therefore the offering price for these shares will be computed by dividing its net assets by the number of shares outstanding.

	Focused Balanced Strategy Portfolio
	Class A	Class B	Class C	Class I
Net Assets	$78,519,085	$40,267,409	$79,526,241	$890,532

Number of Shares Outstanding	6,364,582	3,282,809	6,464,038	72,075

Net Asset Value Per Share (net assets divided by number of shares)	$12.34	$12.27	$12.30	$12.36

Sales charge for Class A Shares 5.75% of offering price (6.10% of net asset value per share)* :	$0.75	—	—	—

Offering Price	$13.09	$—	$—	$—

*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

	Focused Equity Strategy Portfolio
	Class A	Class B	Class C	Class I
Net Assets	$79,143,032	$39,391,102	$79,284,608	$712,878

Number of Shares Outstanding	6,666,375	3,366,712	6,768,897	60,181

Net Asset Value Per Share (net assets divided by number of shares)	$11.87	$11.70	$11.71	$11.85

Sales charge for Class A Shares 5.75% of offering price (6.10% of net asset value per share)*	$0.72	—	—	—

Offering Price	$12.59	$—	$—	$—

*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

	Focused Fixed Income and Equity Strategy Portfolio
	Class A	Class B	Class C
Net Assets	$11,345,887	$5,130,878	$10,838,612

Number of Shares Outstanding	996,495	451,126	952,701

Net Asset Value Per Share (net assets divided by number of shares)	$11.39	$11.37	$11.38

Sales Charge for Class A Shares 5.75% of offering price (6.10% of net asset value per share)*	$0.69	—	—

Offering Price	$12.08	$—	$—

*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

	Focused Fixed Income Strategy Portfolio
	Class A	Class B	Class C
Net Assets	$8,073,537	$3,823,004	$6,750,194

Number of Shares Outstanding	679,106	321,901	568,547

Net Asset Value Per Share (net assets divided by number of shares)	$11.89	$11.88	$11.87

Sales Charge for Class A Shares 5.75% of offering price (6.10% of net asset value per share)*	$0.73	—	—

Offering Price	$12.62	$—	$—

*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

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	Focused Multi-Asset Strategy Portfolio
	Class A	Class B	Class C
Net Assets	$149,761,470	$84,177,265	$170,291,217
Number of Shares Outstanding	11,413,659	6,478,408	13,085,347
Net Asset Value Per Share (net assets divided by number of shares)	$13.12	$12.99	$13.01
Sales Charge for Class A Shares 5.75% of offering price (6.10% of net asset value per share)*	$0.80	—	—
Offering Price	$13.92	$—	$—

*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

Reports to Shareholders. The Fund sends audited Annual and unaudited Semi-Annual reports to shareholders of the Portfolios. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with a Portfolio to confirm transactions in the account.

Custodian and Transfer Agency. State Street Bank and Trust Co., 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Portfolio and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Fund. Transfer Agent functions are performed for State Street by Boston Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street.

Independent Registered Public Accounting Firm and Legal Counsel. PricewaterhouseCoopers, LLP, 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678, has been selected to serve as the Fund’s independent registered public accounting firm and in that capacity examines the annual financial statements of the Fund. The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019 has been selected as legal counsel to the Portfolios.

FINANCIAL STATEMENTS
The Fund’s audited financial statements are incorporated into this SAI by reference to its 2010 annual report to shareholders. You may request a copy of the annual and semi-annual reports of the Portfolios or Underlying Funds at no charge by calling (800) 858-8850 or writing the Portfolio at SunAmerica Fund Services, Inc., Mutual Fund Operations, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.

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APPENDIX

DESCRIPTION OF CREDIT RATINGS

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

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P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability short term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

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Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

The issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

I. Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligator’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

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BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

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NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be

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made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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